As filed with the Securities and Exchange Commission on April 29, 2011

Registration Nos. 333-85183

and 811-09547

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 15	☒

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐

Amendment No. 16	☒

FARMERS ANNUITY SEPARATE ACCOUNT A

(Exact Name of Registrant)

FARMERS NEW WORLD LIFE INSURANCE COMPANY

(Name of Depositor)

3003 - 77th Avenue, S.E., Mercer Island, Washington 98040

(Address of Depositor’s Principal Executive Offices)

(206) 232-8400

(Depositor’s Telephone Number, including Area Code)

Name and Address of Agent for Service:

Patrick J. Carty

Vice President, Corporate Secretary, and General Counsel

Farmers New World Life Insurance Company

3003 - 77th Avenue, S.E.

Mercer Island, Washington 98040

It is proposed that this filing will become effective:

☐	Immediately upon filing pursuant to paragraph (b) of Rule 485

☒	On May 1, 2011, pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a) of Rule 485

☐	On pursuant to paragraph (a) of Rule 485

Title of securities being registered:

Units of interest in a separate account under individual flexible premium variable annuity contracts.

Prospectus

May 1, 2011

Farmers Variable Annuity

Individual Flexible Premium Variable Annuity

Issued by

Farmers New World Life Insurance Company

Through

Farmers Annuity Separate Account A

Home Office	Service Center
3003 – 77th Avenue SE	P. O. Box 724208
Mercer Island, Washington 98040	Atlanta, Georgia 31139
Phone: (206) 232-8400	Phone: (877) 376-8008 (toll free) 8:00 a.m. to 6:00 p.m. Eastern Time

This prospectus describes the Farmers Variable Annuity (the “Contract”), an individual flexible premium variable annuity contract issued by Farmers New World Life Insurance Company. The Contract allows you to accumulate a Contract Value, and later apply that Contract Value (less surrender charges) to receive fixed annuity payments.

Investment Risk — The Contract Value you accumulate under the Contract will fluctuate daily, based on the investment performance of the subaccounts of the Farmers Annuity Separate Account A (the “variable account”) in which you invest. Each subaccount invests in one underlying portfolio. We do not guarantee how any of the portfolios will perform.

This prospectus provides basic information that you should know before investing. Please read it carefully before investing and keep it for future reference.

Replacing your existing annuity or life insurance policy with this Contract may not be to your advantage.

An investment in this Contract is not a bank deposit, and no bank endorses or guarantees the Contract. The Contract is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investing in this Contract involves risk, including possible loss of some or all of your investment.

This Contract has 48 funding choices – one fixed account (paying a guaranteed minimum fixed rate of interest) and 47 subaccounts.

The subaccounts invest in the following 47 portfolios:

❑	Calvert Variable Series, Inc.

VP SRI Mid Cap Growth *

❑	Dreyfus Variable Investment Fund—Service Class Shares

Opportunistic Small Cap Portfolio Quality Bond Portfolio *

❑	The Dreyfus Socially Responsible Growth Fund, Inc. – Service Class Shares

❑	DWS Variable Series I—(Class A Shares)

DWS Bond VIP

DWS Global Small Cap Growth VIP (formerly, DWS Global Opportunities VIP)

DWS Growth & Income VIP *

DWS International VIP

❑	DWS Variable Series II—Class A Shares

DWS Large Cap Value VIP (formerly, DWS Strategic Value VIP)

DWS Government & Agency Securities VIP

DWS High Income VIP

DWS Money Market VIP

DWS Small Mid Cap Growth VIP (formerly, DWS Small Cap Growth VIP) *

❑	Fidelity Variable Insurance Products (“VIP”) Funds – Service Class Shares

Fidelity VIP Growth Portfolio

Fidelity VIP Index 500 Portfolio

Fidelity VIP Mid Cap Portfolio

❑	Fidelity VIP Freedom Funds—Service Class 2 Shares

Fidelity VIP Freedom 2005 Portfolio

Fidelity VIP Freedom 2010 Portfolio

Fidelity VIP Freedom 2015 Portfolio

Fidelity VIP Freedom 2020 Portfolio

Fidelity VIP Freedom 2025 Portfolio

Fidelity VIP Freedom 2030 Portfolio

Fidelity VIP Freedom Income Portfolio

❑	Fidelity VIP FundsManager Portfolios—Service Class 2 Shares

Fidelity VIP FundsManager 20% Portfolio

Fidelity VIP FundsManager 50% Portfolio

Fidelity VIP FundsManager 70% Portfolio

Fidelity VIP FundsManager 85% Portfolio

❑	Franklin Templeton Variable Insurance Products Trust—Class 2 Shares

Franklin Small-Mid Cap Growth Securities Fund

Franklin Small Cap Value Securities Fund

Templeton Developing Markets Securities Fund *

❑	Goldman Sachs Variable Insurance Trust—Institutional Class Shares

Goldman Sachs Strategic Growth Fund *

Goldman Sachs Mid Cap Value Fund *

Goldman Sachs Structured Small Cap Equity Fund

❑	Janus Aspen Series

Janus Aspen Balanced Portfolio (Service Shares)

Janus Aspen Forty Portfolio (Institutional Shares)

Janus Aspen Enterprise Portfolio (Service Shares) *

❑	PIMCO Variable Insurance Trust—Administrative Class Shares

PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)

PIMCO VIT Low Duration Portfolio

❑	Principal Variable Contracts Funds, Inc. (“PVC”)—Class 2 Shares

PVC Equity Income Account *

PVC MidCap Blend Account *

PVC SmallCap Growth Account II *

Principal Capital Appreciation Fund *

❑	Principal Variable Contracts Funds, Inc. (“PVC”)—Class 2 Shares Strategic Asset Management (SAM) Portfolios

PVC SAM Balanced Portfolio

PVC SAM Conservative Balanced Portfolio

PVC SAM Conservative Growth Portfolio

PVC SAM Flexible Income Portfolio

PVC SAM Strategic Growth Portfolio

* The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors.”

A prospectus for each of the portfolios available through this Contract must accompany this prospectus. Please read these documents before investing and save them for future reference.

To learn more about the Contract, you may want to read the Statement of Additional Information dated May 1, 2011 (known as the “SAI”). For a free copy of the SAI, contact us at:

Farmers New World Life Insurance Company

Service Center

P.O. Box 724208

Atlanta, Georgia 31139

Phone: 1-877-376-8008 (toll free)

We have filed the SAI with the U.S. Securities and Exchange Commission (“SEC”) and have incorporated it by reference into this prospectus. (It is legally a part of this prospectus.) The SAI’s table of contents appears at the end of this prospectus.

The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us. You may also read and copy these materials at the SEC’s public reference room in Washington, D.C. Call 1-800-SEC-0330 for information about the SEC’s public reference room.

The Securities and Exchange Commission has not approved or disapproved this Contract or determined that this prospectus is accurate or complete.

Anyone who tells you otherwise is committing a Federal crime.

Not FDIC Insured	May Lose Value	No Bank Guarantee

Appendix A—Condensed Financial Information	A-1

3

Glossary

For your convenience, we are providing a glossary of the special terms we use in this prospectus.

accumulation unit. An accounting unit we use to calculate subaccount values during the pay-in period. It measures the net investment results of each of the subaccounts.

annuitant. You are the annuitant, unless you state otherwise in your application. Before any annuity payments begin, the annuitant is the person (or persons) on whose life (or lives) the Contract is issued. When annuity payments begin, the annuitant is a person during whose lifetime we may make payments under one of the annuity options. You may select joint annuitants.

annuity start date. The date when we will begin to pay annuity payments to you or a person you designate under the annuity option you selected.

Beneficiary. The person you select to receive the death benefit if you or the last surviving annuitant dies before the annuity start date.

business day/valuation day. Each day that the NYSE is open for regular trading. Farmers New World Life Insurance Company is open to administer the Contract on each day the NYSE is open for regular trading. When we use the term “business day” in this prospectus, it has the same meaning as the term “valuation day” found in the Contract.

cash value. The Contract Value minus any applicable surrender charge, records maintenance charge, and premium tax.

Company (we, us, our, Farmers). Farmers New World Life Insurance Company

Contract month, year or anniversary. A month, year or anniversary as measured from the issue date.

Contract Value. The sum of the amounts you have accumulated under the Contract. It is equal to the money you have under the Contract in the variable account and the fixed account.

final annuity date. The Contract anniversary when the oldest annuitant is age 95.

fixed account. An option to which you can direct your money under the Contract. It provides a guarantee of principal and interest. The assets supporting the fixed account are held in our general account and are not part of, or dependent on, the investment performance of the variable account.

fixed account value. Your Contract Value in the fixed account.

free withdrawal amount. An amount you can withdraw each Contract year as a partial withdrawal or as part of a surrender without incurring a surrender charge.

Funds. Investment companies that are registered with the SEC. This Contract allows you to invest in the portfolios of the funds that are listed on the front page of this prospectus.

general account. The account containing all of Farmers’ assets, other than those held in its separate accounts.

Home Office. The address of our Home Office is 3003-77th Avenue, S.E., Mercer Island, Washington 98040.

issue date. The date on which we credit the initial premium payment to your Contract. It is also the date when, depending on your state of residence, we allocate your premium(s) either entirely to the fixed account, or to the fixed account and the subaccounts you selected on your application.

net investment factor. The factor we use to determine the value of an accumulation unit at the end of each valuation period. We determine the net investment factor separately for each subaccount.

NYSE. The New York Stock Exchange

pay-in period. The period that begins when we issue your Contract and ends on the annuity start date. During the pay-in period, earnings accumulate on a tax-deferred basis until you take money out.

payout period. The period beginning on the annuity start date during which you or the person you designate will receive annuity payments.

Portfolio. A separate investment portfolio of a fund. Each subaccount invests exclusively in one portfolio of a fund.

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premium payment. Amount you pay to us for the Contract. When we use the term “premium payment” in this prospectus, it means a premium payment less any applicable premium taxes.

qualified Contract. A Contract issued in connection with a retirement plan that qualifies for special Federal income tax treatment under the Tax Code.

Service Center. The address of the Service Center is P.O. Box 724208, Atlanta, Georgia 31139. McCamish Systems, L.L.C. (registered and known as “McCamish Systems, LLC Insurance Administrators” in the State of California only) is the administrator of the Contract. You can call the Service Center office toll-free at 1-877-376-8008.

Subaccount. A subdivision of the variable account that invests exclusively in shares of one portfolio of a fund. The investment performance of each subaccount is linked directly to the investment performance of the portfolio in which it invests.

Surrender. The termination of a Contract at the option of the owner.

Tax Code. The Internal Revenue Code of 1986, as amended.

Valuation Period. The period of time over which we determine the change in the value of the subaccounts in order to price accumulation units. Each valuation period begins at the close of regular trading on the NYSE (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) on each business day and ends at the close of regular trading on the NYSE on the next business day.

variable account. Farmers Annuity Separate Account A. It is a separate investment account divided into subaccounts, each of which invests in a corresponding portfolio of a designated fund.

variable account value. The portion of the total value of your Contract that is allocated to the subaccounts of the variable account.

written notice. The written notice you must sign and send to us to request or exercise your rights as owner under the Contract. To be complete, it must: (1) be in a form we accept; (2) contain the information and documentation that we determine is necessary, and (3) be received at our Service Center.

you (your, owner). The person(s) entitled to exercise all rights as owner under the Contract.

5

Summary

This summary provides only a brief overview of the more important features of the Contract. You may obtain more detailed information about the Contract later in this prospectus and in the Statement of Additional Information (“SAI”). Please read the remainder of this prospectus carefully.

Your Contract in General

Tax-Deferred Accumulation. This annuity is a contract between you (the Contract owner) and Farmers (an insurance company) in which you agree to make one or more payments to us and, in return, we agree to pay a series of payments to you at a later date. The Contract gives you the opportunity to accumulate earnings on your Contract Value that are generally tax-deferred until you take money out of the Contract by surrender, partial cash withdrawals, we make annuity payments to you, or we pay the death benefit. Your Contract Value will increase or decrease depending on the investment performance of the subaccounts, the premiums you pay, the fees and charges we deduct, the interest we credit to any money you place in the fixed account, and the effects of any Contract transactions (such as transfers and partial withdrawals) on your Contract Value.

Annuity Pay-in and Payout Periods. Like all deferred annuities, the Contract has two phases: the “pay-in” period and the “payout” period. During the pay-in period, you can allocate money to any combination of investment alternatives offered under the Contract. The payout period begins once you start receiving regular annuity payments from the Contract. You may receive annuity payments under one of three fixed annuity payment options. The money you can accumulate during the pay-in period will directly determine the dollar amount of any annuity payments you receive.

Death Benefit. The Contract also offers a death benefit payable if any owner or the last surviving annuitant dies before the annuity start date. You may select for an additional fee the optional Guaranteed Minimum Death Benefit that provides an enhanced death benefit if the last surviving annuitant dies before the annuity start date.

Retirement Savings Vehicle. The Contract is designed to be long-term in nature in order to provide significant annuity benefits for you. You should not purchase this Contract if you intend to withdraw most of your Contract Value before you reach age 59  1/2. You could incur significant tax penalties and lose the annuity benefits of the Contract if you withdraw your money before you are age 59  1/2.

Fixed Account. You may place money in the fixed account where we guarantee that it will earn interest for one-year periods at a guaranteed rate of at least 3%. We may declare higher rates of interest, but are not obligated to do so. Money you place in the fixed account will be reduced by some of the fees and charges we assess. The fixed account is part of our general account.

Variable Account. You may allocate premium(s) and Contract Value to one or more of the 47 subaccounts listed on the cover page. Each subaccount invests exclusively in one of the portfolios listed on the cover of this prospectus. We reserve the right to offer other subaccounts in the future. Your investment returns on amounts you allocate to the subaccounts will fluctuate each day with the investment performance of these subaccounts and will be reduced by Contract and portfolio company charges. You bear the entire investment risk for amounts you allocate to the subaccounts.

Premium Flexibility

Minimum Premium. This Contract requires you to pay an initial premium of at least $500. The initial premium is the only premium we require you to pay.

Flexible Premiums. You can pay additional premiums of $500 or more ($50 or more for IRAs and/or if you authorize us to draw on an account by check or electronic debit) at any time before the annuity start date. We may limit the total premium(s) paid to us during any Contract year. You may also choose to have premiums deducted directly from your bank account.

Right-to-Examine Period. You may cancel your Contract for a refund during the “right-to-examine period” by returning it to our Home Office. In most states, the right-to-examine period expires 10 days after you receive the issued Contract. If you decide to cancel the Contract during the right-to-examine period, we will generally refund an amount equal to the greater of Contract Value at the end of the business day on which we receive the returned Contract at our Home Office or the sum of all premiums you have paid into the Contract. The terms of the right-to-examine period may be different for Contract owners over age 60 who purchase their Contract in California.

6

How to Invest. You may obtain a Contract application from your licensed Farmers agent who is also a registered representative. The Contract is available for qualified and non-qualified retirement plans. Effective on August 1, 2009, we will not issue you a Contract for a non-qualified plan if you are older than age 85 on the issue date.

Death Benefit

Standard Death Benefit. Unless you purchase the optional Guaranteed Minimum Death Benefit rider, we will pay the standard death benefit to the beneficiary on the death of either any owner or the last surviving annuitant before the annuity start date. If the last surviving annuitant (or an owner who is an annuitant) dies before his or her 80th birthday, we will pay the standard death benefit, which equals the greater of:

¡	the Contract Value on the later of the date that we receive due proof of death and the date when we receive the beneficiary’s instructions on payment method; or
¡	the minimum death benefit totaling the sum of all premiums paid, minus proportional reductions for withdrawals.

In all other cases (including the death of an owner who is not an annuitant), the standard death benefit equals the Contract Value determined on the later of the date that we receive due proof of death and the date when we receive the beneficiary’s instructions on payment method.

Optional Guaranteed Minimum Death Benefit. On your application, you may select for an additional fee the optional Guaranteed Minimum Death Benefit. This rider may not be available in all states, and may vary by state. The Guaranteed Minimum Death Benefit provides an enhanced death benefit only if the last surviving annuitant dies before the annuity start date and before any owner dies. This enhanced death benefit is payable on the death of an owner only if that owner is the first owner to die and is the last surviving annuitant. You may select the Guaranteed Minimum Death Benefit only on your Contract application. If you select this benefit, we will deduct a substantial additional daily charge from the subaccounts at an annual rate of 0.25%.

On the death of the last surviving annuitant, the Guaranteed Minimum Death Benefit will equal the greatest of the following:

¡	the standard death benefit described above;
¡

premiums you paid accumulated daily with interest compounded at 4% per year until the earlier of: (i) the date of death, or (ii) the Contract anniversary on or next following the last surviving annuitant’s 80th birthday; minus proportional reductions for withdrawals; or

¡

the Greatest Anniversary Value on any Contract anniversary through the earlier of the date of death or the Contract anniversary on or next following the last surviving annuitant’s 80 th birthday, minus proportional reductions for withdrawals.

A different death benefit calculation applies if the last surviving annuitant dies after the Contract anniversary on or next following the annuitant’s 80th birthday. See “Death Benefits.”

Death Benefit On or After the Annuity Start Date. Upon the death of the annuitant on or after the annuity start date, we will pay any remaining guaranteed payments to the beneficiary as provided in the annuity option you selected.

Partial Withdrawals and Surrender

Partial Withdrawals. At any time during the pay-in period, you may submit a written request to withdraw part of your cash value, subject to the following rules. A partial withdrawal may have adverse tax consequences.

¡	You may make only 1 withdrawal each calendar quarter.
¡	You must request at least $100.
¡	You may not make a partial withdrawal if the withdrawal plus the surrender charge would cause the Contract Value to fall below $500.
¡	Surrender charges may apply.

Surrender. At any time during the pay-in period, you may submit a written request to surrender your Contract and receive its cash value (that is, the Contract Value minus any surrender charge, minus any premium taxes not previously deducted, and minus the Records Maintenance Charge, unless waived). A surrender may have adverse tax consequences and be subject to a surrender charge. Your access to amounts held in qualified Contracts may be restricted or prohibited.

Surrender Charge. We calculate the surrender charge on surrenders and partial withdrawals from the date you made the premium payment(s) being withdrawn. The surrender charge applies during the entire seven year period following each premium payment, and will vary depending on the number of years since you made the premium payment(s) being withdrawn.

7

Number of Complete Years From Date of Premium Payment:	0	1	2	3	4	5	6	7+

Surrender Charge:	7%	6%	5%	5%	4%	3%	2%	0

We do not assess a surrender charge on:

¡	the death benefit;
¡	the withdrawal of premium payments you paid us more than seven years ago;
¡	withdrawals that qualify under the waiver of surrender charge riders as extended hospitalization or confinement to a skilled nursing facility or terminal illness (see “Surrender Charge”);
¡	the free withdrawal amount; or
¡	free-look refunds.

Each Contract year, you may withdraw the free withdrawal amount, which is an amount up to the greater of:

¡	Contract Value minus the excess of total premiums over prior withdrawals that were previously assessed a surrender charge; or
¡	10% of the Contract Value determined at the time the withdrawal is requested.

Systematic Payment Plan. You may elect our systematic withdrawal plan option whereby, after the first Contract year, you may receive periodic payments of at least $100 on a monthly basis during the pay-in period.

Transfers

At any time during the pay-in period and after the right-to-examine period, you may make an unlimited number of transfers from and among the separate accounts. You may make one transfer each Contract year from the fixed account.

This Contract and the underlying portfolios are not designed for market timers. However, there is no assurance that we will be able to identify and prevent all market timing and other forms of disruptive trading in the Contract and the underlying portfolios. For a discussion of our policies and procedures on market timing and of the potential costs and risks to you that can result if market timing or disruptive trading occurs in the underlying portfolios, see “Policy and Procedures Regarding Disruptive Trading and Market Timing” below.

•	Your transfer from the subaccounts or the fixed account must be a minimum of $100 or the total value in a subaccount or fixed account, if less.

•	Your Contract Value remaining in a subaccount or the fixed account after a transfer must be at least $500, or we will transfer the total value.

•	You can make a transfer from the fixed account only during the 30 days following a Contract anniversary.

•	You cannot make a transfer from any subaccount to the fixed account during the 6 month period following any transfer from the fixed account into one or more subaccounts.

•	We charge $25 for the 13th and each additional transfer during a Contract year. Transfers made under the asset rebalancing or dollar cost averaging programs do not count toward the 12 free transfers.

Automatic Asset Rebalancing Program. Under the Automatic Asset Rebalancing (“AAR”) program, we will automatically transfer amounts among the subaccounts each quarter to reflect your most recent instructions for allocating premiums. No transfer fees are assessed under this program. Transfers under this program do not count toward the 12 free transfers permitted each Contract year. We do not include any money allocated to the fixed account in the rebalancing. The AAR program is not available if you elect to enroll in the Dollar Cost Averaging program discussed below.

Dollar Cost Averaging Program. The dollar cost averaging program permits you to systematically transfer (on each monthly anniversary of the issue date) a set dollar amount from the fixed account to up to 8 subaccounts. The minimum transfer amount is $100. No transfer fees are assessed under this program. Transfers under this program do not count toward the 12 free transfers permitted each Contract year. The Dollar Cost Averaging program is not available if you elect to enroll in the Automatic Asset Rebalancing program discussed above.

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Annuity Provisions

Annuity Options. You may receive income payments under one of three fixed annuity options beginning on the annuity start date you select. The final annuity date, which is the latest annuity start date you may select, is the Contract anniversary when the oldest annuitant is age 95. You may receive income payments for a specific period of time, or for life with or without a guaranteed number of payments.

We will use your cash value on the annuity start date to calculate the amount of your income payments under the annuity option you choose.

Federal Tax Status

Generally, a Contract’s earnings are not taxed until you take them out. For Federal tax purposes, if you take money out of a non-qualified Contract during the pay-in period, including a surrender or partial withdrawal payment, earnings come out first and are taxed as ordinary income. Different tax consequences may apply for a qualified Contract. If you are younger than 59  1/2 when you take money out, you also may be charged a 10% Federal penalty tax on the taxable portion of the payment. The annuity payments you receive during the payout phase are considered partly a return of your original investment so that part of each payment is not taxable as income until the “investment in the Contract” has been fully recovered.

Death benefits are taxable and generally are included in the income of the recipient as follows: if received under an annuity option, death benefits are taxed in the same manner as annuity payouts; if not received under an annuity option (for instance, if paid out in a lump sum), death benefits are taxed in the same manner as a surrender or partial withdrawal. For a further discussion of the Federal tax status of variable annuity contracts, see “Federal Tax Considerations.”

Inquiries

If you need additional information, please contact us at:

Service Center

P.O. Box 724208

Atlanta, Georgia 31139

Phone: 1-877-376-8008 (toll-free) 8:00 a.m. to 6:00 p.m. Eastern Time

Fee Table

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and charges that you will pay at the time that you buy the Contract, take a partial withdrawal, annuitize the Contract, surrender the Contract, or transfer Contract Value between the subaccounts and/or the fixed account. State premium taxes may also be deducted.

Owner Transaction Expenses

Sales Charge Imposed on Premium Payments	None
Maximum Surrender Charge (as a percentage of your premium payment)[1]	7%
Transfer Fee[2]	$25 after 12 transfers per year

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The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including portfolio fees and expenses.

Periodic Charges other than Portfolio Expenses

Records Maintenance Charge[3]	$30
Variable Account Annual Expenses
(as a percentage of average daily net assets in the subaccounts)

With Both the Guaranteed Minimum Death Benefit and the Guaranteed Retirement Income Benefit[4]
Mortality and Expense Risk Charge	1.45%
Administrative Charge	0.20%

Total Variable Account Annual Expenses	1.65%

With Either the Guaranteed Minimum Death Benefit or the Guaranteed Retirement Income Benefit[4]
Mortality and Expense Risk Charge	1.20%
Administrative Charge	0.20%

Total Variable Account Annual Expenses	1.40%

With Standard Death Benefit Only
Mortality and Expense Risk Charge	0.95%
Administrative Charge	0.20%

Total Variable Account Annual Expenses	1.15%

[1]

We do not assess a surrender charge on death benefit payments. We do assess a surrender charge if you surrender your Contract, partially withdraw its cash value, or annuitize under the Contract while surrender charges are applicable.

[2]

We do not assess transfer fees on transfers under the Dollar Cost Averaging or Automatic Asset Rebalancing programs. Transfers under these programs do not count toward the twelve free transfers permitted each Contract year.

[3]

We will also deduct the Records Maintenance Charge on the annuity start date or the date you surrender your Contract. We waive this fee for Contracts with a Contract Value of $50,000 or more on the date the fee is assessed.

[4]

We no longer offer the Guaranteed Retirement Income Benefit rider. If you have elected the Guaranteed Retirement Income Benefit rider and your initial Contract application was signed and dated before June 18, 2003, your Guaranteed Retirement Income Benefit rider remains in force, a 0.25% Mortality and Expense Risk Charge will continue to be assessed, and our obligations and duties to you under this rider will not change.

The following table shows the range of portfolio fees and expenses for the fiscal year ended December 31, 2010. Expenses of the portfolios may be higher or lower in the future. You can obtain more detailed information concerning each portfolio’s fees and expenses in the prospectus for each portfolio.

Range of Annual Operating Expenses for the Portfolios1

	Lowest	Highest
Total Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses)	0.20%	1.76%

[1]

The portfolio expenses used to prepare this table were provided to Farmers by the fund(s). Farmers has not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2010. Current or future expenses may be greater or less than those shown.

Redemption Fees

A portfolio may assess a redemption fee of up to 2% on subaccount assets that are redeemed out of the portfolio in connection with a withdrawal or transfer. Each portfolio determines the amount of the redemption fee and when the fee is imposed. The redemption fee will reduce your Contract Value. For more information, see the portfolio prospectus.

The expenses shown above are deducted by each underlying portfolio before the portfolio provides us with its daily net asset value. We then deduct applicable variable account charges from the net asset value to calculate the

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unit value of the corresponding subaccount. The management fees and other expenses are more fully described in the prospectus for each underlying portfolio. Information relating to the portfolios was provided to us by the portfolios and was not independently verified by us.

Example of Maximum Charges

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. The Example shows the maximum costs of investing in the Contract, including transaction expenses, the Records Maintenance Charge of $30, the Variable Account charges of 1.65%, and maximum Annual Portfolio Operating Expenses of 1.76%.

The Example assumes that you invested $10,000 in the portfolio with the highest expenses, chose the riders with the highest costs, and stayed in those options under the Contract for the time periods indicated. The Example also assumes that your investment earned a steady 5% return each year.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)	If you surrender or annuitize the Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$947	$1,511	$2,172	$3,739

(2)	If you do not surrender or annuitize the Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$349	$1,063	$1,798	$3,739

The Example does not reflect transfer fees or premium taxes (which may range up to 3.5%, depending on the jurisdiction). It also does not reflect any taxes or tax penalties you may be required to pay if you surrender your Contract.

The Record Maintenance Charge of $30 is reflected as an annual charge of 0.051% that is determined by dividing total Record Maintenance Charges collected during 2010 ($174,930) by total average net assets attributable to the Contract during 2010 ($342,280,352).

Please remember that the Example is an illustration and does not represent past or future expenses. Your actual expenses may be higher or lower than those shown. Similarly, your rate of return may be more or less than the 5% assumed in the Example.

Distribution Costs

For information concerning the compensation paid for the sale of the Contracts, see “Distribution of the Contracts.”

Condensed Financial Information

In Appendix A, we have included a financial history of two sets of accumulation unit values that reflect the highest and lowest levels of Variable Account Annual Expenses available under the Contract. Tables for one other set of accumulation unit values (that reflect the middle level of Variable Account Annual Expenses) are included in the SAI.

Farmers New World Life Insurance Company and the Fixed Account

Farmers New World Life Insurance Company

Farmers New World Life Insurance Company (“Farmers”) is the stock life insurance company issuing the Contract. We are obligated to pay all benefits under the Contracts. Farmers is located at 3003—77th Avenue, S.E., Mercer Island, Washington 98040, and was incorporated under Washington law on February 21, 1910. Farmers established the variable account to support the investment options under this Contract and under other variable annuity contracts Farmers may issue. Farmers’ general account supports the fixed account under the Contract.

Farmers is a direct wholly-owned subsidiary of Farmers Group, Inc. (“FGI”). FGI is a stock holding and management company. The ultimate controlling parent of FGI is Zurich Financial Services, a publicly traded holding company listed on the Swiss Exchange, but not publicly traded in the U.S.

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Farmers markets a broad line of individual life insurance products, including universal life, term life and whole life insurance and annuity products (predominately flexible premium deferred annuities). Farmers currently is licensed to sell insurance in 49 states and the District of Columbia. Farmers is not licensed in New York.

The Fixed Account

You may allocate some or all of your premium payments and transfer some or all of your Contract Value to the fixed account. The fixed account offers a guarantee of principal accumulating at a specified rate of interest that will be reduced by deductions for fees and expenses. The fixed account is part of Farmers’ general account. We use our general account assets to support our insurance and annuity obligations other than those funded by our separate investment accounts. Subject to applicable law, Farmers has sole discretion over investment of the fixed account’s assets. Farmers bears the full investment risk for all amounts contributed to the fixed account. Farmers guarantees that the amounts allocated to the fixed account will be credited interest daily at a net effective annual rate of at least 3%. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion. All assets in the general account are subject to our general liabilities from business operations.

Money you place in the fixed account will earn interest that is compounded annually and accrues daily at the current interest rate in effect at the time of your allocation. We intend to credit the fixed account with interest at the current rates in excess of the minimum guaranteed rate of 3%, but we are not obligated to do so. We have no specific formula for determining current interest rates.

The fixed account value will not share in the investment performance of our general account. Because we, in our sole discretion, anticipate changing the current interest rate from time to time, different allocations you make to the fixed account will be credited with different current interest rates. You assume the risk that interest credited to amounts in the fixed account may not exceed the minimum 3% guaranteed rate.

We reserve the right to change the method of crediting interest from time to time, provided that such changes do not reduce the guaranteed rate of interest below 3% per year or shorten the period for which the interest rate applies to less than one year (except for the year in which such amount is received or transferred).

We currently allocate amounts from the fixed account for partial withdrawals, transfers to the subaccounts, or charges for the monthly deduction on a last in, first out basis (“LIFO”) for the purpose of crediting interest.

The fixed account is not registered with the Securities and Exchange Commission (“SEC”). The disclosures included in this prospectus about the fixed account are for your information and have not been reviewed by the staff of the SEC. However, fixed account disclosures may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus.

The Variable Account and the Portfolios

The Variable Account

Farmers established the Farmers Annuity Separate Account A (the “variable account”) as a variable account under the law of the state of Washington on April 6, 1999. Farmers owns the assets in the variable account. The variable account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”) and qualifies as a “separate account” within the meaning of the Federal securities laws. The variable account will receive and invest premium payments paid under the Contracts and under other variable annuity contracts we may issue in the future.

The income, gains and losses, realized or unrealized, from assets allocated to the variable account shall be credited to or charged against the variable account, without regard to other income, gains or losses of any other account we own or arising out of any other business we may conduct.

Although we own the assets in the variable account, these assets are held separately from our other assets and are not part of our general account. The portion of the assets of the variable account equal to the required reserves and other contract liabilities of the variable account are not chargeable with liabilities that arise from any other business that we conduct. We have the right to transfer to our general account any assets of the variable account that are in excess of such reserves and other liabilities.

The variable account is divided into subaccounts, each of which invests in shares of a portfolio of a fund. The variable account is subject to the laws of the State of Washington, which regulate the operations of insurance companies domiciled in Washington.

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Changes to the Variable Account. We reserve the right in our sole discretion, and subject to applicable law, to add, close, remove, or combine one or more subaccounts, combine the variable account with one or more other separate accounts, or operate the variable account as a different kind of investment company. Subject to obtaining any approvals or consents required by law, the assets of one or more subaccounts may also be transferred to any other subaccount if, in our sole discretion, conditions warrant. In addition, we reserve the right to modify provisions of the Contract to reflect changes to the subaccounts and the variable account and to comply with applicable law. Some of these future changes may be the result of changes in applicable laws or interpretation of the law. You may obtain additional information regarding the substitutions of investments and resolving conflicts among funds in the SAI. You can obtain the SAI (at no cost) by writing to us at the address shown on the front cover or by calling 1-877-376-8008.

The Portfolios

Each subaccount of the variable account invests exclusively in shares of a designated portfolio of a fund. Shares of each portfolio are purchased and redeemed at net asset value, without a sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio. Each fund available under the Contract is registered with the SEC under the 1940 Act as an open-end, management investment company. Such registration does not involve supervision of the management or investment practices or policies of the funds by the SEC.

The assets of each portfolio are separate from the assets of any other portfolio, and each portfolio has separate investment objectives and policies. As a result, each portfolio operates as a separate investment portfolio and the income or losses of one portfolio has no effect on the investment performance of any other portfolio.

Each of the portfolios is managed by an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended. Each investment adviser is responsible for the selection of the investments of the portfolio. These investments must be consistent with the investment objective, policies and restrictions of that portfolio.

Some of the portfolios have been established by investment advisers that manage retail mutual funds sold directly to the public having similar names and investment objectives to the portfolios available under the Contract. While some of the portfolios may be similar to, and may in fact be modeled after, publicly traded mutual funds, you should understand that the portfolios are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any similarly named portfolio may differ substantially from the portfolios available through this Contract.

An investment in a subaccount, or in any portfolio, including the DWS Money Market VIP, is not insured or guaranteed by the U.S. Government and there can be no assurance that the DWS Money Market VIP will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to insurance charges, the yields on the money market subaccount may become extremely low and possibly negative.

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Subaccounts Closed to New Investors

Twelve subaccounts, which invest in the following portfolios, are closed to new investors:

Portfolio	Fund	Effective Date
VP SRI Mid Cap Growth Portfolio	Calvert Variable Series, Inc.	September 1, 2008
Quality Bond Portfolio	Dreyfus Variable Investment Fund	September 1, 2008
DWS Growth & Income VIP	DWS Variable Series I	September 1, 2008
DWS Small Mid Cap Growth VIP (formerly, DWS Small Cap Growth VIP)	DWS Variable Series II	September 1, 2008
Templeton Developing Markets Securities Fund	Franklin Templeton Variable Insurance Products Trust	September 1, 2008
Goldman Sachs Strategic Growth Fund	Goldman Sachs Variable Insurance Trust	September 1, 2008
Goldman Sachs Mid Cap Value Fund	Goldman Sachs Variable Insurance Trust	May 1, 2006
Janus Aspen Enterprise Portfolio	Janus Aspen Series	September 1, 2008
PVC Equity Income Account II	Principal Variable Contracts Funds, Inc.	September 1, 2008
PVC MidCap Blend Account	Principal Variable Contracts Funds, Inc.	September 1, 2008
PVC SmallCap Growth Account II	Principal Variable Contracts Funds, Inc.	September 1, 2008
Principal Capital Appreciation Fund	Principal Variable Contracts Funds, Inc.	September 1, 2008

If you purchased your Contract before the effective date shown in the table above, and had Contract Value allocated to an affected subaccount on the effective date, you may:

(1)	remain invested in the affected subaccount;
(2)	continue to allocate new premium to the affected subaccount; and
(3)	transfer into and out of the affected subaccount.

However, if and when you fully transfer out of an affected subaccount, you will not be permitted to allocate new premium to that subaccount or to transfer Contract Value into or out of that subaccount.

Investment Objectives of the Portfolios

The following table summarizes each portfolio’s investment objective(s) and policies. There is no assurance that any of the portfolios will achieve its stated objective(s). You can find more detailed information about the portfolios, including a description of the risks, conditions of investing, and fees and expenses of each portfolio in the prospectuses for the portfolios that are attached to this prospectus. You should read the prospectuses carefully.

Portfolio	Investment Objective and Investment Adviser
Calvert VP SRI Mid Cap Growth Portfolio [1]	Seeks long-term capital appreciation by investing primarily in a non-diversified portfolio of equity securities of mid-sized companies that are undervalued but demonstrate a potential for growth and that meet the Portfolio’s investment criteria, including financial, sustainability and social responsibility factors. Investment adviser is Calvert Investment Management, Inc. (formerly named Calvert Asset Management Company, Inc.). The sub-adviser is New Amsterdam Partners LLC.
Dreyfus VIF Opportunistic Small Cap Portfolio (Service Class Shares)	Seeks capital growth. Investment adviser is The Dreyfus Corporation. The sub-adviser is Franklin Portfolio Associates.
Dreyfus VIF Quality Bond Portfolio (Service Class Shares) [1]	Seeks to maximize total return, consisting of capital appreciation and current income. Investment adviser is The Dreyfus Corporation. The sub-adviser is Standish Mellon Asset Management.
DWS Bond VIP (Class A Shares)	Seeks to maximize total return consistent with preservation of capital and prudent investment management, by investing for both current income and capital appreciation. Investment adviser is Deutsche Investment Management Americas Inc.

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Portfolio	Investment Objective and Investment Adviser
DWS Large Cap Value VIP (formerly, DWS Strategic Value VIP) (Class A Shares)	Seeks to achieve a high rate of total return. Investment adviser is Deutsche Investment Management Americas Inc.
DWS Global Small Cap Growth VIP (formerly, DWS Global Opportunities VIP) (Class A Shares)	Seeks above-average capital appreciation over the long term. Investment adviser is Deutsche Investment Management Americas Inc.
DWS Government & Agency Securities VIP (Class A Shares)	Seeks high current income consistent with preservation of capital. Investment adviser is Deutsche Investment Management Americas Inc.
DWS Growth & Income VIP (Class A Shares) [1]	Seeks long-term growth of capital, current income and growth of income. Investment adviser is Deutsche Investment Management Americas Inc.
DWS High Income VIP (Class A Shares)	Seeks to provide a high level of current income. Investment adviser is Deutsche Investment Management Americas Inc.
DWS International VIP (Class A Shares)	Seeks long-term growth of capital primarily through common stocks of established companies in countries with developed economies other than the United States. Investment adviser is Deutsche Investment Management Americas Inc.
DWS Money Market VIP (Class A Shares)	Seeks maximum current income to the extent consistent with stability of principal. Investment adviser is Deutsche Investment Management Americas Inc.
DWS Small Mid Cap Growth VIP (formerly, DWS Small Cap Growth VIP) (Class A Shares) [1]	Seeks long-term capital appreciation. Investment adviser is QS Investors, LLC.
Fidelity VIP Growth Portfolio (Service Class Shares)	Seeks to achieve capital appreciation. Fidelity Management & Research (FMR) is the fund’s manager. FMR Co., Inc. (FMRC) and other affiliates of FMR serve as sub-advisers for the fund.
Fidelity VIP Index 500 Portfolio (Service Class Shares)	Seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the Standard & Poor’s 500SM Index. Fidelity Management & Research Company is the fund’s manager. The sub-advisers are Geode Capital Management, LLC (Geode®) and FMR Co., Inc. (FMRC).
Fidelity VIP Mid Cap Portfolio (Service Class Shares)	Seeks long-term growth of capital. Investment adviser is Fidelity Management & Research Company. The sub-advisers are: Fidelity Management and Research (U.K.) Inc., Fidelity Research & Analysis Company, Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited, Fidelity Investments Japan Limited, and FMR Co., Inc.
Fidelity VIP Freedom 2005 Portfolio	Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond. Investment advisor is Strategic Advisers.
Fidelity VIP Freedom 2010 Portfolio	Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond. Investment advisor is Strategic Advisers.
Fidelity VIP Freedom 2015 Portfolio	Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond. Investment advisor is Strategic Advisers.
Fidelity VIP Freedom 2020 Portfolio	Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond. Investment advisor is Strategic Advisers.
Fidelity VIP Freedom 2025 Portfolio	Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond. Investment advisor is Strategic Advisers.

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Portfolio	Investment Objective and Investment Adviser
Fidelity VIP Freedom 2030 Portfolio	Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond. Investment advisor is Strategic Advisers.
Fidelity VIP Freedom Income Portfolio	Seeks high total return with a secondary objective of principal preservation. Investment advisor is Strategic Advisers.
Fidelity VIP FundsManager 20% Portfolio	Seeks high current income and, as a secondary objective, capital appreciation. Investment advisor is Strategic Advisers.
Fidelity VIP FundsManager 50% Portfolio	Seeks high total return. Investment advisor is Strategic Advisers.
Fidelity VIP FundsManager 70% Portfolio	Seeks high total return. Investment advisor is Strategic Advisers.
Fidelity VIP FundsManager 85% Portfolio	Seeks high total return. Investment advisor is Strategic Advisers.
Franklin Small Cap Value Securities Fund (Class 2 Shares)	Seeks long-term total return. The fund normally invests at least 80% of its net assets in investments of small capitalization companies. Investment advisor is Franklin Advisory Services, LLC.
Franklin Small-Mid Cap Growth Securities Fund (Class 2 Shares)	Seeks long-term capital growth. The fund normally invests at least 80% of its net assets in investments of small capitalization and mid capitalization companies. Investment advisor is Franklin Advisers, Inc.
Goldman Sachs Strategic Growth Fund (Institutional Class Shares) [1]	Seeks long-term growth of capital. Investment adviser is Goldman Sachs Asset Management, L.P.
Goldman Sachs Mid Cap Value Fund (Institutional Class Shares) [1]	Seeks long-term capital appreciation. Investment adviser is Goldman Sachs Asset Management, L.P.
Goldman Sachs Structured Small Cap Equity Fund (Institutional Class Shares)	Seeks long-term growth of capital. Investment adviser is Goldman Sachs Asset Management, L.P.
Janus Aspen Balanced Portfolio (Service Shares)	Seeks long-term capital growth, consistent with preservation of capital and balanced by current income. Investment adviser is Janus Capital Management LLC.
Janus Aspen Forty Portfolio (Institutional Shares)	Seeks long-term growth of capital. Investment adviser is Janus Capital Management LLC.
Janus Aspen Enterprise Portfolio (Service Shares) [1]	Seeks long-term growth of capital. Investment adviser is Janus Capital Management LLC.
PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) (Administrative Class Shares)	Seeks maximum total return, consistent with preservation of capital and prudent investment management. Investment adviser is Pacific Investment Management Company LLC.
PIMCO VIT Low Duration Portfolio (Administrative Class Shares)	Seeks maximum total return, consistent with preservation of capital and prudent investment management. Investment adviser is Pacific Investment Management Company LLC.
PVC Equity Income Account (Class 2 Shares) [1]	Seeks to provide a relatively high level of current income and long-term growth of income and capital. The investment adviser is Principal Management Corporation and the sub-adviser is Edge Asset Management, Inc.
PVC MidCap Blend Account (Class 2 Shares) [1]	Seeks to provide long-term growth of capital. The investment adviser is Principal Management Corporation and the sub-adviser is Principal Global Investors, LLC.

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Portfolio	Investment Objective and Investment Adviser
PVC SAM Balanced Portfolio (Class 2 Shares)	Seeks to provide as high a level of total return (consisting of reinvested income and capital appreciation) as is consistent with reasonable risk. In general, relative to the other Portfolios, the Balanced Portfolio should offer investors the potential for a medium level of income and a medium level of capital growth, while exposing them to a medium level of principal risk. The investment adviser is Principal Management Corporation and the sub-adviser is Edge Asset Management, Inc.
PVC SAM Conservative Balanced Portfolio (Class 2 Shares)	Seeks to provide a high level of total return (consisting of reinvestment of income and capital appreciation), consistent with a moderate degree of principal risk. In general, relative to the other Portfolios, the Conservative Balanced Portfolio should offer investors the potential for a medium to high level of income and a medium to low level of capital growth, while exposing them to a medium to low level of principal risk. The investment adviser is Principal Management Corporation and the sub-adviser is Edge Asset Management, Inc.
PVC SAM Conservative Growth Portfolio (Class 2 Shares)	Seeks to provide long-term capital appreciation. In general, relative to the other Portfolios, the Conservative Growth Portfolio should offer investors the potential for a low to medium level of income and a medium to high level of capital growth, while exposing them to a medium to high level of principal risk. The investment adviser is Principal Management Corporation and the sub-adviser is Edge Asset Management, Inc.
PVC SAM Flexible Income Portfolio (Class 2 Shares)	Seeks to provide a high level of total return (consisting of reinvestment of income with some capital appreciation). In general, relative to the other Portfolios, the Flexible Income Portfolio should offer investors the potential for a high level of income and a low level of capital growth, while exposing them to a low level of principal risk. The investment adviser is Principal Management Corporation and the sub-adviser is Edge Asset Management, Inc.
PVC SAM Strategic Growth Portfolio (Class 2 Shares)	Seeks to provide long-term capital appreciation. In general, relative to the other Portfolios, the Strategic Growth Portfolio should offer investors the potential for a high level of capital growth, and a corresponding level of principal risk. The investment adviser is Principal Management Corporation and the sub-adviser is Edge Asset Management, Inc.
PVC SmallCap Growth Account II (Class 2 Shares) [1]	Seeks long-term growth of capital. The investment adviser is Principal Management Corporation and the sub-advisers are UBS Global Asset Management (Americas), Inc., Emerald Advisers, Inc., and Essex Investment Management Company, LLC.
Principal Capital Appreciation Fund (Class 2 Shares) [1]	Seeks to provide long-term growth of capital. The investment adviser is Principal Management Corporation and the sub-adviser is Edge Asset Management, Inc.
Templeton Developing Markets Securities Fund (Class 2 Shares) [1]	Seeks long-term capital appreciation. The fund normally invests at least 80% of its net assets in emerging market investments. Investment advisor is Templeton Asset Management Ltd.
The Dreyfus Socially Responsible Growth Fund, Inc. (Service Class Shares)	Seeks to provide capital growth, with current income as a secondary goal. Investment adviser is The Dreyfus Corporation. The sub-adviser is Mellon Capital Management.

[1]	The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors.”

In addition to the variable account, the funds may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies as well as to qualified plans. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the funds simultaneously. Although neither Farmers, nor the mutual funds currently foresee any such disadvantages, either to variable life insurance policy owners or to variable annuity contract owners, each fund’s Board of Directors (or Trustees) will monitor events in

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order to identify any material conflicts between the interests of such variable life insurance policy owners and variable annuity contract owners, and will determine what action, if any, it should take. Such action could include the sale of fund shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in Federal income tax laws, or (3) differences in voting instructions given by those variable life insurance owners and those given by variable annuity contract owners.

If a fund’s Board of Directors (or Trustees) were to conclude that separate funds should be established for variable life insurance and variable annuity separate accounts, Farmers will bear the attendant expenses, but variable life insurance policy owners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined fund.

Please read the attached prospectuses for the portfolios to obtain more complete information before you invest.

Selection of the Portfolios

The portfolios offered through the Contracts are selected by Farmers, and Farmers may consider various factors, including, but not limited to asset class coverage, the strength of the investment adviser’s (and/or subadviser’s) reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. We also consider whether the portfolio or one of its service providers (e.g., the investment adviser) will make payments to us in connection with certain administrative, marketing, and support services, or whether the portfolio’s adviser was an affiliate. We review the portfolios periodically and may remove a portfolio, or limit its availability to new premiums and/or transfers of Contract Value if we determine that a portfolio no longer satisfies one or more of the selection criteria and/or if the portfolio has not attracted significant allocations from Contract owners.

You are responsible for choosing to invest in the portfolios and the amounts allocated to each that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since you bear the investment risk of investing in the subaccounts, you should carefully consider any decisions regarding allocations of premium and Contract Value to each subaccount.

In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the portfolios that is available to you, including each portfolio’s prospectus, statement of additional information, and annual and semi-annual reports. Other sources such as the portfolio’s website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a portfolio. After you select subaccounts in which to allocate premium or Contract Value, you should monitor and periodically re-evaluate your investment allocations to determine if they are still appropriate.

You bear the risk that the Contract Value of your Contract may decline as a result of the performance of the subaccounts you have chosen.

We do not provide investment advice and we do not recommend or endorse any of the particular portfolios available as investment options in the Contract.

Revenue We Receive From the Portfolios and/or Their Service Providers. We (and our affiliates) may directly or indirectly receive payments from the portfolios and/or their service providers (investment advisers, administrators, and/or distributors), in connection with certain administrative, marketing and other services we (and our affiliates) provide and expenses we incur. We (and/or our affiliates) generally receive three types of payments:

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Rule 12b-1 Fees. We and/or our affiliate, Farmers Financial Solutions, LLC (“FFS”), the principal underwriter and distributor for the Contracts, receive some or all of the 12b-1 fees from the portfolios that charge a 12b-1 fee. See the prospectuses for the funds for more information. The 12b-1 fees we and/or FFS receive are calculated as a percentage of the average daily net assets of the portfolios owned by the subaccounts available under this Contract and certain other variable insurance products that we issue.

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Administrative, Marketing and Support Service Fees (“Support Fees”). We and/or FFS may receive compensation from some of the portfolios’ service providers for administrative and other services we perform relating to variable account operations that might otherwise have been provided by the portfolios. The amount of this compensation is based on a percentage of the average assets of the particular portfolios attributable to the Contract and to certain other variable insurance products that we

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issue. These percentages currently range from 0.10% to 0.25% and may be significant. Some service providers may pay us more than others.

The chart below provides the current maximum combined percentages of 12b-1 fees and Support Fees that we anticipate will be paid to us and/or FFS on an annual basis:

Incoming Payments to Farmers and/or FFS
From the following Funds and their Service Providers:	Maximum % of assets*	From the following Funds and their Service Providers:	Maximum % of assets*
Dreyfus	0.25%	Janus	0.25%
Fidelity	0.25%	PIMCO	0.15%
Franklin Templeton	0.25%	Principal	0.25%
*	Payments are based on a percentage of the average assets of each underlying portfolio owned by the subaccounts available under this Contract and under certain other variable insurance products offered by us.

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Other Payments. We and/or FFS also may directly or indirectly receive additional amounts or different percentages of assets under management from some of the portfolio’s service providers with regard to the variable insurance products we issue. These payments may be derived, in whole or in part, from the advisory fees deducted from assets of the portfolios. Contract owners, through their indirect investment in the portfolios, bear the costs of these advisory fees. Certain investment advisers or their affiliates may provide us and/or FFS with wholesaling services to assist us in the distribution of the Contract, may pay us and/or FFS amounts to participate in sales meetings or may reimburse our sales costs, and may provide us and/or FFS with occasional gifts, meals, tickets, or other compensation or reimbursement. The amounts in the aggregate may be significant and may provide the investment adviser (or other affiliates) with increased access to us and FFS.

Proceeds from these payments made by the portfolios, investment advisers, and/or their affiliates may be used for any corporate purpose, including payment of expenses that we and FFS incur in promoting, issuing, distributing, and administering the Contracts, and that we incur, in our role as intermediary, in marketing and administering the underlying portfolios. We and our affiliates may profit from these payments.

For further details about the compensation payments we make in connection with the sale of the Contracts, see the “Distribution of the Contracts” section.

Availability of the Portfolios

We cannot guarantee that each portfolio will always be available for investment through the Contracts.

We reserve the right, subject to applicable law, to add new portfolios or classes of portfolio shares, remove or close existing portfolios or classes of portfolio shares, or substitute portfolio shares held by any subaccount for shares of a different portfolio. New or substitute portfolios or classes of portfolio shares may have different fees and expenses and their availability may be limited to certain classes of purchasers. If the shares of a portfolio are no longer available for investment, or if, in our judgment, further investment in any portfolio should become inappropriate, we may redeem the shares of that portfolio and substitute shares of another portfolio. We will not add, remove, or substitute any shares without notice and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law.

Your Right to Vote Portfolio Shares

Even though we are the legal owner of the portfolio shares held in the subaccounts, and have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as you and other Contract owners instruct, so long as such action is required by law.

Before a vote of a portfolio’s shareholders occurs, you will receive voting materials from us. We will ask you to instruct us on how to vote and to return your proxy to us in a timely manner. You will have the right to instruct us on the number of portfolio shares that corresponds to the amount of Contract Value you have in the subaccount that invests in that portfolio (as of a date set by the portfolio). When we solicit your vote, the number of votes you have will be calculated separately for each subaccount in which you have an investment.

If we do not receive voting instructions on time from some owners, we will vote those shares in the same proportion as the timely voting instructions we receive. Should Federal securities laws, regulations and interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials,

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or if permitted under Federal regulation, we may disregard certain owner voting instructions. If we ever disregard voting instructions, we will send you a summary in the next annual report to Contract owners advising you of the action and the reasons we took such action.

Your Contract: The Pay-In Period

The pay-in period begins when we issue your Contract and continues until the annuity start date. The pay-in period will also end if you surrender your Contract, or a death benefit is payable, before the payout period.

Purchasing a Contract

To purchase a Contract, you must complete an application and send it with your initial premium to us through any authorized licensed agent who is also a registered representative of a broker-dealer having a selling agreement with the principal underwriter for the Contract, Farmers Financial Solutions, LLC. Contracts also may be sold to or in connection with retirement plans that qualify for special tax treatment.

You may purchase a Contract with a premium payment of $500 or more. The first premium payment is the only one we require you to make.

There may be delays in our receipt and processing of applications and premium payments that are outside of our control (for example, because of the failure of a selling broker-dealer or registered representative to forward the application to us or our Service Center promptly, or because of delays in determining whether the Contract is suitable for you). Any such delays will affect when your Contract can be issued and your premium is allocated among the investment choices you have selected.

We reserve the right to decline an application for any reasons subject to the requirements imposed by law in the jurisdiction where the Contract was to be issued and delivered. If we decline your application, we will refund you the full amount of any premium you have paid.

Who Should Purchase the Contract? We have designed this Contract for people seeking long-term tax deferred accumulation of assets, generally for retirement. This includes persons who have maximized their use of other retirement savings methods, such as 401(k) plans. The tax-deferred feature is most attractive to people in higher Federal and state income tax brackets. You should not buy this Contract if you are looking for a short-term investment or if you cannot take the risk of getting back less money than you invested. You will have to hold the Contract for a period of time before the tax benefits will outweigh the fees assessed under this Contract.

If you are purchasing the Contract through a tax favored arrangement, including IRAs, Roth IRAs, SIMPLE IRAs, and SEP IRAs, you should carefully consider the costs and benefits of the Contract (including annuity income benefits) before purchasing the Contract, since the tax favored arrangement itself provides for tax sheltered growth.

The Contract is available for qualified and non-qualified retirement plans. Effective on August 1, 2009, we will not issue you a Contract for a non-qualified plan if you are older than age 85 on the issue date. For qualified plans the minimum issue age is 80.

When We Issue Your Contract

If your application is complete and your premium payment has been received at the Service Center, we will issue your Contract within two business days of its receipt, and credit your initial premium payment to your Contract. If your application is incomplete, we will contact you and seek to complete it within five business days. If we cannot complete your application within five business days after we receive it, we will return your premium payment, unless you expressly permit us to keep it. We will credit the payment as soon as we receive all necessary application information.

The date we credit your initial premium payment to your Contract is the issue date. In most states, on the issue date we will allocate your initial premium to the subaccounts and the fixed account as you specified on your application.

If your state requires us to return your initial premium(s) in the event you exercise your right to cancel the Contract, or if you purchase a qualified Contract, we will allocate the initial premium(s) to the fixed account on the issue date. While held in the fixed account, your premium(s) will be credited with interest at current fixed account rates. The premium(s) will remain in the fixed account for the number of days in your state’s right to examine period, plus 10 days. On the first business day on or after that period, we will reallocate all Contract Value from the fixed account to the subaccounts and fixed account as you selected on the application.

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Tax-Free ‘Section 1035’ Exchanges

You can generally exchange one annuity for another in a ‘tax-free exchange’ under Section 1035 of the Tax Code. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange another contract for the one described in this prospectus, you might have to pay a surrender charge on your old contract. There will be a new surrender charge period for this Contract and other charges may be higher (or lower) and the benefits may be different than your old contract. If the exchange does not qualify for Section 1035 treatment, you may have to pay Federal income and penalty taxes on the exchange. You should not exchange another contract for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this Contract (that person will generally earn a commission if you buy this Contract through an exchange or otherwise).

Cancellation – The 10 Day Right-to-Examine Period

You have the right to cancel the Contract for any reason during the “right-to-examine period” by returning it to our Home Office at Mercer Island, Washington. In most states, the right-to-examine period expires 10 days after you receive the Contract. This period will be longer if required by state law. If you decide to cancel the Contract during the right-to-examine period, we will treat the Contract as if we never issued it.

In most states, the amount of the refund will be the total premiums we have received, plus (or minus) any gains (or losses) in the amounts you invested in the subaccounts. If state law requires a return of premium, we will refund the greater of your original premium(s) or the Contract Value on the date we receive the Contract at our Home Office at the address shown on the front page of this prospectus. If you purchase a qualified Contract, we will return the premium(s) paid. If your state requires us to return your premium or if you have purchased a qualified Contract, we will place your premium(s) in the fixed account for the number of days in your state’s right to examine period, plus 10 days. We will credit your premium(s) placed in the fixed account with interest at the current fixed account interest rates. We will pay the refund within 7 calendar days after we receive the Contract. The Contract will then be deemed void.

Contracts Sold in California. If you purchase your Contract in California, and are 60 years of age or older at the time, the right-to-examine period lasts for 30 days from the date you receive the Contract. You may cancel the Contract at any time during the right-to-examine period by returning it to our Home Office at Mercer Island, Washington or to the agent who sold you the Contract.

During the 30-day right-to-examine period (plus 10 days), we will place your premium in the fixed account, unless you specifically direct that we allocate your premium to the subaccounts and the fixed account you selected on the application. We will credit your premium(s) placed in the fixed account with interest at the current fixed account interest rate. If your premium is placed solely in the fixed account, we will refund to you all premiums and Contract fees you paid as of the business day on which we received your cancelled Contract at our Home Office (or your agent received your cancelled Contract, if earlier).

If you have directed that your premium be invested in the subaccounts, rather than the fixed account, during the right-to-examine period, we will refund you only the Contract Value. The Contract Value refunded will be as of the business day we receive your cancelled Contract at our Home Office (or your agent received your cancelled Contract, if earlier). Any amounts refunded will reflect the investment performance of the subaccounts you selected, and the fees and charges that we deduct. You bear the risk that a refund of your Contract Value could be less than the premium you paid for this Contract. If you decide to cancel this Contract after the right-to-examine period has expired, you will pay surrender charges on that transaction.

Ownership Rights

The Contract belongs to the owner named in the application. The owner may exercise all of the ownership rights and options described in the Contract. The annuitant is the owner unless the application specifies a different person as the owner. The owner may designate the annuitant (the person to receive the annuity payments) and beneficiary (the person to receive the death benefit when the annuitant or owner dies) in the application.

Changing the Owner:

•	You may change the owner by providing a written request to us at any time while the annuitant is alive before the annuity start date.
•	Any change in owner requires our written approval.
•	The change takes effect on the date that the written request is signed.
•	We are not liable for any actions we may have taken before we received the written request.

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•	Changing the owner does not automatically change the beneficiary.

Changing the owner may have tax consequences. You should consult a tax adviser before changing the owner.

Selecting and Changing the Beneficiary:

•	If you designate more than one beneficiary, then each beneficiary shares equally in any death benefit proceeds unless the beneficiary designation states otherwise.
•	If the beneficiary dies before the owner/annuitant, then any contingent beneficiary becomes the beneficiary.
•	If both the beneficiary and contingent beneficiary die before the owner/annuitant, then we will pay the death benefit to the owner or the owner’s estate once the death benefit becomes payable.
•

You can request a delay clause that provides that if the beneficiary dies within a specified number of days (maximum 180 days) following the owner’s/annuitant’s death, then the death benefit proceeds will be paid as if the beneficiary had died first.

•	You can change the beneficiary generally by providing us with a written request signed by the owner while the annuitant is living.
•	The request to change the beneficiary must be signed by the owner.
•	The change in beneficiary is effective as of the date you sign the written request, subject to any action taken before we receive the request.
•	If you have named a beneficiary irrevocably, both you and the beneficiary must sign any request for change.
•	We are not liable for any actions we may have taken before we received the written request.

Assigning the Contract:

•	You may assign Contract rights before the annuity start date.
•	The owner retains any ownership rights that are not assigned.
•	The assignee may not change the owner or the beneficiary, and may not elect or change an optional method of payment. We will pay any amount payable to the assignee in a lump sum.
•	Claims under any assignment are subject to proof of interest and the extent of the assignment.
•	The rights of the owner and the beneficiary are subject to the rights of the assignee.
•	We are not bound by any assignment unless duplicate signed forms are filed with us.
•	We are not responsible for the validity of any assignment.
•	We are not liable for any payment we made before we received written notice of the assignment.

Assigning the Contract may have tax consequences. See the “Federal Tax Considerations” section of this prospectus for more information.

Modifying the Contract

Only one of our officers may modify the Contract or waive any of our rights or requirements under the Contract. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in the Contract. Upon notice to you, we may modify the Contract to:

•

conform the Contract, our operations, or the variable account’s operations to the requirements of any law (or regulation issued by a government agency) to which the Contract, our company or the variable account is subject;

•	assure continued qualification of the Contract under the Federal tax laws; or

•	reflect a change in the variable account’s operations.

If we modify the Contract, we will make appropriate endorsements to the Contract. If any provision of the Contract conflicts with the laws of a jurisdiction that govern the Contract, we will amend the provision to conform with such laws.

Premiums

Premium Flexibility

The initial premium of at least $500 is the only premium required to be paid under the Contract. You have the ability to determine the frequency of premiums you make after payment of the initial premium. You also may determine the amount and timing of each additional premium payment, except that premium payments must be at least $500 ($50 or more for IRAs and/or if you authorize us to draw on an account by check or electronic debit). You

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may make premium payments at any time until the earliest of: (a) the annuity start date; (b) the date you fully withdraw all Contract Value; or (c) the date you reach age 70  1/2 for qualified Contracts (other than Roth IRAs, SEP or SIMPLE IRA employer contributions for employees over 70  1/2 with earned income, rollovers and transfers). You must send all premiums to our Service Center.

We will not accept total premium payments in excess of the cumulative premium limit that is specified on your Contract specification page. The Federal Tax Code may also limit the amount of premiums you may make.

We may decline a premium payment for any reason permitted by law.

Electronic Payments. If you authorize electronic payment of your premiums from your bank account, the total amount of premiums being debited must be at least $300 per year. You can make electronic payments on an annual, semi-annual, quarterly, or monthly basis for the applicable fraction of at least $300, but the total for the year must add up to at least $300.

Allocating Premiums

When you complete your application, you must instruct us to allocate your initial premium(s) to one or more subaccounts of the variable account and/or the fixed account according to the following rules.

•	You must put at least 1% (and no less than $500) of each premium in any subaccount you select or the fixed account.

•	Allocation percentages must be in whole numbers and the sum of the percentages must equal 100.

You can change the allocation instructions for additional premiums without charge at any time by providing us with written notification or by telephone authorization (or any other notification we deem satisfactory). Any allocation change will be effective on the date we record the change. Any future premiums will be allocated in accordance with the new allocation unless we receive contrary instructions. However, you may direct individual premium payments to a specific subaccount and/or to the fixed account without changing your instructions. Changing your allocation instructions will not change the way existing Contract Value is apportioned among the subaccounts or the fixed account.

Investment returns from amounts allocated to the subaccounts will vary with the investment performance of the subaccounts and will be reduced by Contract charges. You bear the entire risk for amounts you allocate to the subaccounts. You should periodically review your premium payment allocation instructions in light of market conditions and your overall financial objectives.

If your state requires us to return your initial premium(s) in the event you exercise your right to cancel the Contract, or if you purchase a qualified Contract, we will allocate the initial premium(s) to the fixed account on the issue date. While held in the fixed account, your premium(s) will be credited with interest at the current fixed account rates. The premium(s) will remain in the fixed account for the number of days in your state’s right-to-examine period, plus 10 days. On the first business day on or after that period, we will reallocate all Contract Value from the fixed account to the subaccounts as you selected on the application.

If your state only requires return of Contract Value in event you exercise your right to cancel the Contract, we will allocate the initial premium(s) as you instructed in the application on the issue date. The initial premium will be credited using the accumulation unit value next computed at the end of the business day that we issue your Contract. Our business day usually closes at the end of regular trading on the NYSE (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time).

We credit any premiums you make to your Contract after the date of reallocation (or after the issue date, if applicable) using the accumulation unit value next computed at the end of a business day on which we receive them at our Service Center. Our business day closes at the end of regular trading on the NYSE (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time). If we receive your additional premium payments after the close of a business day, we will calculate and credit them as of the end of the next business day.

Your Contract Values

Contract Value

Your Contract Value:

•

varies from day to day, depending on the investment performance of the subaccounts you choose, the interest credited to the fixed account, the charges deducted and any other Contract transactions (such as additional premium payments, transfers, and partial withdrawals);

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•	serves as the starting point for calculating values under a Contract;
•	equals the sum of all values in each subaccount and the fixed account;
•	is determined on the issue date and on each business day;
•	on the issue date, equals the initial premium less any premium tax due; and
•	has no guaranteed minimum amount and may be more or less than premiums paid.

Subaccount Value

Each subaccount’s value is determined at the end of each business day. We determine your Contract’s value in each subaccount by multiplying the number of units that your Contract has in the subaccount by the accumulation unit value of that subaccount at the end of the business day.

The number of accumulation units in any subaccount on any business day equals:

•	the initial accumulation units purchased at the unit value on the issue date; plus
•	accumulation units purchased with additional premiums; plus
•	accumulation units purchased via transfers from another subaccount or the fixed account; minus
•	accumulation units redeemed to pay a pro-rata share of the Records Maintenance Charge, if assessed on that business day; minus
•	accumulation units redeemed to pay for partial withdrawals, and any applicable surrender charges and premium taxes; minus
•	accumulation units redeemed as part of a transfer to another subaccount, or the fixed account, and any applicable transfer fee.

Every time you allocate or transfer money to or from a subaccount, we convert that dollar amount into accumulation units. We determine the number of accumulation units we credit to, or subtract from, your Contract by dividing the dollar amount of the allocation, transfer, or withdrawal, by the accumulation unit value for that subaccount at the end of the Valuation Period.

Accumulation Unit Value

The accumulation unit value (or price) of each subaccount will reflect the investment performance of the portfolio in which the subaccount invests. The accumulation unit value of each subaccount was originally established at the value shown in Appendix A. The accumulation unit value may increase or decrease from one Valuation Period to the next. The accumulation unit value for each subaccount is recalculated at the end of each business day by multiplying the accumulation unit value at the end of the immediately preceding business day by the Net Investment Factor for the business day for which the value is being determined. The new accumulation unit value reflects the investment performance of the underlying portfolio, and the daily deduction of: (i) the mortality and expense risk charge, (ii) any charge for enhanced benefit riders, and (iii) the daily administrative charge during each Valuation Period. For information on computing the Net Investment Factor, see the SAI.

We determine a separate accumulation unit value for each subaccount. We will also determine separate sets of accumulation unit value reflecting the costs of the Guaranteed Minimum Death Benefit and the Guaranteed Retirement Income Benefit.

Fixed Account Value

On the issue date, your fixed account value is equal to the premiums paid.

Your fixed account value at the end of any Valuation Period (before the annuity start date) is equal to:

•	the total of premiums allocated to the fixed account; minus
•	any applicable premium taxes; plus
•	amounts transferred from the subaccounts; increased by
•	any credited interest; and decreased by
•	any transfers and withdrawals from the fixed account, and by any charges deducted from the fixed account.

Your Contract’s guaranteed minimum fixed account value will not be less than the minimum values required by the state where we deliver your Contract.

Fees and Charges

This section describes the fees and charges that we make under the Contract to compensate for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The fees and charges we deduct under this Contract may result in a profit to us.

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Mortality and Expense Risk Charge

As compensation for assuming mortality and expense risks, we deduct a daily mortality and expense risk charge from your net assets in the subaccounts. The charge is equal, on an annual basis, to 0.95% of average daily net assets you have invested in the subaccounts.

The mortality risk we assume is that annuitants may live for a longer period of time than estimated when we established the guarantees in the Contract. Because of these guarantees, each annuitant is assured that longevity will not have an adverse effect on the annuity payments received. The mortality risk that we assume also includes a guarantee to pay a death benefit if the annuitant dies before the annuity start date. The expense risk that we assume is the risk that the administrative fees and transfer fees (if imposed) may be insufficient to cover actual future expenses. We may use any profits from this charge to pay the costs of distributing the Contracts.

If you selected either the Guaranteed Minimum Death Benefit or the Guaranteed Retirement Income Benefit (offering discontinued in July 2003), we will deduct an additional daily fee from your value in the subaccounts at an annual rate of 0.25% of average daily net assets you have invested in the subaccounts. If you chose both benefits, the additional daily fee will increase to an annual rate of 0.50%. See “Fee Table.”

Asset-Based Administration Charge

We deduct a daily asset-based administration charge from each subaccount to help reimburse us for our administrative costs, such as owner inquiries, changes in allocations, owner reports, Contract maintenance costs and data processing costs. This charge is equal, on an annual basis, to 0.20% of your average daily net assets in the subaccounts. This charge is designed to help compensate us for the cost of administering the Contracts and the variable account.

Transfer Fee

A transfer fee of $25 will be imposed for the thirteenth and each subsequent transfer during a Contract year. Any unused free transfers do not carry over to the next Contract year. Each written or telephone request would be considered to be one transfer, regardless of the number of subaccounts affected by the transfer. Transfers you make through our asset rebalancing and dollar cost averaging programs do not count toward your twelve free transfers. We deduct the transfer fee from the amount transferred.

Surrender Charge

We do not deduct a charge for sales expenses from premium payments at the time premium payments are paid to us. However, we will deduct a surrender charge, if applicable, if you surrender your Contract or partially withdraw cash value before the annuity start date, or if you annuitize your Contract. We do not assess a surrender charge on withdrawals made if the Contract terminates due to your death or the death of the last surviving annuitant.

As a general rule, the surrender charge equals a percentage of the premium payments withdrawn that: (a) we have held for less than seven years; and (b) are not eligible for a free withdrawal. The surrender charge applies during the entire seven year period following each premium payment. The applicable percentage depends on the number of years since you made the premium payment being withdrawn, as shown on this chart:

Number of Completed Years from the Date of Premium Payment	Surrender Charge Percentage
0	7%
1	6%
2	5%
3	5%
4	4%
5	3%
6	2%
7 and later	0%

In determining surrender charges, we will deem premiums to be surrendered in the order in which we received them – that is, on a first-in, first-out basis.

Because surrender charges are based on the date each premium payment is made, you may be subject to a surrender charge, even though the Contract may have been issued many years earlier, if you have continued to make premium payments.

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We will not apply the Surrender Charge Percentage to an amount greater than the current Contract Value minus the Free Withdrawal Amount. This may occur, for instance, if the Contract Value is less than your total premium payments because of negative investment performance.

When you request a withdrawal, you will be sent a check in the amount you requested (if available), less applicable tax withholding. If a surrender charge applies, your remaining Contract Value will be reduced by the dollar amount we send you, plus the surrender charge. The surrender charge is deducted pro-rata from all subaccounts and the fixed account in which the Contract is invested based on the remaining Contract Value in each subaccount and the fixed account, unless you request otherwise.

Free Withdrawal Amount

In any Contract year before the annuity start date, you may withdraw a portion of your Contract Value once each calendar quarter without incurring a surrender charge. This amount is called the free withdrawal amount. Each Contract year, the free withdrawal amount is an amount up to the greater of:

•	Contract Value minus the excess of total premiums paid over prior withdrawals that were previously assessed a surrender charge; or

•	10% of the Contract Value determined at the time the withdrawal is requested, less any prior withdrawals in that contract year.

Any premium that has been held by us for more than seven years will be subject to a 0% Surrender Charge Percentage.

Examples of Surrender Charge Calculation:

In the following examples, assume that a Contract is issued on July 1, 2002 with a $10,000 premium paid on the issue date. No subsequent premiums are paid.

Partial Withdrawal Example. The owner wishes to withdraw $4,000 on September 15, 2006. Suppose the Contract Value is $12,700 on that date, before the withdrawal.

The free withdrawal amount is the larger of (a) and (b):

(a)	$12,700 – $10,000 = $2,700
(b)	(10%)($12,700) = $1,270

The free withdrawal amount is $2,700. The remaining portion of the withdrawal is subject to a surrender charge. Since this amount represents the withdrawal of premium paid between 3 and 4 years ago, the surrender charge percentage is 5%. The surrender charge is calculated as follows:

($4,000—$2,700)(5%) = $65

The owner would receive $4,000, and the remaining Contract Value would be reduced by $4,065 and would equal $8,635 after the $4,000 partial withdrawal is taken.

Full Withdrawal Example: Positive Growth. The owner wishes to fully surrender the Contract in year 3. The $30 Records Maintenance Charge and the surrender charge would be deducted from (the Contract Value minus the free withdrawal amount). The surrender charge is calculated as follows:

($12,700—$2,700)(5%)/1.05 = $476.19

The owner would receive $12,700—$476.19—$30 = $12,193.81.

Full Withdrawal Example: Negative Growth. Assume the same facts as above, but the Contract Value has declined to $8,000. The free withdrawal amount is the larger of (a) and (b):

(a) $8,000—$10,000 = $-2,000

(b) (10%)($8,000) = $800

The surrender charge is calculated as follows:

($8,000—$800)(5%)/1.05 = $342.86

The owner would receive $8,000—$342.86—$30 = $7,627.14.

Free withdrawals may be subject to the 10% federal penalty tax if made before you reach age 59  1/2. They also may be subject to federal income tax.

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Waiver of Surrender Charge Riders

If state law permits and subject to certain restrictions, we will automatically issue two riders with your Contract. As described in these riders, we will waive the surrender charge:

•	after an annuitant (who is under age 75) has been confined in a hospital or skilled heath care facility continuously for at least 90 days; or

•

(after one year from the effective date of the rider) if an annuitant is diagnosed with a terminal illness after we issue the Contract and is expected to live for 12 months or less, up to an aggregate maximum withdrawal of $250,000.

Records Maintenance Charge

At the end of each Contract year before the annuity start date, we will deduct a records maintenance charge of $30 from your Contract Value as partial reimbursement for our administrative expenses relating to the Contract. We will deduct the fee from each subaccount and the fixed account based on the proportion that the value in each subaccount and the fixed account bears to the total Contract Value. We will also deduct this charge on the annuity start date, or the date you surrender the Contract.

We will not deduct this fee after annuity payments have begun. We also currently waive deduction of the charge for Contracts whose Contract Value is $50,000 or more on the date of assessment.

Portfolio Management Fees and Expenses

Each portfolio deducts portfolio management fees and expenses from the amounts you have invested in the portfolios through the subaccounts. You pay these portfolio fees and expenses indirectly. In addition, some portfolios deduct 12b-1 fees at an annual rate of up to 0.25% of average daily portfolio assets. For 2010, total annual portfolio fees and charges for the portfolios offered through this Contract ranged from 0.20% to 1.76% of average daily portfolio assets. See the prospectuses for the portfolios for more information.

Redemption Fees. A portfolio may assess a redemption fee of up to 2% on subaccount assets that are redeemed out of the portfolio in connection with a withdrawal or transfer. Each portfolio determines the amount of the redemption fee and when the fee is imposed. The redemption fee is retained by or paid to the portfolio and is not retained by us. The redemption fee will be deducted from your Contract Value. For more information on each portfolio’s redemption fee, see the portfolio prospectus.

Premium Taxes

Various states and other governmental entities charge a premium tax on annuity contracts issued by insurance companies. Premium tax rates currently range up to 3.5%, depending on the state. We are responsible for paying these taxes. If applicable, we will deduct the cost of such taxes from the value of your Contract either:

•	from premium payments as we receive them,
•	from Contract Value upon surrender or partial withdrawal,
•	on the annuity start date, or
•	upon payment of a death benefit.

Other Taxes

Currently, no charge is made against the variable account for any federal, state or local taxes (other than premium taxes) that we incur or that may be attributable to the variable account or the Contracts. We may, however, deduct such a charge in the future, if necessary.

Transfers

After the right-to-examine period has expired and before the annuity start date, you may make transfers from the subaccounts or from the fixed account subject to the conditions stated below. We determine the amount you have available for transfers at the end of the Valuation Period when we receive your transfer request. We may modify or suspend the transfer privilege at any time. Transfers under the Contract are subject to the following conditions:

•	You may make an unlimited number of transfers in a Contract year from the subaccounts (subject to the “Policy and Procedures Regarding Disruptive Trading and Market Timing” section below).

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•

You may only make one transfer each Contract year from the fixed account (unless you choose dollar cost averaging) during the 30 days following a Contract anniversary. We measure a Contract year from the anniversary of the issue date.

•	You may not make a transfer into the fixed account during the six months following any transfer you make out of the fixed account to any subaccount(s).

•	You may request transfers in writing (in a form we accept), or by telephone. You should send written requests to the Service Center.

•

You must transfer at least the lesser of $100, or your total value in the subaccount, if less. If you request a transfer that would reduce the amount in a subaccount or fixed account below $500, we will transfer the entire amount in the subaccount.

•

We deduct a $25 charge from the amount transferred or from the remaining Contract Value (your choice) for the 13th and each additional transfer in a Contract year. Any unused free transfers do not carry over to the next Contract year. Transfers you make pursuant to the asset rebalancing and dollar cost averaging programs do not count toward your 12 free transfers. For more information, see “Fees and Charges.”

•	We consider each written or telephone request to be a single transfer, regardless of the number of subaccounts (or fixed account) involved.

•

We will price complete transfer requests that are received at our Service Center before the NYSE closes for regular trading (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) using the accumulation unit value determined at the close of that regular trading session of the NYSE. If we receive your complete transfer request after the close of regular trading on the NYSE, we will price the transfer request using the accumulation unit value determined at the close of the next regular trading session of the NYSE.

•	We may suspend, restrict, modify or eliminate the transfer privilege at any time.

Asset Allocation Models

Asset allocation allows you to allocate your investments among various asset classes – such as stock funds, international funds, bond funds, and money market funds – depending on your risk tolerance, investment goals and time horizon. Keep in mind that use of an asset allocation model does not guarantee favorable investment results.

An asset allocation model program is not currently available in connection with the Contracts. However, we may offer an asset allocation model program in the future.

Automatic Asset Rebalancing Program

If you select the Automatic Asset Rebalancing program (“AAR”), you can instruct us to automatically rebalance your money in the subaccounts each quarter to reflect your most recent instructions for allocating premiums. Investment performance will likely cause any allocation percentages you selected to shift. With AAR, we will automatically make transfers among the subaccounts on the first day of each calendar quarter to bring your Contract back in line with the percentages you most recently provided to us.

For instance, assume you instructed us to put your initial premium into 5 subaccounts in equal proportions (20% in each) and you selected AAR on your application. Over the next few months, investment performance caused the percentage of your Contract Value in the 5 subaccounts to change so that the 5 subaccounts were 10%, 30%, 10%, 30% and 20% of your Contract Value. On the first day of the calendar quarter, we will transfer your money among the subaccounts so that 20% of your Contract Value is again in each of the 5 subaccounts.

If you select an asset allocation model on your application and you select AAR, then on the first day of each calendar quarter, we will automatically transfer money among the subaccounts to match the percentages in the original asset allocation model you select. Unless you instruct us to update the asset allocation model, AAR will rebalance your money in the subaccounts to the original model that was in place on the issue date (or to the model in place on the date you most recently told us to update the model).

Transfers under this program are not subject to the $100 minimum transfer limitation. There is no charge for using AAR and we do not charge a transfer fee for asset rebalancing. We do not include any money allocated to the fixed account in the rebalancing. We do not assess transfer fees on AAR transfers, nor do we count them toward the twelve free transfers permitted each Contract year.

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You can start and stop AAR at any time, and you can change your instructions at any time by submitting a request to the Service Center. AAR is not available after the annuity start date. Your AAR instructions are effective on the business day we receive them at the Service Center. The AAR program is not available if you elect to enroll in the Dollar Cost Averaging program discussed below.

We may suspend or modify AAR at any time.

Third Party Transfers

If you authorize a third party to transact transfers on your behalf, we will honor their transfer instructions, so long as they comply with our administrative systems, rules and procedures, which we may modify or rescind at any time. However, you may not authorize a registered representative or an agent to transact transfers on your behalf. We take no responsibility for any third party asset allocation program. Please note that any fees and charges assessed for third party asset allocation services are separate and distinct from the Contract fees and charges set forth in this prospectus. We neither recommend nor discourage the use of asset allocation services.

Dollar Cost Averaging Program

Under the Dollar Cost Averaging program, you may authorize us to transfer a fixed dollar amount at monthly intervals from the fixed account to one or more subaccounts. You may designate up to eight subaccounts to receive the transfers. The fixed dollar amount will purchase more accumulation units of a subaccount when their value is lower and fewer units when their value is higher. Over time, the cost per unit averages out to be less than if all purchases of units had been made at the highest value and greater than if all purchases had been made at the lowest value. The dollar cost averaging method of investment reduces the risk of making purchases only when the price of accumulation units is high. It does not assure a profit or protect against a loss in declining markets.

Dollar cost averaging is only available during the pay-in period. You may cancel your participation in the program at any time.

You may enroll in the Dollar Cost Averaging program at any time by submitting a request to the Service Center. We make transfers on the same day of every month as your issue date. Transfers under the Dollar Cost Averaging program are not included when we determine the number of free transfers permitted each year. We must receive the request form at least 5 business days before the transfer date, for your transfers to begin on that date. When you enroll in the Dollar Cost Averaging program, your total Contract Value in the fixed account must be at least equal to the amount you designate to be transferred on each transfer date. Transfers from the fixed account under this program must be at least $100. If on any transfer date the amount remaining in the fixed account is less than the amount designated to be transferred, the entire balance will be transferred out of the fixed account and applied pro-rata to the selected subaccounts, and the dollar cost averaging request will expire.

We may suspend or modify this Dollar Cost Averaging program at any time. We do not assess transfer fees on dollar cost averaging transfers. The Dollar Cost Averaging program is not available if you elect to enroll in the Automatic Asset Rebalancing program discussed above.

Telephone Transfers

Your Contract will automatically receive telephone transfer privileges unless you provide other instructions. (In some states you may have to elect telephone transfers.) To make a telephone transfer, you must call the Service Center toll-free at 1-877-376-8008, open between 8:00 a.m. and 6:00 p.m. Eastern Time. Any telephone transfer requests directed to another number may not be considered received at our Service Center.

Please note the following regarding telephone transfers:

•	We are not liable for any loss, damage, cost or expense from complying with telephone instructions we reasonably believe to be authentic. You bear the risk of any such loss.

•	We will employ reasonable procedures to confirm that telephone instructions are genuine.

•

Such procedures may include requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of transactions to you, and/or tape recording telephone instructions received from you.

•	If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent instructions.

We will price any complete telephone transfer request that we receive at the Service Center before the NYSE closes for regular trading (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) using the accumulation

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unit value determined at the end of that regular trading session of the NYSE. We cannot guarantee that telephone transfer transactions will always be available. For example, our Service Center may be closed during severe weather emergencies or there may be interruptions in telephone service or problems with computer systems that are beyond our control. Outages or slowdowns may prevent or delay our receipt of your request. If the volume of calls is unusually high, we might not have someone immediately available to receive your order. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.

The corresponding portfolio of any subaccount determines its net asset value per each share once daily, as of the close of the regular business session of the NYSE (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time), which coincides with the end of each Valuation Period. Therefore, we will price any transfer request we receive after the close of the regular business session of the NYSE, on any day the NYSE is open for regular trading, using the net asset value for each share of the applicable portfolio determined as of the close of the next regular business session of the NYSE.

We reserve the right to modify, restrict, suspend or eliminate the transfer privileges (including the telephone transfer facility) at any time, for any class of Contracts, for any reason.

Policy and Procedures Regarding Disruptive Trading and Market Timing

Statement of Policy. This Contract is not designed for use by organizations or individuals engaged in market timing or for use by investors who make frequent transfers, programmed transfers, transfers into and then out of a subaccount in a short period of time, or transfers of large amounts at one time (“Disruptive Trading”).

Market timing and other kinds of Disruptive Trading can increase your investment risks and have harmful effects for you, for other Contract owners, for the underlying portfolios, and for other persons who have material rights under the Contracts, such as insureds and beneficiaries. These risks and harmful effects include:

•

dilution of the interests of long-term investors in a subaccount if market timers manage to transfer into an underlying portfolio at prices that are below the true value or to transfer out of the underlying portfolio at prices that are above the true value of the underlying portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”);

•	reduced investment performance due to adverse effects on portfolio management by:
¡	impeding a portfolio manager’s ability to sustain an investment objective;
¡	causing the underlying portfolio to maintain a higher level of cash than would otherwise be the case;
¡	causing an underlying portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying portfolio; and

•	increased costs to you in the form of increased brokerage and administrative expenses. These costs are borne by all Contract owners invested in those subaccounts, not just those making the transfers.

Policy Against Disruptive Trading. We have adopted policies and procedures that are intended to detect and deter market timing and other forms of Disruptive Trading. We do not make special arrangements or grant exceptions or waivers to accommodate any persons or class of persons with regard to these policies and procedures. Do not invest with us if you intend to conduct market timing or potentially Disruptive Trading.

For these purposes, we do not include transfers made pursuant to Dollar Cost Averaging or Automatic Asset Rebalancing.

Detection. We monitor the transfer activities of owners in order to detect market timing and other forms of Disruptive Trading activity. However, despite our monitoring we may not be able to detect or halt all Disruptive Trading activity. Our ability to detect Disruptive Trading may be limited by operational or technological systems, as well as by our ability to predict strategies employed by market timers to avoid detection. As a result, despite our efforts, there is no assurance that we will be able to identify and curtail all Disruptive Trading by such Contract owners or intermediaries acting on their behalf.

In addition, because other insurance companies (and retirement plans) with different market timing policies and procedures may invest in the underlying portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying portfolio will not suffer harm from Disruptive Trading in the subaccounts of variable products issued by these other insurance companies (or retirement plans) that invest in the underlying portfolios.

As a result, to the extent we are not able to detect Disruptive Trading activity, or other insurance companies (or retirement plans) fail to detect such activity, it is possible that a market timer may be able to engage in Disruptive

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Trading transactions that may interfere with underlying portfolio management and cause you to experience detrimental effects such as increased costs, lower performance and a dilution of your interest in an underlying portfolio.

Deterrence. We impose limits on transfer activity within the Contract in order to deter Disruptive Trading.

We will accept the following transfers only if the order is sent to us with an original signature and by first class U.S. Mail:

•	transfers in excess of $250,000 per Contract, per day; and
•	transfers into or out of the following subaccounts in excess of $50,000 per Contract, per day:
¡	DWS Global Small Cap VIP;
¡	DWS International VIP; and
¡	PIMCO VIT Foreign Bond Portfolio.

If you send a transfer request in excess of these restrictions by any other method (such as fax, phone, or overnight mail), we will not honor your request.

If we identify suspicious transfer activity, we will advise you in writing that we are monitoring your transfer activity and that we will impose restrictions if we identify a pattern of Disruptive Trading activity. If we identify such a pattern as a result of continued monitoring, we will notify you in writing that all future transfers must be requested through first class U.S. Mail. This means that we would accept only written transfer requests with an original signature transmitted to us only by first class U.S. mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

To further deter any market timing and Disruptive Trading activities, we may at any time and without prior notice:

•	terminate all telephone, website, email or fax transfer privileges;
•	limit the total number of transfers;
•	place further limits on the dollar amount that may be transferred;
•	require a minimum period of time between transfers; or
•	refuse transfer requests from intermediaries acting on behalf of you.

Our ability to impose these restrictions in order to discourage market timing and other forms of Disruptive Trading may be limited by the provisions of your Contract. As a result, to the extent the provisions of your Contract limit our actions, some Contract owners may be able to market time through the Contract, while others would bear the harm associated with the timing.

We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the payment or transfer, or series of transfers, would have a negative impact on an underlying portfolio's operations, or (2) if an underlying portfolio would reject or has rejected our purchase order, or has instructed us not to allow that purchase or transfer, or (3) you have a history of large or frequent transfers. We may impose other restrictions on transfers, or even prohibit transfers for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege. We also reserve the right to reverse a potentially harmful transfer if an underlying portfolio refuses or reverses our order; in such instances some Contract owners may be treated differently than others. For all of these purposes, we may aggregate two or more variable insurance products that we believe are connected.

In addition to our internal policies and procedures, we will administer your Contract to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying portfolios.

Under our current policies and procedures, we do not:

•	impose redemption fees on transfers;
•	expressly limit the number, size or frequency of transfers in a given period (except for certain subaccounts listed above where transfers that exceed a certain size are prohibited); or
•	allow a certain number of transfers in a given period.

Redemption fees, other transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other forms of Disruptive Trading and in preventing or limiting harm from such trading.

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We may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter market timing or other Disruptive Trading if we discover that our current procedures do not adequately curtail such activity, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on owners engaging in frequent transfer activity among the underlying portfolios under the Contract. The actions we take will be based on policies and procedures that we apply uniformly to all Contract owners.

Underlying Portfolio Frequent Trading Policies. The underlying portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the underlying portfolios describe any such policies and procedures. The frequent trading policies and procedures of one underlying portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of another underlying portfolio and the policies and procedures we have adopted for the Contract to discourage market timing and other programmed, large, frequent, or short-term transfers.

You should be aware that, as required by SEC regulation, we have entered into a written agreement with each underlying fund or principal underwriter that obligates us to provide the fund, upon written request, with information about you and your trading activities in the fund’s portfolios. In addition, we are obligated to execute instructions from the funds that may require us to restrict or prohibit your investment in a specific portfolio if the fund identifies you as violating the frequent trading policies that the fund has established for that portfolio.

If we receive a premium payment from you with instructions to allocate it into a fund that has directed us to restrict or prohibit your trades into the fund, then we will request new allocation instructions from you. If you request a transfer into a fund that has directed us to restrict or prohibit your trades, then we will not affect the transfer.

Omnibus Order. Contract owners and other persons with material rights under the Contract also should be aware that the purchase and redemption orders received by the underlying portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products. The omnibus nature of these orders may limit the underlying portfolios’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of underlying portfolio shares, as well as the owners of all of the variable annuity or life insurance policies, including ours, whose variable investment options correspond to the affected underlying portfolios. In addition, if an underlying portfolio believes that an omnibus order we submit may reflect one or more transfer requests from owners engaged in market timing and other programmed, large, frequent, or short-term transfers, the underlying portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

Surrender and Partial Withdrawals

Surrender

At any time before the annuity start date, you may make a written request to surrender your Contract for its cash value as calculated at the end of the business day when we receive your request at the Service Center, unless you specify a later business day in your request. You should send your written request to the Service Center. The cash value is the amount we pay when you surrender your Contract.

The cash value on any business day equals:

•	the Contract Value as of such date; minus
•	any surrender charge as of such date; minus
•	any premium taxes not previously deducted; minus
•	the Records Maintenance Charge unless waived.

Surrender Conditions:

•	You must make your surrender request in writing.
•	Your written surrender request must contain your signature.
•	You should send your written request to the Service Center.

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•	A surrender is effective as of the business day when we receive your written request, unless you request otherwise.
•

You will incur a surrender charge if you surrender the Contract during the first 7 Contract years after making a premium payment. See the “Fees and Charges” section of this prospectus for more information.

•	Once you surrender your Contract, all coverage and other benefits under it cease and cannot be reinstated.
•	We will pay you the cash value in a lump sum within seven calendar days unless you request payment under an annuity option.

We will price complete surrender requests that we receive from you at our Service Center before the NYSE closes for regular trading (usually 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) using the accumulation unit value determined at the close of that regular trading session of the NYSE. If we receive your complete surrender request after the close of regular trading on the NYSE, we will price your surrender request using the accumulation unit value determined at the close of the next regular trading session of the NYSE.

Surrendering the Contract may have adverse tax consequences, including a penalty tax. See “Federal Tax Considerations.”

Partial Withdrawals

Before the annuity start date, you may request a withdrawal of part of your cash value subject to certain conditions. Partial withdrawals may have adverse tax consequences, including a penalty tax. See “Federal Tax Considerations.”

Partial Withdrawal Conditions:

•	You must make your partial withdrawal request in writing.
•	Your written partial withdrawal request must contain your signature.
•	You should send your written request to the Service Center.
•	You may make only one partial withdrawal each calendar quarter.
•	You must request at least $100.
•	You may not make a partial withdrawal if the withdrawal plus the surrender charge would cause the Contract Value to fall below $500.
•	You may incur surrender charges.
•

You can specify the subaccount(s) and fixed account from which to make the partial withdrawal, otherwise we will deduct the amount from the subaccounts and the fixed account on a pro-rata basis (that is, according to the percentage of Contract Value contained in each subaccount and the fixed account).

•

We will price complete partial withdrawal requests that we receive from you at our Service Center before the NYSE closes for regular trading (usually 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) using the accumulation unit value determined at the close of that regular trading session of the NYSE. If we receive your complete partial withdrawal request after the close of regular trading on the NYSE, we will price your surrender request using the accumulation unit value determined at the close of the next regular trading session of the NYSE.

•	We will reduce your Contract Value by the amount of the withdrawal you requested plus any surrender charge.
•	We generally will pay a completed partial withdrawal request within seven calendar days after the business day when we receive the request.

Remember, any partial withdrawal you take will reduce your Contract Value, and will proportionally reduce the minimum death benefit by the amount of the withdrawals plus any charges. See “Death Benefits.”

If you elected the Guaranteed Minimum Death Benefit, a partial withdrawal will proportionally reduce the Greatest Anniversary Value and the amount of premiums (plus interest) being accumulated at 4% annually. Likewise, if you elected the Guaranteed Retirement Income Benefit, a partial withdrawal will proportionally reduce the Income Base. The impact of a proportional reduction on these benefits depends, in part, upon the relative amount of your Contract Value at the time of the withdrawal. Under proportional reductions, if the amount of the death benefit or Income Base is greater than the Contract Value at the time of the partial withdrawal, then the reduction in the death benefit or Income Base will be greater than the dollar amount of the withdrawal (including any charges). For this reason, if a death benefit is paid, or the Income Base is calculated, after you have taken a partial withdrawal, the possibility exists that the total amount of the death benefit or Income Base will be less than the total premium payments you have paid. See “Death Benefits” and “Guaranteed Retirement Income Benefit.”

Income taxes, tax penalties and certain restrictions may apply to any withdrawal you make.

See “Surrender Charges” for an explanation of the surrender charges that may apply.

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Systematic Withdrawal Plan

After your first Contract year, you can elect to receive regular payments from your Contract Value during the pay-in period. You may terminate the systematic withdrawal plan at any time.

Systematic Withdrawal Plan Conditions:

•	You must complete an enrollment form and send it to the Service Center.
•	You instruct us to withdraw selected amounts from the fixed account or any of the subaccounts.
•	We will make these withdrawals on a monthly basis.
•	You must withdraw at least $100.
•	You must have a minimum balance at least equal to the amount you want to withdraw.
•	We will deduct a surrender charge from any amount you withdraw in excess of your free withdrawal amount.
•	You may not take a systematic withdrawal if the withdrawal plus the surrender charge would cause the Contract Value to fall below $500.

Income taxes and tax penalties may apply to the amount withdrawn. We may suspend, modify or terminate the systematic withdrawal plan at any time.

The Payout Period

The Annuity Start Date

The annuity start date is the day that the payout period begins under the annuity option you have selected. If you own a Contract that is not a qualified Contract, you must select the annuity start date on which you will begin to receive annuity payments. The annuity start date can be no later than the final annuity date (the Contract anniversary when the oldest annuitant is age 95).

In the case of an IRA that satisfies Tax Code section 408, the annuity start date must be no later than April 1 of the calendar year following the year in which you reach age 70  1/2 and the payment must be made in a specified form or manner. Roth IRAs under section 408A of the Tax Code do not require distributions at any time prior to your death; the annuity start date for Roth IRAs can be no later than the final annuity date.

Annuity Options

You must choose an annuity option on or before the annuity start date. The annuity option you select will affect the dollar amount of each annuity payment you receive. You may select or change your annuity option on or before the annuity start date while the annuitant is living by sending a written request signed by you and/or your beneficiary, as appropriate, to our Home Office. You may choose one of the annuity options described below or any other annuity option being offered by us as of the annuity start date. The annuity options we currently offer provide for fixed annuity payments. Once you have selected an annuity option, you may not change that election with respect to any annuitant if annuity payments have begun. After the annuity start date, the Contract no longer participates in the variable account.

You may elect to receive annuity payments on a monthly, quarterly, semi-annual or annual basis. If you do not specify the frequency of payment, we will pay you monthly. The first payment under any option will be made on the day of the month you request (subject to our agreement) and will begin in the month immediately following the annuity start date. We will make subsequent payments on the same day of each subsequent period in accordance with the payment interval and annuity option you select.

If you do not select an annuity option by the final annuity date, we will apply the Contract Value under the Second Option, Life Income with a 10-year guarantee period, as described below.

A beneficiary may have the death benefit paid as an annuity under one of the annuity options.

Determining the Amount of Your Annuity Payment

On the annuity start date, we will use the cash value to calculate your annuity payments under the annuity option you select. Cash value is your Contract Value minus any applicable surrender charges, records maintenance fee, and premium tax.

For qualified Contracts, distributions must satisfy certain requirements specified in the Federal Tax Code.

Fixed Annuity Payments

Fixed annuity payments are periodic payments that we make to the annuitant. The amount of the fixed annuity payment is fixed and guaranteed by us.

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The amount of each fixed annuity payment depends on:

•	the form and duration of the annuity option you choose;
•	the age of the annuitant;
•	the sex of the annuitant (if applicable);
•	the amount of your cash value on the annuity start date; and
•	the applicable guaranteed annuity tables in the Contract.

Guaranteed Annuity Tables

The guaranteed annuity tables in the Contract are based on a minimum guaranteed interest rate of 2.5%. We may, in our sole discretion, make annuity payments in an amount based on a higher interest rate.

The guaranteed annuity tables in your Contract show the minimum dollar amount of the first monthly payment for each $1,000 applied under the first, second and third annuity options. Under the first or second options, the amount of each payment will depend upon the adjusted age and sex of the annuitant at the time we are due to pay the first payment. Under the third option, the amount of each payment will depend upon the sex of both annuitants and their adjusted ages at the time we are due to pay the first payment.

The adjusted age of the annuitant is determined by calculating the age at the nearest birthday of the annuitant on the annuity start date and subtracting a number that depends on the year in which the annuity start date belongs:

Annuity Start Date	Adjusted Age is Age Minus
Before 2001	0 Years
2001 to 2010	1 Year
2011 to 2020	2 Years
2021 to 2030	3 Years
2031 to 2040	4 Years
After 2040	5 Years

Description of Annuity Options

First Option – Life Income.* We will make payments for the annuitant’s lifetime. When the annuitant dies, we will stop making monthly payments with the last payment due prior to the annuitant’s death.

Second Option – Life Income with a Guarantee Period. We will make payments for the annuitant’s lifetime, with the guarantee that we will make payments for at least 10 or 20 years. You select either the 10 or 20 year guarantee period. On the death of the annuitant on or after the annuity start date, we will pay any remaining guaranteed payments to the beneficiary.

For qualified Contracts, the period selected cannot be longer than the owner’s life expectancy, in order to satisfy minimum required distribution rules.

Third Option – Joint and Survivor Life Annuity.* Under this option, we will make annuity payments so long as two annuitants are alive. After the death of one of the annuitants, we will continue to make payments for the lifetime of the surviving annuitant, although the amount of the payment may change. We will stop making monthly payments with the last payment due before the last surviving annuitant’s death.

The amount of each payment will be determined from the tables in the Contract that apply to the particular option using the annuitant’s age (and if applicable, sex or adjusted age).

Other options may be available upon request.

*	It is possible under this option to receive only one annuity payment if the annuitant dies (or annuitants die) before the due date of the second payment or to receive only two annuity payments if the annuitant dies (or annuitants die) before the due date of the third payment, and so on.

Guaranteed Retirement Income Benefit

As of June 18, 2003, we no longer offer the Guaranteed Retirement Income Benefit rider.

If you elected the Guaranteed Retirement Income Benefit rider and your initial Contract application was signed and dated before June 18, 2003, this rider remains in force and our obligations and duties to you under this rider will not change.

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Our obligations and duties to owners who purchased the rider are described below.

Here are some terms you will need to know before reading this section:

•	the guaranteed annuity rates are the rates contained in your Contract under “Guaranteed Annuity Tables.”

•	income base equals the greater of:

(i)

premiums you paid accumulated daily with interest compounded at 5.00% per year through the earlier of the annuity start date and the Contract anniversary on or next following the oldest joint annuitant’s 80th birthday, with a proportional reduction for withdrawals; and

(ii)

the Greatest Anniversary Value for the Contract anniversaries through the earlier of the annuity start date and the Contract anniversary on or next following the oldest joint annuitant’s 80th birthday, with a proportional reduction for withdrawals.

In determining the income base when the oldest joint annuitant is over 80 on the annuity start date, the income base on the Contract anniversary coincident with or next following the annuitant’s 80th birthday is increased by any premiums received and proportionately reduced by any withdrawals since that anniversary.

The proportional reductions for withdrawals are determined independently for (i) and (ii) above. The proportional reduction for each withdrawal (for purposes of the Guaranteed Retirement Income Benefit) equals:

•	the income base under the item being considered (either (i) or (ii) above) immediately prior to the withdrawal; multiplied by

•	the ratio of the amount withdrawn (including charges) to the Contract Value immediately prior to the withdrawal.

*             *              *

The Guaranteed Retirement Income Benefit provides a minimum fixed annuity guaranteed lifetime income to the annuitant once the Contract has been in force for ten Contract years. You may discontinue the Guaranteed Retirement Income Benefit at any time by sending notice to the Service Center. Once you discontinue the Guaranteed Retirement Income Benefit, you may not select it again.

If you selected the Guaranteed Retirement Income Benefit, we will deduct an additional daily charge on each business day from the subaccounts at an annual rate of 0.25% of the average daily net assets you have invested in the subaccounts. For more information, see the “Fees and Charges” section of this prospectus.

Conditions for receiving the Guaranteed Retirement Income Benefit:

•	You must choose an annuity option that provides payments for the lifetime of one or more annuitants with payments guaranteed for a period not to exceed 10 years;
•	For qualified Contracts, the period selected cannot be longer than the owner’s life expectancy, in order to satisfy minimum required distribution rules.
•	You must select an annuity start date that is on or after the 10th Contract anniversary;
•	You must select an annuity start date that occurs within 30 days following a Contract anniversary; and
•

Your annuity start date must be before the annuitant’s 91st birthday and after the annuitant’s 60th birthday. If the annuitant is younger than 44 on the issue date, the annuity start date must be after the 15th Contract anniversary.

If you do not meet these conditions, you lose the benefit of the Rider.

The amount of minimum income payments we will pay under the Guaranteed Retirement Income Benefit is determined by applying the income base (less applicable taxes) to the guaranteed annuity rates in your Contract for the annuity option you select. On the annuity start date, the income payments we will pay under the Contract will equal the greater of:

•	the dollar amount determined by applying the income base (under the Guaranteed Retirement Income Benefit) to the guaranteed annuity rates in the Contract; and
•	the dollar amount determined by applying the Contract’s cash value to the income benefits, annuity options and current annuity tables as described in your Contract.

We will pay the Guaranteed Retirement Income Benefit for the life of a single annuitant, or the lifetimes of two annuitants. If we pay the Guaranteed Retirement Income Benefit for the life of two annuitants, then we will use the age of the oldest joint annuitant to determine the income base.

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The Guaranteed Retirement Income Benefit guarantees a minimum income that is based on conservative actuarial factors. The income guaranteed under the Guaranteed Retirement Income Benefit by applying the income base to the Contract’s guaranteed annuity tables may, under some circumstances, be less than the income that would be provided by applying the Contract’s cash value to current annuity factors (i.e., the income you would receive if you did not purchase the Guaranteed Retirement Income Benefit). Depending on market conditions and the build-up in your Contract’s cash value, you may decide not to annuitize under the rider. When you bought the Guaranteed Retirement Income Benefit, you took the risk that you may pay for the rider’s insurance but never receive the benefit.

Death Benefit Before the Annuity Start Date

Only one death benefit will be payable under this Contract. Upon payment of the death benefit proceeds, the Contract will terminate.

We will pay the death benefit proceeds to the beneficiary if any of the following occurs during the pay-in period:

•	the owner or any joint owner dies, or
•	the last surviving annuitant dies,

and we receive satisfactory proof of death of the deceased.

If the beneficiary dies before the owner or annuitant and there is no contingent beneficiary, we will pay the death benefit to the owner or the owner’s estate.

If any owner is a non-natural person, then the death of any annuitant will be treated as the death of an owner.

Take care when naming owners, annuitants and beneficiaries. Your choices may impact the amount of the death benefit payable under the Contract.

Standard Death Benefit

If you have not selected the Guaranteed Minimum Death Benefit on your application, and if the last surviving annuitant (or an owner who is an annuitant) dies before his or her 80th birthday, the death benefit equals the greater of:

The Standard Death Benefit equals:

•	the Contract Value on the later of the date that we receive due proof of death and the date when we receive the beneficiary’s instructions on payment method at the Service Center; or
•	the minimum death benefit, which equals the sum of all premiums, minus proportional reductions for withdrawals.

The proportional reduction in the minimum death benefit equals:

•	the minimum death benefit immediately prior to the withdrawal; multiplied by
•	the ratio of the amount you withdraw (including any charges) to the Contract Value immediately before the withdrawal.

In all other cases (including the death of an owner who is not an annuitant), the death benefit equals the Contract Value determined on the later of the date that we receive due proof of death and the date when we receive the beneficiary’s instructions on payment method. Such other cases include the death of an annuitant who has attained his or her 80th birthday.

In determining the standard death benefit, we will also subtract any applicable premium and withholding taxes not previously deducted.

Guaranteed Minimum Death Benefit

On your application, you may select the optional Guaranteed Minimum Death Benefit rider. If you select the Guaranteed Minimum Death Benefit rider, the death benefit guarantee provided by this rider will only apply if the last surviving annuitant dies before the annuity start date and before any owner dies. In all other cases, such as the death of an owner who is not the last surviving annuitant, the death benefit will be limited to the Standard Death Benefit described above and you will lose the benefits of the rider. If you select the Guaranteed Minimum Death Benefit rider, we will deduct a substantial additional daily charge from your Contract Value.

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Ask your agent for an explanation of the benefits and limitations of this feature, particularly if you name joint owners and/or joint annuitants.

The Guaranteed Minimum Death Benefit equals the greatest of:

1.	the standard death benefit as described above;
2.

premiums you paid accumulated daily with interest compounded at a rate of 4% per year through the earlier of (i) the date of death, or (ii) the Contract anniversary on or next following the last surviving annuitant’s 80th birthday, minus proportional reductions for withdrawals; or

3.

the Greatest Anniversary Value on any Contract anniversary through the earlier of the date of death or the Contract anniversary on or next following the last surviving annuitant’s 80th birthday, minus proportional reductions for withdrawals.

The Greatest Anniversary Value is calculated as follows: an anniversary value is defined for each eligible Contract anniversary as the Contract Value on that anniversary, increased by premiums accepted since that anniversary and proportionately reduced for withdrawals since that anniversary. The largest such anniversary value is the Greatest Anniversary Value.

Guaranteed Minimum Death Benefit Provisions:

•

If the last surviving annuitant dies after the Contract anniversary coincident with or next following that annuitant’s 80th birthday and before the annuity start date, the amounts calculated under 2 and 3 above will be increased by premiums received and proportionately reduced for withdrawals since that anniversary.

•	If the last surviving annuitant was older than 80 on the issue date, then no death benefit will be payable under 2 or 3 above.
•	The proportional reductions for withdrawals are determined independently for 2 and 3 above. The proportional reduction for each withdrawal is equal to the product of:

¡	the death benefit available under the item being considered (either 2 or 3) immediately prior to the withdrawal, and
¡	the ratio of the amount withdrawn (including any charges) to the Contract Value immediately before the withdrawal.
•	We will deduct an additional charge equal, on an annual basis, to 0.25% of the average net assets you have invested in the subaccounts.
•	You must select the Guaranteed Minimum Death Benefit on your Contract application.
•	This death benefit is only payable during the pay-in period and is not available after the annuity start date.
•

The Guaranteed Minimum Death Benefit will end when the Contract ends or you send a signed request to terminate it to the Service Center. If you terminate the rider, we will no longer deduct the 0.25% additional rider charge from the subaccounts.

In determining the Guaranteed Minimum Death Benefit, we will also subtract any applicable premium and withholding taxes not previously deducted.

The Guaranteed Minimum Death Benefit may not be available in all states, and it may vary by state.

Distribution of Death Benefit Proceeds

If a death benefit is payable before the annuity start date, we will pay the death benefit in a lump sum, unless we consent to another arrangement within 90 days of receiving due proof of death.

If all or a part of the death benefit proceeds are paid in one lump sum and the proceeds are at least $10,000, we will place the lump-sum payment into an interest-bearing special account opened in the beneficiary’s name. We will provide the beneficiary with a checkbook to access these funds from the special account within seven calendar days of our receipt of due proof of death and payment instructions at the Service Center. The beneficiary can withdraw all or a portion of the death benefit proceeds at any time, and will receive interest on the proceeds remaining in the account. The special account is part of our general account, is not FDIC insured, and is subject to the claims of our creditors. We may receive a benefit from the amounts held in the account.

In all events, death benefit distributions will be made from a non-qualified Contract in accordance with Section 72(s) of the Tax Code.

If any owner dies before the annuity start date, the death benefit must be distributed to the beneficiaries within five years after the date of death or distributed over the life (or period not exceeding the life expectancy) of

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the beneficiary, provided that such distributions begin within one year of the owner’s death. A new settlement agreement will be drawn up and the original Contract will terminate. The payments under this agreement will be fixed and guaranteed. If you have named two or more beneficiaries, then the provisions of this section shall apply independently to each beneficiary.

If the sole beneficiary is the surviving spouse of the deceased owner, the spouse may elect to continue the Contract (in lieu of receiving the death benefit) with the surviving spouse as the sole owner but not the annuitant. On the death of the surviving spouse, we will pay a death benefit. If the Contract is continued with the Guaranteed Minimum Death Benefit rider in effect, the spouse should consider terminating the rider, as the Guaranteed Minimum Death Benefit cannot be paid on the death of the surviving spouse.

If an owner is a non-natural person, then each annuitant will be treated as an owner for purposes of distributing the death benefit, and any death of an annuitant will be treated as the death of the owner for purposes of these requirements. Moreover, if an annuitant is also an owner, then the death of such annuitant will also be treated as the death of an owner.

Multiple Beneficiaries. If a death benefit is owed to more than one primary beneficiary or contingent beneficiary, we may delay payment of the death benefit proceeds until we have received the necessary instructions from each primary or contingent beneficiary. Each primary or contingent beneficiary will bear the investment risk (i.e., receive any gains or bear any losses) on investments held in the subaccounts until the payment of the death benefit.

Death Benefit on or After the Annuity Start Date

If an annuitant dies on or after the annuity start date, we will pay any remaining guaranteed payments to the beneficiary as provided in the annuity option selected. If an owner who is not the annuitant dies while an annuitant is still living, we will continue to pay the income payments for the annuitant’s lifetime in the same manner as before such owner’s death.

Investment Performance of the Subaccounts

The Company periodically advertises performance of the subaccounts and portfolios. We may disclose at least four different kinds of performance.

First, we may disclose standard total return figures for the subaccounts that reflect the deduction of all charges under the Contract, including the mortality and expense charge, any charge for optional benefits, the annual records maintenance charge and the surrender charge. These figures are based on the actual historical performance of the subaccounts since their inception.

Second, we may disclose total return figures on a non-standard basis. This means that the data may be presented for different time periods and different dollar amounts. The data will not be reduced by the surrender charge or by charges for optional benefits currently assessed under the Contract. We will only disclose non-standard performance data if it is accompanied by standard total return data.

Third, we may present historic performance data for the portfolios since their inception reduced by all fees and charges under the Contract, although we may not deduct the surrender charge or the charges for optional benefits in some cases. Such adjusted historic performance includes data that precedes the inception dates of the subaccounts, but is designed to show the performance that would have resulted if the Contract had been available during that time.

Fourth, we may include in our advertising and sales materials, tax deferred compounding charts and other hypothetical illustrations, which may include comparisons of currently taxable and tax-deferred investment programs, based on selected tax brackets.

We may provide illustrations of hypothetical Contract expenses and values during the accumulation period, based on hypothetical rates of return that are not guaranteed.

For a sample of the performance of the subaccounts and portfolios that we may advertise, see the SAI.

Federal Tax Considerations

The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state tax or other tax laws.

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If a non-qualified annuity contract satisfies the requirements of the Tax Code, no taxes are generally imposed on increases in the value of a contract until distribution occurs, either in the form of a payment in a single lump sum or as annuity payments under the annuity payout option elected. One of the requirements is that the investments of the variable account be “adequately diversified” in order to treat the Contract as an annuity contract for Federal income tax purposes. We believe that the variable account will satisfy these diversification requirements. We reserve the right to modify the variable account to bring it into conformity with applicable standards should such modification be necessary to prevent the Contract from being treated as an annuity contract for tax purposes.

In some circumstances, owners of variable annuity contracts who retain excessive control over the investment of the underlying portfolio assets of the variable account may be treated as the owners of those assets and may be subject to current tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Contracts, we believe that the owner of a Contract should not be treated as the owner of the underlying assets. We reserve the right to modify the Contract to bring it into conformity with applicable standards should such modification be necessary to prevent owners of the Contracts from being treated as the owners of the underlying portfolio assets of the variable account.

We believe that our Contracts will qualify as annuity contracts for Federal income tax purposes and the following discussion assumes that they will so qualify. Further information on the tax status of the Contract can be found in the SAI under the heading “Tax Status of the Contracts.” You can obtain the SAI (at no cost) by writing to us at the address shown on the front cover or by calling 1-877-376-8008.

When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money – generally for retirement purposes. In this way, annuity contracts have been recognized by the tax authorities as a legitimate means of deferring tax on investment income.

If you invest in a variable annuity as part of an IRA, Roth IRA, SIMPLE IRA or SEP IRA program, your Contract is called a Qualified Contract. If your annuity is independent of any formal retirement or pension plan, it is called a Non-Qualified Contract.

We believe that if you are a natural person you will not be taxed on increases in the Contract Value of your Contract until a distribution occurs or until annuity payments begin. (The agreement to assign or pledge any portion of a Contract’s accumulation value generally will be treated as a distribution.) When annuity payments begin on a Non-Qualified Contract, you will be taxed only on the investment gains you have earned and not on the payments you made to purchase the Contract. Generally, withdrawals from your annuity should only be made once the annuitant reaches age 59  1/2, dies or is disabled, otherwise a tax penalty of ten percent of the amount treated as income could be applied against any amounts included in income, in addition to the tax otherwise imposed on such amount.

Taxation of Non-Qualified Contracts

Non-Natural Person. If a non-natural person (such as a corporation or a trust) owns a non-qualified annuity contract, the owner generally must include in income any increase in the excess of the accumulation value over the investment in the contract (generally, the premiums or other consideration paid for the contract) during the taxable year. There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser.

The following discussion generally applies to Contracts owned by natural persons.

Withdrawals. When a withdrawal from a Non-Qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the accumulation value immediately before the distribution over the Owner’s investment in the contract (generally, the premiums or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. In the case of a surrender under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the Owner’s investment in the Contract.

Penalty Tax on Certain Withdrawals. In the case of a distribution from a Contract, there may be imposed a Federal tax penalty equal to ten percent of the amount treated as income. In general, however, there is no penalty on distributions:

•	made on or after the taxpayer reaches age 59 1/2;
•	made on or after the death of an Owner;
•	attributable to the taxpayer’s becoming disabled; or
•	made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer.

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Other exceptions may apply under certain circumstances and special rules may apply in connection with the exceptions enumerated above. Additional exceptions apply to distributions from a Qualified Contract. You should consult a tax adviser with regard to exceptions from the penalty tax.

Annuity Payments. Although tax consequences may vary depending on the annuity option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

Required Distributions. In order to be treated as an annuity Contract for Federal income tax purposes, any non-qualified Contract issued after January 18, 1985 must provide that:

(a)	if an owner dies on or after the annuity start date but prior to the time the entire interest in the Contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that owner’s death; and

(b)	if an owner dies prior to the annuity start date, the entire interest in the contract will be distributed within five years after the date of the owner’s death.

The requirement in (b) above will be considered satisfied with respect to any portion of the owner’s interest which is payable to or for the benefit of a “designated beneficiary” who is a natural person, is distributed over the life of that beneficiary or over a period not extending beyond the life expectancy of that beneficiary and such distributions begin within one year of that owner’s death. The owner’s “designated beneficiary”, who must be a natural person, is the person designated by the owner as a beneficiary. If the owner’s “designated beneficiary” is the surviving spouse of the owner, however, the Contract may be continued with the surviving spouse as the new owner.

Non-qualified Contracts issued after January 18, 1995 contain provisions which are intended to comply with these requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with these requirements when clarified by regulation or otherwise.

Taxation of Death Benefit Proceeds. Amounts may be distributed from a Contract because of your death or the death of the annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or (ii) if distributed under an annuity option, they are taxed in the same way as annuity payments.

Transfers, Assignments or Exchanges of a Contract. A transfer or assignment of ownership of a Contract, the designation of an annuitant or payee other than an owner, the selection of certain annuity start dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein. An Owner contemplating any such transfer, assignment, designation or exchange, should consult a tax adviser as to the tax consequences.

Withholding. Annuity distributions are generally subject to withholding for the recipient’s Federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Multiple Contracts. All non-qualified deferred annuity contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such Owner’s income when a taxable distribution occurs.

Separate Account Charges. It is possible that the Internal Revenue Service may take a position that rider charges are deemed to be taxable distributions to you. Although we do not believe that a rider charge under the Contract should be treated as a taxable withdrawal, you should consult your tax adviser prior to selecting any rider or endorsement under the Contract.

Further Information. We believe that the Contracts will qualify as annuity contracts for Federal income tax purposes and the above discussion is based on that assumption. Further details can be found in the Statement of Additional Information under the heading “Tax Status of the Contracts.”

Taxation of Qualified Contracts

The tax rules that apply to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a Qualified Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the Qualified Contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.

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Individual Retirement Annuities, (IRAs), as defined in Section 408 of the Tax Code, permit individuals to make annual contributions of up to the lesser of $5,000 for 2011 or 100% of the compensation included in your income for the year. The contributions may be deductible in whole or in part, depending on the individual’s income. If you reach the age of 50 before the end of 2011, you are entitled to an additional catch-up contribution of $1,000, raising your total annual contribution to $6,000. Distributions from certain pension plans may be “rolled over” into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than nondeductible contributions) are taxed at ordinary income rates when distributed from the IRA. A ten percent penalty tax generally applies to distributions made before age 59  1/2, unless certain exceptions apply. The Internal Revenue Service has reviewed the Contract and its traditional IRA and SIMPLE IRA riders and has issued an opinion letter approving the form of the Contract and the riders for use as a traditional IRA and a SIMPLE IRA.

SIMPLE IRAs permit certain small employers to establish SIMPLE plans as provided by Section 408(p) of Tax Code, under which employees may elect to defer to a SIMPLE IRA a percentage of compensation up to a limit specified in the Tax Code (as increased for cost of living adjustments). The sponsoring employer is required to make matching or non-elective contributions on behalf of the employees. Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59  1/2 are subject to a ten percent penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee’s participation in the plan.

Roth IRAs, as described in Tax Code section 408A, permit certain eligible individuals to make non-deductible contributions to a Roth IRA up to a limit specified in the Tax Code or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax and other special rules apply. The Owner may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years.

Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a ten percent penalty tax may apply to distributions made (1) before age 59  1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A ten percent penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made. Unlike the traditional IRA, there are no minimum required distributions during the owner’s lifetime; however, required distributions at death are generally the same.

SEP IRAs, as described in Tax Code section 408(k), permit employers to make contributions to IRAs on behalf of their employees. SEP IRAs generally are subject to the same tax rules and limitations regarding distributions as IRAs, and they are subject to additional requirements regarding plan participation and limits on contributions.

Other Tax Issues

Qualified Contracts have minimum distribution rules that govern the timing and amount of distributions. You should consult a tax adviser for more information about these distribution rules.

Distributions from Qualified Contracts generally are subject to withholding for the Owner’s Federal income tax liability. The withholding rate varies according to the type of distribution and the Owner’s tax status. The Owner will be provided the opportunity to elect to not have tax withheld from distributions.

Due to recent regulatory developments, we must include the value of your Guaranteed Minimum Death Benefit or the GRIB Rider in the calculation of your required minimum distribution. As a result of this new calculation, your required minimum distribution may be significant, and the fair market value of your Contract, as reported on Form 5498, may exceed the Contract Value. However, only the Contract Value is available to you for withdrawals. You should consult a tax adviser for more information about these distribution rules.

Our Taxes

At the present time, we make no charge for any Federal, state or local taxes (other than the charge for state and local premium taxes) that we incur that may be attributable to the subaccounts of the variable account or to the Contracts. We do have the right in the future to make additional charges for any such tax or other economic burden resulting from the application of the tax laws that we determine is attributable to the subaccounts of the variable account or the Contracts.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

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Federal Estate Taxes

While no attempt is being made to discuss the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. You should consult an estate planning adviser for more information.

Generation-Skipping Transfer Tax

Under certain circumstances, the Tax Code may impose a “generation skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Tax Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

Annuity Purchases by Residents of Puerto Rico

The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Annuity Purchases by Nonresident Aliens and Foreign Corporations

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

Foreign Tax Credits

We may benefit from any foreign tax credits attributable to taxes paid by certain portfolios to foreign jurisdictions to the extent permitted under federal tax law.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contracts could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract.

We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any Contract and do not intend the above discussion as tax advice.

Additional Information

When We Will Make Payments

During the pay-in period, we will usually pay the amounts of any surrender, partial withdrawal, or death benefit payment within seven calendar days after we receive all the required information. The required information includes your written request, any information or documentation we reasonably need to process your request, and, in the case of a death benefit, receipt and filing of due proof of death. However, we may suspend or postpone payments during any period when:

•	the NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC;
•	the SEC permits, by an order, the postponement for the protection of owners; or
•	the SEC determines that an emergency exists that would make the disposal of securities held in the variable account or the determination of their value not reasonably practicable.

If you have submitted a recent check or draft, we have the right to defer payment of a surrender, withdrawals, or death benefit proceeds, or payments under a settlement option until we have assured ourselves that the check or draft has been honored.

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If mandated under applicable law, we may be required to reject a premium payment and/or otherwise block access to a Contract Owner’s account and thereby refuse to pay any request for transfers, partial withdrawals, a surrender, annuity payments, or death benefits. Once blocked, monies would be held in that account until instructions are received from the appropriate regulator. We may also be required to provide additional information about you or your account to government regulators.

We have the right to defer payment for a surrender, partial withdrawal, death benefit or transfer from the fixed account for up to six months from the date we receive your written request.

Distribution of the Contracts

Distribution and Principal Underwriting Agreement. We have entered into a distribution agreement with Farmers Financial Solutions, LLC (“FFS”), our affiliate, for the distribution and sale of the Contracts. Pursuant to this agreement, FFS serves as principal underwriter for the Contracts. FFS is affiliated with Farmers through Farmers’ parent that provides management-related services to the parent companies of FFS. FFS offers the Contracts for sale through its sales representatives. We reimburse FFS for certain expenses it incurs in order to pay for the distribution of the Contracts (e.g., commissions).

Compensation to Broker-Dealers Selling the Contracts. We pay commissions to FFS for sales of the Contracts by FFS’ sales representatives. Sales commissions may vary, but the commissions payable for Contract sales by sales representatives of FFS are expected not to exceed 7% of premium payments. Some sales representatives may elect to receive a lower commission on premium payments at the time of payment along with a quarterly or monthly payment based on Contract value for so long as the Contract remains in effect. FFS may be required to return to us first year commissions if the Contract is not continued through the first Contract year. We may pay lower compensation on sales to owners at older ages and at amounts over $1 million.

Special Compensation Paid to FFS. We pay for FFS’ operating and other expenses, including overhead, legal, and accounting fees. We may also pay for certain sales expenses of FFS: sales representative training materials; marketing materials and advertising expenses; and certain other expenses of distributing the Contracts. In addition, we contribute indirectly to the deferred compensation for FFS’ sales representatives. FFS pays its sales representatives a portion of the commissions received for their sales of the Contracts.

FFS’ sales representatives and their managers are also eligible for various cash benefits, such as cash production incentive bonuses based on aggregate sales of our variable insurance products (including this Contract) and/or other insurance products we issue, as well as certain insurance benefits and financing arrangements.

In addition, FFS’ sales representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional non-cash compensation items. Non-cash compensation items that FFS and we may provide jointly include attendance at conferences, conventions, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, awards, merchandise and other similar items. By selling this Contract, sales representatives and/or their managers may qualify for these productivity benefits. FFS’ sales representatives and managers may receive other payments from us for services that do not directly involve the sale of the Contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

Exclusive Access to FFS’ Distribution Network. In exchange for the amounts we pay to FFS, we receive exclusive access to FFS’ distribution network. The amounts we pay are designed especially to encourage the sale of our products by FFS. See the SAI for a discussion of the amounts of commissions we have paid to FFS in connection with its exclusive offering of the Contracts and other Farmers variable life insurance products.

The prospect of receiving, or the actual receipt of the additional compensation, may provide FFS and/or its sales representatives with an incentive to recommend the Contracts to prospective owners over the sales of other investments with respect to which FFS either does not receive additional compensation or receives lower levels of additional compensation.

Ask your sales representative for further information about the compensation your sales representative and FFS may receive in connection with your purchase of a Contract. Also inquire about any revenue sharing arrangements that we may have with FFS, including the conflicts of interest that such arrangements may create.

No specific charge is assessed directly to Contract owners or the variable account to cover commissions and other incentives or payments described above in connection with the distribution of the Contracts. However, we intend to recoup commissions and other sales expenses and incentives we pay through the fees and charges we deduct under the Contract and through other corporate revenue.

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You should be aware that FFS and its sales representatives may receive different compensation or incentives for selling one product over another. In some cases, these payments may create an incentive for the selling firm or its sales representatives to recommend or sell this Contract to you. You may wish to take such payments into account when considering and evaluating any recommendation relating to the Contract.

Legal Proceedings

Like other life insurance companies, we are involved in lawsuits that arise in the ordinary course of the Company’s business. These actions are in various stages of discovery and development, and some seek punitive as well as compensatory damages. In addition, we are, from time to time, involved as a party to various governmental and administrative proceedings. While it is not possible to predict the outcome of such matters with absolute certainty, at the present time, it appears that there are no pending or threatened lawsuits that are likely to have a material adverse impact on the variable account, on FFS’ ability to perform under its principal underwriting agreement, or on the Company’s ability to meet its obligations under the Contracts.

Reports to Owners

Before the annuity start date, we will mail a report to you at least annually at your last known address of record. The report will state the Contract Value (including the Contract Value in each subaccount and the fixed account), and any further information required by any applicable law or regulation. Contract owners will also receive confirmations within 7 calendar days of each unscheduled financial transaction, such as premium payments, transfers, partial withdrawals, and a surrender. Scheduled financial transactions may be confirmed using quarterly statements.

Inquiries

Inquiries regarding your Contract may be made by calling or writing to us at the Service Center.

Financial Statements

The audited financial statements of Farmers New World Life Insurance Company and of Farmers Annuity Separate Account A are included in the SAI. You should consider the financial statements of Farmers New World Life Insurance Company as bearing only upon our ability to meet our obligations under the Policies. For a free copy of these audited financial statements, please call or write to us at the Service Center.

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Statement of Additional Information Table of Contents

The SAI contains additional information about the Contract and the variable account. You can obtain the SAI (at no cost) by writing to us at the address shown on the front cover or by calling 1-877-376-8008. The following is the Table of Contents for the SAI.

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Appendix A - Condensed Financial Information

The following tables of condensed financial information show accumulation unit values for each subaccount for the period since the subaccount started operation. An accumulation unit value is the unit we use to calculate the value of your interest in a subaccount. The tables below show two sets of accumulation unit values that reflect the highest and lowest levels of Variable Account Annual Expenses available under the Contract. Tables for one other set of accumulation unit values corresponding to the middle level of Variable Account Annual Expenses are included in the SAI, which is available (at no cost) by writing to us at the address shown on the front cover or by calling 1-877-376-8008. The accumulation unit value does not reflect the deduction of charges such as the annual Record Maintenance Charge that we subtract from your Contract Value by redeeming units. The data for 2010 used in the tables below is obtained from the audited financial statements of the variable account that can be found in the SAI.

No Optional Benefits Elected

(Total Variable Account Annual Expenses of 1.15% of the daily net assets of the subaccount)

Calvert Variable Series, Inc.: VP SRI Mid Cap Growth Portfolio*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	9.40	12.22	17,912
2009	7.20	9.40	20,963
2008	11.60	7.20	6,912
2007	11.13	11.60	8,401
2006	11.17	11.13	9,415
2005	12.44	11.17	7,862
2004	11.39	12.44	8,583
2003	8.25	11.39	1,703
2002	10.78	8.25	857
2001**	10.14	10.78	0

* The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors.”

** Inception date of the subaccount was 5/1/01.

Dreyfus Variable Investment Fund: Opportunistic Small Cap Portfolio (Service Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	7.89	10.21	100,284
2009	6.35	7.89	113,450
2008	10.32	6.35	121,180
2007	11.77	10.32	131,462
2006	11.50	11.77	133,701
2005	11.02	11.50	122,449
2004	10.04	11.02	110,599
2003	7.73	10.04	101,726
2002	9.69	7.73	67,344
2001*	10.05	9.69	31,154

* Inception date of the subaccount was 5/1/01.

No Optional Benefits Elected

(Total Variable Account Annual Expenses of 1.15% of the daily net assets of the subaccount)

Dreyfus Variable Investment Fund: Quality Bond Portfolio (Service Class Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	13.01	13.91	51,383
2009	11.48	13.01	74,966
2008	12.15	11.48	106,415
2007	11.90	12.15	137,392
2006	11.58	11.90	134,478
2005	11.46	11.58	132,984
2004	11.25	11.46	130,427
2003	10.86	11.25	125,540
2002	10.22	10.86	76,425
2001**	10.03	10.22	41,115

* The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors.”

** Inception date of the subaccount was 5/1/01.

The Dreyfus Socially Responsible Growth Fund, Inc. (Service Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	7.69	8.71	13,097
2009	5.83	7.69	9,817
2008	9.01	5.83	7,650
2007	8.48	9.01	7,248
2006	7.88	8.48	7,211
2005	7.71	7.88	7,154
2004	7.36	7.71	6,880
2003	5.92	7.36	4,912
2002	8.45	5.92	4,688
2001*	10.16	8.45	2,922

* Inception date of the subaccount was 5/1/01.

DWS Variable Series I: DWS Bond VIP (Class A Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	12.58	13.28	299,452
2009	11.56	12.58	312,536
2008	14.05	11.56	342,551
2007	13.65	14.05	336,446
2006	13.18	13.65	263,498
2005	12.99	13.18	220,418
2004	12.47	12.99	193,066
2003	12.01	12.47	158,299
2002	11.28	12.01	122,173
2001	10.79	11.28	98,087
2000*	9.86	10.79	19,543

* Inception date of the subaccount was 5/15/00.

No Optional Benefits Elected

(Total Variable Account Annual Expenses of 1.15% of the daily net assets of the subaccount)

DWS Variable Series I: DWS Global Small Cap Growth VIP (formerly, DWS Global Opportunities VIP) (Class A Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	13.28	16.63	177,112
2009	9.07	13.28	191,951
2008	18.33	9.07	206,649
2007	16.96	18.33	197,615
2006	14.05	16.96	173,388
2005	12.03	14.05	150,042
2004	9.86	12.03	138,459
2003	6.69	9.86	105,280
2002	8.45	6.69	75,586
2001*	10.03	8.45	31,992

* Inception date of the subaccount was 5/1/01.

DWS Variable Series I: DWS Growth & Income VIP (Class A Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	8.17	9.24	154,877
2009	6.16	8.17	172,904
2008	10.10	6.16	189,853
2007	10.08	10.10	235,192
2006	8.98	10.08	249,103
2005	8.56	8.98	261,785
2004	7.86	8.56	290,881
2003	6.27	7.86	295,619
2002	8.25	6.27	289,129
2001	9.41	8.25	299,135
2000**	9.98	9.41	73,574

* The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors.”

** Inception date of the subaccount was 4/7/00.

DWS Variable Series I: DWS International VIP (Class A Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	6.93	6.96	484,229
2009	5.25	6.93	506,549
2008	10.25	5.25	566,422
2007	9.05	10.25	547,136
2006	7.27	9.05	547,922
2005	6.33	7.27	469,636
2004	5.49	6.33	447,459
2003	4.35	5.49	377,275
2002	5.39	4.35	329,627
2001	7.88	5.39	193,708
2000*	9.72	7.88	18,553

* Inception date of the subaccount was 4/7/00.

No Optional Benefits Elected

(Total Variable Account Annual Expenses of 1.15% of the daily net assets of the subaccount)

DWS Variable Series II: DWS Large Cap Value VIP (formerly, DWS Strategic Value VIP) (Class A Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	13.02	14.48	466,319
2009	10.51	13.02	515,917
2008	19.68	10.51	577,719
2007	20.28	19.68	584,222
2006	17.28	20.28	534,586
2005	16.19	17.28	489,922
2004	14.36	16.19	467,234
2003	11.01	14.36	401,562
2002	13.59	11.01	362,498
2001	13.52	13.59	245,243
2000*	10.41	13.52	36,779

* Inception date of the subaccount was 6/7/00.

DWS Variable Series II: DWS Government & Agency Securities VIP (Class A Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	15.47	16.31	110,203
2009	14.48	15.47	115,055
2008	13.96	14.48	123,393
2007	13.33	13.96	147,765
2006	12.94	13.33	157,396
2005	12.76	12.94	185,028
2004	12.44	12.76	213,494
2003	12.31	12.44	253,601
2002	11.52	12.31	217,364
2001	10.84	11.52	147,064
2000*	10.12	10.84	22,310

* Inception date of the subaccount was 4/7/00.

DWS Variable Series II: DWS High Income VIP (Class A Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	14.53	16.38	162,568
2009	10.50	14.53	177,514
2008	13.96	10.50	192,454
2007	13.99	13.96	210,792
2006	12.81	13.99	197,732
2005	12.47	12.81	184,554
2004	11.22	12.47	169,043
2003	9.11	11.22	121,917
2002	9.24	9.11	86,527
2001	9.11	9.24	39,479
2000*	9.77	9.11	555

* Inception date of the subaccount was 6/7/00.

No Optional Benefits Elected

(Total Variable Account Annual Expenses of 1.15% of the daily net assets of the subaccount)

DWS Variable Series II: DWS Money Market VIP (Class A Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	11.69	11.56	123,677
2009	11.78	11.69	73,010
2008	11.61	11.78	77,271
2007	11.19	11.61	82,002
2006	10.82	11.19	65,386
2005	10.65	10.82	90,120
2004	10.68	10.65	68,873
2003	10.71	10.68	96,892
2002	10.68	10.71	84,268
2001	10.40	10.68	70,727
2000*	10.10	10.40	4,853

* Inception date of the subaccount was 6/7/00.

DWS Variable Series II: DWS Small Mid Cap Growth VIP (formerly, DWS Small Cap Growth VIP) (Class A Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	3.47	4.44	38,106
2009	2.50	3.47	51,768
2008	5.01	2.50	51,279
2007	4.77	5.01	51,643
2006	4.58	4.77	50,495
2005	4.33	4.58	47,345
2004	3.94	4.33	49,225
2003	3.00	3.94	40,822
2002	4.56	3.00	38,860
2001	6.48	4.56	47,090
2000**	8.79	6.48	14,693

* The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors.”

** Inception date of the subaccount was 4/7/00.

Fidelity Variable Insurance Products Fund (“VIP”): Fidelity VIP Growth Portfolio (Service Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	7.47	9.16	445,362
2009	5.89	7.47	508,996
2008	11.30	5.89	523,485
2007	9.01	11.30	506,444
2006	8.54	9.01	511,113
2005	8.17	8.54	474,631
2004	8.00	8.17	473,634
2003	6.10	8.00	293,205
2002	8.84	6.10	217,954
2001*	10.15	8.84	84,293

* Inception date of the subaccount was 5/1/01.

No Optional Benefits Elected

(Total Variable Account Annual Expenses of 1.15% of the daily net assets of the subaccount)

Fidelity Variable Insurance Products Fund (“VIP”): Fidelity VIP Index 500 Portfolio (Service Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	9.37	10.64	425,710
2009	7.49	9.37	475,934
2008	12.04	7.49	469,736
2007	11.57	12.04	529,446
2006	10.12	11.57	524,602
2005	9.77	10.12	473,342
2004	8.95	9.77	428,902
2003	7.05	8.95	321,666
2002	9.19	7.05	208,283
2001*	10.13	9.19	76,484

* Inception date of the subaccount was 5/1/01.

Fidelity Variable Insurance Products Fund (“VIP”): Fidelity VIP Mid Cap Portfolio (Service Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	19.14	24.36	179,413
2009	13.83	19.14	202,994
2008	23.12	13.83	200,742
2007	20.25	23.12	203,102
2006	18.20	20.25	180,068
2005	15.57	18.20	119,455
2004	12.62	15.57	96,561
2003	9.22	12.62	65,624
2002	10.35	9.22	39,859
2001*	10.04	10.35	16,378

* Inception date of the subaccount was 5/1/01.

Fidelity VIP Freedom Funds: Fidelity VIP Freedom 2005 Portfolio (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	9.84	10.81	6,653
2009	8.11	0	0
2008	9.82	8.11	0
2007	N/A	N/A	N/A

* Inception date of the subaccount was 9/1/08

Fidelity VIP Freedom Funds: Fidelity VIP Freedom 2010 Portfolio (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	9.83	10.94	2,997
2009	8.02	9.83	2,952
2008	9.80	8.02	0
2007	N/A	N/A	N/A

* Inception date of the subaccount was 9/1/08

No Optional Benefits Elected

(Total Variable Account Annual Expenses of 1.15% of the daily net assets of the subaccount)

Fidelity VIP Freedom Funds: Fidelity VIP Freedom 2015 Portfolio (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	9.74	10.87	16,797
2009	7.88	9.74	12,739
2008	9.79	7.88	4,137
2007	N/A	N/A	N/A

* Inception date of the subaccount was 9/1/08

Fidelity VIP Freedom Funds: Fidelity VIP Freedom 2020 Portfolio (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	9.45	10.68	25,909
2009	7.44	9.45	12,809
2008	9.72	7.44	4,110
2007	N/A	N/A	N/A

* Inception date of the subaccount was 9/1/08

Fidelity VIP Freedom Funds: Fidelity VIP Freedom 2025 Portfolio (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	9.37	10.70	5,817
2009	7.32	9.37	11,887
2008	9.71	7.32	0
2007	N/A	N/A	N/A

* Inception date of the subaccount was 9/1/08

Fidelity VIP Freedom Funds: Fidelity VIP Freedom 2030 Portfolio (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	9.09	10.41	8,763
2009	7.01	9.09	14,825
2008	9.65	7.01	247
2007	N/A	N/A	N/A

* Inception date of the subaccount was 9/1/08

Fidelity VIP Freedom Funds: Fidelity VIP Freedom Income Portfolio (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	10.27	10.89	4,736
2009	9.06	10.27	598
2008	9.94	9.06	403
2007	N/A	N/A	N/A

* Inception date of the subaccount was 9/1/08

No Optional Benefits Elected

(Total Variable Account Annual Expenses of 1.15% of the daily net assets of the subaccount)

Fidelity VIP FundsManager Portfolios: Fidelity VIP FundsManager 20% (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	10.15	10.77	17,931
2009	9.32	10.15	10,212
2008	9.94	9.32	0
2007	N/A	N/A	N/A

* Inception date of the subaccount was 9/1/08

Fidelity VIP FundsManager Portfolios: Fidelity VIP FundsManager 50% (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	9.77	10.80	26,062
2009	8.32	9.77	21,699
2008	9.83	8.32	3,751
2007	N/A	N/A	N/A

* Inception date of the subaccount was 9/1/08

Fidelity VIP FundsManager Portfolios: Fidelity VIP FundsManager 70% (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	9.36	10.55	145,176
2009	7.61	9.36	107,480
2008	9.74	7.61	15,157
2007	N/A	N/A	N/A

* Inception date of the subaccount was 9/1/08

Fidelity VIP FundsManager Portfolios: Fidelity VIP FundsManager 85% (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	9.08	10.41	38,046
2009	7.15	9.08	30,451
2008	9.66	7.15	0
2007	N/A	N/A	N/A

* Inception date of the subaccount was 9/1/08

Franklin Templeton Variable Insurance Products Trust: Franklin Small–Mid Cap Growth Securities Fund (Class 2 Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	9.79	12.36	126,723
2009	6.90	9.79	97,135
2008	12.14	6.90	93,843
2007	11.04	12.14	91,475
2006	10.27	11.04	85,250
2005	9.91	10.27	79,223
2004	8.99	9.91	72,524
2003	6.63	8.99	56,806
2002	9.40	6.63	38,928
2001*	10.11	9.40	17,151
* Inception date of the subaccount was 5/1/01.

No Optional Benefits Elected

(Total Variable Account Annual Expenses of 1.15% of the daily net assets of the subaccount)

Franklin Templeton Variable Insurance Products Trust: Franklin Small Cap Value Securities Fund (Class 2 Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	10.73	13.60	75,831
2009	8.40	10.73	63,375
2008	12.69	8.40	63,043
2007	13.15	12.69	55,411
2006	11.37	13.15	45,934
2005*	10.07	11.37	15,257

* Inception date of the subaccount was 5/2/05.

Franklin Templeton Variable Insurance Products Trust: Templeton Developing Markets Securities Fund (Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	18.82	21.88	114,217
2009	11.03	18.82	121,700
2008	23.59	11.03	153,007
2007	18.53	23.59	171,881
2006	14.63	18.53	155,613
2005	11.61	14.63	75,890
2004	9.42	11.61	40,921
2003	6.23	9.42	10,556
2002	6.31	6.23	6,996
2001	6.94	6.31	5,238
2000**	8.31	6.94	2,550

* The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors.”

** Inception date of the subaccount was 8/4/00.

Goldman Sachs Variable Insurance Trust: Goldman Sachs Strategic Growth Fund (Institutional Class Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	8.85	9.69	288,539
2009	6.06	8.85	333,338
2008	10.52	6.06	394,481
2007	9.66	10.52	421,886
2006	9.00	9.66	415,552
2005	8.85	9.00	387,089
2004	8.20	8.85	338,369
2003	6.70	8.20	242,109
2002	8.96	6.70	174,176
2001**	10.15	8.96	68,856

* The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors”.

** Inception date of the subaccount was 5/1/01.

No Optional Benefits Elected

(Total Variable Account Annual Expenses of 1.15% of the daily net assets of the subaccount)

Goldman Sachs Variable Insurance Trust: Goldman Sachs Mid Cap Value Fund* (Institutional Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	16.99	20.99	126,674
2009	12.87	16.99	154,674
2008	20.74	12.87	180,812
2007	20.33	20.74	213,439
2006	17.70	20.33	233,146
2005	15.87	17.70	237,447
2004	12.75	15.87	188,246
2003	10.04	12.75	136,454
2002	10.66	10.04	104,517
2001*	10.03	10.66	56,772

* The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors.”

** Inception date of the subaccount was 5/1/01.

Goldman Sachs Variable Insurance Trust: Goldman Sachs Structured Small Cap Equity Fund (Institutional Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	11.32	14.56	43,547
2009	8.95	11.32	45,712
2008	13.75	8.95	41,821
2007	16.66	13.75	39,381
2006	15.01	16.66	20,915
2005	14.31	15.01	11,253
2004	12.44	14.31	10,374
2003	8.62	12.44	4,301
2002	10.25	8.62	563
2001*	10.08	10.25	11

* Inception date of the subaccount was 5/1/01.

Janus Aspen Series: Janus Aspen Balanced Portfolio (Service Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	14.02	14.99	245,554
2009	11.29	14.02	241,429
2008	13.61	11.29	191,507
2007	12.48	13.61	169,891
2006	11.43	12.48	161,297
2005	10.74	11.43	138,312
2004	10.03	10.74	151,279
2003	8.93	10.03	135,809
2002	9.67	8.93	53,722
2001*	10.07	9.67	16,363

* Inception date of the subaccount was 5/1/01.

No Optional Benefits Elected

(Total Variable Account Annual Expenses of 1.15% of the daily net assets of the subaccount)

Janus Aspen Series: Janus Aspen Forty Portfolio (Institutional Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	8.04	8.48	762,060
2009	5.56	8.04	832,838
2008	10.06	5.56	866,006
2007	7.43	10.06	930,084
2006	6.87	7.43	996,424
2005	6.16	6.87	971,391
2004	5.27	6.16	997,315
2003	4.42	5.27	960,133
2002	5.31	4.42	899,533
2001	6.85	5.31	788,721
2000*	9.30	6.85	188,188

* Inception date of the subaccount was 4/7/00.

Janus Aspen Series: Janus Enterprise Portfolio (Service Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	10.30	12.78	37,551
2009	7.21	10.30	63,905
2008	13.00	7.21	72.158
2007	10.80	13.00	60,335
2006	9.64	10.80	58,258
2005	8.70	9.64	72,762
2004	7.31	8.70	66,619
2003	5.48	7.31	64,204
2002	7.72	5.48	64,300
2001**	10.01	7.72	35,998

* The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors.”

** Inception date of the subaccount was 5/1/01.

PIMCO Variable Insurance Trust: PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) (Administrative Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	15.03	16.12	148,018
2009	13.15	15.03	152,157
2008	13.63	13.15	160,606
2007	13.30	13.63	193,705
2006	13.17	13.30	189,234
2005	12.67	13.17	175,291
2004	12.14	12.67	148,368
2003	12.01	12.14	109,701
2002	11.23	12.01	74,980
2001	10.55	11.23	41,484
2000*	10.14	10.55	3,630

* Inception date of the subaccount was 6/7/00.

No Optional Benefits Elected

(Total Variable Account Annual Expenses of 1.15% of the daily net assets of the subaccount)

PIMCO Variable Insurance Trust: PIMCO VIT Low Duration Portfolio (Administrative Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	14.54	15.14	221,323
2009	12.98	14.54	227,439
2008	13.19	12.98	234,453
2007	12.43	13.19	253,865
2006	12.09	12.43	260,809
2005	12.10	12.09	252,285
2004	12.02	12.10	228,817
2003	11.88	12.02	201,042
2002	11.23	11.88	162,980
2001	10.55	11.23	108,273
2000*	9.98	10.55	14,840

* Inception date of the subaccount was 5/15/00.

Principal Variable Contracts Funds, Inc.: PVC Equity Income Account (Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	13.53	15.50	225,747
2009	11.43	13.53	263,735
2008	17.55	11.43	302,314
2007	16.91	17.55	411,425
2006	14.51	16.91	366,843
2005	13.35	14.51	274,991
2004	11.36	13.35	189,327
2003	8.86	11.36	87,065
2002	10.26	8.86	37,430
2001**	10.05	10.26	9,279

* The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors.”

** Inception date of the subaccount was 5/1/01.

Principal Variable Contracts Funds, Inc.: PVC MidCap Blend Account (Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	45.83	56.10	40,839
2009	10.81	45.83	46,044
2008	15.56	10.81	179,771
2007	17.13	15.56	182,507
2006**	14.86	17.13	132,448
2005	13.29	14.86	102,557
2004	11.76	13.29	94,183
2003	9.34	11.76	53,771
2002	10.56	9.34	38,932
2001**	10.07	10.56	24,815

* The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors.”

** Inception date of the subaccount was 5/1/01.

No Optional Benefits Elected

(Total Variable Account Annual Expenses of 1.15% of the daily net assets of the subaccount)

Principal Variable Contracts Funds, Inc.: PVC SmallCap Growth Account II (Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	6.97	8.73	92,523
2009	5.37	6.97	99,266
2008	9.25	5.37	105,592
2007	8.94	9.25	111,725
2006	8.48	8.94	117,545
2005	8.76	8.48	115,146
2004	8.48	8.76	104,782
2003	5.02	8.48	50,971
2002	9.63	5.02	41,904
2001**	10.17	9.63	16,243

* The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors.”

** Inception date of the subaccount was 5/1/01.

Principal Variable Contracts Funds, Inc.: Principal Capital Appreciation Fund (Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	11.58	13.18	40,092
2009	9.04	11.58	51,570
2008	13.77	9.04	65,512
2007	12.84	13.77	70,805
2006	11.62	12.84	42,241
2005**	10.05	11.62	2,658

* The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors.”

** Inception date of the subaccount was 5/2/05.

Principal Variable Contracts Funds, Inc.: PVC SAM Balanced Portfolio (Class 2 Shares) (Strategic Asset Management (SAM) Portfolios)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	14.37	16.10	902,540
2009	11.76	14.37	1,082,556
2008	16.16	11.76	1,250,263
2007	15.08	16.16	1,490,983
2006	13.82	15.08	1,471,594
2005	13.22	13.82	1,292,153
2004	12.18	13.22	1,005,338
2003	10.06	12.18	426,553
2002*	9.84	10.06	69,138

* Inception date of the subaccount was 9/3/02.

No Optional Benefits Elected

(Total Variable Account Annual Expenses of 1.15% of the daily net assets of the subaccount)

Principal Variable Contracts Funds, Inc.: PVC SAM Conservative Balanced Portfolio (Class 2 Shares) (Strategic Asset Management (SAM) Portfolios)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	13.98	15.44	236,477
2009	11.71	13.98	257,733
2008	14.70	11.71	269,950
2007	13.85	14.70	274,156
2006	12.91	13.85	263,738
2005	12.51	12.91	244,171
2004	11.73	12.51	217,162
2003	10.16	11.73	82,447
2002*	9.90	10.16	3,339

* Inception date of the subaccount was 9/3/02.

Principal Variable Contracts Funds, Inc.: PVC SAM Conservative Growth Portfolio (Class 2 Shares) (Strategic Asset Management (SAM) Portfolios)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	14.29	16.24	719,907
2009	11.53	14.29	857,208
2008	17.49	11.53	900,019
2007	16.23	17.49	1,056,564
2006	14.66	16.23	947,762
2005	13.90	14.66	820,684
2004	12.60	13.90	572,200
2003	9.93	12.60	246,683
2002*	9.75	9.93	41,555

* Inception date of the subaccount was 9/3/02.

Principal Variable Contracts Funds, Inc.: PVC SAM Flexible Income Portfolio (Class 2 Shares) (Strategic Asset Management (SAM) Portfolios)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	13.60	14.82	358,440
2009	11.49	13.60	335,474
2008	13.52	11.49	390,793
2007	12.92	13.52	338,937
2006	12.26	12.92	300,245
2005	12.03	12.26	314,887
2004	11.45	12.03	291,959
2003	10.25	11.45	74,864
2002*	9.97	10.25	20,733

* Inception date of the subaccount was 9/3/02.

No Optional Benefits Elected

(Total Variable Account Annual Expenses of 1.15% of the daily net assets of the subaccount)

Principal Variable Contracts Funds, Inc.: PVC SAM Strategic Growth Portfolio (Class 2 Shares) (Strategic Asset Management (SAM) Portfolios)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	14.26	16.38	633,204
2009	11.35	14.26	638,008
2008	18.39	11.35	659,983
2007	17.01	18.39	740,064
2006	15.26	17.01	730,815
2005	14.36	15.26	587,575
2004	12.91	14.36	477,156
2003	9.84	12.91	155,340
2002*	9.68	9.84	13,017

* Inception date of the subaccount was 9/3/02.

Both Optional Benefits Elected (the Guaranteed Minimum Death Benefit AND the Guaranteed Retirement Income Benefit) 1

(Total Variable Account Annual Expenses of 1.65% of the daily net assets of the subaccount)

Calvert Variable Series, Inc.: VP SRI Mid Cap Growth Portfolio*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	9.01	11.65	29
2009	6.94	9.01	31
2008	11.23	6.94	34
2007	10.82	11.23	238
2006	10.91	10.82	468
2005	12.21	10.91	654
2004	11.24	12.21	594
2003	8.19	11.24	582
2002	10.74	8.19	639
2001**	10.14	10.74	0

* The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors.”

** Inception date of the subaccount was 5/1/01.

Dreyfus Variable Investment Fund: Opportunistic Small Cap Portfolio (Service Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	7.56	9.73	20,992
2009	6.11	7.56	23,440
2008	9.99	6.11	25,342
2007	11.44	9.99	28,998
2006	11.24	11.44	28,465
2005	10.82	11.24	33,594
2004	9.90	10.82	33,321
2003	7.66	9.90	33,561
2002	9.66	7.66	25,483
2001*	10.05	9.66	12,942

* Inception date of the subaccount was 5/1/01.

Dreyfus Variable Investment Fund: Quality Bond Portfolio (Service Class Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	12.46	13.26	14,612
2009	11.05	12.46	15,341
2008	11.76	11.05	21,447
2007	11.57	11.76	30,593
2006	11.32	11.57	30,393
2005	11.25	11.32	37,085
2004	11.10	11.25	33,679
2003	10.77	11.10	33,330
2002	10.18	10.77	28,351
2001**	10.03	10.18	18,970

* The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors.”

** Inception date of the subaccount was 5/1/01.

1 We no longer offer the Guaranteed Retirement Income Benefit rider. If you have elected the Guaranteed Retirement Income Benefit rider and your Contract application was signed and dated before June 18, 2003, your Guaranteed Retirement Income Benefit rider remains in force and our obligations and duties to you under this rider will not change.

Both Optional Benefits Elected (the Guaranteed Minimum Death Benefit AND the Guaranteed Retirement Income Benefit)

(Total Variable Account Annual Expenses of 1.65% of the daily net assets of the subaccount)

The Dreyfus Socially Responsible Growth Fund, Inc. (Service Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	7.37	0	0
2009	5.61	7.37	729
2008	8.72	5.61	729
2007	8.25	8.72	738
2006	7.70	8.25	738
2005	7.57	7.70	738
2004	7.26	7.57	456
2003	5.87	7.26	456
2002	8.42	5.87	501
2001*	10.16	8.42	209

* Inception date of the subaccount was 5/1/01.

DWS Variable Series I: DWS Bond VIP (Class A Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	11.99	12.60	25,612
2009	11.07	11.99	26,884
2008	13.52	11.07	27,443
2007	13.20	13.52	33,525
2006	12.81	13.20	35,078
2005	12.69	12.81	36,370
2004	12.24	12.69	39,974
2003	11.84	12.24	43,635
2002	11.18	11.84	41,188
2001	10.75	11.18	32,002
2000*	9.85	10.75	5,644

* Inception date of the subaccount was 5/15/00.

DWS Variable Series I: DWS Global Small Cap Growth VIP (formerly, DWS Global Opportunities VIP) (Class A Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	12.73	15.86	20,007
2009	8.73	12.73	21,170
2008	17.74	8.73	26,940
2007	16.49	17.74	28,786
2006	13.73	16.49	29,736
2005	11.81	13.73	33,567
2004	9.73	11.81	35,570
2003	6.64	9.73	37,356
2002	8.42	6.64	29,700
2001*	10.03	8.42	13,562

* Inception date of the subaccount was 5/1/01.

Both Optional Benefits Elected (the Guaranteed Minimum Death Benefit AND the Guaranteed Retirement Income Benefit)

(Total Variable Account Annual Expenses of 1.65% of the daily net assets of the subaccount)

DWS Variable Series I: DWS Growth & Income VIP (Class A Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	7.79	8.76	75,885
2009	5.90	7.79	75,398
2008	9.72	5.90	77,506
2007	9.75	9.72	79,179
2006	8.72	9.75	77,134
2005	8.36	8.72	83,318
2004	7.71	8.36	87,252
2003	6.19	7.71	98,630
2002	8.18	6.19	112,399
2001	9.38	8.18	115,225
2000**	9.98	9.38	25,212

* The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors.”

** Inception date of the subaccount was 4/7/00.

DWS Variable Series I: DWS International VIP (Class A Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	6.60	6.60	73,269
2009	5.02	6.60	72,541
2008	9.86	5.02	90,275
2007	8.75	9.86	95,044
2006	7.06	8.75	104,045
2005	6.18	7.06	126,530
2004	5.39	6.18	136,140
2003	4.29	5.39	143,978
2002	5.34	4.29	130,883
2001	7.86	5.34	82,656
2000*	9.72	7.86	8,381

* Inception date of the subaccount was 4/7/00.

DWS Variable Series II: DWS Large Cap Value VIP (formerly, DWS Strategic Value VIP) (Class A Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	12.40	13.73	96,319
2009	10.06	12.40	98,820
2008	18.94	10.06	113,246
2007	19.62	18.94	117,039
2006	16.79	19.62	117,048
2005	15.82	16.79	136,871
2004	14.10	15.82	141,933
2003	10.86	14.10	150,595
2002	13.47	10.86	142,384
2001	13.47	13.47	97,718
2000*	10.41	13.47	13,715

* Inception date of the subaccount was 4/7/00.

Both Optional Benefits Elected (the Guaranteed Minimum Death Benefit AND the Guaranteed Retirement Income Benefit)

(Total Variable Account Annual Expenses of 1.65% of the daily net assets of the subaccount)

DWS Variable Series II: DWS Government & Agency Securities VIP (Class A Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	14.74	15.46	30,239
2009	13.87	14.74	29,604
2008	13.43	13.87	36,414
2007	12.89	13.43	48,737
2006	12.58	12.89	50,281
2005	12.46	12.58	54,617
2004	12.21	12.46	59,759
2003	12.14	12.21	62,801
2002	11.42	12.14	71,151
2001	10.80	11.42	55,036
2000*	10.12	10.80	6,451

* Inception date of the subaccount was 4/7/00.

DWS Variable Series II: DWS High Income VIP (Class A Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	13.85	15.53	19,422
2009	10.05	13.85	20,877
2008	13.44	10.05	26,404
2007	13.53	13.44	32,369
2006	12.45	13.53	32,262
2005	12.18	12.45	34,858
2004	11.02	12.18	36,642
2003	8.98	11.02	38,135
2002	9.16	8.98	33,322
2001	9.07	9.16	16,013
2000*	9.76	9.07	0

* Inception date of the subaccount was 6/7/00.

DWS Variable Series II: DWS Money Market VIP (Class A Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	11.14	10.96	5,175
2009	11.28	11.14	4,492
2008	11.18	11.28	16,616
2007	10.82	11.18	5,740
2006	10.51	10.82	6,223
2005	10.40	10.51	6,423
2004	10.48	10.40	10,488
2003	10.57	10.48	11,447
2002	10.58	10.57	11,324
2001	10.36	10.58	5,755
2000*	10.09	10.36	140

* Inception date of the subaccount was 6/7/00.

Both Optional Benefits Elected (the Guaranteed Minimum Death Benefit AND the Guaranteed Retirement Income Benefit)

(Total Variable Account Annual Expenses of 1.65% of the daily net assets of the subaccount)

DWS Variable Series II: DWS Small Mid Cap Growth VIP (formerly, DWS Small Cap Growth VIP) (Class A Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	3.31	4.21	7,388
2009	2.39	3.31	7,444
2008	4.82	2.39	7,394
2007	4.61	4.82	7,383
2006	4.45	4.61	6,913
2005	4.23	4.45	6,808
2004	3.87	4.23	6,901
2003	2.96	3.87	17,566
2002	4.52	2.96	17,074
2001	6.46	4.52	17,054
2000**	8.79	6.46	8,376

* The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors.”

** Inception date of the subaccount was 4/7/00.

Fidelity Variable Insurance Products Fund (“VIP”): Fidelity VIP Growth Portfolio (Service Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	7.15	8.73	56,765
2009	5.67	7.15	63,445
2008	10.93	5.67	77,167
2007	8.76	10.93	84,917
2006	8.34	8.76	94,361
2005	8.02	8.34	107,131
2004	7.90	8.02	105,218
2003	6.05	7.90	101,562
2002	8.81	6.05	85,554
2001*	10.15	8.81	36,718

* Inception date of the subaccount was 5/1/01.

Fidelity Variable Insurance Products Fund (“VIP”): Fidelity VIP Index 500 Portfolio (Service Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	8.98	10.15	47,164
2009	7.21	8.98	49,845
2008	11.65	7.21	59,311
2007	11.25	11.65	68,130
2006	9.89	11.25	70,819
2005	9.60	9.89	83,886
2004	8.83	9.60	86,597
2003	7.00	8.83	95,862
2002	9.16	7.00	82,224
2001*	10.13	9.16	32,483

* Inception date of the subaccount was 5/1/01.

Both Optional Benefits Elected (the Guaranteed Minimum Death Benefit AND the Guaranteed Retirement Income Benefit)

(Total Variable Account Annual Expenses of 1.65% of the daily net assets of the subaccount)

Fidelity Variable Insurance Products Fund (“VIP”): Fidelity VIP Mid Cap Portfolio (Service Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	18.34	23.22	12,847
2009	13.31	18.34	21,296
2008	22.38	13.31	23,062
2007	19.70	22.38	26,818
2006	17.78	19.70	26,703
2005	15.29	17.78	21,341
2004	12.46	15.29	22,333
2003	9.14	12.46	19,403
2002	10.31	9.14	16,795
2001*	10.04	10.31	7,744

* Inception date of the subaccount was 5/1/01.

Fidelity VIP Freedom Funds: Fidelity VIP Freedom 2005 Portfolio (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	0	0	0
2009	8.10	0	0
2008	9.81	8.10	0
2007	N/A	N/A	N/A

* Inception date of the subaccount was 9/1/08

Fidelity VIP Freedom Funds: Fidelity VIP Freedom 2010 Portfolio (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	0	0	0
2009	8.01	0	0
2008	9.80	8.01	0
2007	N/A	N/A	N/A

* Inception date of the subaccount was 9/1/08

Fidelity VIP Freedom Funds: Fidelity VIP Freedom 2015 Portfolio (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	0	0	0
2009	7.87	0	0
2008	9.79	7.87	0
2007	N/A	N/A	N/A

* Inception date of the subaccount was 9/1/08

Fidelity VIP Freedom Funds: Fidelity VIP Freedom 2020 Portfolio (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	0	10.56	4,778
2009	7.43	0	0
2008	9.72	7.43	0
2007	N/A	N/A	N/A

* Inception date of the subaccount was 9/1/08

Both Optional Benefits Elected (the Guaranteed Minimum Death Benefit AND the Guaranteed Retirement Income Benefit)

(Total Variable Account Annual Expenses of 1.65% of the daily net assets of the subaccount)

Fidelity VIP Freedom Funds: Fidelity VIP Freedom 2025 Portfolio (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	0	0	0
2009	7.29	0	0
2008	9.70	7.29	0
2007	N/A	N/A	N/A

* Inception date of the subaccount was 9/1/08

Fidelity VIP Freedom Funds: Fidelity VIP Freedom 2030 Portfolio (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	0	0	0
2009	7.00	0	0
2008	9.65	7.00	0
2007	N/A	N/A	N/A

* Inception date of the subaccount was 9/1/08

Fidelity VIP Freedom Funds: Fidelity VIP Freedom Income Portfolio (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	0	0	0
2009	9.05	0	0
2008	9.94	9.05	0
2007	N/A	N/A	N/A

* Inception date of the subaccount was 9/1/08

Fidelity VIP FundsManager Portfolios: Fidelity VIP FundsManager 20% (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	0	0	0
2009	9.30	0	0
2008	9.94	9.30	0
2007	N/A	N/A	N/A

* Inception date of the subaccount was 9/1/08

Fidelity VIP FundsManager Portfolios: Fidelity VIP FundsManager 50% (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	0	0	0
2009	8.31	0	0
2008	9.83	8.31	0
2007	N/A	N/A	N/A

* Inception date of the subaccount was 9/1/08

Both Optional Benefits Elected (the Guaranteed Minimum Death Benefit AND the Guaranteed Retirement Income Benefit)

(Total Variable Account Annual Expenses of 1.65% of the daily net assets of the subaccount)

Fidelity VIP FundsManager Portfolios: Fidelity VIP FundsManager 70% (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	0	0	0
2009	7.60	0	0
2008	9.73	7.60	0
2007	N/A	N/A	N/A

* Inception date of the subaccount was 9/1/08

Fidelity VIP FundsManager Portfolios: Fidelity VIP FundsManager 85% (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	0	0	0
2009	7.14	0	0
2008	9.66	7.14	0
2007	N/A	N/A	N/A

* Inception date of the subaccount was 9/1/08

Franklin Templeton Variable Insurance Products Trust: Franklin Small-Mid Cap Growth Securities Fund (Class 2 Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	9.38	11.78	12,328
2009	6.64	9.38	13,544
2008	11.74	6.64	16,571
2007	10.73	11.74	18,273
2006	10.04	10.73	19,002
2005	9.73	10.04	22,938
2004	8.88	9.73	22,807
2003	6.57	8.88	22,840
2002	9.37	6.57	14,417
2001*	10.11	9.37	6,820

* Inception date of the subaccount was 5/1/01.

Franklin Templeton Variable Insurance Products Trust: Franklin Small Cap Value Securities Fund (Class 2 Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	10.48	13.22	73
2009	8.25	10.48	14,068
2008	12.52	8.25	14,066
2007	13.04	12.52	14,064
2006	11.33	13.04	14,174
2005*	10.07	11.33	0

* Inception date of the subaccount was 5/2/05.

Both Optional Benefits Elected (the Guaranteed Minimum Death Benefit AND the Guaranteed Retirement Income Benefit)

(Total Variable Account Annual Expenses of 1.65% of the daily net assets of the subaccount)

Franklin Templeton Variable Insurance Products Trust: Templeton Developing Markets Securities Fund (Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	17.93	20.74	1,564
2009	10.56	17.93	2,264
2008	22.70	10.56	3,271
2007	17.92	22.70	3,420
2006	14.22	17.92	3,550
2005	11.34	14.22	2,655
2004	9.25	11.34	792
2003	6.14	9.25	484
2002	6.25	6.14	485
2001	6.92	6.25	0
2000**	8.30	6.92	494

* The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors.”

** Inception date of the subaccount was 8/4/00.

Goldman Sachs Variable Insurance Trust: Goldman Sachs Strategic Growth Fund (Institutional Class Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	8.48	9.23	51,528
2009	5.83	8.48	54,220
2008	10.18	5.83	68,732
2007	9.40	10.18	78,033
2006	8.80	9.40	80,997
2005	8.69	8.80	93,182
2004	8.09	8.69	93,261
2003	6.65	8.09	92,132
2002	8.93	6.65	69,647
2001**	10.15	8.93	31,138
* The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors.”

** Inception date of the subaccount was 5/1/01.

Goldman Sachs Variable Insurance Trust: Goldman Sachs Mid Cap Value Fund* (Institutional Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	16.28	20.02	22,829
2009	12.39	16.28	26,034
2008	20.07	12.39	30,871
2007	19.77	20.07	35,781
2006	17.30	19.77	37,257
2005	15.58	17.30	52,156
2004	12.58	15.58	54,190
2003	9.96	12.58	56,938
2002	10.62	9.96	41,017
2001**	10.03	10.62	23,739

* The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors.”

** Inception date of the subaccount was 5/1/01.

Both Optional Benefits Elected (the Guaranteed Minimum Death Benefit AND the Guaranteed Retirement Income Benefit)

(Total Variable Account Annual Expenses of 1.65% of the daily net assets of the subaccount)

Goldman Sachs Variable Insurance Trust: Goldman Sachs Structured Small Cap Equity Fund (Institutional Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	10.85	13.89	108
2009	8.62	10.85	106
2008	13.31	8.62	103
2007	16.20	13.31	416
2006	14.66	16.20	444
2005	14.05	14.66	0
2004	12.28	14.05	0
2003	8.55	12.28	101
2002	10.22	8.55	0
2001*	10.08	10.22	0

* Inception date of the subaccount was 5/1/01.

Janus Aspen Series: Janus Aspen Balanced Portfolio (Service Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	13.43	14.29	14,594
2009	10.87	13.43	2,687
2008	13.17	10.87	2,690
2007	12.14	13.17	4,528
2006	11.17	12.14	4,722
2005	10.55	11.17	7,324
2004	9.90	10.55	8,327
2003	8.85	9.90	5,730
2002	9.64	8.85	27,292
2001*	10.07	9.64	4,888

* Inception date of the subaccount was 5/1/01.

Janus Aspen Series: Janus Aspen Forty Portfolio (Institutional Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	7.66	8.04	189,014
2009	5.32	7.66	191,934
2008	9.68	5.32	218,571
2007	7.19	9.68	231,580
2006	6.68	7.19	260,451
2005	6.02	6.68	285,624
2004	5.17	6.02	306,591
2003	4.36	5.17	351,304
2002	5.26	4.36	329,944
2001	6.83	5.26	291,666
2000*	9.30	6.83	51,770

* Inception date of the subaccount was 4/7/00.

Both Optional Benefits Elected (the Guaranteed Minimum Death Benefit AND the Guaranteed Retirement Income Benefit)

(Total Variable Account Annual Expenses of 1.65% of the daily net assets of the subaccount)

Janus Aspen Series: Janus Enterprise Portfolio (Service Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	9.87	12.19	6,784
2009	6.94	9.87	8,559
2008	12.57	6.94	11,147
2007	10.50	12.57	12,331
2006	9.42	10.50	13,750
2005	8.55	9.42	16,893
2004	7.21	8.55	17,721
2003	5.44	7.21	20,027
2002	7.69	5.44	20,764
2001**	10.01	7.69	15,554

* The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors.”

** Inception date of the subaccount was 5/1/01.

PIMCO Variable Insurance Trust: PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) (Administrative Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	14.32	15.29	20,518
2009	12.59	14.32	18,582
2008	13.12	12.59	23,593
2007	12.87	13.12	32,928
2006	12.80	12.87	32,482
2005	12.37	12.80	33,941
2004	11.92	12.37	35,243
2003	11.85	11.92	35,533
2002	11.13	11.85	27,243
2001	10.52	11.13	15,740
2000*	10.13	10.52	726

* Inception date of the subaccount was 6/7/00.

PIMCO Variable Insurance Trust: PIMCO VIT Low Duration Portfolio (Administrative Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	13.86	14.36	39,572
2009	12.43	13.86	43,212
2008	12.69	12.43	39,066
2007	12.02	12.69	54,615
2006	11.75	12.02	55,305
2005	11.82	11.75	58,223
2004	11.80	11.82	61,046
2003	11.72	11.80	60,313
2002	11.13	11.72	61,262
2001	10.51	11.13	42,174
2000*	9.97	10.51	4,101

* Inception date of the subaccount was 5/15/00.

Both Optional Benefits Elected (the Guaranteed Minimum Death Benefit AND the Guaranteed Retirement Income Benefit)

(Total Variable Account Annual Expenses of 1.65% of the daily net assets of the subaccount)

Principal Variable Contracts Funds, Inc.: PVC Equity Income Account (Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	12.96	14.78	17,234
2009	11.00	12.96	16,643
2008	16.98	11.00	19,120
2007	16.44	16.98	24,692
2006	14.18	16.44	25,541
2005	13.11	14.18	28,375
2004	11.21	13.11	22,661
2003	8.79	11.21	16,114
2002	10.23	8.79	15,898
2001**	10.05	10.23	10,833

* The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors.”

** Inception date of the subaccount was 5/1/01.

Principal Variable Contracts Funds, Inc.: PVC MidCap Blend Account (Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	43.91	53.49	2,140
2009	10.41	43.91	2,395
2008	15.06	10.41	11,203
2007	16.66	15.06	13,415
2006	14.52	16.66	14,834
2005	13.05	14.52	18,379
2004	11.61	13.05	24,134
2003	9.26	11.61	24,291
2002	10.52	9.26	22,458
2001**	10.07	10.52	8,030

* The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors.”

** Inception date of the subaccount was 5/1/01.

Principal Variable Contracts Funds, Inc.: PVC SmallCap Growth Account II (Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	6.68	8.33	6,699
2009	5.17	6.68	9,462
2008	8.95	5.17	13,707
2007	8.69	8.95	16,410
2006	8.29	8.69	19,035
2005	8.60	8.29	22,010
2004	8.37	8.60	28,235
2003	4.98	8.37	28,251
2002	9.59	4.98	33,573
2001**	10.17	9.59	7,441

* The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors.”

** Inception date of the subaccount was 5/1/01.

Both Optional Benefits Elected (the Guaranteed Minimum Death Benefit AND the Guaranteed Retirement Income Benefit)

(Total Variable Account Annual Expenses of 1.65% of the daily net assets of the subaccount)

Principal Variable Contracts Funds, Inc.: Principal Capital Appreciation Fund (Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	11.32	12.81	2,974
2009	8.88	11.32	2,451
2008	13.59	8.88	2,681
2007	12.73	13.59	2,137
2006	11.58	12.73	2,026
2005**	10.05	11.58	1,581

* The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors.”

** Inception date of the subaccount was 5/2/05.

Principal Variable Contracts Funds, Inc.: PVC SAM Balanced Portfolio (Class 2 Shares) (Strategic Asset Management (SAM) Portfolios)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	13.86	15.45	110,583
2009	11.39	13.86	117,222
2008	15.74	11.39	112,512
2007	14.76	15.74	114,142
2006	13.60	14.76	116,895
2005	13.07	13.60	116,617
2004	12.10	13.07	116,255
2003	10.04	12.10	116,744
2002*	9.84	10.04	22,513

* Inception date of the subaccount was 9/3/02.

Principal Variable Contracts Funds, Inc.: PVC SAM Conservative Balanced Portfolio (Class 2 Shares) (Strategic Asset Management (SAM) Portfolios)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	13.48	14.82	23,630
2009	11.35	13.48	23,635
2008	14.32	11.35	27,109
2007	13.56	14.32	27,577
2006	12.70	13.56	27,175
2005	12.37	12.70	27,033
2004	11.66	12.37	23,845
2003	10.14	11.66	16,293
2002*	9.90	10.14	10,400

* Inception date of the subaccount was 9/3/02.

Both Optional Benefits Elected (the Guaranteed Minimum Death Benefit AND the Guaranteed Retirement Income Benefit)

(Total Variable Account Annual Expenses of 1.65% of the daily net assets of the subaccount)

Principal Variable Contracts Funds, Inc.: PVC SAM Conservative Growth Portfolio (Class 2 Shares) (Strategic Asset Management (SAM) Portfolios)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	13.79	15.59	56,394
2009	11.18	13.79	67,865
2008	17.04	11.18	71,818
2007	15.89	17.04	112,706
2006	14.42	15.89	117,100
2005	13.74	14.42	135,356
2004	12.52	13.74	157,627
2003	9.91	12.52	139,327
2002*	9.75	9.91	8,342

* Inception date of the subaccount was 9/3/02.

Principal Variable Contracts Funds, Inc.: PVC SAM Flexible Income Portfolio (Class 2 Shares) (Strategic Asset Management (SAM) Portfolios)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	13.11	14.22	8,023
2009	11.14	13.11	8,023
2008	13.17	11.14	11,823
2007	12.65	13.17	8,941
2006	12.06	12.65	8,904
2005	11.89	12.06	8,333
2004	11.38	11.89	7,736
2003	10.23	11.38	5,131
2002*	9.97	10.23	2,958

* Inception date of the subaccount was 9/3/02.

Principal Variable Contracts Funds, Inc.: PVC SAM Strategic Growth Portfolio (Class 2 Shares) (Strategic Asset Management (SAM) Portfolios)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	13.75	15.72	28,081
2009	11.00	13.75	30,964
2008	17.91	11.00	31,522
2007	16.66	17.91	36,957
2006	15.01	16.66	53,281
2005	14.20	15.01	67,193
2004	12.83	14.20	63,676
2003	9.82	12.83	66,868
2002*	9.68	9.82	12,346

* Inception date of the subaccount was 9/3/02.

[Outside back cover page]

The Statement of Additional Information (“SAI”) dated May 1, 2011 contains additional information about the Contract and the variable account. The Table of Contents for the SAI appears near the end of this prospectus. The SAI has been filed with the SEC and is incorporated by reference into this prospectus.

You can obtain the SAI (at no cost) by writing to the Service Center at the address shown on the front cover or by calling 1-877-376-8008.

The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Contract. More information about us and the Contract (including the SAI) may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, N.E., Washington, DC 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

Farmers Financial Solutions, LLC (“FFS”) serves as the principal underwriter and distributor of the Contracts. You may obtain more information about FFS and its registered representatives at http://www.finra.org or by calling 1-800-289-9999. You also can obtain an investor brochure from the Financial Industry Regulatory Authority, Inc. (“FINRA”), describing its Public Disclosure Program.

SEC File Nos. 333-85183/ 811-09547

Statement of Additional Information

for the

Farmers Variable Annuity

Individual Flexible Premium Variable Annuity Contract

Issued Through

Farmers Annuity Separate Account A

Offered by

Farmers New World Life Insurance Company

3003 - 77th Avenue, S.E.

Mercer Island, Washington 98040

(206) 232-8400

Service Center:

P.O. Box 724208

Atlanta, Georgia 31139

Phone: 1-877-376-8008 (toll free)

8:00 a.m. to 6:00 p.m. Eastern Time

This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the Farmers Variable Annuity, an individual flexible premium variable annuity contract, offered by Farmers New World Life Insurance Company. You may obtain a copy of the Prospectus for the Contract dated May 1, 2011 by calling 1-877-376-8008 or by writing to our Service Center at P.O. Box 724208, Atlanta, Georgia 31139.

This Statement incorporates terms used in the current Prospectus for each Contract.

This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Prospectuses for your Contract and the Portfolios.

The date of this Statement of Additional Information is May 1, 2011.

1

Additional Contract Provisions

The Contract

The entire contract consists of the Contract, the signed application attached at issue, any attached amendments and supplements to the application, and any attached riders and endorsements. In the absence of fraud, we consider all statements in the application to be representations and not warranties. We will not use any statement to contest a claim unless that statement is in an attached application or in an amendment or supplement to the application attached to the Contract.

Any change in the Contract or waiver of its provisions must be in writing and signed by one of our officers. No other person – no agent or registered representative – has authority to change or waive any provision of the Contract.

Upon notice to you, we may modify the Contract if necessary to:

•	permit the Contract or the variable account to comply with any applicable law or regulation that a governmental agency issues;

•	assure continued qualification of the Contract under the Tax Code or other federal or state laws relating to retirement annuities or variable annuity contracts; or

•	affect a change in the operation of the variable account or to provide additional investment options.

In the event of such modifications, we will make the appropriate endorsement to the Contract.

Incontestability

We will not contest the Contract after the issue date.

Incorrect Age or Sex

We may require proof of age, sex, and right to payments before making any life annuity payments. If the age or sex (if applicable) of the annuitant has been stated incorrectly, then we will determine the annuity start date and the amount of the annuity payments by using the correct age and sex. After the annuity start date, any adjustment for underpayment will be paid immediately. Any adjustment for overpayment will be deducted from future payments. We will make adjustments for overpayments or underpayments with interest at the rate then in use to determine the rate of payments.

Nonparticipation

The Contract does not participate in our surplus earnings or profits. We will not pay dividends on the Contract.

Waiver of Surrender Charge Riders

If available in the state where the Contract is issued, your Contract will include riders that will waive surrender charges on a single withdrawal if:

•

the annuitant is under age 75 at the time of withdrawal, the annuitant is confined in a hospital or skilled nursing facility continuously for at least 90 days and remains confined at the time of the surrender request, and the annuitant was not confined to a hospital or nursing facility within 6 months of the issue date.

•

the annuitant is diagnosed with a terminal illness after the Contract is issued and is expected to live for 12 months or less, the withdrawal is $250,000 or less, and the withdrawal occurs no sooner than one year after the rider is issued.

There is no additional charge for the issuance of these waiver of surrender charge riders. These riders may not be available in all states.

2

Tax Status of the Contracts

Tax law imposes several requirements that variable annuities must satisfy in order to receive the tax treatment normally accorded to annuity contracts.

Diversification Requirements. The Tax Code requires that the investments of each investment division of the variable account underlying the Contracts be “adequately diversified” in order for the Contracts to be treated as annuity contracts for Federal income tax purposes. It is intended that each investment division, through the fund in which it invests, will satisfy these diversification requirements.

Owner Control. In some circumstances, owners of variable annuity contracts who retain excessive control over the investment of the underlying portfolio assets of the variable account may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although there is limited published guidance in this area and it does not address certain aspects of the contracts, we believe that the owner of a contract should not be treated as the owner of the underlying assets. We reserve the right to modify the contracts to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the contracts from being treated as the owners of the underlying portfolio assets of the variable account.

Required Distributions. In order to be treated as an annuity contract for Federal income tax purposes, section 72(s) of the Tax Code requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of a holder of the Contract. Specifically, section 72(s) requires that (a) if any Owner dies on or after the annuity starting date, but prior to the time the entire interest in the Contract has been distributed, the entire interest in the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such Owner’s death; and (b) if any owner dies prior to the annuity start date, the entire interest in the Contract will be distributed within five years after the date of such Owner’s death. These requirements will be considered satisfied as to any portion of an Owner’s interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the Owner’s death. The designated beneficiary refers to a natural person designated by the owner as a beneficiary and to whom ownership of the Contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased Owner, the Contract may be continued with the surviving spouse as the new owner.

The Non-Qualified Contracts contain provisions that are intended to comply with these Tax Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

Other rules may apply to Qualified Contracts.

Calculation of Subaccount and Adjusted Historic Portfolio Performance Data

We may advertise and disclose historic performance data for the subaccounts, including yields, standard annual total returns, and nonstandard measures of performance of the subaccounts. Such performance data will be computed, or accompanied by performance data computed, in accordance with the SEC defined standards.

Money Market Subaccount Yields

Advertisements and sales literature may quote the current annualized yield of the Money Market subaccount for a seven-day period in a manner that does not take into consideration any realized or unrealized gains or losses, or income other than investment income, on shares of the Money Market Portfolio.

We compute this current annualized yield by determining the net change (not including any realized gains and losses on the sale of securities, unrealized appreciation and depreciation, and income other than investment income) at the end of the seven-day period in the value of a hypothetical subaccount under a Contract having a balance of one unit of the Money Market subaccount at the beginning of the period. We divide that net

3

change in subaccount value by the value of the hypothetical subaccount at the beginning of the period to determine the base period return. Then we annualize this quotient on a 365-day basis. The net change in account value reflects (i) net income from the Money Market portfolio in which the hypothetical subaccount invests; and (ii) charges and deductions imposed under the Contract that are attributable to the hypothetical subaccount.

These charges and deductions include the per unit charges for the records maintenance charge, the mortality and expense risk charge for the standard death benefit (and the mortality and expense risk charge for the Guaranteed Minimum Death Benefit and the Guaranteed Retirement Income Benefit) and the asset-based administration charge. For purposes of calculating current yields for a Contract, we use an average per unit records maintenance charge based on the $30 records maintenance charge.

We calculate the current yield by the following formula:

Current Yield = ((NCS - ES)/UV) X (365/7)

Where:

NCS	=	the net change in the value of the Money Market Portfolio (not including any realized gains or losses on the sale of securities, unrealized appreciation and depreciation, and income other than investment income) for the seven-day period attributable to a hypothetical subaccount having a balance of one subaccount unit.
ES	=	per unit charges deducted from the hypothetical subaccount for the seven-day period.
UV	=	the unit value for the first day of the seven-day period.

We may also disclose the effective yield of the Money Market subaccount for the same seven-day period, determined on a compounded basis. We calculate the effective yield by compounding the unannualized base period return by adding one to the base return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result.

Effective Yield = (1 + ((NCS-ES)/UV))365/7 - 1

Where:

NCS	=	the net change in the value of the Money Market portfolio (not including any realized gains or losses on the sale of securities, unrealized appreciation and depreciation, and income other than investment income) for the seven-day period attributable to a hypothetical subaccount having a balance of one subaccount unit.
ES	=	per unit charges deducted from the hypothetical subaccount for the seven-day period.
UV	=	the unit value for the first day of the seven-day period.

The Money Market subaccount yield is lower than the Money Market portfolio’s yield because of the charges and deductions that the Contract imposes.

The current and effective yields on amounts held in the Money Market subaccount normally fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market subaccount’s actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market Portfolio, the types and quality of securities held by the Money Market Portfolio and that Portfolio’s operating expenses. We may also present yields on amounts held in the Money Market subaccount for periods other than a seven-day period.

Yield calculations do not take into account the Surrender Charge that we assess on certain withdrawals of Contract Value.

Other Subaccount Yields

Sales literature or advertisements may quote the current annualized yield of one or more of the subaccounts (except the Money Market subaccount) under the Contract for 30-day or one-month periods. The annualized yield of a subaccount refers to income that the subaccount generates during a 30-day or one-month period and is assumed to be generated during each period over a 12-month period.

4

We compute the annualized 30-day yield by:

dividing the net investment income of the portfolio attributable to the subaccount units, less subaccount expenses attributable to the Contract for the period, by the maximum offering price per unit on the last day of the period;

multiplying the result by the daily average number of units outstanding for the period;

compounding that yield for a 6-month period; and

multiplying the result by 2.

Expenses of the subaccount include the records maintenance charge, the asset-based administration charge and the mortality and expense risk charge for the standard death benefit (and the mortality and expense risk charge for the Guaranteed Minimum Death Benefit and the Guaranteed Retirement Income Benefit). The yield calculation assumes that we deduct the records maintenance charge at the end of each Contract Year. For purposes of calculating the 30-day or one-month yield, we divide an average records maintenance charge collected by the average Contract Value in the subaccount to determine the amount of the charge attributable to the subaccount for the 30-day or one-month period. We calculate the 30-day or one-month yield by the following formula:

Yield = 2 X ((((NI - ES)/(U X UV)) + 1)6 - 1)

Where:

NI	=	net income of the portfolio for the 30-day or one-month period attributable to the subaccount’s units.
ES	=	charges deducted from the subaccount for the 30-day or one-month period.
U	=	the average number of units outstanding.
UV	=	the unit value at the close of the last day in the 30-day or one-month period.

The yield for the subaccount is lower than the yield for the corresponding portfolio because of the charges and deductions that the Contract imposes.

The yield on the amounts held in the subaccounts normally fluctuates over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The types and quality of securities that a portfolio holds and its operating expenses affect the corresponding subaccount’s actual yield.

Yield calculations do not take into account the Surrender Charge that we assess on certain withdrawals of Contract Value.

Average Annual Total Returns for the Subaccounts

Sales literature or advertisements may quote average annual total returns for one or more of the subaccounts for various periods of time. If we advertise total return for the Money Market subaccount, then those advertisements and sales literature will include a statement that yield more closely reflects current earnings than total return.

When a subaccount has been in operation for 1, 5, and 10 years, respectively, we will provide the average annual total return for these periods. We may also disclose average annual total returns for other periods of time.

Standard average annual total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Contract to the redemption value of that investment as of the last day of each of the periods. Each period’s ending date for which we provide total return quotations will be for the most recent calendar quarter-end practicable, considering the type of the communication and the media through which it is communicated.

We calculate the standard average annual total returns using subaccount unit values that we calculate on each business day based on the performance of the subaccount’s underlying portfolio, the deductions for the mortality and expense risk charge for the standard death benefit (and in some cases, the mortality and expense risk charge for the Guaranteed Minimum Death Benefit and the Guaranteed Retirement Income Benefit), the

5

asset-based administration charge and the records maintenance charge. The calculation reflects the deduction of the records maintenance charge by assuming a uniform reduction in the yield or total return which is determined by calculating the average impact of the records maintenance charge on in-force contracts.

We calculate the standard total return by the following formula:

TR	=	((ERV/P)1/N ) - 1

Where:

TR	=	the average annual total return net of subaccount recurring charges.
ERV	=	the ending redeemable value (minus any applicable Surrender Charge and records maintenance charge) of the hypothetical subaccount at the end of the period.
P	=	a hypothetical initial payment of $1,000.
N	=	the number of years in the period.

Non-Standard Subaccount Total Returns

Sales literature or advertisements may quote average annual total returns for the subaccounts that do not reflect any Surrender Charges. We calculate such nonstandard total returns in exactly the same way as the average annual total returns described above, except that we replace the ending redeemable value of the hypothetical subaccount for the period with an ending value for the period that does not take into account any Surrender Charges.

We may disclose cumulative total returns in conjunction with the standard formats described above. We calculate the cumulative total returns using the following formula:

CTR	=	(ERV/P) - 1

Where:

CTR	=	the cumulative total return net of subaccount recurring charges for the period.
ERV	=	the ending redeemable value of the hypothetical investment at the end of the period.
P	=	a hypothetical single payment of $1,000.

Adjusted Historic Portfolio Performance Data

Sales literature or advertisements may quote adjusted yields and total returns for the portfolios since their inception reduced by some or all of the fees and charges under the Contract. Such adjusted historic portfolio performance may include data that precedes the inception dates of the subaccounts. This data is designed to show the performance that would have resulted if the Contract had been in existence during that time.

We will disclose nonstandard performance data only if we disclose the standard performance data for the required periods.

Effect of the Records Maintenance Charge on Performance Data

The Contract provides for the deduction of a $30 records maintenance charge at the end of each Contract year from the fixed account and the subaccounts. We will waive this charge if your Contract Value is $50,000 or more on the date the charge is assessed. We deduct the charge from each account based on the proportion that the value of each such account bears to the total Contract Value. The calculation reflects the deduction of the records maintenance charge by assuming a uniform reduction in the yield or total return which is determined by calculating the average impact of the records maintenance charge on in-force contracts.

6

Net Investment Factor

The net investment factor is an index that measures the investment performance of a subaccount from one business day to the next. Each subaccount has its own net investment factor, which may be greater or less than one. The net investment factor for each subaccount equals the fraction obtained by dividing (X) by (Y) minus (Z) where:

(X)	is the net result of:

1. the net asset value per portfolio share held in the subaccount at the end of the current business day; plus

2. the per share amount of any dividend or capital gain distribution on portfolio shares held in the subaccount during the current business day; less

3. the per share amount of any capital loss, realized or unrealized, on portfolio shares held in the subaccount during the current business day.

(Y)	equals the net asset value per portfolio share held in the subaccount as of the end of the immediately preceding business day.

(Z)	equals charges and fees deducted from the subaccount. These consist of:

4. the percentage charge for mortality and expense risk on that business day;

5. the percentage charge for administrative costs on that business day; and

6.      the percentage charge for any other charges, fees and expenses for riders, endorsements, or supplemental benefits attached to your Contract, including the Guaranteed Minimum Death Benefit Rider and the Guaranteed Retirement Income Benefit Rider.

Condensed Financial Information

The following tables of condensed financial information show accumulation unit values corresponding to the middle level of Variable Account Annual Expenses (1.40%) for each subaccount for the period since the subaccount started operation. An accumulation unit value is the unit we use to calculate the value of your interest in a subaccount. Tables for other sets of accumulation unit values that reflect the highest and lowest levels of the Variable Account Annual Expenses available under the Contract are found in Appendix A to the prospectus. The accumulation unit value does not reflect the deduction of charges such as the Record Maintenance Charge or Surrender Charge that we subtract from your Contract Value by redeeming units. The data for 2010 used in the tables below is obtained from the audited financial statements of the variable account that can be found in this SAI.

7

One Optional Benefit Elected (Either the Guaranteed Minimum Death Benefit OR

the Guaranteed Retirement Income Benefit )1

(Total Variable Account Annual Charges of 1.40% of the daily net assets of the subaccount)

Calvert Variable Series, Inc.: VP SRI Mid Cap Growth Portfolio*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	9.20	11.93	11,795
2009	7.07	9.20	12,321
2008	11.41	7.07	13,197
2007	10.97	11.41	17,206
2006	11.04	10.97	20,832
2005	12.32	11.04	22,148
2004	11.31	12.32	23,577
2003	8.22	11.31	21,095
2002	10.76	8.22	17,014
2001**	10.14	10.76	1,192

*	The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors.”
**	Inception date of the subaccount was 5/1/01.

Dreyfus Variable Investment Fund: Opportunistic Small Cap Portfolio) (Service Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	7.73	9.97	91,270
2009	6.23	7.73	100,907
2008	10.15	6.23	99,265
2007	11.60	10.15	124,593
2006	11.37	11.60	121,250
2005	10.92	11.37	121,507
2004	9.97	10.92	114,405
2003	7.70	9.97	106,947
2002	9.67	7.70	75,947
2001*	10.05	9.67	18,825

*	Inception date of the subaccount was 5/1/01.

Dreyfus Variable Investment Fund: Quality Bond Portfolio (Service Class Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	12.73	13.58	52,573
2009	11.26	12.73	60,194
2008	11.95	11.26	70,777
2007	11.73	11.95	119,872
2006	11.45	11.73	119,778
2005	11.35	11.45	115,985
2004	11.17	11.35	110,973
2003	10.81	11.17	100,965
2002	10.20	10.81	66,485

[1]

We no longer offer the Guaranteed Retirement Income Benefit rider. If you have elected the Guaranteed Retirement Income Benefit rider and your initial Contract application was signed and dated before June 18, 2003, your Guaranteed Retirement Income Benefit rider remains in force, a 0.25% Mortality and Expense Risk Charge will continue to be assessed, and our obligations and duties to you under this rider will not change.

8

2001**	10.03	10.20	34,711

*	The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors.”
**	Inception date of the subaccount was 5/1/01.

The Dreyfus Socially Responsible Growth Fund, Inc. (Service Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	7.53	8.50	5,547
2009	5.72	7.53	2,800
2008	8.87	5.72	3,328
2007	8.37	8.87	5,150
2006	7.78	8.37	5,404
2005	7.64	7.78	5,778
2004	7.31	7.64	4,082
2003	5.89	7.31	3,530
2002	8.43	5.89	1,079
2001*	10.16	8.43	386

*	Inception date of the subaccount was 5/1/01.

DWS Variable Series I: DWS Bond VIP (Class A Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	12.28	12.94	201,171
2009	11.31	12.28	220,262
2008	13.79	11.31	252,404
2007	13.42	13.79	368,876
2006	12.99	13.42	247,369
2005	12.84	12.99	226,351
2004	12.36	12.84	210,729
2003	11.93	12.36	189,845
2002	11.23	11.93	154,887
2001	10.77	11.23	112,382
2000*	9.86	10.77	11,600

*	Inception date of the subaccount was 5/15/00.

DWS Variable Series I: DWS Global Small Cap Growth VIP (formerly, DWS Global Opportunities VIP) (Class A Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	13.00	16.24	157,996
2009	8.90	13.00	157,356
2008	18.03	8.90	168,529
2007	16.72	18.03	174,737
2006	13.89	16.72	148,263
2005	11.92	13.89	143,348
2004	9.80	11.92	140,443
2003	6.66	9.80	132,860
2002	8.43	6.66	83,497
2001*	10.03	8.43	18,661

*	Inception date of the subaccount was 5/1/01.

9

DWS Variable Series I: DWS Growth & Income VIP (Class A Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	7.98	9.00	106,522
2009	6.03	7.98	133,588
2008	9.91	6.03	162,274
2007	9.92	9.91	187,582
2006	8.85	9.92	208,918
2005	8.46	8.85	208,175
2004	7.79	8.46	210,768
2003	6.23	7.79	213,540
2002	8.22	6.23	234,880
2001	9.39	8.22	243,408
2000**	9.98	9.39	65,137

*	The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors.”
**	Inception date of the subaccount was 4/7/00.

DWS Variable Series I: DWS International VIP (Class A Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	6.76	6.78	328,086
2009	5.13	6.76	339,414
2008	10.05	5.13	419,280
2007	8.90	10.05	462,035
2006	7.17	8.90	429,482
2005	6.25	7.17	442,697
2004	5.44	6.25	431,701
2003	4.32	5.44	424,284
2002	5.37	4.32	319,487
2001	7.87	5.37	130,622
2000*	9.72	7.87	18,493

*	Inception date of the subaccount was 4/7/00.

DWS Variable Series II: DWS Large Cap Value VIP (formerly, DWS Strategic Value VIP) (Class A Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	12.71	14.10	370,442
2009	10.28	12.71	407,277
2008	19.30	10.28	480,608
2007	19.94	19.30	536,834
2006	17.03	19.94	453,872
2005	16.00	17.03	455,691
2004	14.23	16.00	447,439
2003	10.94	14.23	446,046
2002	13.53	10.94	352,045
2001	13.49	13.53	176,153
2000*	10.41	13.49	34,696

*	Inception date of the subaccount was 4/7/00.

10

DWS Variable Series II: DWS Government & Agency Securities VIP (Class A Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	15.10	15.88	137,259
2009	14.17	15.10	142,108
2008	13.69	14.17	140,501
2007	13.11	13.69	136,482
2006	12.76	13.11	143,702
2005	12.61	12.76	177,367
2004	12.33	12.61	183,823
2003	12.22	12.33	204,115
2002	11.47	12.22	199,213
2001	10.82	11.47	144,984
2000*	10.12	10.82	12,478

*	Inception date of the subaccount was 4/7/00.

DWS Variable Series II: DWS High Income VIP (Class A Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	14.18	15.95	126,887
2009	10.27	14.18	134,846
2008	13.70	10.27	155,993
2007	13.76	13.70	226,096
2006	12.63	13.76	192,251
2005	12.33	12.63	182,457
2004	11.12	12.33	168,730
2003	9.05	11.12	156,162
2002	9.20	9.05	98,458
2001	9.09	9.20	27,721
2000*	9.77	9.09	1,892

*	Inception date of the subaccount was 6/7/00.

DWS Variable Series II: DWS Money Market VIP (Class A Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	11.41	11.25	78,577
2009	11.53	11.41	44,938
2008	11.39	11.53	59,979
2007	11.00	11.39	42,640
2006	10.67	11.00	39,397
2005	10.53	10.67	52,688
2004	10.58	10.53	42,131
2003	10.64	10.58	47,359
2002	10.63	10.64	46,643
2001	10.38	10.63	19,140
2000*	10.09	10.38	5,925

*	Inception date of the subaccount was 6/7/00.

11

DWS Variable Series II: DWS Small Mid Cap Growth VIP (formerly, DWS Small Cap Growth VIP) (Class A Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	3.39	4.33	37,142
2009	2.44	3.39	46,952
2008	4.91	2.44	55,114
2007	4.69	4.91	58,133
2006	4.52	4.69	61,881
2005	4.28	4.52	62,658
2004	3.91	4.28	60,932
2003	2.98	3.91	62,833
2002	4.54	2.98	56,979
2001	6.47	4.54	50,573
2000**	8.79	6.47	25,641

*	The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors.”
**	Inception date of the subaccount was 4/7/00.

Fidelity Variable Insurance Products Fund (“VIP”): Fidelity VIP Growth Portfolio (Service Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	7.31	8.94	338,813
2009	5.78	7.31	375,209
2008	11.11	5.78	416,120
2007	8.88	11.11	462,609
2006	8.44	8.88	462,517
2005	8.10	8.44	450,742
2004	7.95	8.10	427,072
2003	6.07	7.95	358,773
2002	8.82	6.07	248,351
2001*	10.15	8.82	53,564

*	Inception date of the subaccount was 5/1/01.

Fidelity Variable Insurance Products Fund (“VIP”): Fidelity VIP Index 500 Portfolio (Service Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	9.17	10.39	303,699
2009	7.35	9.17	329,709
2008	11.85	7.35	374,156
2007	11.40	11.85	451,190
2006	10.00	11.40	411,980
2005	9.69	10.00	391,589
2004	8.89	9.69	358,521
2003	7.03	8.89	333,155
2002	9.17	7.03	191,812
2001*	10.13	9.17	50,245

*	Inception date of the subaccount was 5/1/01.

12

Fidelity Variable Insurance Products Fund (“VIP”): Fidelity VIP Mid Cap Portfolio (Service Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	18.74	23.78	140,759
2009	13.57	18.74	140,432
2008	22.75	13.57	143,947
2007	19.97	22.75	156,942
2006	17.99	19.97	154,737
2005	15.43	17.99	136,499
2004	12.54	15.43	118,192
2003	9.18	12.54	93,911
2002	10.33	9.18	68,318
2001*	10.04	10.33	17,855

*	Inception date of the subaccount was 5/1/01.

Fidelity VIP Freedom Funds: Fidelity VIP Freedom 2005 Portfolio (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	0	0	0
2009	8.10	0	0
2008	9.81	8.10	0
2007	N/A	N/A	N/A

*	Inception date of the subaccount was 9/1/08.

Fidelity VIP Freedom Funds: Fidelity VIP Freedom 2010 Portfolio (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	9.80	10.88	15,498
2009	8.02	9.80	14,007
2008	9.80	8.02	0
2007	N/A	N/A	N/A

*	Inception date of the subaccount was 9/1/08.

Fidelity VIP Freedom Funds: Fidelity VIP Freedom 2015 Portfolio (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	9.71	10.80	29,988
2009	7.88	9.71	16,750
2008	9.79	7.88	0
2007	N/A	N/A	N/A

*	Inception date of the subaccount was 9/1/08.

Fidelity VIP Freedom Funds: Fidelity VIP Freedom 2020 Portfolio (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	9.42	10.62	34,753
2009	7.43	9.42	23,030
2008	9.72	7.43	0
2007	N/A	N/A	N/A

*	Inception date of the subaccount was 9/1/08.

13

Fidelity VIP Freedom Funds: Fidelity VIP Freedom 2025 Portfolio (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	9.34	10.64	31,638
2009	7.30	9.34	32,537
2008	9.71	7.30	6,498
2007	N/A	N/A	N/A

*	Inception date of the subaccount was 9/1/08.

Fidelity VIP Freedom Funds: Fidelity VIP Freedom 2030 Portfolio (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	9.06	10.35	9,875
2009	7.00	9.06	4,726
2008	9.65	7.00	302
2007	N/A	N/A	N/A

*	Inception date of the subaccount was 9/1/08.

Fidelity VIP Freedom Funds: Fidelity VIP Freedom Income Portfolio (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	10.24	10.83	37
2009	9.06	10.24	3
2008	9.94	9.06	0
2007	N/A	N/A	N/A

*	Inception date of the subaccount was 9/1/08.

Fidelity VIP FundsManager Portfolios. Fidelity VIP FundsManager 20% (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	10.12	10.70	11,869
2009	9.31	10.12	9,954
2008	9.94	9.31	0
2007	N/A	N/A	N/A

*	Inception date of the subaccount was 9/1/08.

Fidelity VIP FundsManager Portfolios. Fidelity VIP FundsManager 50% (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	9.74	10.73	20,040
2009	8.32	9.74	17,310
2008	9.83	8.32	15,691
2007	N/A	N/A	N/A

*	Inception date of the subaccount was 9/1/08.

Fidelity VIP FundsManager Portfolios. Fidelity VIP FundsManager 70% (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	9.33	10.49	19,594
2009	7.60	9.33	20,824
2008	9.73	7.60	3,232
2007	N/A	N/A	N/A

*	Inception date of the subaccount was 9/1/08.

14

Fidelity VIP FundsManager Portfolios. Fidelity VIP FundsManager 85% (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	9.05	10.35	60,064
2009	7.15	9.05	29,378
2008	9.66	7.15	23,738
2007	N/A	N/A	N/A

*	Inception date of the subaccount was 9/1/08.

Franklin Templeton Variable Insurance Products Trust: Franklin Small–Mid Cap Growth Securities Fund (Class 2 Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	9.58	12.06	81,187
2009	6.77	9.58	76,606
2008	11.94	6.77	70,254
2007	10.88	11.94	85,443
2006	10.15	10.88	72,326
2005	9.82	10.15	76,053
2004	8.94	9.82	74,661
2003	6.60	8.94	70,358
2002	9.39	6.60	38,755
2001*	10.11	9.39	9,415

*	Inception date of the subaccount was 5/1/01.

Franklin Templeton Variable Insurance Products Trust: Franklin Small Cap Value Securities Fund (Class 2 Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	10.60	13.41	53,930
2009	8.33	10.60	57,404
2008	12.60	8.33	63,402
2007	13.09	12.60	64,667
2006	11.35	13.09	21,636
2005*	10.07	11.35	4,594

*	Inception date of the subaccount was 5/2/05.

15

Franklin Templeton Variable Insurance Products Trust: Templeton Developing Markets Securities Fund (Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	18.37	21.30	69,744
2009	10.79	18.37	78,929
2008	23.14	10.79	96,323
2007	18.22	23.14	102,140
2006	14.42	18.22	86,683
2005	11.48	14.42	56,993
2004	9.33	11.48	23,483
2003	6.19	9.33	9,052
2002	6.28	6.19	7,779
2001	6.93	6.28	7,945
2000**	8.30	6.93	8,991

*	The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors.”
**	Inception date of the subaccount was 8/4/00.

Goldman Sachs Variable Insurance Trust: Goldman Sachs Strategic Growth Fund (Institutional Class Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	8.66	9.46	246,284
2009	5.94	8.66	271,360
2008	10.35	5.94	335,150
2007	9.53	10.35	427,062
2006	8.90	9.53	398,145
2005	8.77	8.90	384,868
2004	8.15	8.77	354,016
2003	6.68	8.15	325,133
2002	8.95	6.68	194,438
2001**	10.15	8.95	43,753

*	The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors.”
**	Inception date of the subaccount was 5/1/01.

Goldman Sachs Variable Insurance Trust: Goldman Sachs Mid Cap Value Fund* (Institutional Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	16.63	20.50	92,767
2009	12.63	16.63	103,132
2008	20.40	12.63	122,026
2007	20.04	20.40	169,112
2006	17.50	20.04	176,174
2005	15.72	17.50	181,061
2004	12.67	15.72	167,137
2003	10.00	12.67	156,935
2002	10.64	10.00	111,889
2001**	10.03	10.64	35,761

*	The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors.”
**	Inception date of the subaccount was 5/1/01.

16

Goldman Sachs Variable Insurance Trust: Goldman Sachs Structured Small Cap Equity Fund (Institutional Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	11.08	14.22	27,571
2009	8.78	11.08	31,980
2008	13.53	8.78	38,274
2007	16.43	13.53	38,546
2006	14.83	16.43	18,796
2005	14.18	14.83	10,892
2004	12.36	14.18	5,719
2003	8.59	12.36	1,145
2002	10.24	8.59	831
2001*	10.08	10.24	167

*	Inception date of the subaccount was 5/1/01.

Janus Aspen Series: Janus Aspen Balanced Portfolio (Service Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	13.72	14.63	191,315
2009	11.08	13.72	176,093
2008	13.39	11.08	146,038
2007	12.31	13.39	130,638
2006	11.30	12.31	95,698
2005	10.65	11.30	79,340
2004	9.97	10.65	82,942
2003	8.89	9.97	66,359
2002	9.66	8.89	44,325
2001*	10.07	9.66	2,794

*	Inception date of the subaccount was 5/1/01.

17

Janus Aspen Series: Janus Aspen Forty Portfolio (Institutional Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	7.85	8.26	652,446
2009	5.44	7.85	749,042
2008	9.87	5.44	781,970
2007	7.31	9.87	855,599
2006	6.78	7.31	910,226
2005	6.09	6.78	905,447
2004	5.22	6.09	917,752
2003	4.39	5.22	947,903
2002	5.28	4.39	796,464
2001	6.84	5.28	619,380
2000*	9.30	6.84	175,932

*	Inception date of the subaccount was 4/7/00.

Janus Aspen Series: Janus Enterprise Portfolio (Service Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	10.08	12.48	20,291
2009	7.08	10.08	22,352
2008	12.78	7.08	25,259
2007	10.65	12.78	30,288
2006	9.53	10.65	30,489
2005	8.62	9.53	33,229
2004	7.26	8.62	31,030
2003	5.46	7.26	32,387
2002	7.70	5.46	31,886
2001**	10.01	7.70	23,490

*	The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors.”
**	Inception date of the subaccount was 5/1/01.

PIMCO Variable Insurance Trust: PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) (Administrative Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	14.67	15.70	123,650
2009	12.87	14.67	110,134
2008	13.37	12.87	122,558
2007	13.08	13.37	202,299
2006	12.98	13.08	180,021
2005	12.52	12.98	171,494
2004	12.03	12.52	157,883
2003	11.93	12.03	138,930
2002	11.18	11.93	79,168
2001	10.53	11.18	34,929
2000*	10.13	10.53	1,720

*	Inception date of the subaccount was 6/7/00.

18

PIMCO Variable Insurance Trust: PIMCO VIT Low Duration Portfolio (Administrative Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	14.20	14.74	175,945
2009	12.71	14.20	190,876
2008	12.94	12.71	215,510
2007	12.22	12.94	313,439
2006	11.92	12.22	296,948
2005	11.96	11.92	290,233
2004	11.91	11.96	269,421
2003	11.80	11.91	256,517
2002	11.18	11.80	194,773
2001	10.53	11.18	112,293
2000*	9.98	10.53	8,053

*	Inception date of the subaccount was 5/15/00.

Principal Variable Contracts Funds, Inc. (“PVC”): PVC Equity Income Account (Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	13.25	15.14	273,449
2009	11.21	13.25	306,406
2008	17.26	11.21	363,458
2007	16.67	17.26	462,588
2006	14.34	16.67	425,248
2005	13.22	14.34	253,781
2004	11.29	13.22	143,241
2003	8.82	11.29	80,944
2002	10.24	8.82	59,632
2001**	10.05	10.24	7,672

*	The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors.”.
**	Inception date of the subaccount was 5/1/01.

Principal Variable Contracts Funds, Inc. (“PVC”): PVC MidCap Blend Account (Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	44.85	54.78	23,219
2009	10.61	44.85	27,107
2008	15.31	10.61	111,974
2007	16.89	15.31	128,014
2006	14.69	16.89	77,613
2005	13.17	14.69	69,094
2004	11.69	13.17	67,373
2003	9.30	11.69	60,041
2002	10.54	9.30	49,232
2001**	10.07	10.54	19,753
*	The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors.”
**	Inception date of the subaccount was 5/1/01.

19

Principal Variable Contracts Funds, Inc. (“PVC”): PVC SmallCap Growth Account II (Class 2 Shares)*, **
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	6.83	8.53	40,704
2009	5.27	6.83	44,955
2008	9.10	5.27	50,834
2007*	8.81	9.10	56,449
2006	8.38	8.81	59,650
2005	8.68	8.38	66,612
2004	8.42	8.68	62,519
2003	5.00	8.42	57,862
2002	9.61	5.00	51,022
2001**	10.17	9.61	11,224

*	The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors.”
**	Inception date of the subaccount was 5/1/01.

Principal Variable Contracts Funds, Inc. (“PVC”): Principal Capital Appreciation Fund (Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	11.45	12.99	27,318
2009	8.96	11.45	30,274
2008	13.68	8.96	30,984
2007	12.79	13.68	47,161
2006	11.60	12.79	17,014
2005**	10.05	11.60	2,084

*	The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors.”
**	Inception date of the subaccount was 5/2/05.

Principal Variable Contracts Funds, Inc. (“PVC”): PVC SAM Balanced Portfolio (Class 2 Shares) (Strategic Asset Management (SAM) Portfolios)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	14.11	15.77	969,812
2009	11.57	14.11	1,034,106
2008	15.95	11.57	1,103,030
2007	14.92	15.95	1,199,889
2006	13.71	14.92	1,095,023
2005	13.15	13.71	1,041,915
2004	12.14	13.15	765,221
2003	10.05	12.14	357,490
2002*	9.84	10.05	29,117

*	Inception date of the subaccount was 9/3/02.

20

Principal Variable Contracts Funds, Inc. (“PVC”): PVC SAM Conservative Balanced Portfolio (Class 2 Shares) (Strategic Asset Management (SAM) Portfolios)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	13.72	15.12	177,752
2009	11.53	13.72	165,751
2008	14.51	11.53	220,779
2007	13.70	14.51	215,453
2006	12.81	13.70	177,125
2005	12.44	12.81	161,211
2004	11.70	12.44	135,472
2003	10.15	11.70	75,752
2002*	9.90	10.15	435

*	Inception date of the subaccount was 9/3/02.

Principal Variable Contracts Funds, Inc. (“PVC”): PVC SAM Conservative Growth Portfolio (Class 2 Shares) (Strategic Asset Management (SAM) Portfolios)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	14.04	15.91	901,159
2009	11.36	14.04	970,676
2008	17.26	11.36	1,011,578
2007	16.06	17.26	1,155,309
2006	14.54	16.06	1,012,754
2005	13.82	14.54	777,010
2004	12.56	13.82	573,520
2003	9.92	12.56	307,633
2002*	9.75	9.92	15,242

*	Inception date of the subaccount was 9/3/02.

Principal Variable Contracts Funds, Inc. (“PVC”): PVC SAM Flexible Income Portfolio (Class 2 Shares) (Strategic Asset Management (SAM) Portfolios)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	13.35	14.52	169,512
2009	11.32	13.35	126,156
2008	13.35	11.32	91,501
2007	12.79	13.35	107,736
2006	12.16	12.79	70,574
2005	11.96	12.16	76,407
2004	11.42	11.96	82,119
2003	10.24	11.42	17,038
2002*	9.97	10.24	3,059

*	Inception date of the subaccount was 9/3/02.

21

Principal Variable Contracts Funds, Inc. (“PVC”): PVC SAM Strategic Growth Portfolio (Class 2 Shares) (Strategic Asset Management (SAM) Portfolios)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2010	14.00	16.04	578,277
2009	11.18	14.00	589,198
2008	18.15	11.18	616,753
2007	16.83	18.15	617,668
2006	15.14	16.83	574,237
2005	14.28	15.14	491,988
2004	12.87	14.28	411,883
2003	9.83	12.87	199,785
2002*	9.68	9.83	3,532

*	Inception date of the subaccount was 9/3/02.

Addition, Deletion or Substitution of Investments

In the event of any substitution or change of the underlying portfolios, we may (by appropriate endorsement, if necessary) change the Contract to reflect the substitution or change. If we consider it to be in the best interest of owners and annuitants, and subject to any approvals that may be required under applicable law, the variable account may be operated as a management investment company under the 1940 Act, it may be deregistered under that Act if registration is no longer required, it may be combined with other of our variable accounts, or the assets may be transferred to another variable account. In addition, we may, when permitted by law, restrict or eliminate any voting rights you have under the Contracts.

Resolving Material Conflicts

The funds currently sell shares to registered separate accounts of insurance companies other than us to support other variable annuity contracts and variable life insurance contracts. In addition, our other separate accounts and separate accounts of other affiliated life insurance companies may purchase some of the funds to support other variable annuity or variable life insurance contracts. Moreover, qualified retirement plans may purchase shares of some of the funds. As a result, there is a possibility that an irreconcilable material conflict may arise between your interests as a Contract owner and the interests of persons owning other contracts investing in the same funds. There is also the possibility that a material conflict may arise between the interests of owners generally, or certain classes of owners, and participating qualified retirement plans or participants in such retirement plans.

We currently do not foresee any disadvantages to you that would arise from the sale of fund shares to support variable life insurance contracts or variable annuity contracts of other companies or to qualified retirement plans. However, the management of each fund will monitor events related to its fund in order to identify any material irreconcilable conflicts that might possibly arise as a result of such fund offering its shares to support both variable life insurance contracts and variable annuity contracts, or support the variable life insurance contracts and/or variable annuity contracts issued by various affiliated and unaffiliated insurance companies. In addition, the management of the funds will monitor the funds in order to identify any material irreconcilable conflicts that might possibly arise as a result of the sale of its shares to qualified retirement plans, if applicable.

In the event of such a conflict, the management of the appropriate fund would determine what action, if any, should be taken in response to the conflict. In addition, if we believe that the response of the funds to any such conflict does not sufficiently protect you, then we will take our own appropriate action, including withdrawing the variable account’s investment in such funds, as appropriate.

22

Voting Rights

We determine the number of votes you may cast by dividing your Contract Value in a subaccount by the net asset value per share of the portfolio in which that subaccount invests. We determine the number of votes available to you as of the same date that the fund establishes for determining shareholders eligible to vote at the relevant meeting of the portfolio’s shareholders. We will solicit voting instructions by sending you written materials before the fund’s meeting in accordance with the fund’s procedures.

Third Party Administration Agreement

We have entered into a Master Administration Agreement (the “Agreement”) with McCamish Systems, L.L.C. (registered and known as “McCamish Systems, LLC Insurance Administrators” in the State of California only) (“McCamish”), a limited liability company organized and existing under the laws of Georgia. McCamish has its principal business address at 6452 Powers Ferry Road, Third Floor, Atlanta, Georgia 30339. Under the Agreement, McCamish provides, at the Service Center, significant administrative services for the Contract and the Variable Account, including the processing of all premium payments, requests for transfers, partial withdrawals, and surrenders, and the calculation of accumulation unit values for each Contract and the variable account.

Safekeeping of Variable Account Assets

We hold the title to the assets of the variable account. The assets are kept physically segregated and held separate and apart from our general account assets and from the assets in any other separate account. We and our agent, McCamish, maintain records of all purchases and redemptions of portfolio shares held by each of the subaccounts. Additional protection for the assets of the variable account is provided by a blanket fidelity bond issued by Federal Insurance Company to Farmers Group, Inc., providing coverage of $30,000,000 in the aggregate and $15,000,000 per occurrence (subject to a $1,000,000 deductible) for all officers and employees of Farmers Group, Inc.

Distribution of the Contracts

We offer the Contracts on a continuous basis. We anticipate continuing to offer the Contracts, but reserve the right to discontinue the offering.

FFS serves as the principal underwriter for the Contracts. FFS is a Nevada limited liability company and its home office is located at 30801 Agoura Road, Bldg. 1, Agoura Hills, California 91301. FFS is affiliated with Farmers through Farmers’ parent that provides management-related services to the parent companies of FFS. FFS is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates. FFS is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”), and of the Securities Investor Protection Corporation. Currently, the Contracts are sold through FFS’ sales representatives who are appointed as our insurance agents.

We pay commissions to FFS for sales of the Contracts by its sales representatives. FFS received sales commissions with respect to the Contracts in the following amounts during the periods indicated:

Fiscal year	Aggregate Amount of Commissions Paid to FFS*	Aggregate Amount of Commissions Retained by FFS as Principal Underwriter
2008	$2,632,579.07	0
2009	$2,027,148.70	0
2010	$1,948,843.57	0

*	Includes sales compensation paid to registered persons of FFS.

23

FFS passes through commissions it receives as principal underwriter and does not retain any portion of it in return for its services as principal underwriter for the Contracts. As a selling firm, FFS retained approximately $576,216 in commissions in 2010.

We pay for certain of FFS’ operating and other expenses, including overhead, legal, and accounting fees. We may also pay for certain sales expenses of FFS: sales representative training materials; marketing materials and advertising expenses; and certain other expenses of distributing the Contracts. In addition, we contribute indirectly to the deferred compensation for FFS’ sales representatives and managers. FFS’ sales representatives and their managers are also eligible for various cash benefits, such as production incentive bonuses, insurance benefits and financing arrangements, and non-cash compensation items that we and our affiliates may provide jointly with FFS.

We may pay FFS additional cash amounts for: (1) exclusively offering the Contracts; (2) sales promotions relating to the Contracts; (3) costs associated with sales conferences and educational seminars for FFS’ sales representatives; and (4) other sales expenses incurred by them. We may make bonus payments to FFS based on aggregate sales or persistency standards.

Legal Matters

Patrick J. Carty, Vice President, Corporate Secretary, and General Counsel, Farmers New World Life Insurance Company, has passed upon all matters relating to Washington law pertaining to the Contracts, including the validity of the Contracts and the Company’s authority to issue the Contracts.

Experts

The financial statements and schedules of Farmers New World Life Insurance Company as of December 31, 2010 and 2009 and for each of the years ended December 31, 2010, 2009 and 2008 (prepared in conformity with accounting practices prescribed or permitted by the Office of the Insurance Commissioner of the State of Washington as described in Note 2 of the financial statements); and the financial statements of Farmers Annuity Separate Account A as of December 31, 2010 and for each of the periods ended December 31, 2010 and 2009 included in this SAI have been so included in reliance on the reports of PricewaterhouseCoopers LLP, 1420 Fifth Avenue, Suite 1900, Seattle, Washington 98101, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

Other Information

We have filed a registration statement with the SEC under the Securities Act of 1933, as amended, with respect to the Contracts discussed in this Statement of Additional Information. The Statement of Additional Information does not include all of the information set forth in the registration statement, amendments and exhibits. Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the SEC.

Financial Statements

The audited statutory financial statements of Farmers New World Life Insurance Company as of December 31, 2010 and 2009, and for each of the years ended December 31, 2010, 2009 and 2008, prepared in accordance with accounting practices prescribed or permitted by the Office of the Insurance Commissioner of the State of Washington, which include the Report of Independent Auditors, are included in the SAI. You should consider the financial statements of Farmers New World Life Insurance Company as bearing only upon our ability to meet our obligations under the Policies.

The audited financial statements of Farmers Annuity Separate Account A as of December 31, 2010 and for the periods ended December 31, 2010 and 2009, as well as the Report of the Independent Registered Public Accounting Firm, are included in the SAI.

24

Index to Financial Statements

Farmers New World Life Insurance Company

Report of Independent Auditors

Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus as of December 31, 2010 and 2009

Statutory Statements of Operations for the Years Ended December 31, 2010, 2009 and 2008

Statutory Statements of Changes in Capital and Surplus for the Years Ended December 31, 2010, 2009 and 2008

Statutory Statements of Cash Flows for the Years Ended December 31, 2010, 2009 and 2008

Notes to Statutory Financial Statements

Supplemental Schedule of Assets and Liabilities for the Years Ended December 31, 2010

Supplemental Summary Investment Schedule and Investment Risk Interrogatories for the Year Ended December 31, 2010

Farmers Annuity Separate Account A

Report of Independent Registered Public Accounting Firm

Statement of Assets and Liabilities as of December 31, 2010

Statement of Operations for the Period Ended December 31, 2010

Statements of Changes in Net Assets for the Periods Ended December 31, 2010 and 2009

Notes to Financial Statements

F-1

Farmers New World Life

Insurance Company

(A wholly-owned subsidiary of Farmers Group, Inc.)

Statutory Financial Statements

As of December 31, 2010 and 2009 and

For the Years Ended December 31, 2010, 2009 and 2008

And Supplemental Schedules

As of and for the Year Ended December 31, 2010

Farmers New World Life Insurance Company

(A wholly-owned subsidiary of Farmers Group, Inc.)

Index to the Statutory Financial Statements and Supplemental Schedules

Report of Independent Auditors

To the Board of Directors and Stockholder of

Farmers New World Life Insurance Company:

We have audited the accompanying statutory statements of admitted assets, liabilities and capital and surplus of Farmers New World Life Insurance Company (the “Company”) as of December 31, 2010 and 2009, and the related statutory statements of operations, changes in capital and surplus, and cash flows for the years ended December 31, 2010, 2009 and 2008. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Office of the Insurance Commissioner of the State of Washington, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2010 and 2009, or the results of its operations or its cash flows for the years ended December 31, 2010, 2009 and 2008.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2010 and 2009, and the results of its operations and its cash flows for the years ended December 31, 2010, 2009 and 2008, on the basis of accounting described in Note 2.

As discussed in Note 2 to the statutory financial statements, during 2009, the Company adopted new accounting guidance related to other-than-temporary impairments for loan-backed and structured securities, new accounting guidance related to deferred income taxes and changed the methodology used to calculate deferred premiums.

Our audit was conducted for the purpose of forming an opinion on the basic statutory financial statements taken as a whole. The accompanying Supplemental Schedule of Assets and Liabilities and the Summary Investment Schedule and Investment Risk Interrogatories (collectively referred to as the “supplemental schedules”) of the Company as of December 31, 2010 and for the year then ended are presented for purposes of additional analysis and are not a required part of the basic statutory financial statements. The effects on the supplemental schedules of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material. As a consequence, the supplemental schedules do not present fairly, in conformity with accounting principles generally accepted in the United States of America, such information of the Company as of December 31, 2010 and for the year then ended. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the basic statutory financial statements and, in our opinion, are fairly stated in all material respects in relation to the basic statutory financial statements taken as a whole.

/s/ PricewaterhouseCoopers LLP

Seattle, Washington

April 27, 2011

1

Farmers New World Life Insurance Company

(A wholly-owned subsidiary of Farmers Group, Inc.)

Statutory Statements of Admitted Assets, Liabilities and

Capital and Surplus

December 31, 2010 and 2009

(in thousands of dollars)	2010	2009

Admitted Assets
Bonds, at amortized cost (market value of $5,756,084 and $5,460,751)	$5,429,833	$5,407,924
Preferred stocks, at cost or amortized cost (market value of $126 and $214)	72	214
Common stocks (cost of $45,000 and $45,000)	-	-
Mortgage loans on real estate, net of allowance for uncollectible loans	18	22
Investment real estate
Properties held for the generation of income, net	80,587	47,711
Properties held for sale, net	-	5,408
Contract loans	294,972	289,216
Other invested assets	39,097	46,162
Receivables for securities	93	2,215
Cash, cash equivalents and short-term investments	180,958	138,966

Total cash and invested assets	6,025,630	5,937,838

Accrued investment income	69,385	67,547
Deferred and uncollected premiums	104,369	122,303
Other assets	51,375	51,270
Current federal income tax recoverable and interest thereon	8,328	20,426
Net deferred tax asset	137,057	130,197
Electronic data processing equipment, net of depreciation	2	19
Separate accounts	462,623	409,994

Total admitted assets	$6,858,769	$6,739,594

Liabilities
Aggregate reserves for life and annuity policies	$5,041,600	$4,988,002
Aggregate reserves for accident and health policies	1,824	1,436
Contract claims	44,600	37,263
Liability for deposit-type contracts	454,094	467,962
General expenses due and accrued	25,234	27,053
Taxes, licenses, and fees due and accrued	4,977	5,834
Unearned investment income	510	553
Amounts withheld or retained by the Company as agent or trustee	426	378
Amounts held for agents’ account	5,429	5,174
Remittances and items not allocated	8,737	14,407
Interest maintenance reserve	2,614	-
Asset valuation reserve	19,249	-
Securities lending collateral liability	64,636	50,335
Other liabilities	50,682	57,075
Separate accounts	462,623	409,994

Total liabilities	6,187,235	6,065,466

Capital and Surplus
Common capital stock ($1 par value, 25,000,000 shares authorized, 6,600,000 shares issued and outstanding December 31, 2010 and 2009, respectively)	6,600	6,600
Gross paid-in and contributed surplus	3,199	3,199
Aggregate write-ins for special surplus funds	54,350	53,621
Unassigned surplus	607,385	610,708

Total capital and surplus	671,534	674,128

Total liabilities and capital and surplus	$6,858,769	$6,739,594

The accompanying notes are an integral part of these statutory financial statements.

2

Farmers New World Life Insurance Company

(A wholly-owned subsidiary of Farmers Group, Inc.)

Statutory Statements of Operations

Years Ended December 31, 2010, 2009 and 2008

(in thousands of dollars)	2010	2009	2008

Revenues
Premiums and annuity considerations	$610,704	$600,688	$623,848
Net investment income, excluding realized gains and losses	320,544	316,902	315,404
Amortization of interest maintenance reserve	806	2,291	20,630
Commissions and expense allowances on reinsurance ceded	133,471	126,112	120,562
Reserve adjustments on reinsurance ceded	(26,383)	(46,608)	(51,505)
Other	6,659	9,613	11,747

Total revenues	1,045,801	1,008,998	1,040,686

Benefits and expenses
Death and other benefits	230,084	215,675	219,397
Surrender benefits and other fund withdrawals	254,460	242,360	286,858
Interest on policy or contract funds	22,282	21,995	21,233
Increase in aggregate reserves	65,934	57,871	41,614
Commissions	84,115	80,132	88,099
General insurance expenses	178,590	179,822	176,684
Taxes, licenses and fees	20,201	21,017	21,658
Increase in loading on deferred and uncollected premuims	3,446	2,503	273
Transfers to separate accounts	(1,047)	2,901	10,867
Aggregate write-ins for deductions	140	22	31

Total benefits and expenses	858,205	824,298	866,714

Net gain from operations before federal income taxes and realized capital gains/(losses)	187,596	184,700	173,972
Federal income taxes	63,884	53,652	41,201

Net gain from operations before realized capital gains/(losses)	123,712	131,048	132,771
Net realized capital gains/(losses), less capital gains/(losses) taxes of $(5,729), $(6,964) and $7,795 and transfers to interest maintenance reserve of $6,105, $(22,095) and $13,904 at December 31, 2010, 2009, and 2008, respectively	679	(144,357)	(108,727)

Net income (loss)	$124,391	$(13,309)	$24,044

The accompanying notes are an integral part of these statutory financial statements.

3

Farmers New World Life Insurance Company

(A wholly-owned subsidiary of Farmers Group, Inc.)

Statutory Statements of Changes in Capital and Surplus

Years Ended December 31, 2010, 2009 and 2008

(in thousands of dollars)	Common Capital Stock	Gross Paid-In and Contributed Surplus	Aggregate Write-ins for Special Purpose Funds	Unassigned Surplus	Total Capital and Surplus
Balances at December 31, 2007	$6,600	$3,199	$-	$631,456	$641,255
Net income	-	-	-	24,044	24,044
Change in net unrealized capital losses	-	-	-	(61,645)	(61,645)
Change in net deferred taxes	-	-	-	29,841	29,841
Change in nonadmitted assets	-	-	-	(40,296)	(40,296)
Cumulative effect of change in accounting principle	-	-	-	1,168	1,168
Change in reserve on account of change in valuation basis	-	-	-	(968)	(968)
Change in asset valuation reserve	-	-	-	50,442	50,442
Dividend to stockholder	-	-	-	(89,800)	(89,800)
Aggregate write-ins for gains and losses in surplus	-	-	-	(872)	(872)

Balances at December 31, 2008	6,600	3,199	-	543,370	553,169
Net loss	-	-		(13,309)	(13,309)
Change in net unrealized capital losses	-	-		5,555	5,555
Change in net deferred taxes	-	-		31,895	31,895
Change in nonadmitted assets	-	-		10,607	10,607
Cumulative effect of changes in accounting principle	-	-		32,590	32,590
Change in SSAP No. 10R net deferred income taxes	-	-	53,621	-	53,621

Balances at December 31, 2009	6,600	3,199	53,621	610,708	674,128
Net Income	-	-	-	124,391	124,391
Change in net unrealized capital gains	-	-	-	3,813	3,813
Change in net deferred taxes	-	-	-	(10,725)	(10,725)
Change in nonadmitted assets	-	-	-	19,436	19,436
Cumulative effect of change in accounting principle	-	-	-	(12,937)	(12,937)
Change in reserve on account of change in valuation basis	-	-	-	11,948	11,948
Change in asset valuation reserve	-	-	-	(19,249)	(19,249)
Dividends to stockholder	-	-	-	(120,000)	(120,000)
Change in SSAP No. 10R net deferred income taxes	-	-	729	-	729

Balances at December 31, 2010	$6,600	$3,199	$54,350	$607,385	$671,534

The accompanying notes are an integral part of these statutory financial statements.

4

Farmers New World Life Insurance Company

(A wholly-owned subsidiary of Farmers Group, Inc.)

Statutory Statements of Cash Flows

Years Ended December 31, 2010, 2009 and 2008

(in thousands of dollars)	2010	2009	2008

Cash from operations
Premiums collected net of reinsurance	$612,339	$603,568	$629,785
Net investment income	319,409	313,336	322,513
Miscellaneous income	140,130	135,724	132,309

Cash provided by operating activities	1,071,878	1,052,628	1,084,607

Benefits and loss related payments	533,361	522,286	552,898
Net transfers to separate accounts	(1,870)	7,640	(826)
Commissions, expenses paid and write-ins	282,983	288,141	295,105
Federal and foreign income taxes paid	45,329	62,924	44,911

Cash used in operating activities	859,803	880,991	892,088

Net cash from operations	212,075	171,637	192,519

Cash from investments
Bonds	848,511	881,599	559,305
Common and preferred stocks	-	-	-
Mortgage loans	4	25	27
Other invested assets	33,857	129,898	18,555
Net gains on cash, cash equivalents and short term investments	24	177	620
Miscellaneous proceeds	8,111	9,177	6,779

Cash provided by investing activities	890,507	1,020,876	585,286

Bonds	872,304	1,264,640	536,495
Common and preferred stocks	-	-	-
Real estate	31,193	1,900	654
Other invested assets	22,760	11,963	12,603
Miscellaneous applications	14,301	21,940	9,046

Cash paid for investing activities	940,558	1,300,443	558,798
Net increase in contract loans and premium notes	5,756	13,880	12,330

Net cash (used in) provided by investments	(55,807)	(293,447)	14,158

Cash from financing and miscellaneous sources
Net deposits (withdrawals) on deposit-type contracts and other insurance liabilities	(13,951)	17,410	10,707
Dividends to stockholder	(120,000)	-	(89,800)
Other cash provided (applied)	19,675	54,522	(325,964)

Net cash provided by (used in) financing and miscellaneous sources	(114,276)	71,932	(405,057)

Net change in cash, cash equivalents and short-term investments	41,992	(49,878)	(198,380)
Cash, cash equivalents and short-term investments
Beginning of year	138,966	188,844	387,224

End of year	$180,958	$138,966	$188,844

The accompanying notes are an integral part of these statutory financial statements.

5

Farmers New World Life Insurance Company

(A wholly-owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2010 and 2009

1.	Nature of Operations

The Company

The accompanying financial statements include the accounts of Farmers New World Life Insurance Company (the “Company”), a wholly-owned subsidiary of Farmers Group, Inc. (“FGI”), whose ultimate parent is Zurich Financial Services Group (“ZFS”). FGI has attorney-in-fact relationships with three inter-insurance exchanges: Farmers Insurance Exchange, Fire Insurance Exchange, and Truck Insurance Exchange (the “Exchanges” or the “P&C Group”).

The Company is a stock life insurance company domiciled in the state of Washington and is subject to regulation by the Office of Insurance Commissioner of the State of Washington (“OIC”). It is also subject to regulation by the states in which it transacts business. The Company owns 100% of the common stock of Leschi Life Assurance Company (“Leschi”), a special purpose financial captive, which is domiciled and licensed in the state of South Carolina.

Nature of Operations

The Company concentrates its sales activities in the individual life insurance and annuity markets. Principal lines of business include traditional whole life, universal life and variable universal life, as well as term life insurance products. Additionally, the Company offers flexible and single premium deferred annuities, single premium immediate annuities, and variable annuity products.

The Company and the Exchanges operate using federally registered trade names, including Farmers Insurance Group of Companies, Farmers Insurance Group, Farmers, Farmers New World Life and Farmers Life. The Company and the Exchanges distribute their respective insurance products through a common network of direct writing agents and district managers. As of December 31, 2010, this network consisted of approximately 13,889 direct writing agents and approximately 522 district managers, each of whom is an independent contractor.

Each agent is required to first submit business to the insurers in the Farmers Insurance Group of Companies within the classes and lines of business written by such insurers.

The Company is currently licensed in 49 states and the District of Columbia.

Business Risks

The Company operates in a business environment that is subject to various risks and uncertainties, including but not limited to, mortality risk, market risk, interest rate risk and legal and regulatory changes. The Company is subject to various state and federal regulatory authorities. The potential exists for changes in regulatory initiatives that can result in additional, unanticipated expenses to the Company.

Existing federal laws and regulations affect the taxation of life insurance products and insurance companies. There can be no assurance as to what, if any, future legislation might be enacted, or if enacted, whether such legislation would include provisions with possible negative effects on the Company’s life, accident and health or annuity products.

2.	Summary of Significant Accounting Policies

Basis of Presentation

The financial statements have been prepared in conformity with accounting practices prescribed or permitted by the OIC.

6

Farmers New World Life Insurance Company

(A wholly-owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2010 and 2009

The OIC only recognizes statutory accounting practices prescribed or permitted by the State of Washington for reporting the financial condition and results of operations of an insurance company for the purposes of determining its compliance with the Washington Insurance Law. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual version effective January 1, 2001 (“NAIC SAP”) has been adopted as a component of prescribed or permitted practices by the State of Washington. The Commissioner of Insurance of the OIC has the power to permit other specific practices that may deviate from prescribed practices.

The Company had two permitted practices that differ from those found in the Revised Code of Washington (“RCW”) as of December 31, 2010 and 2009. One is related to the requirement to nonadmit real property in excess of limitations as stated in the RCW 48.13.170. With explicit permission of the Commissioner of Insurance of the OIC, the Company held real estate as admitted assets beyond the five year stated limitation for disposition of real estate acquired through foreclosure. However, this permitted practice does not result in a difference between the amounts reported in the Company’s annual statement and NAIC SAP as NAIC SAP has no limitation period for disposal of real estate acquired through foreclosure. This permitted practice will expire for periods beginning after December 31, 2010. As of December 31, 2010 and 2009, the Company owned $3,336,000 and $3,401,000 in real estate acquired through foreclosure, respectively.

The Company’s second permitted practice relates to mutual fund limitations. Under Washington State Insurance code RCW 48.13.240(3), a mutual fund is classified as a miscellaneous investment and investment in a single entity’s mutual fund is limited to no more than one percent (1%) of an insurer’s assets. The Company, based on an order granting approval of special consent from the OIC, is permitted to invest up to four percent (4%) of its assets in a single entity’s mutual funds and to acquire and hold a single entity’s or entities’ NAIC exempt listed mutual funds in an unlimited amount of the Company’s assets, effective October 1, 2009 and expiring at December 31, 2010. As of December 31, 2010 and December 31, 2009 the Company held $90,452,000 or 1.3% and $70,396,000 or 1.04%, respectively, of admitted assets in a single entity’s mutual fund. There is no impact to the net income, capital and surplus or the risk-based capital of the company as a result of this permitted practice based on NAIC Accounting Practices and Procedures and the Annual Statement Instructions.

A reconciliation of the Company’s capital and surplus between NAIC SAP and practices prescribed or permitted by the OIC are shown below as of December 31, 2010 and 2009. These practices prescribed or permitted by the OIC do not have an impact on net income.

	0000000000000	0000000000000
(in thousands of dollars)	2010	2009

Capital and surplus per Annual Statement	$671,534	$674,128

OIC permitted practice (RCW 48.13.170) Real estate	-	-

OIC permitted practice (RCW 48.13.240) Mutual fund	-	-

Net change	-	-

Capital and surplus, NAIC SAP	$671,534	$674,128

7

Farmers New World Life Insurance Company

(A wholly-owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2010 and 2009

The effects on the financial statements of the variances between statutory basis of accounting and accounting principles generally accepted in the United States of America (“GAAP”), although not reasonably determinable, are presumed to be material. Statutory accounting practices differ from GAAP in the following respects:

Investments

Investments in bonds are stated at amortized cost or at values required by the NAIC. Under GAAP, bonds are carried at fair value or amortized cost based upon management’s intent as to whether bonds are available for sale or will be held until maturity.

In determining fair market value for the majority of securities, quotes were obtained from third party sources. If quotes from these sources were not available, a broker estimate was used.

Changes between cost and admitted asset investment amounts are credited and charged directly to unassigned surplus rather than net of amortization and tax, to a separate component of stockholder’s equity and other comprehensive income.

Asset Valuation Reserve

The asset valuation reserve (“AVR”) is determined by NAIC prescribed formulas, which establish a provision for the risk of asset defaults, and is reported as a liability with changes recorded directly to unassigned surplus. Under GAAP, no such liability is established.

Interest Maintenance Reserve

An interest maintenance reserve (“IMR”) is provided as required by the NAIC in order to defer certain realized investment gains and losses, net of tax, related to interest rate fluctuations, and to amortize such gains and losses through operating income over the remaining life of the securities sold. Any net unamortized deferred losses are nonadmitted and charged directly to unassigned surplus. No such reserve is required by GAAP.

Life Policy and Contract Reserves

Life policy and contract reserves under statutory accounting practices are based on statutory mortality, morbidity, and interest requirements without consideration of withdrawals and Company experience. GAAP requires that policy reserves for traditional products be based upon the net level premium method utilizing management’s best estimate of mortality, interest, and withdrawals prevailing when the policies were sold; for interest sensitive products, the GAAP policy reserve is determined using the retrospective deposit method and is equal to the policy fund balance, before surrender charges.

Acquisition Costs

Under statutory accounting practices, costs of acquiring new business are charged to operations in the year such costs are incurred. Under GAAP, such costs are deferred and amortized over the premium-paying period of the policies for traditional products, or as a level percentage of gross profits for interest sensitive products.

Recognition of Revenue and Related Expenses

Under statutory accounting practices, premiums are recognized as revenues when due. For GAAP purposes, premiums for traditional life insurance products, which include those products with fixed and guaranteed premiums and benefits and consist principally of whole and term life insurance policies, are recognized as revenues when due. Revenues for universal life insurance policies and for investment products consist of policy charges for the cost of insurance, interest earned, policy administration charges, and surrender charges assessed against policyholder account balances during the year. Expenses related to these products include interest credited to policy account

8

Farmers New World Life Insurance Company

(A wholly-owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2010 and 2009

balances, benefit claims incurred in excess of policy account balances and commissions and expense allowances on reinsurance assumed. Revenues also include commissions and expense allowances on reinsurance ceded and reserve adjustments on reinsurance ceded. Under statutory accounting practices, deferred premiums, representing gross premiums less loading, are reported as an admitted asset. Under GAAP, uncollected premiums are stated at gross amounts and deferred premiums are reflected as a reduction of the related aggregate reserve.

Reinsurance

Under statutory accounting practices, reinsurance reserves and reinsurance recoverable on unpaid claims on reinsured business are netted in aggregate reserves and the liability for life policy claims, respectively. Under GAAP, these reinsurance amounts are reflected as an asset.

Federal Income Taxes

Under statutory accounting practices, deferred income taxes are provided for temporary differences between the financial statement and tax bases of assets and liabilities at the end of each year based on enacted tax rates. In addition to a valuation allowance, net deferred tax assets are limited to their admissible amount according to a prescribed formula. Changes in deferred income tax assets and liabilities are reported as adjustments to surplus. Under GAAP, changes in deferred income taxes are included in income tax expense or benefit and are allocated to continuing operations, discontinued operations, extraordinary items and items charged directly to shareholders’ equity. Additionally, under GAAP, deferred income tax assets are reduced by a valuation allowance if it is more likely than not that some portion or all of the deferred tax assets will not be realized.

Nonadmitted Assets

Under statutory accounting practices, certain assets are considered nonadmitted assets for statutory purposes and any changes in such assets are credited or charged directly to unassigned surplus. There are no nonadmitted assets for GAAP purposes.

Statement of Cash Flows

The statutory basis statement of cash flows is presented as required and differs from the GAAP presentation.

Use of Estimates

The preparation of financial statements in conformity with accounting practices prescribed or permitted by the OIC requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Separate Accounts

The Company issues variable universal life (“VUL”) and deferred variable annuity contracts. The assets and liabilities held for VUL, Farmers EssentialLife VUL, Accumulator VUL and deferred variable annuity contracts are held in the Separate Accounts (the “Accounts”), which are legally segregated from the general assets of the Company. As of December 31, 2010, there were 36 sub-accounts available for the VUL products, 47 sub-accounts available for variable annuity, 34 sub-accounts available for Farmers EssentialLife VUL and 23 sub-accounts available for the Accumulator VUL product. The sub-accounts invest in underlying mutual fund portfolios. Shares of each portfolio are purchased and redeemed at net asset value, without a sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in

9

Farmers New World Life Insurance Company

(A wholly-owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2010 and 2009

shares of that same portfolio. The deposits collected for variable contracts are invested at the direction of the contract holders in the sub-accounts that comprise the Accounts. Absent any contract provisions wherein the Company contractually guarantees either a minimum return or account value, the contract holders bear the investment risk that the sub-accounts may not meet their stated objectives.

The assets of the Accounts are carried at fair value. The Accounts’ liabilities represent the contract holders’ claims to the related assets. Investment income and realized capital gains and losses of the Accounts accrue directly to the contract holders and, therefore, are not included in the Company’s statutory basis statements of operations. Mortality, policy administration, and surrender charges to all accounts are included in the revenues of the Company.

Aggregate Reserves for Life and Annuity Policies

Life reserves are based on mortality tables approved by the NAIC using statutory specified interest rates and valuation methods that provide, in the aggregate, reserves that are greater than or equal to the minimum required by the OIC.

•

Reserves for life insurance are based on the American Experience, 1941, 1958, 1980 or 2001 Commissioner’s Standard Ordinary (“CSO”) and Commissioners Extended Term (“CET”) mortality tables with interest rates from 2.25% to 6.00%. For certain term insurance plans issued on or after January 1, 2000, the Company calculates deficiency reserves using valuation mortality rates representative of actual Company experience, as permitted by the Valuation of Life Insurance Policies Model Regulation of the NAIC.

•

Reserves for deferred annuities, including variable annuities, are based on 1971 Individual Annuity Mortality (“IAM”), 1983 Table A, Annuity 2000, or 1994 Guaranteed Minimum Death Benefit mortality tables with interest rates from 3.00% to 6.00%.

•	Reserves for equity-indexed annuities are based on 1983 Table A or Annuity 2000 mortality tables with interest rates from 4.50% to 5.75%.

•

Reserves for immediate annuity contracts, other than structured settlements, are based on the Annuity Table for 1949, 1971 IAM, 1983 Table A or Annuity 2000 mortality tables with interest rates from 3.00% to 4.50%.

•

Reserves for structured settlement annuities are based on the 1983 Table A mortality table with interest rates from 4.75% to 7.00%. The reserves held for structured settlement annuity contracts with a substandard rating are based on a rated age approach and are compliant with the approach specified by Actuarial Guideline 9A of the NAIC.

The Company waives deduction of deferred fractional premiums upon the death of the insured. For all plans, with the exception of its universal life plans, any portion of the final premium beyond the month of death is returned. For universal life plans, premiums beyond the date of death are not refunded. Surrender values are not promised in excess of the legally computed reserves.

For certain universal life policies, reserves for substandard lives are not separately identified and are calculated in the aggregate. For all other life policies, substandard lives are charged an extra premium plus the regular gross premium for the rated issue age. For the Farmers Level Term 2000 plan group, the reserve is the standard interpolated terminal reserve at the rated age, plus the regular net unearned premium reserve at the rated age, plus an additional gross unearned

10

Farmers New World Life Insurance Company

(A wholly-owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2010 and 2009

premium reserve using the substandard extra premium charge for the premium payment mode. For all other plan groups, mean reserves are determined by computing the regular mean reserve for the plan at the rated age and holding, in addition, a substandard reserve of one-half of the annualized substandard extra premium charge. The reserves held for structured settlement annuity contracts with a substandard rating are based on a rated age approach.

As of December 31, 2010 and 2009, the Company had approximately $20,465,408,000 and $14,936,070,000, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the OIC. The Company does not utilize anticipated investment income as a factor in the premium deficiency calculation.

For tabular interest on annuities involving life contingencies, the tabular less actual reserve released, and the tabular cost have been determined by formula. For annuities and other deposits not involving life contingencies the tabular interest was determined by one of the following methods: 1) serially using the actual interest credited to funds on deposit for the year, or 2) estimated in the aggregate from the beginning and the ending balances, assuming a uniform distribution of cash flows during the year, and the average statutory valuation interest rate.

Unpaid Loss/Claim Adjustment Expenses

The Company accrues an operating expense for the cost of settling benefit claims incurred in the current period, with settlement in future periods. The estimate is based upon the time duration of expected transactions and the total expected costs of settlement, including overhead expenses for each transaction. The balance in the liability for the unpaid loss/claim adjustment expense as of December 31, 2010 and 2009 was approximately $779,000 and $513,000, respectively.

Reinsurance

Premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves and claim liabilities have been reported as reductions of these items.

Investments

Investments are valued as prescribed by the NAIC and as required by the OIC. All security transactions are recorded on a trade date basis. Investments are recorded on the following bases:

•

Bonds – at cost, adjusted for amortization of premium or discount. Bonds with NAIC designations of 6 are reported at the lower of amortized cost or fair value. Discount or premium on bonds is amortized using the interest method on a retrospective basis. A yield to worst amortization method is used to take into consideration any bond call or sinking fund feature. Loan-backed securities are amortized using the interest method including anticipated prepayments at the date of purchase. Prepayment assumptions are obtained from broker dealer surveys or internal estimates and are based on the current interest rate and economic environment. Significant changes in estimated cash flows from the original purchase assumptions are accounted for using the retrospective method except for high-risk securities, which use the prospective method. The Company uses the retrospective method and has elected to use book value as of January 1, 1994, as the cost for loan-backed securities purchased prior to January 1, 1994, where historical cash flows are not readily available.

11

Farmers New World Life Insurance Company

(A wholly-owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2010 and 2009

•

Preferred stocks – Preferred stocks with NAIC designations of 1 through 3 with characteristics of debt securities are reported at cost or amortized cost. Preferred stocks with NAIC designations of 1 to 3 with characteristics of equity securities are reported at cost. All other preferred stocks are reported at amortized cost or the lower of amortized cost or fair value, depending on their NAIC designation.

•

Common stocks – The Company has sole ownership in a subsidiary, Leschi. It was accounted for under the equity method. As of December 31 2009, the Company ceased applying the equity method when the carrying value of Leschi was reduced to zero because the Company has not guaranteed any of the obligations of Leschi and is not committed to providing further financial support for Leschi.

•

Mortgage loans – at the aggregate unpaid balance. The Company measures impaired loans based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, as a practical expedient, at the loan’s observable market price or the fair value of the collateral, if the loan is collateral dependent. The Company had no impaired loans as of December 31, 2010 and 2009. The maximum percentage of any one loan to the value of the security at the origination date of the loan is 75%.

•

Real estate, including related improvements – at the depreciated historical cost or market if impaired. Depreciation is provided on a straight-line basis over 30 years, which is the estimated life of the properties. Real estate acquired in satisfaction of debt is recorded at estimated fair value at the date of foreclosure. Accumulated depreciation for real estate as of December 31, 2010 and 2009 is approximately $32,657,000 and $23,680,000, respectively. Cost is adjusted for impairment whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable. Impaired real estate is written down to the estimated fair value with the impairment loss being included in realized losses. Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks.

•	Contract loans – at unpaid balances, not in excess of policy cash surrender value.

•	Other invested assets – These balances consist of the Company’s investment in joint ventures, hedge funds, securities lending reinvested assets and call options.

•

Joint ventures, hedge funds and partnerships – The Company’s investment in joint ventures, hedge funds and partnerships are reported based upon the Company’s proportionate share of the underlying equity of the investee with changes in value being recorded as a component of net unrealized gains or losses in surplus. The Company recognized total impairment losses of $25,000 and $30,942,000 for its investments in Joint Ventures, Partnerships and Limited Liability Companies for the periods ended December 31, 2010 and 2009, respectively. The circumstances leading to impairments were the other-than-temporary declines of the fair value of these investments.

•

Standard & Poor’s 500 Composite Stock Price Index (“S&P 500”) call options are purchased as economic hedges against the interest liabilities generated on the equity-indexed annuity products. These call options are carried at estimated fair value based on stock price, strike price, time to expiration, interest rates, dividends, and volatility using the methodology of the Black-Scholes option pricing formula. Unrealized gains and

12

Farmers New World Life Insurance Company

(A wholly-owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2010 and 2009

losses resulting from changes in the estimated fair value of the call options are recorded as unrealized gains or losses. Premiums paid on S&P 500 call options are amortized to net investment income over the term of the contracts. The call options effectively hedge the annuity contracts since they are both purchased and sold with identical parameters. The annuities were written based on a 7-year investment term, absent early termination by participants. Therefore, the anticipated hedge transaction (i.e. payment of interest to the policyholder at the end of the investment term and maturity of the S&P 500 call option) for each annuity is generally expected to occur in 7 years or less.

•	Short-term investments – at cost or amortized cost.

Realized gains and losses on sales of investments, recognized in the statement of operations, are determined based on one of the following: 1) book value or fair value of individual investment, or 2) the cost of the individual security. The unrealized gains or losses on common stocks, hedge fund and options are accounted for as direct increases or decreases in statutory unassigned surplus, and have no effect on the statement of operations.

Changes in interest rates have a direct, inverse impact on the fair value of fixed income investments. It is reasonably possible that changes in interest rates will occur in the near term and could, as a result of such changes, have a material impact on the fair value of fixed income investments. If a decline in the fair value of an individual investment, except for loan-backed securities, is considered to be other-than-temporary, the difference between amortized book value or original cost and fair value is recorded as a realized investment loss. Loan-backed securities with evidence of deterioration of credit quality and for which it is probable that the Company will be unable to collect all contractually required payments receivable, are written down to the present value of cash flows expected to be received. Fair value is based on quoted market prices. If the fair value of loan-backed securities declines below its amortized cost basis, the Company determines whether the decline is other than temporary.

Investment Income Due and Accrued

Investment income due and accrued with amounts over 90 days past due is nonadmitted. Nonadmitted investment income due and accrued as of December 31, 2010 and 2009 was $5,000 and $0, respectively.

Federal Income Taxes

The Company applied the NAIC Statement of Statutory Accounting Principles No. 10R, Income Taxes – Revised, A Temporary Replacement of SSAP 10 (“SSAP No. 10R”). Income tax incurred is recognized by applying the enacted income tax law. Deferred income taxes are provided for temporary differences between the financial statement and tax bases of assets and liabilities at the end of each year based on enacted tax rates. Changes in admitted deferred income tax assets and liabilities are recognized as adjustments to surplus. Deferred tax assets are admitted to the extent they meet specific criteria but are limited to the amount of gross deferred tax assets expected to be realized within three years of the balance sheet date or a maximum of 15% of statutory capital and surplus as required to be shown on the statutory balance sheet of the reporting entity for its most recently filed statement with the domiciliary state commissioner, adjusted to exclude any admitted net deferred tax assets, electronic data processing equipment and operating system software and any net positive goodwill. Gross deferred tax assets are required to be reduced by a statutory valuation allowance if it is more likely than not that some portion or all of the gross deferred tax assets will not be realized. Companies that meet the risk-based capital trend-test may elect to admit additional deferred tax assets under the provisions of paragraph 10.e, which provides expanded time periods and surplus limitations. The Company qualifies for and has elected to apply the expanded provisions. The additional deferred tax assets admitted under the provisions of paragraph 10.e are $54,350,000 and $53,621,000 as of December 31, 2010 and 2009.

13

Farmers New World Life Insurance Company

(A wholly-owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2010 and 2009

The significant tax jurisdiction for the Company is U.S. federal tax. The tax years 2006 and prior for U.S. federal tax are closed to tax authority examinations. The Company records any potential net interest and penalties in its income tax expense component of the Statement of Operations. During 2010 and 2009, the Company did not accrue any interest and penalties related to income tax contingencies.

Leases

The Company has a long-term lease commitment with options to renew at the end of the lease period. Operating lease payments are charged to the income statement in the period in which they are incurred. Rental expense for 2010, 2009 and 2008 was approximately $2,834,000 for each of the years, respectively. See Note 15 for discussion of lease commitments.

Death, Disability and Other Benefits

Death and disability benefits represent the estimated ultimate net cost of all reported and unreported claims incurred through year end. Such estimates are based on projections applied to historical claim payment data.

Electronic Data Processing Equipment

Depreciation on electronic data processing equipment, an admitted asset, is calculated using the straight-line basis over 3 years. Accumulated depreciation on electronic data processing equipment as of December 31, 2010 and 2009 was approximately $340,000 and $372,000, respectively.

Depreciation expense on admitted assets was approximately $17,000, $45,000 and $50,000 for each year ended December 31, 2010, 2009 and 2008, respectively, and has been included in general expenses.

Financial Instruments and Concentrations of Credit Risk

The Company’s financial instruments that are exposed to concentrations of credit risk consist primarily of cash, investments, and reinsurance receivables and payables.

The Company cedes insurance risk to various reinsurance companies rated A- or better by A.M. Best. The Company’s management reviews the financial strength of its reinsurers at the inception of a reinsurance contract and periodically thereafter for the purpose of assessing the financial ability of the reinsurers to perform. Management believes that its reinsurers have the financial strength to perform on their financial obligations.

The Company places its cash with high credit quality institutions. At times, such amounts may be in excess of the FDIC insurance limits. Management believes that risk with respect to these balances is minimal, due to the high credit quality of the depositories.

Accounting Changes

The Company adopted SSAP No. 100 “Fair Value Measurements” (“SSAP No. 100”) effective December 31, 2010 and thereafter. SSAP 100 defines fair value, establishes a framework for measuring fair value and expands disclosure requirements regarding fair value measurements but does not change existing guidance about whether an asset or liability is carried at fair value. Please see Note 5 for disclosures related to SSAP No. 100.

As of September 30, 2010, reserves for all Level Term 2000 base plans were changed from mean reserves to exact reserves. The impact of this change on the Company’s surplus for periods ending December 31, 2009 and prior is as follows. As of December 31, 2009, deferred and

14

Farmers New World Life Insurance Company

(A wholly-owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2010 and 2009

uncollected premiums declined by $12,937,000; and aggregate reserves for life contracts declined by $11,948,000. The impact of these changes are reported as cumulative effects of changes in accounting principles in the amount of $(12,937,000) and a change in reserve on account of change in valuation basis in the amount of $11,948,000 for a net impact to surplus of $(989,000).

In December 2009, the NAIC issued Statements of Statutory Accounting Principles No. 10R, Income Taxes – Revised, A Temporary Replacement of SSAP 10 (“SSAP No. 10R”). This guidance provides an increase in the admissibility limitation from 10% to 15% of surplus and an increase in the reversal/realization periods from one to three years. It requires gross deferred tax assets to be reduced by a statutory valuation allowance if it is more likely than not that some portion or all of the gross deferred tax assets will not be realized. This guidance is effective for 2009 annual statements, 2010 and 2011 interim and annual statements. In the event subsequent deferred tax asset admission guidance is not adopted by the end of this statements’ effective period, SSAP No. 10 is reinstated as authoritative guidance for accounting and reporting of income taxes for statutory financial statements. The cumulative effect of adopting this pronouncement was $54,350,000 and $53,621,000 for years ended December 31, 2010 and 2009, respectively, and is reported as aggregate write-ins for special surplus funds on the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus. Please see Note 13 for additional disclosures related to the Company’s federal income taxes.

In September 2009, the NAIC issued SSAP No. 43R “Loan-backed and Structured Securities”, (“SSAP No. 43R”) an amendment of SSAP No. 43 “Loan-backed and Structured Securities” replacing SSAP No. 98 “Treatment of Cash Flows When Quantifying Changes in Valuation and Impairments, an Amendment of SSAP No. 43-Loan-backed and Structured Securities”. SSAP No. 43R provides that for loan-backed and structured securities for which (i) fair value is less than cost (ii) the Company does not intend to sell the security and (iii) the Company has the intent and ability to hold the security until recovery, the Company should determine if there is a non-interest related impairment by comparing the present value of the cash flows expected to be collected to the amortized cost basis. If the net present value of the cash flows expected to be collected is less than amortized cost, the security is impaired, and the difference is recorded as a realized loss in net income. The new cost basis of the security is the previous amortized cost basis less the non-interest impairment recognized in net income.

If fair value is less than amortized cost and the Company (i) has the intent to sell the security, or (ii) does not have the intent and ability to retain the security until recovery of its carrying value, the security is written down to fair value with the associated realized loss reported in net income. The non-interest portion of the realized loss is recognized in the AVR, and the interest portion in the IMR. The fair value at the time of the impairment becomes the security’s new cost basis.

SSAP No. 43R requires that for beneficial interests in securitized financial assets that are not of high credit quality or can contractually be prepaid or otherwise settled in such a way that the reporting entity would not recover substantially all of its recorded amount, determined at acquisition, if fair value is less than amortized cost and there has been a negative change in cash flows, an other-than-temporary impairment (“OTTI”) must be taken. The amount of the impairment is based upon the criteria discussed above. The carrying value of these securities is determined using the prospective yield method.

The Company adopted SSAP No. 43R effective July 1, 2009. The cumulative effect of this change was $23,578,000 and was included in the cumulative effect of changes in accounting principles on the statutory statement of changes in capital and surplus in 2009.

15

Farmers New World Life Insurance Company

(A wholly-owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2010 and 2009

Please see Note 3 for additional disclosures related to SSAP No. 43R.

In 2009, the Company changed the methodology used to calculate net deferred premiums from capped to not exceed the gross deferred premiums for non-deficient policies to uncapped. The impact of this change on the Company’s surplus for periods ending December 31, 2008 and prior is reported as a cumulative effect of a change in accounting principle in the amount of $9,013,000 on the statutory statement of changes in capital and surplus in 2009.

Change in Valuation Basis

In 2010, the Company changed the methodology used to calculate its reserves for all Level Term 2000 base plans from mean reserves to exact reserves. The impact of this change on the Company’s surplus is discussed above under accounting changes.

Statements of Cash Flows

For purposes of the statement of cash flows, cash and short-term investments include cash and investments, principally money market funds, with remaining maturities at date of purchase of 12 months or less.

Reclassification

Certain prior year amounts have been reclassified to conform to the current year’s presentation. These reclassifications have no effect on net income or capital and surplus as previously reported.

3.	Investments

The components of investment income by type of investment for the years ended December 31, 2010, 2009 and 2008 are as follows:

	000000000000	000000000000	000000000000
(in thousands of dollars)	2010	2009	2008

Bonds	$302,984	$293,985	$290,502
Preferred stocks	-	-	1,353
Mortgage loans on real estate	2	3	5
Investment real estate	9,053	6,083	8,024
Contract loans	22,272	21,493	20,373
Short-terms investments	105	701	2,429
Other	138	6,542	4,071

Gross investment income	334,554	328,807	326,757
Less: Investment expenses	(14,010)	(11,905)	(11,353)

Net investment income	$320,544	$316,902	$315,404

In 2010, 2009 and 2008, the Company’s investment expense included fees of approximately $217,000, $226,000 and $153,000, respectively, to its parent company, FGI.

In 2010, 2009 and 2008, the Company’s investment expenses included fees of approximately $1,696,000, $1,467,000 and $1,451,000, respectively, to Deutsche Asset Management.

In 2010, 2009 and 2008, the Company’s investment expenses included fees of approximately $223,000, $174,000 and $117,000, respectively, to Zurich Investment Services.

16

Farmers New World Life Insurance Company

(A wholly-owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2010 and 2009

In 2010, 2009 and 2008, the Company’s investment expenses included fees of approximately $1,197,000, $1,285,000 and $1,213,000, respectively, to Zurich Group Investments.

In 2010, 2009 and 2008, the Company’s investment expenses included fees of approximately $912,000, $1,475,000 and $1,211,000 respectively, to Zurich Alternative Asset Management.

In 2010, 2009 and 2008, the Company’s investment expenses included fees of approximately $125,000, $449,000 and $495,000, respectively, to Prudential Private Placement Investors, L.P.

In 2010, 2009 and 2008, the Company’s investment expenses included fees of approximately $396,000, $284,000 and $385,000, respectively, to BlackRock, Inc.

Realized Gains and Losses

Realized gains and losses on sales, redemptions and impairments of investments are determined based on the actual cost of the securities. Realized investment gains and losses for the years ended December 31, 2010, 2009 and 2008 are as follows:

	000000000000	000000000000	000000000000
(in thousands of dollars)	2010	2009	2008

Bonds	$(809)	$(117,932)	$(70,157)
Preferred stocks	(248)	-	(4,680)
Short-term Investments	2	20	29
Investment Real Estate	-	(523)	(1,418)
Other	2,110	(54,981)	(10,802)

	1,055	(173,416)	(87,028)
Transfer to interest maintenance reserve	(6,105)	22,095	(13,904)
Add: Tax benefit (expense) on net realized losses (gains)	5,729	6,964	(7,795)

	$679	$(144,357)	$(108,727)

Impairment losses included in realized gains and losses above, for the years ended December 31, 2010, 2009 and 2008 are as follows:

	000000000000	000000000000	000000000000
(in thousands of dollars)	2010	2009	2008

Bonds	$(19,908)	$(69,106)	$(91,863)
Preferred stocks	(248)	-	(4,680)
Investment real estate	-	(523)	(3,109)
Other	(25)	(30,943)	(8,689)

	$(20,181)	$(100,572)	$(108,341)

The Company has a security monitoring process overseen by a committee of investment and accounting professionals that, on a monthly basis, identifies securities in an unrealized position that could potentially be other-than-temporarily impaired.

17

Farmers New World Life Insurance Company

(A wholly-owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2010 and 2009

Unrealized Gains and Losses on Common Stock

Gross unrealized gains and losses pertaining to common stock as of December 31, 2010 and 2009 are as follows:

	000000000000	000000000000	000000000000
(in thousands of dollars)	Gains	Losses	Net
2010
Common stock
Industrial and miscellaneous (affiliated)	$-	$(45,000)	$(45,000)

Total common stock	$-	$(45,000)	$(45,000)

2009
Common stock
Industrial and miscellaneous (affiliated)	$-	$(45,000)	$(45,000)

Total common stock	$-	$(45,000)	$(45,000)

Unrealized Gains and Losses on Bonds and Redeemable Preferred Stocks

Amortized cost, gross unrealized gains, gross unrealized losses, and estimated fair value of bonds and preferred stocks as of December 31, 2010 and 2009 are as follows:

(in thousands of dollars)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

2010
Bonds
U.S. Governments	$411,971	$8,239	$(6,989)	$413,221
All Other Governments	21,872	626	(38)	22,460
States, Territories and Possessions	33,275	150	(37)	33,388
Political Subdivisions	46,447	1,078	(1,568)	45,957
Special Revenues	173,714	3,461	(4,113)	173,062
Industrial and miscellaneous	2,880,452	205,150	(9,820)	3,075,782
Hybrid Securities	11,820	2,824	(433)	14,211

Total bonds	$3,579,551	$221,528	$(22,998)	$3,778,081
Loan-Backed Securities	1,850,282	135,145	(7,424)	1,978,003
Redeemable preferred stocks	72	54	-	126

Total fixed maturities	$5,429,905	$356,727	$(30,422)	$5,756,210

18

Farmers New World Life Insurance Company

(A wholly-owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2010 and 2009

(in thousands of dollars)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
2009
Bonds
U.S. Governments	$233,956	$5,788	$(8,387)	$231,357
All Other Governments	8,306	91	-	8,397
States, Territories and Possessions	34,458	-	(1,719)	32,739
Political Subdivisions	33,341	163	(1,718)	31,786
Special Revenues	153,736	2,737	(3,785)	152,688
Industrial and miscellaneous	2,849,068	117,465	(39,329)	2,927,204
Hybrid Securities	11,820	2,117	(356)	13,581

Total bonds	$3,324,685	$128,361	$(55,294)	$3,397,752
Loan-Backed Securities	2,083,239	63,774	(84,014)	2,062,999
Redeemable preferred stocks	214	-	-	214

Total fixed maturities	$5,408,138	$192,135	$(139,308)	$5,460,965

Unrealized Losses on Fixed Maturities and Equity Securities

Estimated fair value and gross unrealized losses of fixed maturities and equity securities as of December 31, 2010 and 2009 were as follows:

(in thousands of dollars)	Unrealized Losses Less Than 12 Months		Unrealized Losses 12 Months or Greater
	Estimated Fair Value	Unrealized Losses	Estimated Fair Value	Unrealized Losses

2010
Fixed maturities:
Bonds
U.S. Governments	$177,373	$(6,989)	$-	$-
All Other Governments	2,354	(38)	-	-
States, Territories and Possessions	17,571	(37)	-	-
Political Subdivisions	21,069	(1,568)	-	-
Special Revenues	116,384	(4,113)	-	-
Industrial and miscellaneous	264,599	(5,566)	62,411	(4,255)
Hybrid Securities	-	-	1,733	(433)

Total bonds	$599,350	$(18,311)	$64,144	$(4,688)
Loan-Backed Securities	94,430	(451)	80,810	(6,973)

Redeemable preferred stocks			-	-

Total fixed maturities	$693,780	$(18,762)	$144,954	$(11,661)

Equity securities:
Industrial and miscellaneous (affiliated)	$-	$-	$-	$(45,000)

Total equity securities	$-	$-	$-	$(45,000)

19

Farmers New World Life Insurance Company

(A wholly-owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2010 and 2009

(in thousands of dollars)	Unrealized Losses Less Than 12 Months		Unrealized Losses 12 Months or Greater

	Estimated Fair Value	Unrealized Losses	Estimated Fair Value	Unrealized Losses
2009
Fixed maturities:
Bonds
U.S. Governments	$62,334	$(1,725)	$56,995	$(6,663)
States, Territories and Possessions	32,740	(1,719)	-	-
Political Subdivisions	27,983	(1,718)	-	-
Special Revenues	109,516	(3,785)	-	-
Industrial and miscellaneous	423,633	(9,679)	349,359	(29,650)
Hybrid Securities	-	-	1,808	(356)

Total bonds	$656,206	$(18,626)	$408,162	$(36,669)
Loan-Backed Securities	356,675	(22,316)	443,346	(61,698)

Total fixed maturities	$1,012,881	$40,942)	$851,508	$(98,367)

Equity securities:
Industrial and miscellaneous (affiliated)	$-	$-	$-	$(45,000)

Total equity securities	$-	$-	$-	$(45,000)

As of December 31, 2010, fixed maturities represented 40% of the Company’s total unrealized loss amount, which was comprised of 132 securities. The remaining portion of the Company’s total unrealized loss amount is attributed to one equity security. The Company holds 2 securities that are in an unrealized loss position in excess of 20%.

Fixed maturities in an unrealized loss position for less than 12 months were comprised of 104 securities, of which 80%, or $555,500,000, were comprised of securities with fair value to amortized cost ratios at or greater than 95%. The majority of these securities are investment grade fixed maturities depressed due to changes in interest rates from the date of purchase.

Fixed maturities in an unrealized loss position for 12 months or more as of December 31, 2010 were comprised of 28 securities, with a total fair value of approximately $144,954,000. The decline in market value for these securities is primarily attributable to changes in interest rates. A variety of data is reviewed, including the aging and severity of unrealized losses, watch lists distributed by the asset managers, deviations in market prices between months, and results of tests indicating if any bond holdings with unrealized losses have a credit rating below investment grade for 12 consecutive months. If a fixed maturity security, except for loan-backed securities, is deemed other-than-temporarily impaired, then the security’s book value basis is written down to current market value with the Company recognizing an impairment loss in current period’s earnings.

For loan-backed securities with evidence of deterioration of credit quality for which it is probable that the Company will be unable to collect all contractually required payments receivable, are written down to the present value of expected cash flows to be received.

Because the decline in market value is attributable to changes in interest rates and not credit quality and because the Company has the ability and intent to hold these investments until a recovery of fair value, which may be maturity, the Company does not consider these investments to be other-than-temporarily impaired as of December 31, 2010.

20

Farmers New World Life Insurance Company

(A wholly-owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2010 and 2009

Loan-backed Securities

In accordance with SSAP No. 43R, effective July 1, 2009, loan-backed securities with fair values less than amortized cost where the Company (i) has the intent to sell the security; or (ii) lacks the intent or the ability to retain the security for a period of time sufficient to recover the amortized cost basis; the security is written down to fair value with the associated realized loss reported in net income. Loan-backed securities impaired due to intent to sell or inability or lack of intent to retain the security for a period of time sufficient to recover the amortized cost basis are summarized in the following table:

Other-Than-Temporary Impairment Recognized in Loss
		Amortized Cost Basis Before Other- Than- Temporary Impairment		(2a) Interest		(2b) Non-interest		Fair Value 1 - (2a+2b)

OTTI Recognized 1st Quarter

a)	Intent to sell	$		$		$		$
b)	Inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis

c)	Total 1st Quarter	$		$		$		$

OTTI Recognized 2nd Quarter

a)	Intent to sell	$		$		$		$
b)	Inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis

c)	Total 2nd Quarter	$		$		$		$

OTTI Recognized 3rd Quarter

a)	Intent to sell		$25,966		$(10,294)		$(2,686)		$12,986
b)	Inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis

c)	Total 3rd Quarter		$25,966		$(10,294)		$(2,686)		$12,986

OTTI Recognized 4th Quarter

a)	Intent to sell	$		$		$		$
b)	Inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis

c)	Total 4th Quarter	$		$		$		$

21

Farmers New World Life Insurance Company

(A wholly-owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2010 and 2009

Loan-backed securities with evidence of deterioration of credit quality for which it is probable that the Company will be unable to collect all contractually required payments receivable, are written down to the present value of expected cash flows to be received. Loan-backed securities impaired to their present value of projected cash flows that are still held as of December 31, 2010 consisted of the following:

(in thousands of dollars)

Cusip	Description	Book/Adjusted Carrying Value Amortized Cost Before Current Period Other- Than-Temporary Impairment	Recognized Other-Than- Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value

949797AA2	WFMBS 2007-15 A1	$7,650	$(98)	$7,552	$6,511
46628YBJ8	JPMMT 2006-S2 3A7	9,114	(79)	9,035	7,770
46625YA78	JPMCC 2006-CB14 D	1,797	(1,651)	147	397
46630VAR3	JPMCC 2007-CB19 E	1,470	(1,382)	88	345
12668AZ32	CWALT 2005-65CB-2A3	3,582	(43)	3,539	3,177
41162DAF6	HVMLT 2006-12 2A2A	1,936	(588)	1,349	1,712
46625YA78	JPMCC 2006-CB14 D	147	(51)	95	516
46628YBJ8	JPMMT 2006-S2 3A7	6,909	(154)	6,755	6,775
46630VAR3	JPMCC 2007-CB19 E	88	(63)	25	394
76200RAV0	RFMSI 2007-S7 A20	5,760	(79)	5,681	5,871
22540AET1	CSFB 1997-C2 AX	172	(78)	95	114
23322BEE4	DLJCM 1999-CG1 S	887	(376)	511	217
756991AG0	SBA IO RMOF 9084	69	(5)	64	69

	Totals	$39,582	$(4,647)	$34,935	$33,868

In determining the impairments for loan-backed securities, a review of default rate, credit support and other key assumptions was made on the security level. Where it was determined that less than 100% of contractual cash flows would be received, the impairment was measured by discounting the projected cash flows and comparing these discounted cash flows to the amortized cost basis of the securities in accordance to SSAP No. 43R. The roll-forward of the amounts related to credit losses on loan-backed securities recognized in earnings are as follows:

(in thousands of dollars)	2010

Beginning balance of credit losses on loan-backed securities	$(1,467)
Additions not previously recognized	(5,641)
Reductions for securities sold during the period	5,147
Impairment on intent to sell securities	(2,686)

Ending balance of credit losses on loan-backed securities owned as of December 31, 2010	$ (4,647)

Subprime Mortgage Related Risk Exposure

Generally, direct subprime exposures were identified based upon consideration of the following types of features: interest rate above prime to borrowers that did not qualify for prime rate loans; borrowers with low credit ratings (FICO scores); interest only or negative amortizing loans;

22

Farmers New World Life Insurance Company

(A wholly-owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2010 and 2009

unconventionally high initial loan-to-value ratios; unusually low initial payments based on a fixed introductory rate that expires after a short initial period and then adjusts to an unusually high rate based upon a variable index rate plus a margin; borrowers with less than conventional documentation of their income and/or net assets; very high or no limits on how much the payment amount or the interest rate may increase or reset periods; or loans that include substantial prepayment penalties and or prepayment penalties that extend beyond the initial interest rate adjustment.

The Company has no direct exposure through investments in subprime mortgage loans. The following table details the Company’s direct exposure to subprime risk through other investments as of December 31, 2010:

(in thousands of dollars)	Actual Cost	Book/Adjusted Carrying Value (excluding interest)	Fair Value	Other-Than- Temporary Impairment Losses Recognized

Residential mortgage-backed securities	$42,419	$43,963	$40,970	$(631)
Other assets	7,989	9,290	9,290	-

Totals	$50,408	$53,253	$50,260	$(631)

Maturities of Bonds and Preferred Stocks

The amortized cost and estimated fair value of bonds and preferred stocks, by contractual maturity, at December 31, 2010 are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalty:

(in thousands of dollars)	Amortized Cost	Estimated Fair Value

Due to 1 year or less	$149,199	$151,528
Due after 1 year through 5 years	782,172	830,934
Due after 5 years through 10 years	1,113,925	1,180,666
Due after 10 years	1,534,254	1,614,952

	3,579,550	3,778,080
Loan-backed securities	1,850,283	1,978,004
Preferred stocks	72	126

	$5,429,905	$5,756,210

Sales of Bonds, Preferred Stocks and Common Stocks

The gross gains, gross losses and proceeds from sales on bonds, preferred stocks and common stocks for the years ended December 31, 2010, 2009 and 2008 are as follows:

23

Farmers New World Life Insurance Company

(A wholly-owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2010 and 2009

(in thousands of dollars)	Gross Gains	Gross Losses	Proceeds

2010
Bonds	$26,435	$(8,419)	$501,820

2009
Bonds	$20,903	$ (73,543)	$544,774

2008
Bonds	$29,394	$(8,032)	$215,605

Bonds with an amortized cost of approximately $3,891,000 and $3,905,000 were on deposit with regulatory authorities at December 31, 2010 and 2009, respectively, to satisfy regulatory requirements. The fair value of these securities was approximately $4,299,000 and $4,275,000 as of December 31, 2010 and 2009, respectively.

On February 13, 2009, the Company acquired a $75,000,000 par value Mount Rosa/Mount Evans bond from Fire Underwriters Association for $85,978,000. Both Mount Rosa 1 LTD and Mount Evans Funding Limited Liability Company are not affiliated companies; however, in this special purpose vehicle bond, ZIC, an affiliated company, provided the underlying financial guarantee of interest, and American International Group, Inc., an unaffiliated company, provided the underlying guarantee of principal. The Coupon rate for this bond is 6.15% and interest is paid semi-annually. The Company earned approximately $4,410,000 of interest income in 2010. Market value for the bond was approximately $84,003,000 as of December 31, 2010.

In 2008, the Company held a $75,000,000 Mount Rosa/Mount Evans bond; at par, as issued by the Mount Rosa 1 LTD, an Isle of Man exempted company, and Mount Evans Funding Limited Liability Company, a Delaware limited liability company, which was called in December 2008. Both Mount Rosa 1 LTD and Mount Evans Funding Limited Liability Company are not affiliated companies; however, in this special purpose vehicle bond, ZIC, an affiliated company, provided the underlying financial guarantee of interest, and American International Group, Inc., an unaffiliated company, provided the underlying guarantee of principal. The bond maturity date was December 27, 2031. The coupon rate for this bond was 7.24% and interest was paid semi-annually. The Issuer redeemed this $75,000,000 bond in December 2008 and the Company realized a $26,396,000 gain on the redemption.

On July 11, 2003, the Company acquired a $15,000,000 Mount Rosa/Mount Evans bond at par. The bond maturity date is July 17, 2033. The coupon rate for this bond is 6.15% and interest is paid semi-annually. The Company earned approximately $923,000, $923,000 and $923,000 of interest income in 2010, 2009 and 2008, respectively. The total market value of the bond was approximately $16,801,000 and $15,505,000 as of December 31, 2010 and 2009, respectively.

24

Farmers New World Life Insurance Company

(A wholly-owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2010 and 2009

4.	Statutory Investment Valuation Reserves

The tables below present changes in the major elements of the AVR and the IMR:

(in thousands of dollars)	AVR	IMR

Balances as of December 31, 2008	$-	$21,700

Realized investment gains (losses), net of tax	(90,625)	(22,095)
Amortization of investment gains	-	(2,290)
Unrealized investment losses, net of deferred tax	(1,996)	-
Basic contribution	5,444	-
Reserve objective over accumulated balances at 20%	23,519	-
Adjustment down to maximum/up to zero	63,658	-

Balances as of December 31, 2009	-	(2,685)

Realized investment gains (losses), net of tax	6,791	6,105
Amortization of investment gains	-	(806)
Unrealized investment losses, net of deferred tax	2,479	-
Basic contribution	6,399	-
Reserve objective over accumulated balances at 20%	3,580	-
Adjustment down to maximum/up to zero	-	-

Balances as of December 31, 2010	$19,249	$2,614

The AVR requires reserves for default risk on bonds and preferred stocks, common stocks, mortgage loans on real estate and other investments. The IMR is designed to capture the realized gains and losses which result from changes in the overall level of interest rates and amortize such into income over the approximate remaining life of the investments sold. Changes in the AVR have been applied directly to unassigned surplus. Investment gains and losses, net of tax, added to the IMR are amortized to income over the remaining life of the investments sold.

5.	Fair Value of Financial Instruments

Included in various investment related line items in the financial statements are certain financial instruments carried at fair value on a recurring basis. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds and preferred stock when carried at the lower of cost or market.

The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by SFAS 157. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

•

Level 1: Fair value measurements based on observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the company has the ability to access at the measurement date. Level 1 securities include highly liquid U.S. Treasury securities, money

25

Farmers New World Life Insurance Company

(A wholly-owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2010 and 2009

market funds, certain mortgage backed securities, and exchange traded equity and derivative securities.

•	Level 2: Fair value measurements based on quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets;
b)	Quoted prices for identical or similar assets or liabilities in non-active markets;
c)	Inputs other than quoted market prices that are observable;
d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

•

Level 3: Fair value measurements based on valuation techniques that require significant inputs that are both unobservable and significant to the overall fair value measurement. These measurements include circumstances in which there is little, if any, market activity for the asset or liability and reflect management’s own judgments about the assumptions a market participant would use in pricing the asset or liability.

Financial Assets Measured at Fair Value on a Recurring Basis

The following table provides information as of December 31, 2010 and 2009 about the Company’s financial assets measured at fair value:

(in thousands of dollars)	Level 1	Level 2	Level 3	Total
2010
Assets at Fair Value
Other Invested Assets:
Other Joint Ventures - Unaffiliated	$-	$-	$38,999	$38,999

Sub-Total	$-	$-	$38,999	$38,999

Aggregate Write-Ins for Investment Assets:
Derivative Instruments	$-	$98	$-	$98

Aggregate Write-Ins for Other Than Invested Assets:
Separate Accounts Assets	$462,623	$-	$-	$462,623

Total Assets at Fair Value	$462,623	$98	$38,999	$501,720

26

Farmers New World Life Insurance Company

(A wholly-owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2010 and 2009

(in thousands of dollars)	Level 1	Level 2	Level 3	Total
2009
Assets at Fair Value
Other Invested Assets:
Other Joint Ventures - Unaffiliated	$-	$-	$39,832	$39,832

Sub-Total	$-	$-	$39,832	$39,832

Aggregate Write-Ins for Investment Assets:
Derivative Instruments	$-	$166	$-	166

Aggregate Write-Ins for Other Than Invested Assets:
Separate Accounts Assets	$409,994	$-	$-	409,994

Total Assets at Fair Value	$409,994	$166	$39,832	$449,992

Level 1 Financial Assets

Separate Account Assets

Fair values and changes in the fair values of separate account assets generally accrue directly to the policyholders and are not included in the Company’s revenues and expenses or surplus.

Separate account assets in Level 1 primarily include actively-traded institutional and retail mutual fund investments valued by the respective mutual fund companies.

Level 2 Financial Assets

Derivative Instruments

The level 2 financial assets represent S&P 500 call options that are classified as derivative instruments. These S&P 500 call options are commented on more fully under Note 16. The fair value in this category represents the options purchased on Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”) to hedge the interest liability generated on the equity-indexed annuity product. The fair value is computed internally using the Black-Scholes model under the “Asian” methodology.

Level 3 Financial Assets

Other Joint Ventures - Unaffiliated

Fair value is provided by the Fund Manager and/or their Fund Administrator and is generally based on quoted market prices. If quoted market prices are not available, fair value is determined based on other relevant factors including, but not limited to, dealer price quotations, price activity for equivalent instruments and valuation pricing models.

Changes in Level 3 Assets Measured at Fair Value on a Recurring Basis

The following tables summarize the changes in assets classified as Level 3 for the years ended December 31, 2010 and 2009. Gains and losses reported in this table may include changes in fair value that are attributable to both observable and unobservable inputs.

27

Farmers New World Life Insurance Company

(A wholly-owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2010 and 2009

		Gains/(Losses)	Gains/(Losses)	Purchases,
(in thousands of dollars)	Balance at January 1, 2010	Included in Surplus	Included in net income	issuances and settlements	Balance at December 31, 2010

Other Invested Assets
Real Estate Joint Ventures - Unaffiliated	$-	$-	$-	$-	$-
(Excluding Fillmore and Phillips Edison)

Other Joint Ventures - Unaffiliated	39,832	3,491	609	(4,933)	38,999

		Gains/(Losses)	Gains/(Losses)	Purchases,
(in thousands of dollars)	Balance at January 1, 2009	Included in Surplus	Included in net income	issuances and settlements	Balance at December 31, 2009

Other Invested Assets
Real Estate Joint Ventures - Unaffiliated	$104,912	$(31,800)	$(16,507)	$(56,605)	$-
(Excluding Fillmore and Phillips Edison)

Other Joint Ventures - Unaffiliated	67,263	21,030	(11,319)	(37,142)	39,832

Policy on Transfers In and Out of Level 3

At the end of each reporting period, the Company evaluates whether or not any event has occurred or circumstances have changed that would cause an investment to be transferred in or out of Level 3.

The estimated carrying values and fair values of the Company’s financial instruments as of December 31, 2010 and 2009 are as follows:

(in thousands of dollars)	2010		2009
	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value

Assets
Bonds	$5,429,834	$5,756,084	$5,407,924	$5,460,751
Preferred stocks	72	126	214	214
Mortgage loans	18	18	22	28
Contract loans	294,972	294,972	289,216	289,216
Joint ventures and partnerships	38,999	38,999	45,995	45,995
S&P 500 call options	98	98	166	166
Cash, cash equivalents and short-term investments	116,631	116,631	138,966	138,966
Securities Lending	64,327	64,327	50,026	50,026
Separate accounts	462,623	462,623	409,994	409,994

Liabilities
Deferred annuities	1,632,649	1,608,916	1,612,629	1,586,409
Securities lending	64,636	64,636	50,335	50,335

28

Farmers New World Life Insurance Company

(A wholly-owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2010 and 2009

The following methods and assumptions were used to estimate the fair value of financial instruments as of December 31, 2010 and 2009:

Bonds and preferred stocks

The estimated fair values of bonds and preferred stocks are valued in accordance with the NAIC’s Purposes and Procedures Manual of the Securities Valuation Office (“SVO”). In those instances where fair value is not available from the SVO then fair value is based upon quoted market prices, dealer quotes, and prices obtained from independent pricing services, generally broker dealers. Unless representative trades of securities actually occurred at year end, these quotes are generally estimates of market value based on an evaluation of appropriate factors such as trading in similar securities, yields, credit quality, coupon rate, maturity, type of issues and other market data.

Mortgage loans

The estimated fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flows, using a year-end market rate which is applicable to the yield, credit quality, and average maturity of the composite portfolio.

Contract loans

The carrying amounts of these items are a reasonable estimate of their fair market values because interest rates are generally variable and based on current market rates.

Joint ventures and partnerships

The estimated fair value of the joint ventures and partnerships is based on financial information received from the partnership management.

S&P 500 call options

The Black-Scholes option pricing formula is a reasonable valuation method in estimating the fair market value of the S&P 500 call options.

Cash, cash equivalents and short-term investments

The carrying amounts of these items are a reasonable estimate of their fair value.

Deferred annuities

The estimated fair values are based on the currently available cash surrender value, similar to the demand deposit liabilities of depository institutions.

6.	Investment in Joint Ventures and Partnerships

The Company’s investments in joint ventures and partnership interests amounted to approximately $38,999,000 and $45,995,000 as of December 31, 2010 and 2009, respectively.

7.	Related Parties

The Company is a subsidiary of FGI, an insurance holding company domiciled in the State of Nevada. As the parent company, FGI performs legal, investment, and marketing services on behalf of the Company. Fees for these services are determined by using various cost allocation methods.

On October 1, 2009, the Company entered into an agreement with Farmers Reinsurance Company (“Farmers Re”), a California insurer, which is 100% owned by the Company’s parent, FGI, to sell all

29

Farmers New World Life Insurance Company

(A wholly-owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2010 and 2009

of the Company’s unaffiliated real estate joint venture interests to Farmers Re based on the Company’s net assets of the real estate joint venture interests, which the Company believes approximated fair value as of September 30, 2009. The final purchase price was determined and settled in cash at a price of $84,776,000 during the fourth quarter of 2009. At disposal, the statement value of the investment was $102,963,000 which generated a realized loss of $18,187,000. The sale also transfers remaining future investment commitments totaling $6,286,000. The transaction was undertaken to restructure the risk profile of the Company’s investment portfolio. The sale of these assets facilitates the Company’s ability to properly manage risks within its portfolio while enhancing its risk-based capital ratio.

On January 2, 2007, the Company capitalized Leschi, a wholly-owned subsidiary. Leschi is a special purpose financial captive organized and incorporated under the laws of the State of South Carolina.

On November 1, 2005, the Company acquired three properties valued at $42,579,000 and formed the WVGRR Properties, LLC, a real estate holding company fully owned by the Company. In exchange, the Company paid cash in the amount of $18,195,000 and also assumed the debt on the three properties in the amount of $24,384,000. On July 23, 2010, WVGRR Properties, LLC, paid off its outstanding encumbrances in the amount of $22,324,211. Subsequently, on December 14, 2010, WVGRR Properties, LLC transferred all real estate properties -Talavi, Crystal Park and Westlake - to Farmers New World Life. As of December 31, 2010, the statement value for WVGRR Properties, LLC, was $0.

The Company entered into a modified coinsurance agreement (the “Agreement”) on December 1, 2003 with Zurich American Life Insurance Company (ZALICO). ZALICO is an Illinois domiciled stock life insurance company and an indirectly wholly-owned subsidiary of ZFS. Initially, the Company ceded to ZALICO all existing Non-Qualified Individual Flexible Payment Deferred (“NQ-FPDA”) and Non-Qualified Individual Single Premium Deferred (“NQ-SPDA”) annuities, totaling approximately 36% of the Company’s annuity business. In exchange, the Company received an initial commission of approximately $36,500,000. No portion of the assets constituting the consideration is being ceded to ZALICO. Subsequent new issues of NQ-FPDA and NQ-SPDA annuities will be ceded to ZALICO. The Company has a management and service agreement with ZALICO to provide services reasonably necessary pursuant to this Agreement.

The Agreement with ZALICO does not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for all annuities ceded; therefore, a credit exposure exists to the extent that ZALICO does not meet its obligations under the agreement. Failure of ZALICO to honor its obligation could result in a loss to the Company.

FGI has an agreement with the Company to provide sales and marketing, human resource, information technology, real estate, tax, payroll, investments, purchasing, warehousing, corporate legal, internal audit and other services. Fees charged to the Company by FGI were approximately $50,833,000, $61,315,000 and $62,747,000 for the years ended December 31, 2010, 2009 and 2008, respectively, and are expensed as incurred.

MI Administrators, LLC is a wholly-owned subsidiary of FIG Leasing and was formed on September 24, 2008 under the laws of the State of Delaware. MI Administrators serves as a paymaster entity for the Company and affiliate entities and facilitates cash settlement of related party transactions in accordance with the State of Washington’s business and occupation regulations.

30

Farmers New World Life Insurance Company

(A wholly-owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2010 and 2009

For the period ended December 31, 2010 and 2009, the Company reported the following amounts due from or to related parties:

(in thousands of dollars)	2010	2009

Receivables from related parties
ZALICO	$246	$672
Leschi	82	79

Total receivables from related parties	328	751

Payables to related parties
FGI	$(9,166)	$(10,326)
Zurich Treasury Services	(66)	-
Farmers Insurance Group Leasing	(12)	(10)
Farmers RE	-	(335)

Total payables to Related Parties	(9,244)	(10,671)

Net payables to related parties	$(8,916)	$(9,920)

8.	Security Lending Arrangement

The Company has entered into a security lending agreement with a lending agent. The agreement authorizes the agent to lend securities held in the Company’s portfolio to a list of authorized borrowers. Concurrent with delivery of the securities, the borrower provides the Company with cash collateral equal to at least 102% of the market value of the loaned securities. The cash collateral is unrestricted.

The securities are marked-to-market on a daily basis, and the collateral is adjusted on the next business day. The collateral is invested in overnight repurchases in US government and Agency securities. Income earned from the security lending arrangement is shared 25% and 75% between the agent and the Company, respectively. Income earned by the Company was approximately $43,000, $28,000 and $820,000 in 2010, 2009 and 2008, respectively. The Company’s securities on loan as of December 31, 2010 and 2009 primarily consisted of U.S. Treasury, U.S. Government Agency and corporate fixed income securities and had an estimated fair value of approximately $63,160,000 and $49,282,000, respectively. The collateral as of December 31, 2010 and 2009 had an estimated fair value of approximately $64,327,000 and $50,026,000, respectively.

9.	Reinsurance

The Company assumes business from and cedes business to reinsurers to share risks under certain term, whole life and universal life policies for the purpose of reducing exposure to large losses.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company. Provisions are established for amounts deemed or estimated to be uncollectible. As of December 31, 2010 and 2009, no amounts have been recorded in relation to uncollectible reinsurance balances. To minimize its exposure to significant losses from reinsurance

31

Farmers New World Life Insurance Company

(A wholly-owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2010 and 2009

insolvencies, the Company uses several reinsurers, evaluates the financial condition of its reinsurers and monitors the concentration of credit risk arising from similar characteristics of the reinsurers.

The Company has established retention limits for new policy issuances. The maximum retention on new issues is $2,000,000 per life for universal life, variable universal life and whole life policies and $1,000,000 per life for all other policies. The excess risk is reinsured with an affiliated reinsurer, Zurich Insurance Company (ZIC), and other unaffiliated reinsurers.

The Company entered into a reinsurance agreement (the “Leschi Agreement”) on January 2, 2007 with Leschi, a wholly-owned subsidiary. The Leschi Agreement requires the Company to cede, and Leschi to assume on an indemnity coinsurance basis, risks under certain term life insurance policies written by the Company. Premiums ceded to Leschi approximated $95,353,000, and $77,711,000 for the years ended December 31, 2010 and 2009, respectively.

Premiums ceded to ZALICO per the modified coinsurance agreement described in Note 7 were approximately $43,590,000 and $26,937,000 for the years ended December 31, 2010 and 2009, respectively.

Beginning January 1, 2010, Farmers Life cedes to its affiliate, ZIC, 50% of contractual risk for new issues of its critical illness rider and a portion of business that is ceded through reinsurance pools. Premiums ceded to ZIC approximated $972,000 for the year ended December 31, 2010.

Premiums assumed from unaffiliated companies approximated $29,021,000, $24,576,000 and $21,461,000 for the years ended December 31, 2010, 2009 and 2008, respectively. Premiums ceded to unaffiliated companies approximated $211,146,000, $214,016,000 and $217,267,000 for the years ended December 31, 2010, 2009 and 2008, respectively. Claims paid to unaffiliated companies on assumed reinsurance were approximately $27,028,000, $22,428,000 and $21,330,000 for the years ended December 31, 2010, 2009 and 2008, respectively. Claims ceded to unaffiliated companies were approximately $91,626,000, $103,991,000 and $83,269,000 for the years ended December 31, 2010, 2009 and 2008, respectively.

The estimated amounts of aggregate reduction in surplus due to termination of all reinsurance agreements by either party as of December 31, 2010, 2009 and 2008, were approximately $128,480,000, $93,520,000 and $66,645,000 respectively.

10.	Surplus and Restrictions

Statutory surplus of approximately $664,935,000 and $667,528,000 as of December 31, 2010 and 2009, respectively, is the amount held for the benefit of the stockholder. The entire amount in 2010 and 2009 is designated as stockholder’s surplus for tax purposes and would not subject the Company to taxation if paid as a cash dividend.

The amount of dividends that can be paid by the Company to its stockholder without prior approval of the OIC is limited to the greater of (i) 10% of its statutory earned surplus or (ii) the statutory net income before realized gains and losses from the preceding calendar year. Earned surplus consists of funds derived from any realized net profits, and does not include unrealized capital gains or re-evaluation of assets. A dividend paid that does not meet the above specifications is defined as an “extraordinary dividend” and requires advance approval from the OIC. The maximum dividend payouts that could be made without prior approval of the OIC for the years 2011 and 2010

32

Farmers New World Life Insurance Company

(A wholly-owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2010 and 2009

were $123,712,000 and $131,048,000, respectively. Dividends are determined by the board of directors.

During 2010, the Company paid dividends totaling $120,000,000 to its parent, FGI. On April 22, 2010, the Company declared an ordinary dividend of $30,000,000 to the Company’s sole shareholder and parent, FGI and the dividend was paid out on May 14, 2010. On July 15, 2010, the Company declared another $30,000,000 ordinary dividend to be paid to FGI and the dividend was paid out on August 9, 2010. On December 9, 2010, the Company declared a $60,000,000 ordinary dividend to be paid to FGI and the dividend was paid out on December 30, 2010. The Company paid no dividends to its parent during 2009.

The NAIC requires life insurance companies to calculate a risk-based capital ratio (“RBC”). The RBC is used for the regulation of life insurance companies and is used as a solvency benchmark by state insurance regulators. The formulas for determining the RBC specify various weighting factors that are applied to financial balances or various levels of activity based on degree of risk. The RBC ratio is determined by a ratio of the enterprise’s regulatory total adjusted capital to its authorized control level RBC, as defined by the NAIC. If the RBC ratio is below specific trigger points, the Company may be required to take corrective action. The Company’s ratios exceed the minimum regulatory requirements at December 31, 2010 and 2009. These ratios are not a required part of the financial statements.

11.	Employees’ Retirement Plans

Prior to January 1, 2009, FGI sponsored a qualified, non-contributory defined benefit pension plan where benefits were based on years of service and the employee’s compensation during the last five years of employment. Effective January 1, 2009 the Company transitioned to a Cash Balance Program. However, vested employees who were age 40 and over or who had 10 or more years of service as of December 31, 2008 were “grandfathered” in the previous Pension Program. This approach helped employees closer to retirement to maintain the full value of their anticipated pension benefit. Benefits under the Pension Program are based on an employee’s years of service and compensation during the last five years of employment. The FGI funding policy is to make sufficient contributions to the pension plan to fully provide for employees’ benefits at the time of retirement. Under the Cash Balance Program, FGI makes regular contributions to the employee’s account. The amount of these contributions is based on a percentage of an employee’s base pay and will vary depending on an employee’s age and length of service.

In addition, the Company provides post-retirement benefits to retired employees through a plan also sponsored by FGI. The Company has no legal obligation for benefits under these plans. FGI charges the Company an allocated share of such contributions based on characteristics of the population of plan participants. The Company was allocated and contributed $5,900,000, $5,600,000 and $3,600,000 for pension and post-retirement benefits costs for 2010, 2009 and 2008, respectively. Pension plan and post-retirement benefits liabilities are only recorded by FGI.

12.	Employees’ Profit Sharing Plans

Prior to January 1, 2009, FGI and its subsidiaries had two profit sharing plans providing for cash payments to all eligible employees, the Cash Profit Sharing Plan and Deferred Profit Sharing Plan. Effective January 1, 2009 the Company transitioned from the two profit sharing plans to a 401K Savings Plan and the Short-Term Incentive Plan (STIP) award program.

33

Farmers New World Life Insurance Company

(A wholly-owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2010 and 2009

The 401K Savings Plan includes a dollar-for-dollar Company match up to 6% of employees’ earned base pay. All employees, including new hires, are vested in the 401K Savings Plan immediately.

The STIP program has two drivers. The award pool funding is determined by the Company meeting its Business Operating Profit (BOP) goal. Secondly, the pool is distributed based on annual individual performance ratings. The majority of Farmers employees participate in the STIP award program. Up to 85% of the award can be deferred into the Company’s 401K Savings Plan.

The Company’s share of expenses for the STIP award program in 2010 and 2009 and the discontinued Cash Profit Sharing Plan and Deferred Profit Sharing Plan for the years ended December 31, 2010, 2009 and 2008 was approximately $4,133,000, $6,044,000 and $6,823,000, respectively. Additionally, the Company’s contributions to the newly adopted 401K Savings Plan totaled $1,747,000, $1,480,000 for the years ended December 31, 2010 and 2009, respectively.

13.	Federal Income Taxes

The components of the Company’s net deferred tax asset (DTA) / deferred tax liability (DTL) as of December 31, 2010 and 2009 are as follows:

	2010
	Ordinary	Capital	Total

(in thousands of dollars)
Gross Deferred Tax Assets	$210,737	$80,916	$291,653
Statutory Valuation Allowance Adjustment	-	-	-
Adjusted Gross Deferred Tax Assets	210,737	80,916	291,653
Deferred Tax Liabilities	(42,788)	(11,484)	(54,272)

Net Deferred Tax Assets	$167,949	$69,432	$237,381

Deferred Tax Assets Nonadmitted	(100,324)	-	(100,324)

Net Admitted Adjusted Deferred Tax Assets	$67,625	$69,432	$137,057

	2009
	Ordinary	Capital	Total

(in thousands of dollars)
Gross Deferred Tax Assets	$210,329	$94,062	$304,391
Statutory Valuation Allowance Adjustment	-	-	-
Adjusted Gross Deferred Tax Assets	210,329	94,062	304,391
Deferred Tax Liabilities	(40,717)	(15,569)	(56,286)

Net Deferred Tax Assets	$169,612	$78,493	$248,105

Deferred Tax Assets Nonadmitted	(117,908)	-	(117,908)

Net Admitted Adjusted Deferred Tax Assets	$51,704	$78,493	$130,197

34

Farmers New World Life Insurance Company

(A wholly-owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2010 and 2009

	Change
	Ordinary	Capital	Total
(in thousands of dollars)
Gross Deferred Tax Assets	$408	$ (13,146)	$ (12,738)
Statutory Valuation Allowance Adjustment	-	-	-
Adjusted Gross Deferred Tax Assets	408	(13,146)	(12,738)
Deferred Tax Liabilities	(2,071)	4,085	2,014

Net Deferred Tax Assets	$(1,663)	$(9,061)	$(10,724)

Deferred Tax Assets Nonadmitted	17,584	-	17,584

Net Admitted Adjusted Deferred Tax Assets	$15,921	$(9,061)	$6,860

The Company recorded an increase in admitted DTAs as the result of its election to employ the provisions of paragraph 10.e. as follows:

	2010
(in thousands of dollars)	Ordinary	Capital	Total
Deferred tax assets admitted through potential carryback (10.e.i)	$67,625	$-	$67,625
Deferred tax assets admitted through future realization (10.e.ii)	-	80,620	80,620
Deferred tax assets admitted through offset of deferred tax liability (10.e.iii)	42,788	297	43,085

	2009
(in thousands of dollars)	Ordinary	Capital	Total
Deferred tax assets admitted through potential carryback (10.e.i)	$56,384	$-	$56,384
Deferred tax assets admitted through future realization (10.e.ii)	-	73,813	73,813
Deferred tax assets admitted through offset of deferred tax liability (10.e.iii)	40,717	15,569	56,286

	Change
(in thousands of dollars)	Ordinary	Capital	Total
Deferred tax assets admitted through potential carryback (10.e.i)	$11,241	$-	$11,241
Deferred tax assets admitted through future realization (10.e.ii)	-	6,807	6,807
Deferred tax assets admitted through offset of deferred tax liability (10.e.iii)	2,071	(15,272)	(13,201)

35

Farmers New World Life Insurance Company

(A wholly-owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2010 and 2009

	2010
(in thousands of dollars)	Ordinary	Capital	Total

Admission Calculation Components
SSAP No. 10R, Paragraph 10.a.	$27,092	$-	$27,092
SSAP No. 10R, Paragraph 10.b. (the lesser of 10.b.i and 10.b.ii below)	-	55,616	55,616
SSAP No. 10R, Paragraph 10.b.i.	-	80,620	80,620
SSAP No. 10R, Paragraph 10.b.ii	-	55,616	55,616
SSAP No. 10R, Paragraph 10.c.	42,788	11,484	54,272

Total (paragraph 10.a. + 10.b. + 10.c.)	$69,880	$67,100	$136,980

Admission Calculation Components
SSAP No. 10R, Paragraph 10.e.i.	$67,625	$-	$67,625
SSAP No. 10R, Paragraph10.e.ii. (the lesser of 10.e.ii.a. and 10.e.ii.b. below)	-	80,620	80,620
SSAP No. 10R, Paragraph10.e.ii.a.	-	80,620	80,620
SSAP No. 10R, Paragraph10.e.ii.b.	-	-	83,423
SSAP No. 10R, Paragraph10.e.iii.	42,788	297	43,085

Total (10.e.i. + 10.e.ii. + 10.e.iii.)	$110,413	$80,917	$191,330

Used in SSAP No. 10R, Paragraph 10.d.:
Total Adjusted Capital			691,209
Authorized Control Level			998%

	2009
(in thousands of dollars)	Ordinary	Capital	Total

Admission Calculation Components
SSAP No. 10R, Paragraph 10.a.	$26,669	$-	$26,669
SSAP No. 10R, Paragraph 10.b. (the lesser of 10.b.i and 10.b.ii below)	-	49,907	49,907
SSAP No. 10R, Paragraph 10.b.i.	-	73,813	73,813
SSAP No. 10R, Paragraph 10.b.ii	-	49,907	49,907
SSAP No. 10R, Paragraph 10.c.	40,717	15,569	56,286

Total (paragraph 10.a. + 10.b. + 10.c.)	$67,386	$65,476	$132,862

Admission Calculation Components
SSAP No. 10R, Paragraph 10.e.i.	$56,384	$-	$56,384
SSAP No. 10R, Paragraph10.e.ii. (the lesser of 10.e.ii.a. and 10.e.ii.b. below)	-	73,813	73,813
SSAP No. 10R, Paragraph10.e.ii.a.	-	73,813	73,813
SSAP No. 10R, Paragraph10.e.ii.b.	-	-	74,861
SSAP No. 10R, Paragraph10.e.iii.	40,717	15,569	56,286

Total (10.e.i. + 10.e.ii. + 10.e.iii.)	$97,101	$89,382	$186,483

Used in SSAP No. 10R, Paragraph 10.d.:
Total Adjusted Capital			674,128
Authorized Control Level			1015%

36

Farmers New World Life Insurance Company

(A wholly-owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2010 and 2009

	Change
(in thousands of dollars)	Ordinary	Capital	Total

Admission Calculation Components
SSAP No. 10R, Paragraph 10.a.	$423	$-	$423
SSAP No. 10R, Paragraph 10.b. (the lesser of 10.b.i and 10.b.ii below)	-	5,709	5,709
SSAP No. 10R, Paragraph 10.b.i.	-	6,807	6,807
SSAP No. 10R, Paragraph 10.b.ii	-	5,709	5,709
SSAP No. 10R, Paragraph 10.c.	2,071	(4,085)	(2,014)

Total (paragraph 10.a. + 10.b. + 10.c.)	$2,494	$1,624	$4,118

Admission Calculation Components
SSAP No. 10R, Paragraph 10.e.i.	$11,241	$-	$11,241
SSAP No. 10R, Paragraph10.e.ii. (the lesser of 10.e.ii.a. and 10.e.ii.b. below)	-	6,807	6,807
SSAP No. 10R, Paragraph10.e.ii.a.	-	6,807	6,807
SSAP No. 10R, Paragraph10.e.ii.b.	-	-	8,562
SSAP No. 10R, Paragraph10.e.iii.	2,071	(15,272)	(13,201)

Total (10.e.i. + 10.e.ii. + 10.e.iii.)	$13,312	$(8,465)	$4,847

Used in SSAP No. 10R, Paragraph 10.d.:
Total Adjusted Capital			17,081
Authorized Control Level			-17%

The following table provides information about the Company’s admitted DTA, admitted assets, statutory surplus and total capital in the risk based calculation resulting from the calculation in paragraph 10a, 10b, 10c of SSAP No. 10R, and the increased amount of DTAs, admitted assets and surplus as a result of the application of paragraph 10.e of SSAP No. 10R.

	2010
(in thousands of dollars)	Ordinary	Capital	Total

SSAP No. 10R, Paragraphs 10.a., 10.b., and 10.c.:
Admitted Deferred Tax Assets	$69,880	$67,100	$136,980
Admitted Assets	-	-	6,858,769
Adjusted Statutory Capital and Surplus *	-	-	556,156
Total Adjusted Capital from DTAs	-	-	691,209

Increases due to SSAP No. 10R, Paragraph 10.e.
Admitted Deferred Tax Assets	40,533	13,817	54,350
Admitted Assets	40,533	13,817	54,350
Statutory Surplus	40,533	13,817	54,350

37

Farmers New World Life Insurance Company

(A wholly-owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2010 and 2009

	2009
(in thousands of dollars)	Ordinary	Capital	Total

SSAP No. 10R, Paragraphs 10.a., 10.b., and 10.c.:
Admitted Deferred Tax Assets	$67,386	$65,476	$132,862
Admitted Assets	-	-	6,739,594
Adjusted Statutory Capital and Surplus *	-	-	499,070
Total Adjusted Capital from DTAs	-	-	674,128

Increases due to SSAP No. 10R, Paragraph 10.e.
Admitted Deferred Tax Assets	29,715	23,906	53,621
Admitted Assets	29,715	23,906	53,621
Statutory Surplus	29,715	23,906	53,621

	Change
(in thousands of dollars)	Ordinary	Capital	Total

SSAP No. 10R, Paragraphs 10.a., 10.b., and 10.c.:
Admitted Deferred Tax Assets	$2,494	$1,624	$4,118
Admitted Assets	-	-	119,175
Adjusted Statutory Capital and Surplus *	-	-	57,086
Total Adjusted Capital from DTAs	-	-	17,081

Increases due to SSAP No. 10R, Paragraph 10.e.
Admitted Deferred Tax Assets	10,818	(10,089)	729
Admitted Assets	10,818	(10,089)	729
Statutory Surplus	10,818	(10,089)	729

*	As reported on the statutory balance sheet for the most recently filed statement with the domiciliary state commissioner adjusted in accordance with SSAP No. 10R, Paragraph 10.b.ii.

The increases in statutory surplus as of December 31, 2010 and 2009 were $54,350 and $53,621, respectively, and resulted from the Company’s election pursuant to paragraph 10.e. of SSAP No. 10R and are reported as aggregate write-ins for special surplus funds on the statutory statements of admitted assets, liabilities and capital and surplus.

The impacts of tax planning strategies on the Company’s DTAs are as follows:

	Ordinary Percent	Capital Percent	Total Percent
Adjusted Gross DTAs
(% of Total Adjusted Gross DTAs)	0%	27.7%	27.7%
Net Admitted Adjusted Gross DTAs
(% of Total Net Admitted Adjusted Gross DTAs)	0%	50.7%	50.7%

The Company is currently recognizing all deferred tax liabilities.

38

Farmers New World Life Insurance Company

(A wholly-owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2010 and 2009

Current income taxes incurred for the years ended December 31, 2010, 2009 and 2008 consisted of the following major components:

	000000000000	000000000000	000000000000
(in thousands of dollars)	2010	2009	2008
Current income tax :
Current income tax expense (benefit) - operations	$63,649	$56,753	$50,481
Current income tax expense (benefit) - capital gains	(5,729)	(6,964)	7,795
Prior year adjustments	235	(3,101)	(9,280)

Current federal income taxes incurred	$58,155	$46,688	$48,996

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities as of December 31, 2010 and 2009 were as follows:

	000000000000	000000000000	000000000000
(in thousands of dollars)	2010	2009	Change
Deferred Tax Assets:
Ordinary:
Deferred acquisition costs	$94,159	$92,028	$2,131
Life insurance reserves	93,195	94,122	(927)
Nonadmitted assets	5,997	6,952	(955)
Compensation and benefits accrual	5,731	5,605	126
Depreciable assets	2,665	2,058	607
Other	8,990	9,563	(573)

Subtotal	210,737	210,328	409
Statutory Valuation Allowance Adjustment	0	0	0
Nonadmitted Deferred Tax Assets	(100,324)	(117,908)	17,584

Admitted Ordinary Deferred Tax Assets	$110,413	$92,420	$17,993

Capital:
Net capital loss carry-forward	$42,529	$41,616	$913
Investments	38,387	52,446	(14,059)

Subtotal	80,916	94,062	(13,146)
Statutory Valuation Allowance Adjustment	-	-	-
Nonadmitted Deferred Tax Assets	-	-	-

Admitted Capital Deferred Tax Assets	$80,916	$94,062	$(13,146)

Admitted Deferred Tax Assets	$191,329	$186,482	$4,847

	000000000000	000000000000	000000000000
(in thousands of dollars)	2010	2009	Change
Deferred Tax Liabilities:
Ordinary:
Deferred and uncollected premium	$40,678	$39,190	$1,488
Other	2,111	1,527	584

Total Ordinary Deferred Tax Liabilities	$42,789	$40,717	$2,072

39

Farmers New World Life Insurance Company

(A wholly-owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2010 and 2009

	000000000000	000000000000	000000000000
Capital:
Investments	$8,885	$14,304	$(5,419)
Unrealized Gain / (Loss) on Investments	2,598	1,264	1,334

	$11,483	$15,568	$(4,085)

Total Deferred Tax Liabilities	$54,272	$56,285	$(2,013)

Net Admitted Deferred Tax Assets/Liabilities	$137,057	$130,197	$6,860

The change in net deferred income taxes as of December 31, 2010 and 2009 was composed of the following:

	000000000000	000000000000	000000000000
(in thousands of dollars)	2010	2009	Change
Total deferred tax assets	$291,653	$304,391	$(12,738)
Total deferred tax liabilities	(54,272)	(56,286)	2,014

Net deferred tax asset (liability)	237,381	248,105	(10,724)
Tax effect of unrealized gains (losses)	2,598	1,264	1,334

Change in net deferred income tax (charge)/benefit	$239,979	$249,369	$(9,390)

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate at 35% to income before income taxes. The significant items causing this difference are as follows:

	000000000000	000000000000	000000000000
(in thousands of dollars)	2010	2009	Change
Provision computed at statutory rate	$66,028	$3,950	$28,737
Amortization of interest maintenance reserve	(282)	(802)	(7,221)
Separate account dividend received deduction	(175)	(421)	(498)
Non-admitted assets	903	1,163	(2,132)
SSAP 43R adjustment	-	8,252	-
Change in accounting methods for reserves	-	3,155	-
Tax-exempt interest	-	25	(7)
Other	1,071	(529)	276

Total	$67,545	$14,793	$19,155

Federal income tax incurred - operations	$63,884	$53,652	$41,201
Tax on capital gains/(losses)	(5,729)	(6,964)	7,795
Change in net deferred income tax	9,390	(31,895)	(29,841)

Total statutory income taxes	$67,545	$14,793	$19,155

As of December 31, 2010 the Company did not have any operating loss carryforwards.

40

Farmers New World Life Insurance Company

(A wholly-owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2010 and 2009

The following are income taxes incurred in the current and prior years that will be available for recoupment in the event of future net losses:

(in thousands of dollars)		Amount
	2010	$57,920
	2009	56,987
	2008	46,759

Deposits admitted under IRC §6603		-

The Company files a consolidated return with the following entities:

Farmers Group, Inc. (d.b.a. Farmers Underwriters Association)

Truck Underwriters Association

Fire Underwriters Association

FIG Holding Company

FIG Leasing Company, Inc.

Prematic Service Corporation California

Prematic Service Corporation Nevada

Farmers Value Added, Inc.

Farmers Services Corporation

Farmers Underwriters Association

Farmers Reinsurance Company

Leschi Life Assurance Company

The method of allocation between the companies is subject to a written agreement, which has been approved by the Board of Directors. Allocation is based upon separate return calculations with current credit for net losses. Intercompany tax balances are settled annually within 45 days after the filing of the consolidated federal income tax return.

The Company adheres to the provisions of the Life Insurance Company Income Tax Act of 1959 as amended by the 1984 and 1986 Tax Reform Acts.

The Company did not accrue any interest and penalties related to income tax contingencies.

14.	Contingencies

The Company is subject to lawsuits arising from the normal course of its business activities. These actions are in various stages of discovery and development, and some seek punitive as well as compensatory damages. In the opinion of management, the Company has not engaged in any conduct that should warrant the award of any material punitive or compensatory damages. The Company intends to defend vigorously its position in each case, and management believes that, while it is not possible to predict the outcome of such matters with certainty, ultimate disposition of these proceedings should not have a material adverse effect on the Company’s financial condition or its statements of assets, liabilities, capital and surplus, results of operations or cash flows.

41

Farmers New World Life Insurance Company

(A wholly-owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2010 and 2009

15. Commitments

In December 2005, the Company sold real property occupied by the Company for $39,550,000. Under the terms of the agreement, the Company is leasing back the property from the purchaser for a period of 15 years. The sale-leaseback transaction does not include any form of continuing involvement that would preclude the Company from using sale-leaseback accounting. The Company is accounting for the leaseback as an operating lease.

The gain of approximately $29,250,000 realized in this transaction has been deferred and is being amortized to income in proportion to rent charged over the term of the lease. The Company recognized approximately $1,785,000, $1,738,000 and $1,691,000 of this gain for the year ended December 31, 2010, 2009 and 2008, respectively.

The lease contains 4 successive renewal options, each to extend the lease upon expiration for an additional 5 years. For the year ended December 31, 2010, the total minimum rental expense incurred by the Company under this lease was approximately $2,834,000.

Statutory guidance provides that an operating expense lease should be recognized on a straight-line basis over the lease term, even if payments are not made on a straight-line basis. Accordingly, the lease will be recognized at the rate of approximately $2,834,000 per year for the original lease period of 15 years.

As of December 31, 2010, the future minimum rental payments required by leases are as follows:

	00000	00000
(in thousands of dollars)	Year Ending December 31

	2011	$2,668
	2012	2,742
	2013	2,817
	2014	2,894
	2015	2,974
	Thereafter	16,049

Total future minimum payments required*		$30,144

* Minimum payments have not been reduced by minimum sublease rentals of $36,000 due in the future under non-cancelable subleases.

42

Farmers New World Life Insurance Company

(A wholly-owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2010 and 2009

The following schedule shows the composition of total rental expense for all operating leases except those with terms of a month or less that were not renewed:

(in thousands of dollars)

Year Ending December 31	2010	2009	2008

Minimum rentals	$2,834	$2,834	$2,834
Contingent rentals	-	-	-
Less: Sublease rentals	(52)	(130)	(48)

	$2,782	$2,704	$2,786

16.	Equity-Indexed Annuities

The Company sells an equity-indexed annuity product. At the end of its 7-year term, this product credits interest to the annuitant at a rate based on a specified portion of the change in the value of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), subject to a guaranteed annual minimum return.

To hedge the interest liability generated on the annuities as the index rises, the Company purchases call options on the S&P 500 Index. The Company considers such call options to be held as an economic hedge.

The S&P 500 call options are reported as other invested assets, at fair value as computed using the Black-Scholes model under the “Asian” methodology. Mark-to-market accounting is used to account for call options. Pursuant to SSAP No. 86 “Accounting for Derivative Instruments and Hedging Activities”, the Company recognized the change between the cost of the S&P 500 call options and its corresponding fair value as a change in net unrealized capital gains or losses in the statement of changes in capital and surplus.

As of December 31, 2010, the amount of unrealized hedging gains recorded in unassigned surplus was approximately $216,000 and the amount recorded as of December 31, 2009 was an unrealized loss of $1,293,000.

As of December 31, 2010 and 2009, the Company had call options with contract values of approximately $4,908,000 and $6,596,000, respectively, and carrying values of approximately $98,000 and $166,000, respectively.

The cash requirement of the S&P 500 call options consists of the initial premium paid to purchase the index options. Should a liability exist to the annuitant at maturity of the annuity policy, the termination or maturity of the option contracts will generate positive cash flows to the Company. The appropriate amount of cash will then be remitted to the annuity participant based on the respective participant rate. The S&P 500 call options are generally expected to be held for a 7-year term, but can be terminated at any time.

In 2010, the Company had 1,762 S&P 500 call option contracts that expired upon reaching their 7-year term. The expired S&P 500 call options were acquired in February 2003 through January 2004, with contract values of $1,688,000 and carrying values of $284,000 at the date of expiration.

43

Farmers New World Life Insurance Company

(A wholly-owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2010 and 2009

The Company received total proceeds of $0 from the expired options, resulting in realized losses of $284,000 for the year. Gains and losses related to these S&P 500 call options are reported in the net realized capital gains and losses item in the statement of operations.

There are certain risks associated with the S&P 500 call options, primarily with respect to significant movements in the United States stock market and counterparty non-performance. The Company believes that the counterparties to its S&P 500 call option agreements are financially responsible and that the counterparty risk associated with these transactions is minimal.

17.	Separate Accounts

The Company issues VUL and deferred variable annuity contracts. The assets and liabilities held for VUL, Farmers EssentialLife VUL, Accumulator VUL and deferred variable annuity contracts are held in the Accounts, which are legally segregated from the general assets of the Company. As of December 31, 2010, there were 36 sub-accounts available for the VUL products, 47 sub-accounts available for variable annuity, 34 sub-accounts available for Farmers EssentialLife VUL and 23 sub-accounts available for the Accumulator VUL product. The sub-accounts invest in underlying mutual fund portfolios. Shares of each portfolio are purchased and redeemed at net asset value, without a sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that same portfolio. The deposits collected for variable contracts are invested at the direction of the contract holders in the sub-accounts that comprise the Accounts. Absent any contract provisions wherein the Company contractually guarantees either a minimum return or account value, the contract holders bear the investment risk that the sub-accounts may not meet their stated objectives. The assets of the Accounts are carried at fair value. The Accounts’ liabilities represent the contract holders’ claims to the related assets. Investment income and realized capital gains and losses of the Accounts accrue directly to the contract holders and, therefore, are not included in the Company’s statutory basis statements of operations. Mortality, policy administration, and surrender charges to all accounts are included in the revenues of the Company.

As of December 31, 2010 the separate account assets that are legally insulated from the general account claims are as follows:

	Legally Insulated Assets	Separate Account Assets (Not Legally Insulated)
Farmers Variable Annuity	$240,292,842	$-
Farmers Variable Universal Life	193,747,468	-
Farmers LifeAccumulator VUL	17,100,483	-
Farmers EssentialLife VUL	11,481,744	-

Total	$462,622,537	$-

Separate Accounts Products That Have Guarantees Backed by the General Account.

•

Only the Company’s Variable Annuity has separate account products with guarantees backed by the general account. The maximum guarantee for separate account products as of December 31, 2010 is $363,455,285. The fund value is $352,465,866. The maximum guarantee excess is only $10,989,419.

44

Farmers New World Life Insurance Company

(A wholly-owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2010 and 2009

•	The risk charges paid by the separate account to the general account for the past five years as compensation for the risk taken by the general account are as follows:

Year	Totals
2010	$317,626
2009	N/A
2008	N/A
2007	N/A
2006	N/A

•	The amounts paid by the general account due to separate account guarantees during the past five years consisted of the following:

Year	Totals
2010	$378,732
2009	$580,062
2008	$208,751
2007	$ 6,881
2006	$ 15,382

Premiums, considerations or deposits received for the years ended December 31, 2010 and 2009, were approximately $73,009,000 and $74,016,000, respectively.

Reserves for accounts with assets as of December 31, 2010 and 2009, at market value, are approximately $430,914,000 and $377,531,000, respectively. The entire reserve amount is subject to discretionary withdrawal. Since all investment returns are credited directly to the policyholders, no reserves are held for asset default risk in lieu of AVR.

A reconciliation of net transfers to separate accounts for the years ended December 31, 2010, 2009 and 2008 is as follows:

(in thousands of dollars)	2010	2009	2008

Transfers as reported in the Summary of
Operations of the Separate Accounts	$ (1,026)	$2,789	$11,351
Less: Sundry general expenses	(21)	112	(484)

Net transfers to Separate Accounts	$ (1,047)	$2,901	$10,867

18.	Premium and Annuity Considerations Deferred and Uncollected

The following are deferred and uncollected life and accident and health insurance premiums and annuity considerations as of December 31, 2010 and 2009:

45

Farmers New World Life Insurance Company

(A wholly-owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2010 and 2009

(in thousands of dollars)	2010		2009
	Gross	Net of Loading	Gross	Net of Loading
Type
Ordinary new business	$11,614	$1,990	$10,072	$1,891
Ordinary renewal	163,367	102,378	166,462	120,412

	$174,981	$104,368	$176,534	$122,303

19.	Analysis of Annuity Actuarial Reserves and Deposit-Type Liabilities By Withdrawal Characteristics

The following is the analysis of annuity actuarial reserves and deposit-type liabilities by withdrawal characteristics as of December 31, 2010 and 2009:

(in thousands of dollars)	2010	2009

Subject to discretionary withdrawal
At book value, less current surrender charge of 5% or more	$389,917	$407,723
At market value	235,848	224,283

Total with adjustment or at market value	625,765	632,006
At book value without adjustment (minimal or no charge or adjustment)	1,497,274	1,459,910
Not subject to discretionary withdrawal	637,709	648,536

Total	$2,760,748	$2,740,452

20.	Reconciliation to Annual Statement

There were no material differences between the annual statement and the accompanying audited financial statements as of December 31, 2010 and 2009.

In the Company’s 2008 annual statement, real estate partnerships reported in the Other Invested Assets line were not valued in accordance with SSAP No. 48 “Joint Ventures, Partnerships and Limited Liability Companies”.

The following is a reconciliation of the differences between the 2008 annual statement and the accompanying audited financial statements as of December 31, 2008:

46

Farmers New World Life Insurance Company

(A wholly-owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2010 and 2009

(in thousands of dollars)
Statutory statement of admitted assets, liabilities and capital and surplus	2008

Net deferred tax asset
Annual Statement, as originally filed	$27,079
Adjustment for SSAP No. 48 reporting share of undistributed earnings and losses of real estate partnerships	1,693

Audited statutory financial statements as reported herein	$28,772

Unassigned surplus
Annual Statement, as originally filed	$541,677
Adjustment for SSAP No. 48 reporting share of undistributed earnings and losses of real estate partnerships	1,693

Audited statutory financial statements as reported herein	$543,370

(in thousands of dollars)
Statutory statement of operations	2008
Net investment income
Annual Statement, as originally filed	$310,566
Adjustment for SSAP No. 48 reporting share of undistributed earnings and losses of real estate partnerships	4,838

Audited statutory financial statements as reported herein	$315,404

(in thousands of dollars)
Statutory statement of changes in capital and surplus	2008
Net income
Annual Statement, as originally filed	$19,206
Adjustment for SSAP No. 48 reporting share of undistributed earnings and losses of real estate partnerships	4,838

Audited statutory financial statements as reported herein	$24,044

Change in net unrealized capital losses
Annual Statement, as originally filed	$(58,500)
Adjustment for SSAP No. 48 reporting share of undistributed earnings and losses of real estate partnerships	(3,145)

Audited statutory financial statements as reported herein	$(61,645)

21.	Subsequent Events

As of the report date, there have been no events occurring subsequent to the close of the Company’s books or accounts for the accompanying financial statements that would have a material effect on the Company’s statutory financial statements.

47

SUPPLEMENTAL SCHEDULES

Farmers New World Life Insurance Company

(A wholly-owned subsidiary of Farmers Group, Inc.)

Supplemental Schedule of Assets and Liabilities

Year Ended December 31, 2010

The following is a summary of certain financial data included in other exhibits and schedules subjected to audit procedures by independent accountants and utilized by actuaries in the determination of reserves:

Investment income earned
U.S. government bonds	$9,716,432
Other bonds (unaffiliated)	288,089,478
Bonds of affiliates	5,178,410
Preferred stocks (unaffiliated)	-
Mortgage loans	1,481
Real estate	9,052,951
Contract loans	22,272,388
Cash, cash equivalents and short-term investments	104,743
Other invested assets	-
Aggregate write-ins for investment income	138,219

Total gross investment income	$334,554,102

Real estate owned - book value less encumbrances	$80,585,740

Mortgage loans - book value
Commercial mortgages	$17,735

Total mortgage loans	$17,735

Mortgage loans by standing - book value
Good standing	$17,735

Other long-term assets - statement value	$38,999,295

49

Farmers New World Life Insurance Company

(A wholly-owned subsidiary of Farmers Group, Inc.)

Supplemental Schedule of Assets and Liabilities

Year Ended December 31, 2010

Bonds and short-term investments by class and maturity
Bonds by maturity - statement value
Due with 1 year or less	$456,192,924
Over 1 year through 5 years	1,847,474,634
Over 5 years through 10 years	1,668,475,455
Over 10 years through 20 years	375,762,141
Over 20 years	1,208,704,960

Total by maturity	$5,556,610,114

Bonds by class - statement value
Class 1	$4,433,248,543
Class 2	959,780,742
Class 3	100,781,054
Class 4	30,182,994
Class 5	32,215,181
Class 6	401,600

Total by class	$5,556,610,114

Total bonds publicly traded	$4,873,163,157

Total bonds privately placed	$683,446,957

Preferred stocks - statement value	$72,000

Common stocks - equity value	$-

Short-term investments - book value	$126,776,608

Options, caps, floors and insurance futures owned - statement value	$98,091

Cash on deposit	$(10,145,477)

50

Farmers New World Life Insurance Company

(A wholly-owned subsidiary of Farmers Group, Inc.)

Supplemental Schedule of Assets and Liabilities

Year Ended December 31, 2010

Life insurance in force
Industrial	$-

Ordinary	$84,209,004,000

Credit life	$-

Group life	$27,877,561,000

Amount of additional accidental death benefits in force under ordinary policies	$3,072,813,000

Life insurance policies with disability provisions in force
Industrial	$-

Ordinary	$48,487,040,000

Credit life	$-

Group life	$320,000

Supplementary contracts in force
Ordinary - not involving life contingencies
Amount on deposit	$18,699,434,000

Income payable	$165,747,000

Ordinary - involving life contingencies
Income payable	$143,953,000

Group - not involving life contingencies
Amount on deposit	$-

Income payable	$-

Group - involving life contingencies
Income payable	$-

51

Farmers New World Life Insurance Company

(A wholly-owned subsidiary of Farmers Group, Inc.)

Supplemental Schedule of Assets and Liabilities

Year Ended December 31, 2010

Annuities
Ordinary
Immediate - amount of income payable	$50,986,454

Deferred - fully paid - account balance	$538,345,120

Deferred - not fully paid - account balance	$1,446,773,755

Group
Amount of income payable	$-

Fully paid - account balance	$-

Not fully paid - account balance	$-

Accident and health insurance - premiums in force
Ordinary	$17,857,285

Group	$72

Credit	$-

Deposit funds and dividend accumulations
Deposit funds - account balance	$87,677,972

Dividend accumulations - account balance	$-

Claim payments
Group accident and health - year ended December 31
2010	$-

2009	$-

2008	$-

2007	$-

2006	$-

Prior years	$-

Other accidental and health
2010	$1,101,000

2009	$1,701,000

2008	$1,929,000

2007	$1,382,000

2006	$346,000

Prior years	$628,000

Other coverage that use developmental methods to calculate claims reserves
2010	$-

2009	$-

2008	$-

2007	$-

2006	$-

Prior years	$-

52

Farmers New World Life Insurance Company

(A wholly-owned subsidiary of Farmers Group, Inc.)

Supplemental Summary Investment Schedule and

Investment Risk Interrogatories

Year Ended December 31, 2010

The following is a summary of certain financial data included in other exhibits and schedules subjected to audit procedures by independent accountants of Farmers New World Life Insurance Company’s 2010 statutory annual financial statement as filed with state regulatory authorities.

The Company’s gross investment holdings as filed in the 2010 Annual Statement are $6,025,629,553.

	Gross Investment Holdings		Admitted Assets as Reported in the Annual Statement

	Amount	Percentage	Amount	Percentage
Investment Categories
Bonds
U.S. treasury securities	$355,668,672	5.90%	$355,668,672	5.90%
U.S. government obligations issued by U.S. government-sponsored agencies	56,302,826	0.93%	56,302,826	0.93%
Foreign government (including Canadian, excluding mortgage-backed securities)	21,871,649	0.36%	21,871,649	0.36%
Securities issued by states, territories and possessions and political subdivisions in the U.S.	33,275,275	0.55%	33,275,275	0.55%
Political subdivisions of state, territories and possessions general obligations	46,447,391	0.77%	46,447,391	0.77%
Revenue and assessment obligations Mortgage-backed securities	173,714,002	2.88%	173,714,002	2.88%
Pass-through securities
Guaranteed by GNMA	218,059	0.00%	218,059	0.00%
Issued by FNMA, FHLMC & GNMA	220,089,665	3.65%	220,089,665	3.65%
All Other	877,182	0.01%	877,182	0.01%
Privately issued
Other mortgage-backed securities	508,840,338	8.44%	508,840,338	8.44%
Issued by FNMA and FHLMC
All other privately issued	1,220,580,359	20.26%	1,220,580,359	20.26%

Other debt and other fixed income securities (excludes short-term)
Unaffiliated domestic securities (includes credit tenant loans rated by the SVO)	2,329,759,874	38.66%	2,329,759,874	38.66%
Unaffiliated foreign securities	462,188,215	7.67%	462,188,215	7.67%

Equity interests
Preferred stocks
Unaffiliated	72,000	0.00%	72,000	0.00%

Mortgage loans
Commercial loans	17,735	0.00%	17,735	0.00%

Real estate investments
Property held for the production of income	80,585,748	1.34%	80,585,748	1.34%

Contract loans	294,972,243	4.90%	294,972,243	4.90%

Receivables for Securities	92,501	0.00%	92,501	0.00%

Cash, cash equivalents and short-term Investments	180,958,433	3.00%	116,631,131	1.94%

Other invested assets	39,097,386	0.66%	103,424,688	1.72%

Total invested assets	$6,025,629,553	100.00%	$6,025,629,553	100.00%

53

Farmers New World Life Insurance Company

(A wholly-owned subsidiary of Farmers Group, Inc.)

Supplemental Summary Investment Schedule and

Investment Risk Interrogatories

Year Ended December 31, 2010

The Company’s total admitted assets, excluding separate account assets, as filed in the 2010 Annual Statement were $6,396,146,399.

The Company’s ten largest exposures to a single issuer/borrower/investment, excluding U.S. government, U.S. government agency securities and those U.S. government money market funds listed in the Appendix to the NAIC SVO Purposes and Procedures Manual as exempt, property occupied by the Company and policy loans are as follows:

	Amount	Percentage of Total Admitted Assets
Investments
JPMorgan Chase Commercial Mortgage	$152,703,764	2.39%
Greenwich Capital Commercial Finance	123,102,954	1.92%
Mount Rosa Evans 2 LLC	100,322,779	1.57%
JP Morgan Money Market Funds	90,451,870	1.41%
General Electric Co	77,810,965	1.22%
Goldman Sachs Group Inc	73,497,239	1.15%
Bear Stearns Commercial Mortgage	72,048,876	1.13%
JP Morgan Chase & Co	70,587,553	1.10%
Credit Suisse Group AG	67,606,992	1.06%
Wells Fargo & Co	64,186,193	1.00%

The amounts and percentages of the Company’s total admitted assets held in bonds and preferred stocks by NAIC rating are as follows:

	Bonds			Preferred Stocks
	Book Value	Percentage		Book Value	Percentage

NAIC - 1	$4,433,248,543	69.31%	P/RP - 1	$-	0.00%
NAIC - 2	959,780,742	15.01%	P/RP - 2	-	0.00%
NAIC - 3	100,781,054	1.58%	P/RP - 3	-	0.00%
NAIC - 4	30,182,994	0.47%	P/RP - 4	-	0.00%
NAIC - 5	32,215,181	0.50%	P/RP - 5	-	0.00%
NAIC - 6	401,600	0.01%	P/RP - 6	72,000	0.00%

	$5,556,610,114			$72,000

The Company holds admitted assets in foreign investments of approximately $401,338,478 or 6.27% of total admitted assets.

54

Farmers New World Life Insurance Company

(A wholly-owned subsidiary of Farmers Group, Inc.)

Supplemental Summary Investment Schedule and

Investment Risk Interrogatories

Year Ended December 31, 2010

The amounts and percentages of the Company’s total admitted assets held in aggregate foreign investment exposures categorized by NAIC sovereign rating are as follows:

	Amount	Percentage of Total Admitted Assets

Countries rated NAIC - 1	$401,338,478	6.27%
Countries rated NAIC - 2	-	0.00%
Countries rated NAIC - 3 or below	-	0.00%

	$401,338,478	6.27%

The Company’s two largest foreign investment exposures to a single country, categorized by the country’s NAIC sovereign rating:

	Amount	Percentage of Total Admitted Assets

Countries rated NAIC - 1
Great Britain	$99,790,150	1.56%
Australia	71,383,009	1.12%

Questions 7 through 9 are not applicable as the Company does not have unhedged foreign currency exposure.

The Company’s ten largest non-sovereign foreign issues and related amounts and percentages of total admitted assets are listed below:

NAIC Rating		Amount	Percentage of Total Admitted Assets

1FE	Westfield Capital Corp.	$34,479,880	0.54%
1FE	UBS AG Stamford Ct	22,011,721	0.34%
1Z	Codelco Inc.	21,374,752	0.33%
2FE	British Telecom PLC	18,930,960	0.30%
1FE	HBOS Treasury Services	18,611,924	0.29%
2Z	Deutsche Telekom	16,467,600	0.26%
1FE	Enel Finance Intl SA	16,194,396	0.25%
1FE	Westpac Banking	15,010,721	0.23%
1FE	Phillips Electronics NV	14,861,035	0.23%
1FE	EDP Finance BV	14,438,575	0.23%

The Company holds Canadian investments of approximately $87,302,686 or 1.36% of total admitted assets, which is below the threshold of 2.5%.

Question 12 is not applicable as the Company does not hold any investments with contractual sales restrictions.

55

Farmers New World Life Insurance Company

(A wholly-owned subsidiary of Farmers Group, Inc.)

Supplemental Summary Investment Schedule and

Investment Risk Interrogatories

Year Ended December 31, 2010

The Company holds admitted assets in equity interests of approximately $39,071,298 or 0.61% of total admitted assets, which is below the threshold of 2.5%.

The Company’s ten largest equity interests held and the percentage of admitted assets held are listed below:

	Amount	Percentage of Total Admitted Assets
Investments
Canyon Value Realization	$8,531,426	0.13%
Aristeia Partners	7,100,561	0.11%
NWI Emerging Markets F.I.	5,328,448	0.08%
NWI Emerging Markets F.I.	4,395,228	0.07%
Samyln Onshore	3,643,020	0.06%
Brevan Howard	3,364,993	0.05%
Daedalus Partners	2,995,225	0.05%
Polygon Global Opportunity	1,662,158	0.03%
Golden Tree Partners	907,493	0.01%
Stark Investment	758,898	0.01%

The Company’s three largest investments in joint venture interests are listed below:

	Amount	Percentage of Total Admitted Assets
Investments
Canyon Value Realization	$8,531,426	0.13%
Aristeia Partners	7,100,561	0.11%
NWI Emerging Markets F.I.	5,328,448	0.08%

The Company holds approximately $17,735 of mortgage loans, or 0.0003% of total admitted assets, which is below the threshold of 2.5%.

The Company holds approximately $80,585,748 or 1.26% of total admitted assets, in investment real estate properties, which is below the threshold of 2.5%.

Question 19 is not applicable as the Company does not hold any investments held in mezzanine real estate loans.

56

Farmers New World Life Insurance Company

(A wholly-owned subsidiary of Farmers Group, Inc.)

Supplemental Summary Investment Schedule and

Investment Risk Interrogatories

Year Ended December 31, 2010

The Company holds the following amounts in securities lending arrangements (not including assets held as collateral for such transactions) as of:

	Amount	Percentage of Total Admitted Assets
Date
March 31, 2010 (unaudited)	$13,254,757	Not Applicable
June 30, 2010 (unaudited)	82,528,896	Not Applicable
September 30, 2010 (unaudited)	62,313,460	Not Applicable
December 31, 2010 (unaudited)	63,160,120	0.987%

The Company holds approximately $98,091 in call option investments, which comprised 0.002% of total admitted assets.

Questions 22 and 23 are not applicable as the Company holds no investments in collars, swaps, forwards, or future contracts.

57

Farmers Annuity Separate

Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Financial Statements

December 31, 2010

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Index

December 31, 2010

Page(s)

Report of Independent Registered Public Accounting Firm	1–2

Financial Statements

Statement of Assets and Liabilities	3–12

Statement of Operations	13–22

Statements of Changes in Net Assets	23–36

Notes to Financial Statements	37–68

Report of Independent Registered Public Accounting Firm

To the Board of Directors of

Farmers New World Life Insurance Company and the

Contract Holders of Farmers Annuity Separate Account A

In our opinion, the accompanying statement of assets and liabilities, including the related statements of operations and of changes in net assets, present fairly, in all material respects, the financial position of each of the portfolios constituting the Farmers Annuity Separate Account A of Farmers New World Life Insurance Company (the “Account”) (comprised of the VP SRI Mid Cap Growth Portfolio of the Calvert Variable Series, Inc.; Opportunistic Small Cap and Quality Bond Portfolios of the Dreyfus Variable Investment Fund – Service Class Shares; the Socially Responsible Growth Fund of the Dreyfus Socially Responsible Growth Fund, Inc. – Service Class Shares; the Bond, the Global Opportunities, the Growth & Income, and the International VIPs of the DWS Variable Series I – Class A Shares; the Strategic Value, the Government & Agency Securities, the High Income, the Money Market, and the Small Cap Growth VIPs of the DWS Variable Series II – Class A Shares; the Growth, the Index 500, and the Mid Cap Portfolios of Fidelity Variable Insurance Products (“VIP”) Funds – Service Class Shares; the Freedom 2005, the Freedom 2010, the Freedom 2015, the Freedom 2020, the Freedom 2025, the Freedom 2030, and the Freedom Income Portfolios of Fidelity VIP Freedom Funds – Service Class 2 Shares; the FundsManager 20%, the FundsManager 50%, the FundsManager 70%, and the FundsManager 85% Portfolios of Fidelity VIP FundsManager Portfolios – Service Class 2 Shares; the Developing Markets Securities, the Small - Mid Cap Growth Securities, and the Small Cap Value Securities Funds of the Franklin Templeton Variable Insurance Products Trust – Class 2 Shares; the Strategic Growth, the Mid Cap Value, and the Structured Small Cap Equity Funds of the Goldman Sachs Variable Insurance Trust – Institutional Class Shares; the Balanced Portfolio – Service Shares, the Forty Portfolio – Institutional Shares, and the Enterprise Portfolio – Service Shares of the Janus Aspen Series; the Foreign Bond (U.S. Dollar-Hedged), and the Low Duration Portfolios of the PIMCO Variable Insurance Trust – Administrative Class Shares; the Equity Income, the MidCap Blend, the SmallCap Growth II, and the Capital Appreciation Accounts of the Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds; the SAM Balanced, the SAM Conservative Balanced, the SAM Conservative Growth, the SAM Flexible Income, and the SAM Strategic Growth Portfolios of the Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares - Strategic Asset Management (“SAM”) Portfolios) at December 31, 2010, the results of each of their operations for the period then ended and the changes in each of their net assets for each of the periods ended December 31, 2010 and 2009, in conformity with accounting principles generally accepted in the United States of America. These financial statements (hereafter referred to as “financial statements”) are the responsibility of the Account’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Seattle, Washington

April 27, 2011

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities

December 31, 2010

	Calvert Variable Series, Inc.	Dreyfus Variable Investment Fund – Service Class Shares		Dreyfus Socially Responsible Growth Fund, Inc. – Service Class Shares	DWS Variable Series I – Class A Shares

	VP SRI Mid Cap Growth Portfolio (1)	Opportunistic Small Cap Portfolio (2)	Quality Bond Portfolio	Socially Responsible Growth Fund	Bond VIP

Assets
Investments, at fair value	$360,402	$2,140,261	$1,624,696	$161,416	$6,910,068

Dividends receivable	-	-	-	-	-

Total assets	360,402	2,140,261	1,624,696	161,416	6,910,068

Liabilities
Payable to Farmers New World Life Insurance Company	382	2,366	1,811	166	7,369

Total liabilities	382	2,366	1,811	166	7,369

Net assets	$360,020	$2,137,895	$1,622,885	$161,250	$6,902,699

Accumulation units outstanding	29,736	212,546	118,568	18,643	526,235

Unit value of accumulation units	$12.11	$10.06	$13.69	$8.65	$13.12

Shares owned in each portfolio	10,935	70,846	141,155	5,433	1,220,860

Market value per share	$32.96	$30.21	$11.51	$29.71	$5.66

Cost of investments	$197,247	$1,956,808	$1,522,915	$127,934	$7,619,840

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities

December 31, 2010

	DWS Variable Series I – Class A Shares, Continued			DWS Variable Series II – Class A Shares

	Global Opportunities VIP	Growth & Income VIP	International VIP	Government & Agency Securities VIP	High Income VIP	Money Market VIP

Assets
Investments, at fair value	$5,834,996	$3,058,200	$6,083,215	$4,449,180	$4,992,903	$2,373,308

Dividends receivable	-	-	-	-	-	12.00

Total assets	5,834,996	3,058,200	6,083,215	4,449,180	4,992,903	2,373,320

Liabilities
Payable to Farmers New World Life Insurance Company	6,426	3,464	6,830	4,981	5,405	3,205

Total liabilities	6,426	3,464	6,830	4,981	5,405	3,205

Net assets	$5,828,570	$3,054,736	$6,076,385	$4,444,199	$4,987,498	$2,370,115

Accumulation units outstanding	355,115	337,284	885,584	277,701	308,877	207,429

Unit value of accumulation units	$16.41	$9.06	$6.86	$16.00	$16.15	$11.43

Shares owned in each portfolio	408,613	404,524	740,051	342,772	723,609	2,373,308

Market value per share	$14.28	$7.56	$8.22	$12.98	$6.90	$1.00

Cost of investments	$3,580,895	$3,109,860	$5,366,886	$4,079,312	$4,809,006	$2,373,308

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities

December 31, 2010

	000000000000	000000000000	000000000000	000000000000	000000000000
	DWS Variable Series II – Class A Shares, Continued		Fidelity Variable Insurance Products (VIP) Funds – Service Class Shares

	Small Cap Growth VIP	Strategic Value VIP	VIP Growth Portfolio	VIP Index 500 Portfolio	VIP Mid Cap Portfolio

Assets
Investments, at fair value	$361,642	$13,312,068	$7,611,675	$8,175,414	$8,024,152

Dividends receivable	-	-	-	-	-

Total assets	361,642	13,312,068	7,611,675	8,175,414	8,024,152

Liabilities
Payable to Farmers New World Life Insurance Company	398	14,614	8,261	8,804	8,571

Total liabilities	398	14,614	8,261	8,804	8,571

Net assets	$361,244	$13,297,454	$7,603,414	$8,166,610	$8,015,581

Accumulation units outstanding	82,636	933,080	840,940	776,573	333,019

Unit value of accumulation units	$4.37	$14.25	$9.04	$10.52	$24.07

Shares owned in each portfolio	26,111	1,637,401	205,777	61,902	246,745

Market value per share	$13.85	$8.13	$36.99	$132.07	$32.52

Cost of investments	$265,531	$14,815,239	$5,470,927	$6,680,319	$5,748,514

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities

December 31, 2010

	Fidelity VIP Freedom Funds – Service Class 2 Shares

	VIP Freedom 2005 Portfolio	VIP Freedom 2010 Portfolio	VIP Freedom 2015 Portfolio	VIP Freedom 2020 Portfolio	VIP Freedom 2025 Portfolio	VIP Freedom 2030 Portfolio	VIP Freedom Income Portfolio

Assets
Investments, at fair value	$71,970	$201,588	$507,010	$697,274	$399,341	$193,656	$52,029
Dividends receivable	-	-	-	-	-	-	-

Total assets	71,970	201,588	507,010	697,274	399,341	193,656	52,029

Liabilities
Payable to Farmers New World Life Insurance Company	70	230	558	769	440	209	51

Total liabilities	70	230	558	769	440	209	51

Net assets	$71,900	$201,358	$506,452	$696,505	$398,901	$193,447	$51,978

Accumulation units outstanding	6,653	18,495	46,785	65,440	37,455	18,638	4,773

Unit value of accumulation units	$10.81	$10.89	$10.83	$10.64	$10.65	$10.38	$10.89

Shares owned in each portfolio	7,140	19,090	47,607	66,092	38,251	19,023	5,081

Market value per share	$10.08	$10.56	$10.65	$10.55	$10.44	$10.18	$10.24

Cost of investments	$66,096	$150,293	$426,315	$624,854	$319,193	$136,622	$51,308

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities

December 31, 2010

	Fidelity VIP FundsManager Portfolios – Service Class 2 Shares				Franklin Templeton Variable Insurance Products Trust – Class 2 Shares

	VIP FundsManager 20% Portfolio	VIP FundsManager 50% Portfolio	VIP FundsManager 70% Portfolio	VIP FundsManager 85% Portfolio	Developing Markets Securities Fund

Assets
Investments, at fair value	$320,399	$496,997	$1,739,387	$1,018,679	$4,020,919
Dividends receivable	-	-	-	-	-

Total assets	320,399	496,997	1,739,387	1,018,679	4,020,919

Liabilities
Payable to Farmers New World Life Insurance Company	336	524	1,735	1,074	4,220

Total liabilities	336	524	1,735	1,074	4,220

Net assets	$320,063	$496,473	$1,737,652	$1,017,605	$4,016,699

Accumulation units outstanding	29,800	46,102	164,770	98,110	185,525

Unit value of accumulation units	$10.74	$10.77	$10.55	$10.37	$21.65

Shares owned in each portfolio	30,169	49,650	183,868	111,088	355,834

Market value per share	$10.62	$10.01	$9.46	$9.17	$11.30

Cost of investments	$303,872	$423,669	$1,393,581	$818,464	$2,940,180

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities

December 31, 2010

	Franklin Templeton Variable Insurance Products Trust – Class 2 Shares, Continued			Goldman Sachs Variable Insurance Trust –Institutional Class Shares

	Global Asset Allocation Fund (3)	Small – Mid Cap Growth Securities Fund	Small Cap Value Securities Fund	Mid Cap Value Fund	Strategic Growth Fund (4)	Structured Small Cap Equity Fund
Assets
Investments, at fair value	$-	$2,693,198	$1,757,146	$5,023,291	$5,605,933	$1,028,905
Dividends receivable	-	-	-	-	-	-

Total assets	-	2,693,198	1,757,146	5,023,291	5,605,933	1,028,905

Liabilities
Payable to Farmers New World Life Insurance Company	-	2,923	1,855	5,492	6,148	1,087

Total liabilities	-	2,923	1,855	5,492	6,148	1,087

Net assets	$-	$2,690,275	$1,755,291	$5,017,799	$5,599,785	$1,027,818

Accumulation units outstanding	-	220,238	129,834	242,270	586,351	71,226

Unit value of accumulation units	$-	$12.22	$13.52	$20.71	$9.55	$14.43

Shares owned in each portfolio	-	125,091	108,132	356,262	466,772	90,097

Market value per share	$-	$21.53	$16.25	$14.10	$12.01	$11.42

Cost of investments	$-	$1,846,419	$1,524,593	$3,953,797	$3,940,197	$867,585

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities

December 31, 2010

	000000000000	000000000000	000000000000	000000000000	000000000000
	Janus Aspen Series			PIMCO Variable Insurance Trust – Administrative Class Shares

	Balanced Portfolio (Service Shares)	Forty Portfolio (Institutional Shares)	Enterprise Portfolio (Service Shares)	VIT Foreign Bond Portfolio (U.S. Dollar- Hedged)	VIT Low Duration Portfolio

Assets
Investments, at fair value	$6,695,473	$13,388,249	$816,692	$4,645,473	$6,520,237

Dividends receivable	-	-	-	-	-

Total assets	6,695,473	13,388,249	816,692	4,645,473	6,520,237

Liabilities
Payable to Farmers New World Life Insurance Company	7,144	14,832	885	4,877	7,217

Total liabilities	7,144	14,832	885	4,877	7,217

Net assets	$6,688,329	$13,373,417	$815,807	$4,640,596	$6,513,020

Accumulation units outstanding	451,463	1,603,520	64,626	292,186	436,840

Unit value of accumulation units	$14.81	$8.34	$12.62	$15.88	$14.91

Shares owned in each portfolio	227,582	374,601	21,761	465,311	624,596

Market value per share	$29.42	$35.74	$37.53	$9.98	$10.44

Cost of investments	$5,578,180	$7,352,281	$400,248	$4,556,143	$6,219,335

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities

December 31, 2010

	Principal Variable Contracts Funds, Inc – Class 2 Shares – Equity Funds

	Capital Appreciation Account	Equity Income Account	MidCap Blend Account	SmallCap Growth Account II

Assets
Investments, at fair value	$922,386	$7,901,832	$3,681,593	$1,212,249

Dividends receivable	-	-	-	-

Total assets	922,386	7,901,832	3,681,593	1,212,249

Liabilities
Payable to Farmers New World Life Insurance Company	985	8,636	3,814	1,277

Total liabilities	985	8,636	3,814	1,277

Net assets	$921,401	$7,893,196	$3,677,779	$1,210,972

Accumulation units outstanding	70,384	516,430	66,198	139,926

Unit value of accumulation units	$13.09	$15.28	$55.56	$8.65

Shares owned in each portfolio	43,102	536,081	97,343	109,607

Market value per share	$21.40	$14.74	$37.82	$11.06

Cost of investments	$893,593	$6,885,911	$3,981,682	$652,105

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities

December 31, 2010

	Principal Variable Contracts Funds, Inc – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios

	SAM Balanced Portfolio	SAM Conservative Balanced Portfolio	SAM Conservative Growth Portfolio	SAM Flexible Income Portfolio	SAM Strategic Growth Portfolio
Assets
Investments, at fair value	$31,569,357	$6,695,930	$26,938,784	$7,893,263	$20,111,206
Receivable from Farmers New World Life Insurance Company
Dividends receivable	-	-	-	-	-

Total assets	31,569,357	6,695,930	26,938,784	7,893,263	20,111,206

Liabilities
Payable to Farmers New World Life Insurance Company	34,634	7,086	29,718	8,209	20,897

Total liabilities	34,634	7,086	29,718	8,209	20,897

Net assets	$31,534,723	$6,688,844	$26,909,066	$7,885,054	$20,090,309

Accumulation units outstanding	1,982,935	437,859	1,677,460	535,975	1,239,562

Unit value of accumulation units	$15.90	$15.28	$16.04	$14.71	$16.21

Shares owned in each portfolio	2,115,909	577,235	1,768,797	635,528	1,203,543

Market value per share	$14.92	$11.60	$15.23	$12.42	$16.71

Cost of investments	$26,022,652	$5,765,270	$22,473,585	$7,483,641	$17,069,703

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities

December 31, 2010

(1)	The Calvert Social Mid Cap Growth Portfolio changed its name to VP SRI Mid Cap Growth Portfolio, effective April 30, 2010.
(2)	The Dreyfus Developing Leaders Portfolio changed its name to Opportunistic Small Cap Portfolio, effective February 8, 2010.
(3)	The Franklin Templeton Global Asset Allocation Fund Portfolio was liquidated, effective April 30, 2010. Funds transferred to DWS Money Market VIP.
(4)	The Goldman Sachs Capital Growth Fund changed its name to Strategic Growth Fund, effective April 30, 2010.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statement of Operations

For the Period Ended December 31, 2010

	Calvert Variable Series, Inc.	Dreyfus Variable Investment Fund – Service Class Shares		Dreyfus Socially Responsible Growth Fund, Inc. – Service Class Shares	DWS Variable Series I – Class A Shares

	VP SRI Mid Cap Growth Portfolio (1)	Opportunistic Small Cap Portfolio (2)	Quality Bond Portfolio	Socially Responsible Growth Fund	Bond VIP
Investment income
Dividends and capital gain distributions	$-	$12,741	$63,539	$888	$301,500

Total investment income	-	12,741	63,539	888	301,500

Expenses
Mortality and expense risk	3,862	24,515	22,575	1,706	87,593

Total expenses	3,862	24,515	22,575	1,706	87,593

Net investment income (loss)	(3,862)	(11,774)	40,964	(818)	213,907

Realized gains (losses) on investments
Proceeds from sales	51,412	324,181	498,000	19,202	991,614
Cost of investments sold	(59,815)	(432,247)	(484,719)	(19,849)	(1,208,228)

Net realized gain (loss) from investment transactions	(8,403)	(108,066)	13,281	(647)	(216,614)

Net unrealized appreciation (depreciation) of investments
Beginning of period	65,659	(444,050)	36,989	13,549	(1,082,375)
End of period	163,155	183,453	101,781	33,482	(709,772)

Change in net unrealized appreciation (depreciation) of investments	97,496	627,503	64,792	19,933	372,603

Net increase (decrease) in net assets from operations	$85,231	$507,663	$119,037	$18,468	$369,896

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statement of Operations

Period Ended December 31, 2010

	DWS Variable Series I – Class A Shares, Continued			DWS Variable Series II – Class A Shares

	Global Opportunities VIP	Growth & Income VIP	International VIP	Government & Agency Securities VIP	High Income VIP	Money Market VIP
Investment income
Dividends and capital gain distributions	$19,971	$48,368	$125,111	$202,665	$375,899	$216

Total investment income	19,971	48,368	125,111	202,665	375,899	216

Expenses
Mortality and expense risk	65,164	38,664	76,003	57,158	61,754	30,359

Total expenses	65,164	38,664	76,003	57,158	61,754	30,359

Net investment income (loss)	(45,193)	9,704	49,108	145,507	314,145	(30,143)

Realized gains (losses) on investments
Proceeds from sales	756,392	465,620	999,602	549,038	741,351	2,510,840
Cost of investments sold	(844,135)	(621,309)	(1,086,272)	(529,715)	(870,373)	(2,510,840)

Net realized gain (loss) from investment transactions	(87,743)	(155,689)	(86,670)	19,323	(129,022)	-

Net unrealized appreciation (depreciation) of investments
Beginning of period	916,104	(558,434)	633,666	315,749	(203,894)	-
End of period	2,254,101	(51,660)	716,329	369,868	183,897	-

Change in net unrealized appreciation (depreciation) of investments	1,337,997	506,774	82,663	54,119	387,791	-

Net increase (decrease) in net assets from operations	$1,205,061	$360,789	$45,101	$218,949	$572,914	$(30,143)

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statement of Operations

Period Ended December 31, 2010

	DWS Variable Series II – Class A Shares, Continued		Fidelity Variable Insurance Products (VIP) Funds – Service Class Shares

	Small Cap Growth VIP	Strategic Value VIP	VIP Growth Portfolio	VIP Index 500 Portfolio	VIP Mid Cap Portfolio
Investment income
Dividends and capital gain distributions	$-	$247,663	$35,236	$290,391	$42,088

Total investment income	-	247,663	35,236	290,391	42,088

Expenses
Mortality and expense risk	4,425	162,604	88,145	98,233	92,080

Total expenses	4,425	162,604	88,145	98,233	92,080

Net investment income (loss)	(4,425)	85,059	(52,909)	192,158	(49,992)

Realized gains (losses) on investments
Proceeds from sales	97,061	1,660,358	1,169,472	1,148,235	1,387,045
Cost of investments sold	(103,697)	(2,418,128)	(1,145,582)	(1,200,995)	(1,516,399)

Net realized gain (loss) from investment transactions	(6,636)	(757,770)	23,890	(52,760)	(129,354)

Net unrealized appreciation (depreciation) of investments
Beginning of period	280	(3,530,329)	658,058	652,250	315,506
End of period	96,111	(1,503,171)	2,140,748	1,495,095	2,275,638

Change in net unrealized appreciation (depreciation) of investments	95,831	2,027,158	1,482,690	842,845	1,960,132

Net increase (decrease) in net assets from operations	$84,770	$1,354,447	$1,453,671	$982,243	$1,780,786

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statement of Operations

Period Ended December 31, 2010

	Fidelity VIP Freedom Funds – Service Class 2 Shares

	VIP Freedom 2005 Portfolio	VIP Freedom 2010 Portfolio	VIP Freedom 2015 Portfolio	VIP Freedom 2020 Portfolio	VIP Freedom 2025 Portfolio	VIP Freedom 2030 Portfolio	VIP Freedom Income Portfolio
Investment income
Dividends and capital gain distributions	$1,496	$7,154	$14,785	$17,454	$9,861	$4,630	$2,094

Total investment income	1,496	7,154	14,785	17,454	9,861	4,630	2,094

Expenses
Mortality and expense risk	468	2,391	5,241	6,844	4,746	2,100	301

Total expenses	468	2,391	5,241	6,844	4,746	2,100	301

Net investment income (loss)	1,028	4,763	9,544	10,610	5,115	2,530	1,793

Realized gains (losses) on investments
Proceeds from sales	406	7,768	5,687	41,032	162,467	140,146	396
Cost of investments sold	(381)	(7,640)	(5,817)	(41,244)	(157,643)	(129,984)	(398)

Net realized gain (loss) from investment transactions	25	128	(130)	(212)	4,824	10,162	(2)

Net unrealized appreciation (depreciation) of investments
Beginning of period	-	37,015	44,023	8,502	39,631	38,679	183
End of period	5,874	51,295	80,695	72,421	80,148	57,034	721

Change in net unrealized appreciation (depreciation) of investments	5,874	14,280	36,672	63,919	40,517	18,355	538

Net increase (decrease) in net assets from operations	$6,927	$19,171	$46,086	$74,317	$50,456	$31,047	$2,329

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statement of Operations

Period Ended December 31, 2010

	Fidelity VIP FundsManager Portfolios – Service Class 2 Shares				Franklin Templeton Variable Insurance Products Trust –Class 2 Shares

	VIP FundsManager 20% Portfolio	VIP FundsManager 50% Portfolio	VIP FundsManager 70% Portfolio	VIP FundsManager 85% Portfolio	Developing Markets Securities Fund
Investment income
Dividends and capital gain distributions	$4,989	$7,771	$24,472	$11,772	$59,466

Total investment income	4,989	7,771	24,472	11,772	59,466

Expenses
Mortality and expense risk	3,258	6,449	17,904	9,811	45,411

Total expenses	3,258	6,449	17,904	9,811	45,411

Net investment income (loss)	1,731	1,322	6,568	1,961	14,055

Realized gains (losses) on investments
Proceeds from sales	86,937	255,773	112,092	296,190	489,266
Cost of investments sold	(87,039)	(247,230)	(112,054)	(308,840)	(547,305)

Net realized gain (loss) from investment transactions	(102)	8,543	38	(12,650)	(58,039)

Net unrealized appreciation (depreciation) of investments
Beginning of period	2,336	28,298	153,802	78,147	478,738
End of period	16,527	73,328	345,806	200,215	1,080,739

Change in net unrealized appreciation (depreciation) of investments	14,191	45,030	192,004	122,068	602,001

Net increase (decrease) in net assets from operations	$15,820	$54,895	$198,610	$111,379	$558,017

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statement of Operations

Period Ended December 31, 2010

	Franklin Templeton Variable Insurance Products Trust – Class 2 Shares, Continued			Goldman Sachs Variable Insurance Trust – Institutional Class Shares

	Global Asset Allocation Fund (3)	Small – Mid Cap Growth Securities Fund	Small Cap Value Securities Fund	Mid Cap Value Fund	Strategic Growth Fund (4)	Structured Small Cap Equity Fund
Investment income
Dividends and capital gain distributions	$301,247	$-	$11,492	$31,131	$22,882	$5,127

Total investment income	301,247	-	11,492	31,131	22,882	5,127

Expenses
Mortality and expense risk	9,111	27,036	19,555	59,996	69,936	11,465

Total expenses	9,111	27,036	19,555	59,996	69,936	11,465

Net investment income (loss)	292,136	(27,036)	(8,063)	(28,865)	(47,054)	(6,338)

Realized gains (losses) on investments
Proceeds from sales	2,506,604	352,044	382,228	859,307	835,089	194,812
Cost of investments sold	(3,290,677)	(352,075)	(491,269)	(974,325)	(757,373)	(255,081)

Net realized gain (loss) from investment transactions	(784,073)	(31)	(109,041)	(115,018)	77,716	(60,269)

Net unrealized appreciation (depreciation) of investments
Beginning of period	(567,504)	274,534	(255,030)	(76,499)	1,219,290	(142,962)
End of period	-	846,779	232,553	1,069,494	1,665,736	161,320

Change in net unrealized appreciation (depreciation) of investments	567,504	572,245	487,583	1,145,993	446,446	304,282

Net increase (decrease) in net assets from operations	$75,567	$545,178	$370,479	$1,002,110	$477,108	$237,675

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statement of Operations

Period Ended December 31, 2010

	Janus Aspen Series			PIMCO Variable Insurance Trust – Administrative Class Shares

	Balanced Portfolio (Service Shares)	Forty Portfolio (Institutional Shares)	Enterprise Portfolio (Service Shares)	VIT Foreign Bond Portfolio (U.S. Dollar- Hedged)	VIT Low Duration Portfolio
Investment income
Dividends and capital gain distributions	$162,166	$46,068	$-	$209,185	$125,545

Total investment income	162,166	46,068	-	209,185	125,545

Expenses
Mortality and expense risk	77,225	170,821	10,247	55,364	83,681

Total expenses	77,225	170,821	10,247	55,364	83,681

Net investment income (loss)	84,941	(124,753)	(10,247)	153,821	41,864

Realized gains (losses) on investments
Proceeds from sales	877,124	2,013,462	344,879	610,780	1,001,108
Cost of investments sold	(901,502)	(1,620,503)	(220,167)	(618,208)	(996,761)

Net realized gain (loss) from investment transactions	(24,378)	392,959	124,712	(7,428)	4,347

Net unrealized appreciation (depreciation) of investments
Beginning of period	785,694	5,648,654	353,129	(59,100)	97,465
End of period	1,117,293	6,035,968	416,444	89,330	300,902

Change in net unrealized appreciation (depreciation) of investments	331,599	387,314	63,315	148,430	203,437

Net increase (decrease) in net assets from operations	$392,162	$655,520	$177,780	$294,823	$249,648

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statement of Operations

Period Ended December 31, 2010

	Principal Variable Contracts Funds, Inc – Class 2 Shares – Equity Funds

	Capital Appreciation Account	Equity Income Account	MidCap Blend Account	SmallCap Growth Account II
Investment income
Dividends and capital gain distributions	$27,347	$222,894	$78,632	$-

Total investment income	27,347	222,894	78,632	-

Expenses
Mortality and expense risk	11,058	97,256	42,976	13,229

Total expenses	11,058	97,256	42,976	13,229

Net investment income (loss)	16,289	125,638	35,656	(13,229)

Realized gains (losses) on investments
Proceeds from sales	196,618	1,211,334	569,696	125,134
Cost of investments sold	(240,975)	(1,698,945)	(527,118)	(143,692)

Net realized gain (loss) from investment transactions	(44,357)	(487,611)	42,578	(18,558)

Net unrealized appreciation (depreciation) of investments
Beginning of period	(377,507)	(923,434)	278,391	(112,105)
End of period	(236,609)	469,994	901,648	169,648

Change in net unrealized appreciation (depreciation) of investments	140,898	1,393,428	623,257	281,753

Net increase (decrease) in net assets from operations	$112,830	$1,031,455	$701,491	$249,966

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statement of Operations

Period Ended December 31, 2010

	Principal Variable Contracts Funds, Inc – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios

	SAM Balanced Portfolio	SAM Conservative Balanced Portfolio	SAM Conservative Growth Portfolio	SAM Flexible Income Portfolio	SAM Strategic Growth Portfolio
Investment income
Dividends and capital gain distributions	$1,043,214	$258,530	$821,166	$358,327	$405,968

Total investment income	1,043,214	258,530	821,166	358,327	405,968

Expenses
Mortality and expense risk	395,214	78,078	336,779	89,036	224,226

Total expenses	395,214	78,078	336,779	89,036	224,226

Net investment income (loss)	648,000	180,452	484,387	269,291	181,742

Realized gains (losses) on investments
Proceeds from sales	6,176,653	1,103,866	4,990,176	1,043,374	2,489,518
Cost of investments sold	(7,968,371)	(1,266,642)	(7,021,605)	(1,221,610)	(3,659,769)

Net realized gain (loss) from investment transactions	(1,791,718)	(162,776)	(2,031,429)	(178,236)	(1,170,251)

Net unrealized appreciation (depreciation) of investments
Beginning of period	914,948	338,884	(337,247)	(129,494)	(382,958)
End of period	5,546,705	930,660	4,465,198	409,622	3,041,503

Change in net unrealized appreciation (depreciation) of investments	4,631,757	591,776	4,802,445	539,116	3,424,461

Net increase (decrease) in net assets from operations	$3,488,039	$609,452	$3,255,403	$630,171	$2,435,952

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statement of Operations

Period Ended December 31, 2010

(1)	The Calvert Social Mid Cap Growth Portfolio changed its name to VP SRI Mid Cap Growth Portfolio, effective April 30, 2010.
(2)	The Dreyfus Developing Leaders Portfolio changed its name to Opportunistic Small Cap Portfolio, effective February 8, 2010.
(3)	The Franklin Templeton Global Asset Allocation Fund Portfolio was liquidated, effective April 30, 2010. Funds transferred to DWS Money Market VIP.
(4)	The Goldman Sachs Capital Growth Fund changed its name to Strategic Growth Fund, effective April 30, 2010.

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Periods Ended December 31, 2010 and 2009

	Calvert Variable Series, Inc.		Dreyfus Variable Investment Fund – Service Class Shares

	VP SRI Mid Cap Growth Portfolio (1)		Opportunistic Small Cap Portfolio (2)		Quality Bond Portfolio
	2010	2009	2010	2009	2010	2009
Increase (decrease) in net assets from operations
Net investment income (loss)	$(3,862)	$(2,590)	$(11,774)	$(263)	$40,964	$68,786
Net realized gain (loss) from investment transactions	(8,403)	(7,250)	(108,066)	(205,300)	13,281	(32,418)
Change in net unrealized appreciation (depreciation) of investments	97,496	75,386	627,503	567,368	64,792	222,570

Net increase (decrease) in net assets from operations	85,231	65,546	507,663	361,805	119,037	258,938

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	1,430	750	58,414	42,562	16,441	13,673
Transfers for contract benefits and terminations	(43,400)	(6,638)	(185,972)	(170,889)	(382,328)	(436,255)
Contract maintenance charges	(228)	(270)	(1,496)	(1,582)	(1,187)	(1,484)
Transfers between subaccounts (including fixed account), net	6,188	108,077	(93,183)	77,925	(61,566)	(157,795)

Net increase (decrease) in net assets from contract transactions	(36,010)	101,919	(222,237)	(51,984)	(428,640)	(581,861)

Total increase (decrease) in net assets	49,221	167,465	285,426	309,821	(309,603)	(322,923)
Net assets
Beginning of period	310,800	143,335	1,852,469	1,542,648	1,932,488	2,255,411

End of period	$360,021	$310,800	$2,137,895	$1,852,469	$1,622,885	$1,932,488

Analysis of increase (decrease) in units outstanding
Units issued	1,167	14,746	14,550	32,642	6,257	13,854
Units redeemed	(4,746)	(1,575)	(39,801)	(40,632)	(38,190)	(61,992)

Increase (decrease) in units outstanding	(3,579)	13,171	(25,251)	(7,990)	(31,933)	(48,138)
Beginning units	33,315	20,144	237,797	245,787	150,501	198,639

Ending units	29,736	33,315	212,546	237,797	118,568	150,501

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Periods Ended December 31, 2010 and 2009

	Dreyfus Socially Responsible Growth Fund, Inc. – Service Class Shares		DWS Variable Series I – Class A Shares

	Socially Responsible Growth Fund		Bond VIP		Global Opportunities VIP		Growth & Income VIP
	2010	2009	2010	2009	2010	2009	2010	2009

Increase (decrease) in net assets from operations
Net investment income (loss)	$(818)	$(504)	$213,908	$471,278	$(45,194)	$17,039	$9,705	$20,616
Net realized gain (loss) from investment transactions	(647)	(1,695)	(216,614)	(406,391)	(87,743)	(549,026)	(155,689)	(283,214)
Change in net unrealized appreciation (depreciation) of investments	19,933	26,419	372,602	495,782	1,337,997	2,029,026	506,774	1,066,626

Net increase (decrease) in net assets from operations	18,468	24,220	369,896	560,669	1,205,060	1,497,039	360,790	804,028

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	15,431	104	122,452	198,807	138,926	224,929	57,905	69,820
Transfers for contract benefits and terminations	(11,291)	(5,792)	(727,754)	(1,045,526)	(547,949)	(490,973)	(227,318)	(292,849)
Contract maintenance charges	(166)	(119)	(4,050)	(5,067)	(3,476)	(3,772)	(2,981)	(3,311)
Transfers between subaccounts (including fixed account), net	36,844	15,816	182,132	130,438	170,700	30,126	(199,044)	(117,675)

Net increase (decrease) in net assets from contract transactions	40,818	10,009	(427,220)	(721,348)	(241,799)	(239,690)	(371,438)	(344,015)

Total increase (decrease) in net assets	59,286	34,229	(57,324)	(160,679)	963,261	1,257,349	(10,648)	460,013
Net assets
Beginning of period	101,964	67,735	6,960,023	7,120,702	4,865,309	3,607,960	3,065,385	2,605,372

End of period	$161,250	$101,964	$6,902,699	$6,960,023	$5,828,570	$4,865,309	$3,054,737	$3,065,385

Analysis of increase (decrease) in units outstanding
Units issued	7,679	3,045	47,887	76,997	43,757	50,434	10,013	20,299
Units redeemed	(2,382)	(1,406)	(81,334)	(139,713)	(59,119)	(82,075)	(54,619)	(68,042)

Increase (decrease) in units outstanding	5,297	1,639	(33,447)	(62,716)	(15,362)	(31,641)	(44,606)	(47,743)
Beginning units	13,346	11,707	559,682	622,398	370,477	402,118	381,890	429,633

Ending units	18,643	13,346	526,235	559,682	355,115	370,477	337,284	381,890

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Periods Ended December 31, 2010 and 2009

	DWS Variable Series I – Class A Shares, Continued		DWS Variable Series II – Class A Shares

	International VIP		Government & Agency Securities VIP		High Income VIP		Money Market VIP
	2010	2009	2010	2009	2010	2009	2010	2009

Increase (decrease) in net assets from operations
Net investment income (loss)	$49,108	$184,516	$145,507	$149,597	$314,145	$382,369	$(30,143)	$(14,954)
Net realized gain (loss) from investment transactions	(86,671)	(753,673)	19,323	18,074	(129,022)	(368,142)	-	-
Change in net unrealized appreciation (depreciation) of investments	82,663	2,136,216	54,119	128,505	387,791	1,323,603	-	-

Net increase (decrease) in net assets from operations	45,100	1,567,059	218,949	296,176	572,914	1,337,830	(30,143)	(14,954)

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	133,299	134,882	49,704	152,952	114,175	201,613	25,195	100,861
Transfers for contract benefits and terminations	(919,943)	(741,806)	(423,396)	(750,807)	(588,963)	(583,645)	(396,568)	(730,786)
Contract maintenance charges	(5,116)	(6,162)	(2,339)	(2,920)	(2,956)	(3,395)	(1,377)	(1,167)
Transfers between subaccounts (including fixed account), net	540,788	(250,459)	238,593	384,911	111,018	(60,039)	1,356,941	272,560

Net increase (decrease) in net assets from contract transactions	(250,972)	(863,545)	(137,438)	(215,864)	(366,726)	(445,466)	984,191	(358,532)

Total increase (decrease) in net assets	(205,872)	703,514	81,511	80,312	206,188	892,364	954,048	(373,486)
Net assets
Beginning of period	6,282,257	5,578,743	4,362,687	4,282,375	4,781,310	3,888,946	1,416,066	1,789,552

End of period	$6,076,385	$6,282,257	$4,444,198	$4,362,687	$4,987,498	$4,781,310	$2,370,114	$1,416,066

Analysis of increase (decrease) in units outstanding
Units issued	136,210	61,757	27,619	68,906	29,807	46,609	304,425	76,617
Units redeemed	(169,130)	(219,230)	(36,685)	(82,447)	(54,167)	(88,223)	(219,436)	(108,043)

Increase (decrease) in units outstanding	(32,920)	(157,473)	(9,066)	(13,541)	(24,360)	(41,614)	84,989	(31,426)
Beginning units	918,504	1,075,977	286,767	300,308	333,237	374,851	122,440	153,866

Ending units	885,584	918,504	277,701	286,767	308,877	333,237	207,429	122,440

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Periods Ended December 31, 2010 and 2009

	DWS Variable Series II – Class A Shares, Continued				Fidelity Variable Insurance Products (VIP) Funds – Service Class Shares

	Small Cap Growth VIP		Strategic Value VIP (3)		VIP Growth Portfolio		VIP Index 500 Portfolio
	2010	2009	2010	2009	2010	2009	2010	2009
Increase (decrease) in net assets from operations
Net realized gain (loss) from	$(4,425)	$(3,737)	$85,059	$388,390	$(52,909)	$(51,718)	$192,158	$237,087
Net realized gain (loss) from investment transactions	(6,637)	(21,529)	(757,770)	(1,834,710)	23,890	(307,559)	(52,760)	(371,430)
Change in net unrealized appreciation (depreciation) of investments	95,831	125,774	2,027,158	4,055,459	1,482,690	1,844,572	842,845	1,710,828

Net increase (decrease) in net assets from operations	84,769	100,508	1,354,447	2,609,139	1,453,671	1,485,295	982,243	1,576,485

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	3,891	4,715	260,650	412,177	189,594	268,828	255,143	225,020
Transfers for contract benefits and terminations	(50,702)	(18,616)	(1,386,157)	(1,677,922)	(819,920)	(755,575)	(966,230)	(755,381)
Contract maintenance charges	(383)	(382)	(10,384)	(12,002)	(5,279)	(6,001)	(5,935)	(6,866)
Transfers between subaccounts (including fixed account), net	(39,943)	(3,175)	(36,258)	(367,636)	(211,069)	74,477	(29,303)	192,829

Net increase (decrease) in net assets from contract transactions	(87,137)	(17,458)	(1,172,149)	(1,645,383)	(846,674)	(418,271)	(746,325)	(344,398)

Total increase (decrease) in net assets	(2,368)	83,050	182,298	963,756	606,997	1,067,024	235,918	1,232,087
Net assets
Beginning of period	363,612	280,562	13,115,156	12,151,400	6,996,417	5,929,393	7,930,692	6,698,605

End of period	$361,244	$363,612	13,297,454	13,115,156	$7,603,414	$6,996,417	$8,166,610	$7,930,692

Analysis of increase (decrease) in units outstanding
Units issued	2,635	5,166	45,674	82,607	50,187	100,713	52,150	118,950
Units redeemed	(26,163)	(12,789)	(134,608)	(232,166)	(156,897)	(169,835)	(131,065)	(166,665)

Increase (decrease) in units outstanding	(23,528)	(7,623)	(88,934)	(149,559)	(106,710)	(69,122)	(78,915)	(47,715)
Beginning units	106,164	113,787	1,022,014	1,171,573	947,650	1,016,772	855,488	903,203

Ending units	82,636	106,164	933,080	1,022,014	840,940	947,650	776,573	855,488

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Periods Ended December 31, 2010 and 2009

	Fidelity Variable Insurance Products (VIP) Funds – Service Class Shares, Continued		Fidelity VIP Freedom Funds – Service Class 2 Shares
	VIP Mid Cap Portfolio		VIP Freedom 2005 Portfolio		VIP Freedom 2010 Portfolio		VIP Freedom 2015 Portfolio
	2010	2009	2010	2009	2010	2009	2010	2009
Increase (decrease) in net assets from operations
Net investment income (loss)	$(49,992)	$(6,072)	$1,028	$-	$4,763	$4,282	$9,544	$8,689
Net realized gain (loss) from investment transactions	(129,354)	(417,720)	24	-	128	1,316	(130)	(915)
Change in net unrealized appreciation (depreciation) of investments	1,960,132	2,276,075	5,874	-	14,280	37,015	36,672	44,421

Net increase (decrease) in net assets from operations	1,780,786	1,852,283	6,926	-	19,171	42,613	46,086	52,195

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	112,872	285,100	-	-	-	200	8,022	68,000
Transfers for contract benefits and terminations	(918,688)	(473,164)	-	-	(5,254)	(6,360)	(601)	(8,141)
Contract maintenance charges	(3,808)	(3,927)	-	-	(60)	(60)	(86)	-
Transfers between subaccounts (including fixed account), net	137,006	210,881	64,974	-	21,213	129,895	166,222	142,141

Net increase (decrease) in net assets from contract transactions	(672,618)	18,890	64,974	-	15,899	123,675	173,557	202,000

Total increase (decrease) in net assets	1,108,168	1,871,173	71,900	-	35,070	166,288	219,643	254,195
Net assets
Beginning of period	6,907,413	5,036,240	-	-	166,288	-	286,809	32,614

End of period	$8,015,581	$6,907,413	$71,900	$-	$201,358	$166,288	$506,452	$286,809

Analysis of increase (decrease) in units outstanding
Units issued	37,649	48,174	6,653	-	2,090	18,978	17,465	28,422
Units redeemed	(69,352)	(51,203)	-	-	(554)	(2,019)	(169)	(3,070)

Increase (decrease) in units outstanding	(31,703)	(3,029)	6,653	-	1,536	16,959	17,296	25,352
Beginning units	364,722	367,751	-	-	16,959	-	29,489	4,137

Ending units	333,019	364,722	6,653	-	18,495	16,959	46,785	29,489

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Periods Ended December 31, 2010 and 2009

	00000000000	00000000000	00000000000	00000000000	00000000000	00000000000	00000000000	00000000000
	Fidelity VIP Freedom Funds – Service Class 2 Shares, Continued

	VIP Freedom 2020 Portfolio		VIP Freedom 2025 Portfolio		VIP Freedom 2030 Portfolio		VIP Freedom Income Portfolio
	2010	2009	2010	2009	2010	2009	2010	2009
Increase (decrease) in net assets from operations
Net investment income (loss)	$10,610	$7,877	$5,114	$11,343	$2,530	$2,041	$1,793	$221
Net realized gain (loss) from investment transactions	(212)	(5)	4,824	(3)	10,162	(27)	(3)	1
Change in net unrealized appreciation (depreciation) of investments	63,919	8,636	40,517	39,989	18,355	38,910	538	266

Net increase (decrease) in net assets from operations	74,317	16,508	50,455	51,329	31,047	40,924	2,328	488

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	61,911	207,582	40,517	20,846	17,461	4,653	250	2,000
Transfers for contract benefits and terminations	(24,300)	-	(154,542)	-	(127,296)	-	(48)	-
Contract maintenance charges	(177)	(60)	(74)	-	(354)	(70)	(30)	-
Transfers between subaccounts (including fixed account), net	246,677	83,476	47,089	295,849	95,076	128,166	43,305	32

Net increase (decrease) in net assets from contract transactions	284,111	290,998	(67,010)	316,695	(15,113)	132,749	43,477	2,032

Total increase (decrease) in net assets	358,428	307,506	(16,555)	368,024	15,934	173,673	45,805	2,520
Net assets
Beginning of period	338,078	30,572	415,456	47,432	177,515	3,842	6,173	3,653

End of period	$696,506	$338,078	$398,901	$415,456	$193,449	$177,515	$51,978	$6,173

Analysis of increase (decrease) in units outstanding
Units issued	33,094	31,740	9,002	37,926	13,556	19,018	4,185	198
Units redeemed	(3,493)	(11)	(15,971)	-	(14,469)	(16)	(13)	-

Increase (decrease) in units outstanding	29,601	31,729	(6,969)	37,926	(913)	19,002	4,172	198
Beginning units	35,839	4,110	44,424	6,498	19,551	549	601	403

Ending units	65,440	35,839	37,455	44,424	18,638	19,551	4,773	601

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Periods Ended December 31, 2010 and 2009

	Fidelity VIP FundsManager Portfolios – Service Class 2 Shares

	VIP FundsManager 20% Portfolio		VIP FundsManager 50% Portfolio		VIP FundsManager 70% Portfolio		VIP FundsManager 85% Portfolio
	2010	2009	2010	2009	2010	2009	2010	2009
Increase (decrease) in net assets from operations
Net investment income (loss)	$1,732	$1,134	$1,322	$3,637	$6,568	$9,604	$1,961	$3,156
Net realized gain (loss) from investment transactions	(101)	12	8,543	66	38	(2,658)	(12,651)	(1,868)
Change in net unrealized appreciation (depreciation) of investments	14,191	2,336	45,030	27,606	192,004	156,913	122,068	70,117

Net increase (decrease) in net assets from operations	15,822	3,482	54,895	31,309	198,610	163,859	111,378	71,405

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	68,550	100,000	113,314	131,317	64,510	83,671	496,290	136,547
Transfers for contract benefits and terminations	(50)	-	(188,322)	(9,743)	(52,675)	(7,406)	(12,819)	-
Contract maintenance charges	(1)	-	(195)	(145)	(395)	(122)	(288)	(30)
Transfers between subaccounts (including fixed account), net	31,313	100,948	136,149	66,187	327,825	819,875	(119,090)	164,582

Net increase (decrease) in net assets from contract transactions	99,812	200,948	60,946	187,616	339,265	896,018	364,093	301,099

Total increase (decrease) in net assets	115,634	204,430	115,841	218,925	537,875	1,059,877	475,471	372,504
Net assets
Beginning of period	204,430	-	380,633	161,708	1,199,778	139,901	542,133	169,629

End of period	$320,064	$204,430	$496,474	$380,633	$1,737,653	$1,199,778	$1,017,604	$542,133

Analysis of increase (decrease) in units outstanding
Units issued	17,809	20,166	31,827	30,224	46,581	111,006	70,764	41,057
Units redeemed	(8,175)	-	(24,734)	(10,657)	(10,115)	(1,091)	(32,483)	(4,966)

Increase (decrease) in units outstanding	9,634	20,166	7,093	19,567	36,466	109,915	38,281	36,091
Beginning units	20,166	-	39,009	19,442	128,304	18,389	59,829	23,738

Ending units	29,800	20,166	46,102	39,009	164,770	128,304	98,110	59,829

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Periods Ended December 31, 2010 and 2009

	Franklin Templeton Variable Insurance Products Trust – Class 2 Shares

	Developing Markets Securities Fund		Global Asset Allocation Fund (4)		Small – Mid Cap Growth Securities Fund		Small Cap Value Securities Fund
	2010	2009	2010	2009	2010	2009	2010	2009
Increase (decrease) in net assets from operations
Net investment income (loss)	$14,055	$114,980	$292,136	$184,935	$(27,036)	$(18,672)	$(8,063)	$59,938
Net realized gain (loss) from investment transactions	(58,039)	-	(784,073)	-	(31)	-	(109,041)	-
Change in net unrealized appreciation (depreciation) of investments	602,001	2,294,867	567,503	481,451	572,245	652,537	487,583	424,261

Net increase (decrease) in net assets from operations	558,017	2,409,847	75,566	666,386	545,178	633,865	370,479	484,199

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	41,891	50,728	22,336	124,587	267,749	49,942	171,894	51,198
Transfers for contract benefits and terminations	(301,083)	(235,646)	(36,073)	(119,310)	(226,260)	(206,765)	(256,178)	(119,819)
Contract maintenance charges	(2,800)	(3,104)	(322)	(849)	(1,235)	(1,273)	(855)	(936)
Transfers between subaccounts (including fixed account), net	(59,951)	(478,929)	(2,293,245)	72,643	292,393	213,546	33,930	17,115

Net increase (decrease) in net assets from contract transactions	(321,943)	(666,951)	(2,307,304)	77,071	332,647	55,450	(51,209)	(52,442)

Total increase (decrease) in net assets	236,074	1,742,896	(2,231,738)	743,457	877,825	689,315	319,270	431,757
Net assets
Beginning of period	3,780,624	2,761,552	2,231,738	1,775,151	1,812,451	1,233,013	1,436,021	1,173,519

End of period	$4,016,698	$4,504,448	$-	$2,518,608	$2,690,276	$1,922,328	$1,755,291	$1,605,276

Analysis of increase (decrease) in units outstanding
Units issued	8,784	21,610	12,625	25,369	68,809	50,951	29,586	23,575
Units redeemed	(26,152)	(71,318)	(158,312)	(19,207)	(35,856)	(44,334)	(34,599)	(29,239)

Increase (decrease) in units outstanding	(17,368)	(49,708)	(145,687)	6,162	32,953	6,617	(5,013)	(5,664)
Beginning units	202,893	252,601	145,687	139,525	187,285	180,668	134,847	140,511

Ending units	185,525	202,893	-	145,687	220,238	187,285	129,834	134,847

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Periods Ended December 31, 2010 and 2009

	Goldman Sachs Variable Insurance Trust – Institutional Class Shares

	Mid Cap Value Fund		Strategic Growth Fund (5)		Structured Small Cap Equity Fund
	2010	2009	2010	2009	2010	2009
Increase (decrease) in net assets from operations
Net investment income (loss)	$(28,865)	$21,323	$(47,054)	$(42,600)	$(6,338)	$237
Net realized gain (loss) from investment transactions	(115,018)	(421,825)	77,716	(212,159)	(60,269)	(155,553)
Change in net unrealized appreciation (depreciation) of investments	1,145,993	1,583,194	446,446	2,170,377	304,282	323,805

Net increase (decrease) in net assets from operations	1,002,110	1,182,692	477,108	1,915,618	237,675	168,489

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	53,773	45,671	88,880	95,996	41,227	52,914
Transfers for contract benefits and terminations	(456,924)	(528,178)	(667,532)	(683,024)	(101,726)	(87,681)
Contract maintenance charges	(4,138)	(4,592)	(4,680)	(5,572)	(708)	(740)
Transfers between subaccounts (including fixed account), net	(343,172)	(179,410)	(52,700)	(346,412)	(21,749)	28,994

Net increase (decrease) in net assets from contract transactions	(750,461)	(666,509)	(636,032)	(939,012)	(82,956)	(6,513)

Total increase (decrease) in net assets	251,649	516,183	(158,924)	976,606	154,719	161,976
Net assets
Beginning of period	4,766,149	4,249,966	5,758,708	4,782,102	873,099	711,123

End of period	$5,017,798	$4,766,149	$5,599,784	$5,758,708	$1,027,818	$873,099

Analysis of increase (decrease) in units outstanding
Units issued	5,923	6,952	25,437	19,522	9,612	16,303
Units redeemed	(47,493)	(56,821)	(98,004)	(158,967)	(16,184)	(18,703)

Increase (decrease) in units outstanding	(41,570)	(49,869)	(72,567)	(139,445)	(6,572)	(2,400)
Beginning units	283,840	333,709	658,918	798,363	77,798	80,198

Ending units	242,270	283,840	586,351	658,918	71,226	77,798

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Periods Ended December 31, 2010 and 2009

	Janus Aspen Series						PIMCO Variable Insurance Trust – Administrative Class Shares

	Balanced Portfolio (Service Shares)		Forty Portfolio (Institutional Shares)		Enterprise Portfolio (Service Shares) (6)		VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)
	2010	2009	2010	2009	2010	2009	2010	2009

Increase (decrease) in net assets from operations
Net investment income (loss)	$84,941	$224,582	$(124,753)	$(149,090)	$(10,247)	$(10,414)	$153,822	$503,195
Net realized gain (loss) from investment transactions	(24,378)	(97,527)	392,960	64,835	124,712	(25,505)	(7,429)	(12,944)
Change in net unrealized appreciation (depreciation) of investments	331,599	837,834	387,314	4,384,859	63,315	340,412	148,430	45,710

Net increase (decrease) in net assets from operations	392,162	964,889	655,521	4,300,604	177,780	304,493	294,823	535,961

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	324,117	470,540	310,705	501,080	8,658	18,555	117,486	93,484
Transfers for contract benefits and terminations	(416,244)	(508,055)	(1,607,742)	(1,405,149)	(276,765)	(102,915)	(517,128)	(544,653)
Contract maintenance charges	(1,691)	(1,752)	(10,645)	(12,024)	(900)	(1,020)	(2,619)	(3,289)
Transfers between subaccounts (including fixed account), net	552,103	1,102,000	(15,067)	429,926	(60,955)	(27,729)	579,316	100,786

Net increase (decrease) in net assets from contract transactions	458,285	1,062,733	(1,322,749)	(486,167)	(329,962)	(113,109)	177,055	(353,672)

Total increase (decrease) in net assets	850,447	2,027,622	(667,228)	3,814,437	(152,182)	191,384	471,878	182,289
Net assets
Beginning of period	5,837,881	3,810,259	14,040,646	10,226,209	967,988	776,604	4,168,717	3,986,428

End of period	$6,688,328	$5,837,881	$13,373,418	$14,040,646	$815,806	$967,988	$4,640,595	$4,168,717

Analysis of increase (decrease) in units outstanding
Units issued	95,495	144,878	107,139	233,612	935	4,881	56,308	44,527
Units redeemed	(64,241)	(64,904)	(277,433)	(326,525)	(31,125)	(18,629)	(44,995)	(70,411)

Increase (decrease) in units outstanding	31,254	79,974	(170,294)	(92,913)	(30,190)	(13,748)	11,313	(25,884)
Beginning units	420,209	340,235	1,773,814	1,866,727	94,816	108,564	280,873	306,757

Ending units	451,463	420,209	1,603,520	1,773,814	64,626	94,816	292,186	280,873

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Periods Ended December 31, 2010 and 2009

	PIMCO Variable Insurance Trust – Administrative Class Shares, Continued		Principal Variable Contracts Funds, Inc – Class 2 Shares – Equity Funds

	VIT Low Duration Portfolio		Capital Appreciation Account (8)		Equity Income Account
	2010	2009	2010	2009	2010	2009

Increase (decrease) in net assets from operations
Net investment income (loss)	$41,863	$435,810	$16,289	$(2,313)	$125,638	$276,524
Net realized gain (loss) from investment transactions	4,347	(38,477)	(44,357)	(100,160)	(487,611)	(1,085,862)
Change in net unrealized appreciation (depreciation) of investments	203,437	283,508	140,898	338,565	1,393,428	2,020,849

Net increase (decrease) in net assets from operations	249,647	680,841	112,830	236,092	1,031,455	1,211,511

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	219,884	242,344	4,391	(4,403)	43,108	55,118
Transfers for contract benefits and terminations	(759,119)	(756,466)	(113,105)	(178,172)	(894,795)	(877,031)
Contract maintenance charges	(3,580)	(4,553)	(494)	(694)	(3,898)	(4,833)
Transfers between subaccounts (including fixed account), net	188,914	187,424	(53,612)	24,812	(125,659)	(283,609)

Net increase (decrease) in net assets from contract transactions	(353,901)	(331,251)	(162,820)	(158,457)	(981,244)	(1,110,355)

Total increase (decrease) in net assets	(104,254)	349,590	(49,990)	77,635	50,211	101,156
Net assets
Beginning of period	6,617,274	6,267,684	971,393	893,758	7,842,987	7,741,831

End of period	$6,513,020	$6,617,274	$921,403	$971,393	$7,893,198	$7,842,987

Analysis of increase (decrease) in units outstanding
Units issued	48,660	69,297	2,257	7,555	11,943	36,864
Units redeemed	(73,347)	(96,799)	(16,168)	(22,437)	(82,297)	(134,971)

Increase (decrease) in units outstanding	(24,687)	(27,502)	(13,911)	(14,882)	(70,354)	(98,107)
Beginning units	461,527	489,029	84,295	99,177	586,784	684,891

Ending units	436,840	461,527	70,384	84,295	516,430	586,784

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Periods Ended December 31, 2010 and 2009

	Principal Variable Contracts Funds, Inc – Class 2 Shares – Equity Funds, Continued				Principal Variable Contracts Funds, Inc – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios

	MidCap Blend Account (7)		SmallCap Growth Account II		SAM Balanced Portfolio		SAM Conservative Balanced Portfolio
	2010	2009	2010	2009	2010	2009	2010	2009

Increase (decrease) in net assets from operations
Net investment income (loss)	$35,656	$265,390	$(13,229)	$(11,631)	$648,000	$1,620,352	$180,452	$180,131
Net realized gain (loss) from investment transactions	42,578	(668,319)	(18,559)	(59,733)	(1,791,718)	(2,584,138)	(162,776)	(526,606)
Change in net unrealized appreciation (depreciation) of investments	623,257	1,160,720	281,753	321,425	4,631,757	6,720,934	591,776	1,319,234

Net increase (decrease) in net assets from operations	701,491	757,791	249,965	250,061	3,488,039	5,757,148	609,452	972,759

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	53,319	69,286	11,922	13,429	872,715	1,315,863	219,591	124,974
Transfers for contract benefits and terminations	(393,709)	(479,073)	(68,465)	(99,467)	(4,643,288)	(3,025,959)	(632,485)	(753,090)
Contract maintenance charges	(2,505)	(2,755)	(999)	(1,089)	(13,439)	(14,636)	(1,806)	(1,915)
Transfers between subaccounts (including fixed account), net	(111,980)	(161,456)	(43,686)	(6,917)	59,650	(1,007,356)	298,764	(161,332)

Net increase (decrease) in net assets from contract transactions	(454,875)	(573,998)	(101,228)	(94,044)	(3,724,362)	(2,732,088)	(115,936)	(791,363)

Total increase (decrease) in net assets	246,616	183,793	148,737	156,017	(236,323)	3,025,060	493,516	181,396
Net assets
Beginning of period	3,431,165	3,247,372	1,062,234	906,217	31,771,045	28,745,985	6,195,328	6,013,932

End of period	$3,677,781	$3,431,165	$1,210,971	$1,062,234	$31,534,722	$31,771,045	$6,688,844	$6,195,328

Analysis of increase (decrease) in units outstanding
Units issued	2,235	87,550	3,102	5,468	187,532	205,062	64,656	54,781
Units redeemed	(11,579)	(314,952)	(16,859)	(21,918)	(438,481)	(436,983)	(73,916)	(125,500)

Increase (decrease) in units outstanding	(9,344)	(227,402)	(13,757)	(16,450)	(250,949)	(231,921)	(9,260)	(70,719)
Beginning units	75,546	302,948	153,683	170,133	2,233,884	2,465,805	447,119	517,838

Ending units	66,202	75,546	139,926	153,683	1,982,935	2,233,884	437,859	447,119

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Periods Ended December 31, 2010 and 2009

	Principal Variable Contracts Funds, Inc – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios, Continued

	SAM Conservative Growth Portfolio		SAM Flexible Income Portfolio		SAM Strategic Growth Portfolio
	2010	2009	2010	2009	2010	2009

Increase (decrease) in net assets from operations
Net investment income (loss)	$484,387	$2,166,132	$269,291	$226,061	$181,742	$551,934
Net realized gain (loss) from investment transactions	(2,031,430)	(1,696,670)	(178,236)	(454,733)	(1,170,250)	(1,782,363)
Change in net unrealized appreciation (depreciation) of investments	4,802,445	4,595,967	539,116	1,173,846	3,424,461	4,834,253

Net increase (decrease) in net assets from operations	3,255,402	5,065,429	630,171	945,174	2,435,953	3,603,824

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	528,403	622,107	395,342	113,399	668,946	1,091,110
Transfers for contract benefits and terminations	(2,819,140)	(1,605,609)	(441,879)	(901,832)	(1,677,318)	(1,373,265)
Contract maintenance charges	(18,104)	(19,062)	(1,534)	(1,567)	(16,100)	(17,916)
Transfers between subaccounts (including fixed account), net	(853,182)	81,519	954,625	531,626	905,489	(263,001)

Net increase (decrease) in net assets from contract transactions	(3,162,023)	(921,045)	906,554	(258,374)	(118,983)	(563,072)

Total increase (decrease) in net assets	93,379	4,144,384	1,536,725	686,800	2,316,970	3,040,752
Net assets
Beginning of period	26,815,687	22,671,303	6,348,328	5,661,528	17,773,338	14,732,586

End of period	$26,909,066	$26,815,687	$7,885,053	$6,348,328	$20,090,308	$17,773,338

Analysis of increase (decrease) in units outstanding
Units issued	128,072	167,821	143,198	86,898	153,616	163,706
Units redeemed	(346,361)	(255,487)	(76,876)	(111,528)	(172,224)	(213,794)

Increase (decrease) in units outstanding	(218,289)	(87,666)	66,322	(24,630)	(18,608)	(50,088)
Beginning units	1,895,749	1,983,415	469,653	494,283	1,258,170	1,308,258

Ending units	1,677,460	1,895,749	535,975	469,653	1,239,562	1,258,170

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Periods Ended December 31, 2010 and 2009

(1)	The Calvert Social Mid Cap Growth Portfolio changed its name to VP SRI Mid Cap Growth Portfolio, effective April 30, 2010.
(2)	The Dreyfus Developing Leaders Portfolio changed its name to Opportunistic Small Cap Portfolio, effective February 8, 2010.
(3)	The DWS Dreman High Return Equity changed its name to Strategic Value VIP, effective June 1, 2009.
(4)	The Franklin Templeton Global Asset Allocation Fund Portfolio was liquidated, effective April 30, 2010. Funds transferred to DWS Money Market VIP.
(5)	The Goldman Sachs Capital Growth Fund changed its name to Strategic Growth Fund, effective April 30, 2010.
(6)	The Janus Aspen Mid Cap Growth Portfolio changed its name to Enterprise Portfolio, effective May 1, 2009.
(7)	The PVC West Coast Equity Account changed its name to Capital Appreciation Account, effective June 30, 2009.
(8)	The PVC MidCap Stock Account changed its name to MidCap Blend Account, effective October 23, 2009.

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2010

1.	The Company

The Farmers Annuity Separate Account A (the “Account”), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by Farmers New World Life Insurance Company (the “Company”) during 2000 and exists in accordance with the regulations of the Office of the Insurance Commissioner of the State of Washington. The Company is a wholly owned subsidiary of Farmers Group, Inc. (“FGI”), whose ultimate parent is Zurich Financial Services Group. FGI, an insurance holding company that provides management services, is attorney-in-fact for three inter-insurance exchanges and their subsidiaries and a reinsurance company, Farmers Reinsurance Company.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Account’s assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business the Company may conduct, but the obligations of the Account, including benefits related to the variable annuity contract, are obligations of the Company.

The Account is a funding vehicle for individual variable annuity contracts, which may consist of optional riders for additional insurance benefits. Investments are made in the underlying mutual fund portfolios and are valued at the reported net asset values of such portfolios, which value their investment securities at fair value. Investment transactions are recorded on a trade date basis. The deposits collected for these contracts are invested at the direction of the contract holders in the sub-accounts that comprise the Account. The Account is currently comprised of forty-seven sub-accounts. The value of each sub-account will increase or decrease, depending on the investment performance of the corresponding portfolio. The sub-accounts invest in the following underlying mutual fund portfolios (collectively, the “Funds”):

Calvert Variable Series, Inc.

VP SRI Mid Cap Growth Portfolio

Dreyfus Variable Investment Fund – Service Class Shares

Opportunistic Small Cap Portfolio

Quality Bond Portfolio

Dreyfus Socially Responsible Growth Fund, Inc. – Service Class Shares

Socially Responsible Growth Fund

DWS Variable Series I – Class A Shares

Bond VIP

Global Opportunities VIP

Growth & Income VIP

International VIP

DWS Variable Series II – Class A Shares

Government & Agency Securities VIP

High Income VIP

Money Market VIP (1)

Small Cap Growth VIP

Strategic Value VIP

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2010

Fidelity Variable Insurance Products (“VIP”) Funds – Service Class Shares

VIP Growth Portfolio

VIP Index 500 Portfolio

VIP Mid Cap Portfolio

Fidelity VIP Freedom Funds – Service Class 2 Shares

VIP Freedom 2005 Portfolio

VIP Freedom 2010 Portfolio

VIP Freedom 2015 Portfolio

VIP Freedom 2020 Portfolio

VIP Freedom 2025 Portfolio

VIP Freedom 2030 Portfolio

VIP Freedom Income Portfolio

Fidelity VIP FundsManager Portfolios – Service Class 2 Shares

VIP FundsManager 20% Portfolio

VIP FundsManager 50% Portfolio

VIP FundsManager 70% Portfolio

VIP FundsManager 85% Portfolio

Franklin Templeton Variable Insurance Products Trust – Class 2 Shares

Developing Markets Securities Fund

Small – Mid Cap Growth Securities Fund

Small Cap Value Securities Fund

Goldman Sachs Variable Insurance Trust – Institutional Class Shares

Mid Cap Value Fund

Strategic Growth Fund

Structured Small Cap Equity Fund

Janus Aspen Series

Balanced Portfolio (Service Shares)

Enterprise Portfolio (Service Shares)

Forty Portfolio (Institutional Shares)

PIMCO Variable Insurance Trust – Administrative Class Shares

VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)

VIT Low Duration Portfolio

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds

Capital Appreciation Account

Equity Income Account

MidCap Blend Account (2)

SmallCap Growth Account II

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios

SAM Balanced Portfolio

SAM Conservative Balanced Portfolio

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2010

SAM Conservative Growth Portfolio

SAM Flexible Income Portfolio

SAM Strategic Growth Portfolio

(1)	The Franklin Templeton Global Asset Allocation Fund Portfolio was liquidated, effective April 30, 2010. Funds transferred to DWS Money Market VIP.

(2)	MidCap Stock Account changed its name to MidCap Blend Account, effective October 2009.

The Company owns the assets in the Account, and is obligated to pay all benefits under the contracts the Company issues. The Company provides insurance and administrative services to the contract holders for a fee. The Company also maintains a fixed account (“Fixed Account”), to which contract holders may direct their deposits and receive a fixed rate of return.

The Company has sole discretion to invest the assets of the Fixed Account, subject to applicable law. Certain officers of the Account are also officers and directors of the Company.

2.	Significant Accounting Policies

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Valuation of Investments and Accumulation Unit Values

Investments consist of shares of the Funds and are stated at fair value based on the reported net asset value per share of the respective portfolios at December 31, 2010. Accumulation unit values are computed daily based on total net assets of the Account.

Realized Gains and Losses

Realized gains and losses represent the difference between the proceeds from sales of shares and the cost of such shares, which are determined using the specific identified cost method.

Payable to Farmers New World Life Insurance Company

Amounts payable to and receivable from the Company consist of unsettled transactions. The amounts are due from the respective portfolios to the Company for asset-based charges and other unsettled transactions.

Federal Income Tax

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (“IRC”). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the contracts. Therefore, no charge is being made currently to the Account for federal income taxes. The Company will review periodically the status of this contract in the event of changes in tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2010

Dividends and Capital Gain Distributions

Dividend income and capital gain distributions received by the Funds are reinvested in additional Fund shares and are recognized on the ex-distribution date.

Accounting Pronouncements Recently Adopted

Accounting Standard Update (“ASU” or “Update”) No. 2010-06 — Fair Value Measurements and Disclosures — Improving Disclosures about Fair Value Measurements.

In January of 2010, Financial Accounting Standards Board (“FASB”) issued ASU No. 2010-06 – Fair Value Measurements and Disclosures – Improving Disclosure about Fair Value Measurements. This Update provides amendments to Subtopic 820-10 that requires the following new disclosures: 1) A reporting entity should disclose separately the amounts of significant transfers in and out of Level 1 and Level 2 fair value measurements and describe the reasons for the transfers; 2) In the reconciliation for fair value measurements using significant unobservable inputs (Level 3), a reporting entity should present separately information about purchases, sales, issuances, and settlements (that is, on a gross basis rather than as one net number). In addition, this Update provides amendments to clarify existing fair value measurement disclosures with respect to the required level of detail (i.e. class of assets and liabilities) and inputs and valuation techniques used for Level 2 and Level 3 investments. This Update became effective for the Account in 2010, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. Those disclosures are effective for the fiscal years beginning after December 15, 2010. This Update did not have an impact on the Account’s financial statements.

ASU No. 2009-17 — Consolidations — Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities.

In December of 2009, FASB issued ASU No. 2009-17 which incorporates FASB Statement No. 167, Amendments to FASB Interpretation No. 46(R) (“SFAS No. 167”) into the Accounting Standards Codification (“ASC”). SFAS No. 167 was issued by the Board on June 12, 2009. This Update provides guidance for determining whether variable interest entities should be consolidated, and the Account has a scope exemption which is provided for in this pronouncement. The adoption of this Update did not have an impact on the Account’s financial statements.

Fair Value Measurements

Effective January 1, 2008, the Account determined the fair value of its financial instruments based on the fair value hierarchy established in FASB guidance referenced in the Fair Value Measurements and Disclosure Topic which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. See Note 7 for additional details and fair value disclosures.

3.	Expenses

Mortality and Expense Risk Charge

The Company assumes mortality and expense risk related to the operations of the Account and deducts charges daily. The mortality and expense risk charge covers certain insurance benefits available under the contracts and certain expenses the Company expects to incur. It also covers the risk that charges will not be sufficient to cover costs associated with the contracts and to

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2010

provide contractual benefits. The charge is assessed daily and is equal, on an annual basis, to 0.95% of the average daily net assets in the sub-accounts.

Guaranteed Minimum Death Benefit

The contract holder has the option at issue of electing the guaranteed minimum death benefit rider which provides an enhanced death benefit in the event of the death of the last surviving annuitant before the annuity start date. The charge for this rider is assessed daily and is equal, on an annual basis, to 0.25% of the average daily assets in the sub-accounts.

Guaranteed Retirement Income Benefit

A certain number of in-force contracts have a guaranteed retirement income benefit rider which guarantees a minimum lifetime fixed income benefit in certain specified circumstances. The charge for this rider is assessed daily and is equal, on an annual basis, to 0.25% of the average daily assets in the sub-accounts. As of June 18, 2003, the Account ceased offering the guaranteed retirement income benefit rider. For contract holders who elected the guaranteed retirement income benefit rider before June 18, 2003, the guaranteed retirement income benefit rider remains in force and the Account’s obligations and duties under this rider will not change.

Administration Charge

The Company will deduct a daily asset-based administration charge, at an annual rate of 0.20%, from each sub-account to help reimburse for administrative charges.

Contract Maintenance Charges

Surrender Charge

The Company may deduct a surrender charge if, during the pay-in period, the contract holder fully surrenders the contract or withdraws a portion of its cash value. A surrender charge of up to 7% of amounts withdrawn may be deducted, if applicable.

Records Maintenance Charge

The Company deducts a records maintenance charge of $30 from the contract value on the last valuation day of each contract year during the pay-in period and on the date when the contract is surrendered, and at the annuity start date. This charge will be waived if certain conditions are met.

Transfer Fee

The Company may deduct after the twelfth transfer during a contract year, a transfer fee in the amount of $25 per transfer.

Premium Taxes

Various states and other governmental entities charge a premium tax on contracts issued by insurance companies. Premium tax rates currently range up to 3.5%, depending on the state. The Company is responsible for paying these taxes. If applicable, the Company will deduct the cost of such taxes from the contract value either from premium payments as the Company receives them, from contract value upon surrender or partial withdrawal, on the annuity start date, or upon payment of a death benefit.

Portfolio Operating Expenses

The value of the net assets of each sub-account is reduced by the investment management, 12b-1 fees and service fees in some cases, and other expenses incurred by the corresponding portfolio in

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2010

which the sub-account invests. These fees and expenses are paid indirectly by the contract holders, which currently ranges up to 2%.

4.	Purchases and Sales of Investments

The aggregate cost of the shares acquired and the aggregate proceeds from shares sold during the year ended December 31, 2010 consist of the following:

	0000000000000	0000000000000
	Purchases	Sales

Calvert Variable Series, Inc.
VP SRI Mid Cap Growth Portfolio (1)	$11,598	$51,412
Dreyfus Variable Investment Fund – Service Class Shares
Opportunistic Small Cap Portfolio (2)	90,509	324,181
Quality Bond Portfolio	109,919	498,000
Dreyfus Socially Responsible Growth Fund, Inc. – Service Class Shares
Socially Responsible Growth Fund	59,263	19,202
DWS Variable Series I – Class A Shares
Bond VIP	778,096	991,614
Global Opportunities VIP	470,644	756,392
Growth & Income VIP	103,867	465,620
International VIP	797,793	999,602
DWS Variable Series II – Class A Shares
Government & Agency Securities VIP	557,086	549,038
High Income VIP	689,057	741,351
Money Market VIP	3,466,595	2,510,840
Small Cap Growth VIP	5,503	97,061
Strategic Value VIP	573,575	1,660,358
Fidelity Variable Insurance Products (VIP) Funds – Service Class Shares
VIP Growth Portfolio	270,564	1,169,472
VIP Index 500 Portfolio	594,137	1,148,235
VIP Mid Cap Portfolio	665,550	1,387,045
Fidelity VIP Freedom Funds – Service Class 2 Shares
VIP Freedom 2005 Portfolio	66,478	406
VIP Freedom 2010 Portfolio	28,470	7,768
VIP Freedom 2015 Portfolio	189,042	5,687
VIP Freedom 2020 Portfolio	336,296	41,032
VIP Freedom 2025 Portfolio	100,563	162,467
VIP Freedom 2030 Portfolio	127,590	140,146
VIP Freedom Income Portfolio	45,712	396
Fidelity VIP FundsManager Portfolios – Service Class 2 Shares
VIP FundsManager 20% Portfolio	188,708	86,937
VIP FundsManager 50% Portfolio	318,160	255,773
VIP FundsManager 70% Portfolio	458,493	112,092
VIP FundsManager 85% Portfolio	662,740	296,190

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2010

4.	Purchases and Sales of Investments, Continued

	0000000000000	0000000000000
	Purchases	Sales

Franklin Templeton Variable Insurance Products Trust – Class 2 Shares
Developing Markets Securities Fund	$181,600	$489,266
Global Asset Allocation Fund (3)	489,125	2,506,604
Small – Mid Cap Growth Securities Fund	658,615	352,044
Small Cap Value Securities Fund	323,232	382,228
Goldman Sachs Variable Insurance Trust – Institutional Class Shares
Mid Cap Value Fund	80,303	859,307
Strategic Growth Fund (4)	151,863	835,089
Structured Small Cap Equity Fund	105,684	194,812
Janus Aspen Series
Balanced Portfolio (Service Shares)	1,421,539	877,124
Enterprise Portfolio (Service Shares)	4,533	344,879
Forty Portfolio (Institutional Shares)	565,396	2,013,462
PIMCO Variable Insurance Trust – Administrative Class Shares
VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)	939,893	610,780
VIT Low Duration Portfolio	689,262	1,001,108
Principal Variable Contracts Funds, Inc – Class 2 Shares – Equity Funds
Capital Appreciation Account	50,041	196,618
Equity Income Account	355,588	1,211,334
MidCap Blend Account	150,549	569,696
SmallCap Growth Account II	10,824	125,134
Principal Variable Contracts Funds, Inc – Class 2 Shares –
Strategic Asset Management (“SAM”) Portfolios
SAM Balanced Portfolio	3,100,480	6,176,653
SAM Conservative Balanced Portfolio	1,168,844	1,103,866
SAM Conservative Growth Portfolio	2,416,047	4,990,176
SAM Flexible Income Portfolio	2,119,857	1,043,374
SAM Strategic Growth Portfolio	2,554,125	2,489,518

Totals	$29,303,408	$42,851,389

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2010

5.	Units Issued and Redeemed

	Individual Flexible Premium Variable Annuity with Standard Benefit Unit Activity During

	Year	Units Outstanding December 31, Prior Year	Units Issued	Units Redeemed	Units Outstanding	Accumulation Unit Value December 31, Year End

Calvert Variable Series, Inc. subaccount
VP SRI Mid Cap Growth Portfolio (1)	2010	20,963	188	(3,239)	17,912	$12.22
	2009	6,911	14,714	(662)	20,963	9.40
Dreyfus Variable Investment Fund subaccounts
Opportunistic Small Cap Portfolio (2)	2010	113,450	7,875	(21,041)	100,284	10.21
	2009	121,180	14,509	(22,239)	113,450	7.89
Quality Bond Portfolio	2010	74,966	1,876	(25,459)	51,383	13.91
	2009	106,415	5,883	(37,332)	74,966	13.01
Dreyfus Socially Responsible Growth Fund, Inc. subaccount
Socially Responsible Growth Fund	2010	9,817	4,906	(1,626)	13,097	8.71
	2009	7,650	2,928	(761)	9,817	7.69
DWS Variable Series I subaccounts
Bond VIP	2010	312,536	23,594	(36,678)	299,452	13.28
	2009	342,551	42,644	(72,659)	312,536	12.58
Global Opportunities VIP	2010	191,951	19,267	(34,106)	177,112	16.63
	2009	206,649	25,521	(40,219)	191,951	13.28
Growth & Income VIP	2010	172,904	2,991	(21,018)	154,877	9.24
	2009	189,853	5,262	(22,211)	172,904	8.17
International VIP	2010	506,549	86,250	(108,570)	484,229	6.96
	2009	566,422	34,229	(94,102)	506,549	6.93
DWS Variable Series II subaccounts
Government & Agency Securities VIP	2010	115,055	11,195	(16,047)	110,203	16.31
	2009	123,393	26,995	(35,333)	115,055	15.47
High Income VIP	2010	177,514	14,589	(29,535)	162,568	16.38
	2009	192,454	24,005	(38,945)	177,514	14.53
Money Market VIP	2010	73,010	227,354	(176,687)	123,677	11.56
	2009	77,271	38,403	(42,664)	73,010	11.69
Small Cap Growth VIP	2010	51,768	1,742	(15,404)	38,106	4.44
	2009	51,279	2,557	(2,068)	51,768	3.47
Strategic Value VIP (3)	2010	515,917	19,089	(68,687)	466,319	14.48
	2009	577,719	40,591	(102,393)	515,917	13.02
Fidelity Variable Insurance Products (“VIP”) Funds subaccounts
VIP Growth Portfolio	2010	508,996	27,261	(90,895)	445,362	9.16
	2009	523,485	66,034	(80,523)	508,996	7.47
VIP Index 500 Portfolio	2010	475,934	30,279	(80,503)	425,710	10.64
	2009	469,736	86,311	(80,113)	475,934	9.37
VIP Mid Cap Portfolio	2010	202,994	21,940	(45,521)	179,413	24.36
	2009	200,742	33,031	(30,779)	202,994	19.14
Fidelity VIP Freedom Funds subaccounts
VIP Freedom 2005 Portfolio	2010	-	6,653	-	6,653	10.81
	2009	-	-	-	-	-
VIP Freedom 2010 Portfolio	2010	2,952	592	(547)	2,997	10.94
	2009	-	3,625	(673)	2,952	9.83
VIP Freedom 2015 Portfolio	2010	12,739	4,183	(125)	16,797	10.87
	2009	4,137	9,219	(617)	12,739	9.74
VIP Freedom 2020 Portfolio	2010	12,809	14,145	(1,045)	25,909	10.68
	2009	4,110	8,705	(6)	12,809	9.45
VIP Freedom 2025 Portfolio	2010	11,887	5,029	(11,099)	5,817	10.70
	2009	-	11,887	-	11,887	9.37
VIP Freedom 2030 Portfolio	2010	14,825	5,818	(11,880)	8,763	10.41
	2009	247	14,589	(11)	14,825	9.09
VIP Freedom Income Portfolio	2010	598	4,150	(12)	4,736	10.89
	2009	403	195	-	598	10.27

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2010

	Individual Flexible Premium Variable Annuity with Standard Benefit Unit Activity During, Continued

	Year	Units Outstanding December 31, Prior Year	Units Issued	Units Redeemed	Units Outstanding	Accumulation Unit Value December 31, Year End

Fidelity VIP FundsManager Portfolios subaccounts
VIP FundsManager 20% Portfolio	2010	10,212	15,892	(8,173)	17,931	$10.77
	2009	-	10,212	-	10,212	10.15
VIP FundsManager 50% Portfolio	2010	21,699	20,842	(16,479)	26,062	10.80
	2009	3,751	17,962	(14)	21,699	9.77
VIP FundsManager 70% Portfolio	2010	107,480	39,138	(1,442)	145,176	10.55
	2009	15,157	93,323	(1,000)	107,480	9.36
VIP FundsManager 85% Portfolio	2010	30,451	9,260	(1,665)	38,046	10.41
	2009	-	30,573	(122)	30,451	9.08
Franklin Templeton Variable Insurance Products Trust subaccounts
Developing Markets Securities Fund	2010	121,700	5,619	(13,102)	114,217	21.88
	2009	153,007	19,464	(50,771)	121,700	18.82
Global Asset Allocation Fund (4)	2010	99,103	4,323	(103,426)	-	15.98
	2009	92,347	16,678	(9,922)	99,103	15.43
Small – Mid Cap Growth Securities Fund	2010	97,135	49,526	(19,938)	126,723	12.36
	2009	93,843	25,632	(22,340)	97,135	9.79
Small Cap Value Securities Fund	2010	63,375	21,913	(9,457)	75,831	13.60
	2009	63,043	18,372	(18,040)	63,375	10.73
Goldman Sachs Variable Insurance Trust subaccounts
Mid Cap Value Fund	2010	154,674	1,915	(29,915)	126,674	20.99
	2009	180,812	3,264	(29,402)	154,674	16.99
Strategic Growth Fund (5)	2010	333,338	12,036	(56,835)	288,539	9.69
	2009	394,481	10,765	(71,908)	333,338	8.85
Structured Small Cap Equity Fund	2010	45,712	6,266	(8,431)	43,547	14.56
	2009	41,821	11,772	(7,881)	45,712	11.32
Janus Aspen Series subaccounts:
Balanced Portfolio (Service Shares)	2010	241,429	47,926	(43,801)	245,554	14.99
	2009	191,507	73,521	(23,599)	241,429	14.02
Enterprise Portfolio (Service Shares) (6)	2010	63,905	516	(26,870)	37,551	12.78
	2009	72,158	3,256	(11,509)	63,905	10.30
Forty Portfolio (Institutional Shares)	2010	832,838	53,049	(123,827)	762,060	8.48
	2009	866,006	91,840	(125,008)	832,838	8.04
PIMCO Variable Insurance Trust subaccounts:
VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)	2010	152,157	19,287	(23,426)	148,018	16.12
	2009	160,606	22,841	(31,290)	152,157	15.03
VIT Low Duration Portfolio	2010	227,439	30,217	(36,333)	221,323	15.14
	2009	234,453	33,623	(40,637)	227,439	14.54
Principal Variable Contracts Funds, Inc. (“PVC”) subaccounts:
Capital Appreciation Account (8)	2010	51,570	594	(12,072)	40,092	13.18
	2009	65,512	4,777	(18,719)	51,570	11.58
Equity Income Account	2010	263,735	7,733	(45,721)	225,747	15.50
	2009	302,314	18,842	(57,421)	263,735	13.53
MidCap Blend Account (7)	2010	46,044	1,078	(6,283)	40,839	56.10
	2009	179,771	53,696	(187,423)	46,044	45.83
SmallCap Growth Account II	2010	99,266	1,404	(8,147)	92,523	8.73
	2009	105,592	2,808	(9,134)	99,266	6.97

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2010

	Individual Flexible Premium Variable Annuity with Standard Benefit Unit Activity During, Continued

	Year	Units Outstanding December 31, Prior Year	Units Issued	Units Redeemed	Units Outstanding	Accumulation Unit Value December 31, Year End

Principal Variable Contracts Funds, Inc. (“PVC”) subaccounts
SAM Balanced Portfolio	2010	1,082,556	83,134	(263,150)	902,540	$16.10
	2009	1,250,263	87,229	(254,936)	1,082,556	14.37
SAM Conservative Balanced Portfolio	2010	257,733	22,082	(43,338)	236,477	15.44
	2009	269,950	32,824	(45,041)	257,733	13.98
SAM Conservative Growth Portfolio	2010	857,208	45,263	(182,564)	719,907	16.24
	2009	900,019	76,608	(119,419)	857,208	14.29
SAM Flexible Income Portfolio	2010	335,474	62,713	(39,747)	358,440	14.82
	2009	390,793	47,338	(102,657)	335,474	13.60
SAM Strategic Growth Portfolio	2010	638,008	91,442	(96,246)	633,204	16.38
	2009	659,983	46,390	(68,365)	638,008	14.26

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2010

	Individual Flexible Premium Variable Annuity with Guaranteed Minimum Death Benefit Unit Activity During

	Year	Units Outstanding December 31, Prior Year	Units Issued	Units Redeemed	Units Outstanding	Accumulation Unit Value December 31, Year End

Calvert Variable Series, Inc. subaccount
VP SRI Mid Cap Growth Portfolio (1)	2010	5,609	964	(853)	5,720	$11.93
	2009	6,279	12	(682)	5,609	9.20
Dreyfus Variable Investment Fund subaccounts:
Opportunistic Small Cap Portfolio (2)	2010	65,116	3,654	(9,690)	59,080	9.97
	2009	61,452	12,578	(8,914)	65,116	7.73
Quality Bond Portfolio	2010	42,770	2,436	(8,405)	36,801	13.58
	2009	51,755	4,991	(13,976)	42,770	12.73
Dreyfus Socially Responsible Growth Fund, Inc. subaccount
Socially Responsible Growth Fund	2010	2,194	2,773	(22)	4,945	8.50
	2009	2,644	108	(558)	2,194	7.53
DWS Variable Series I subaccounts
Bond VIP	2010	187,967	20,999	(37,657)	171,309	12.94
	2009	217,722	25,598	(55,353)	187,967	12.28
Global Opportunities VIP	2010	125,383	16,182	(17,185)	124,380	16.24
	2009	131,601	23,238	(29,456)	125,383	13.00
Growth & Income VIP	2010	66,578	1,758	(18,410)	49,926	9.00
	2009	89,531	5,230	(28,183)	66,578	7.98
International VIP	2010	238,194	27,533	(40,047)	225,680	6.78
	2009	303,917	18,796	(84,519)	238,194	6.76
DWS Variable Series II subaccounts
Government & Agency Securities VIP	2010	108,852	10,504	(12,155)	107,201	15.88
	2009	102,989	26,984	(21,121)	108,852	15.10
High Income VIP	2010	110,669	13,449	(17,860)	106,258	15.95
	2009	119,250	18,770	(27,351)	110,669	14.18
Money Market VIP	2010	39,417	51,787	(30,622)	60,582	11.25
	2009	54,315	30,994	(45,892)	39,417	11.41
Small Cap Growth VIP	2010	14,709	201	(6,362)	8,548	4.33
	2009	20,244	603	(6,138)	14,709	3.39
Strategic Value VIP (3)	2010	288,105	16,394	(44,298)	260,201	14.10
	2009	341,527	23,578	(77,000)	288,105	12.71

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2010

	Individual Flexible Premium Variable Annuity with Guaranteed Minimum Death Benefit Unit Activity During, Continued

	Year	Units Outstanding December 31, Prior Year	Units Issued	Units Redeemed	Units Outstanding	Accumulation Unit Value December 31, Year End

Fidelity Variable Insurance Products (“VIP”) Funds subaccounts
VIP Growth Portfolio	2010	281,063	16,725	(40,610)	257,178	$8.94
	2009	315,655	18,986	(53,578)	281,063	7.31
VIP Index 500 Portfolio	2010	249,458	16,274	(35,654)	230,078	10.39
	2009	290,316	23,119	(63,977)	249,458	9.17
VIP Mid Cap Portfolio	2010	103,419	14,511	(12,687)	105,243	23.78
	2009	102,709	11,607	(10,897)	103,419	18.74
Fidelity VIP Freedom Funds subaccounts
VIP Freedom 2005 Portfolio	2010	-	-	-	-	-
	2009	-	-	-	-	-
VIP Freedom 2010 Portfolio	2010	14,007	1,498	(7)	15,498	10.88
	2009	-	15,353	(1,346)	14,007	9.80
VIP Freedom 2015 Portfolio	2010	16,750	13,282	(44)	29,988	10.80
	2009	-	19,203	(2,453)	16,750	9.71
VIP Freedom 2020 Portfolio	2010	21,800	13,655	(2,446)	33,009	10.62
	2009	-	21,805	(5)	21,800	9.42
VIP Freedom 2025 Portfolio	2010	32,537	3,315	(4,872)	30,980	10.64
	2009	6,498	26,039	-	32,537	9.34
VIP Freedom 2030 Portfolio	2010	4,726	7,738	(2,589)	9,875	10.35
	2009	302	4,429	(5)	4,726	9.06
VIP Freedom Income Portfolio	2010	3	35	(1)	37	10.83
	2009	-	3	-	3	10.24
Fidelity VIP FundsManager Portfolios subaccounts
VIP FundsManager 20% Portfolio	2010	9,954	1,917	(2)	11,869	10.70
	2009	-	9,954	-	9,954	10.12
VIP FundsManager 50% Portfolio	2010	16,083	9,813	(8,103)	17,793	10.73
	2009	15,691	11,032	(10,640)	16,083	9.74
VIP FundsManager 70% Portfolio	2010	20,824	7,443	(8,673)	19,594	10.49
	2009	3,232	17,683	(91)	20,824	9.33
VIP FundsManager 85% Portfolio	2010	19,788	56,476	(18,894)	57,370	10.35
	2009	18,894	894	-	19,788	9.05
Franklin Templeton Variable Insurance Products Trust subaccounts
Developing Markets Securities Fund	2010	62,064	2,760	(8,153)	56,671	21.30
	2009	78,007	2,055	(17,998)	62,064	18.37
Global Asset Allocation Fund (4)	2010	30,048	5,444	(35,492)	-	15.63
	2009	27,067	8,585	(5,604)	30,048	15.10
Small – Mid Cap Growth Securities Fund	2010	58,956	13,638	(11,544)	61,050	12.06
	2009	50,746	20,910	(12,700)	58,956	9.58
Small Cap Value Securities Fund	2010	56,369	7,191	(10,935)	52,625	13.41
	2009	62,290	5,033	(10,954)	56,369	10.60
Goldman Sachs Variable Insurance Trust subaccounts
Mid Cap Value Fund	2010	65,969	2,610	(8,739)	59,840	20.50
	2009	79,177	1,833	(15,041)	65,969	16.63
Strategic Growth Fund (5)	2010	190,336	7,727	(25,379)	172,684	9.46
	2009	242,708	4,032	(56,404)	190,336	8.66
Structured Small Cap Equity Fund	2010	31,405	3,140	(7,524)	27,021	14.22
	2009	37,689	4,251	(10,535)	31,405	11.08

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2010

	Individual Flexible Premium Variable Annuity with Guaranteed Minimum Death Benefit Unit Activity During, Continued

	Year	Units Outstanding December 31, Prior Year	Units Issued	Units Redeemed	Units Outstanding	Accumulation Unit Value December 31, Year End

Janus Aspen Series subaccounts
Balanced Portfolio (Service Shares)	2010	150,898	34,835	(19,672)	166,061	$14.63
	2009	109,269	70,824	(29,195)	150,898	13.72
Enterprise Portfolio (Service Shares) (6)	2010	13,673	165	(949)	12,889	12.48
	2009	15,222	1,093	(2,642)	13,673	10.08
Forty Portfolio (Institutional Shares)	2010	488,795	36,486	(77,398)	447,883	8.26
	2009	492,023	124,632	(127,860)	488,795	7.85
PIMCO Variable Insurance Trust subaccounts
VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)	2010	83,559	29,044	(15,271)	97,332	15.70
	2009	94,519	10,748	(21,708)	83,559	14.67
VIT Low Duration Portfolio	2010	145,771	13,876	(25,545)	134,102	14.74
	2009	164,983	18,327	(37,539)	145,771	14.20
Principal Variable Contracts Funds, Inc. (“PVC”) subaccounts
Capital Appreciation Account (8)	2010	27,752	1,140	(4,096)	24,796	12.99
	2009	28,462	2,142	(2,852)	27,752	11.45
Equity Income Account	2010	288,617	3,482	(35,889)	256,210	15.14
	2009	339,455	15,379	(66,217)	288,617	13.25
MidCap Blend Account (7)	2010	21,215	922	(4,281)	17,856	54.78
	2009	90,691	24,016	(93,493)	21,214	44.85
SmallCap Growth Account II	2010	31,275	917	(3,530)	28,662	8.53
	2009	35,549	1,309	(5,583)	31,275	6.83
Principal Variable Contracts Funds, Inc. (“PVC”) subaccounts
SAM Balanced Portfolio	2010	970,462	98,494	(162,185)	906,771	15.77
	2009	1,029,733	106,271	(165,542)	970,462	14.11
SAM Conservative Balanced Portfolio	2010	148,185	42,067	(30,468)	159,784	15.12
	2009	161,709	21,407	(34,931)	148,185	13.72
SAM Conservative Growth Portfolio	2010	821,499	80,838	(105,592)	796,745	15.91
	2009	863,237	87,719	(129,457)	821,499	14.04
SAM Flexible Income Portfolio	2010	124,635	80,485	(36,576)	168,544	14.52
	2009	90,402	39,297	(5,064)	124,635	13.35
SAM Strategic Growth Portfolio	2010	519,559	55,747	(65,929)	509,377	16.04
	2009	525,468	81,899	(87,808)	519,559	14.00

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2010

	Individual Flexible Premium Variable Annuity with Guaranteed Retirement Income Benefit Unit Activity During

	Year	Units Outstanding December 31, Prior Year	Units Issued	Units Redeemed	Units Outstanding	Accumulation Unit Value December 31, Year End

Calvert Variable Series, Inc. subaccount:
VP SRI Mid Cap Growth Portfolio (1)	2010	6,712	15	(652)	6,075	$11.93
	2009	6,920	20	(228)	6,712	9.20
Dreyfus Variable Investment Fund subaccounts
Opportunistic Small Cap Portfolio (2)	2010	35,791	1,412	(5,013)	32,190	9.97
	2009	37,813	1,962	(3,984)	35,791	7.73
Quality Bond Portfolio	2010	17,424	817	(2,469)	15,772	13.58
	2009	19,022	1,289	(2,887)	17,424	12.73

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2010

	Individual Flexible Premium Variable Annuity with Guaranteed Retirement Income Benefit Unit Activity During, Continued

	Year	Units Outstanding December 31, Prior Year	Units Issued	Units Redeemed	Units Outstanding	Accumulation Unit Value December 31, Year End

Dreyfus Socially Responsible Growth Fund, Inc. subaccount
Socially Responsible Growth Fund	2010	606	-	(4)	602	$8.50
	2009	684	9	(87)	606	7.53
DWS Variable Series I subaccounts
Bond VIP	2010	32,295	1,365	(3,798)	29,862	12.94
	2009	34,682	5,761	(8,148)	32,295	12.28
Global Opportunities VIP	2010	31,973	6,516	(4,873)	33,616	16.24
	2009	36,928	835	(5,790)	31,973	13.00
Growth & Income VIP	2010	67,010	1,322	(11,736)	56,596	9.00
	2009	72,743	6,347	(12,080)	67,010	7.98
International VIP	2010	101,220	13,003	(11,817)	102,406	6.78
	2009	115,363	4,178	(18,321)	101,220	6.76
DWS Variable Series II subaccounts
Government & Agency Securities VIP	2010	33,256	1,193	(4,391)	30,058	15.88
	2009	37,512	11,333	(15,589)	33,256	15.10
High Income VIP	2010	24,177	527	(4,075)	20,629	15.95
	2009	36,743	1,116	(13,682)	24,177	14.18
Money Market VIP	2010	5,521	22,603	(10,129)	17,995	11.25
	2009	5,664	5,707	(5,850)	5,521	11.41
Small Cap Growth VIP	2010	32,243	212	(3,861)	28,594	4.33
	2009	34,870	1,435	(4,062)	32,243	3.39
Strategic Value VIP (3)	2010	119,172	4,319	(13,250)	110,241	14.10
	2009	139,081	9,983	(29,892)	119,172	12.71
Fidelity Variable Insurance Products (“VIP”) Funds subaccounts
VIP Growth Portfolio	2010	94,146	2,342	(14,853)	81,635	8.94
	2009	100,465	9,687	(16,006)	94,146	7.31
VIP Index 500 Portfolio	2010	80,251	3,047	(9,677)	73,621	10.39
	2009	83,840	5,853	(9,442)	80,251	9.17
VIP Mid Cap Portfolio	2010	37,013	269	(1,766)	35,516	23.78
	2009	41,238	3,113	(7,338)	37,013	18.74
Fidelity VIP Freedom Funds subaccounts
VIP Freedom 2005 Portfolio	2010	-	-	-	-	-
	2009	-	-	-	-	-
VIP Freedom 2010 Portfolio	2010	-	-	-	-	-
	2009	-	-	-	-	-
VIP Freedom 2015 Portfolio	2010	-	-	-	-	-
	2009	-	-	-	-	-
VIP Freedom 2020 Portfolio	2010	1,230	516	(2)	1,744	10.62
	2009	-	1,230	-	1,230	9.42
VIP Freedom 2025 Portfolio	2010	-	658	-	658	10.64
	2009	-	-	-	-	-
VIP Freedom 2030 Portfolio	2010	-	-	-	-	-
	2009	-	-	-	-	-
VIP Freedom Income Portfolio	2010	-	-	-	-	-
	2009	-	-	-	-	-

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2010

	Individual Flexible Premium Variable Annuity with Guaranteed Retirement Income Benefit Unit Activity During, Continued

	Year	Units Outstanding December 31, Prior Year	Units Issued	Units Redeemed	Units Outstanding	Accumulation Unit Value December 31, Year End

Fidelity VIP FundsManager Portfolios subaccounts
VIP FundsManager 20% Portfolio	2010	-	-	-	-	$-
	2009	-	-	-	-	-
VIP FundsManager 50% Portfolio	2010	1,227	1,172	(152)	2,247	10.73
	2009	-	1,230	(3)	1,227	9.74
VIP FundsManager 70% Portfolio	2010	-	-	-	-	-
	2009	-	-	-	-	-
VIP FundsManager 85% Portfolio	2010	9,590	5,028	(11,924)	2,694	10.35
	2009	4,844	9,590	(4,844)	9,590	9.05
Franklin Templeton Variable Insurance Products Trust subaccounts
Developing Markets Securities Fund	2010	16,865	356	(4,148)	13,073	21.30
	2009	18,316	45	(1,496)	16,865	18.37
Global Asset Allocation Fund (4)	2010	13,120	2,808	(15,926)	2	15.63
	2009	14,490	1	(1,371)	13,120	15.10
Small – Mid Cap Growth Securities Fund	2010	17,650	5,117	(2,630)	20,137	12.06
	2009	19,508	3,871	(5,729)	17,650	9.58
Small Cap Value Securities Fund	2010	1,035	480	(210)	1,305	13.41
	2009	1,112	168	(245)	1,035	10.60
Goldman Sachs Variable Insurance Trust subaccounts
Mid Cap Value Fund	2010	37,163	513	(4,749)	32,927	20.50
	2009	42,849	749	(6,435)	37,163	16.63
Strategic Growth Fund (5)	2010	81,024	2,271	(9,695)	73,600	9.46
	2009	92,442	2,120	(13,538)	81,024	8.66
Structured Small Cap Equity Fund	2010	575	204	(229)	550	14.22
	2009	585	277	(287)	575	11.08
Janus Aspen Series subaccounts
Balanced Portfolio (Service Shares)	2010	25,195	700	(641)	25,254	14.63
	2009	36,769	531	(12,105)	25,195	13.72
Enterprise Portfolio (Service Shares) (6)	2010	8,679	43	(1,320)	7,402	12.48
	2009	10,037	114	(1,472)	8,679	10.08
Forty Portfolio (Institutional Shares)	2010	260,247	6,877	(62,561)	204,563	8.26
	2009	289,947	11,277	(40,977)	260,247	7.85
PIMCO Variable Insurance Trust subaccounts
VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)	2010	26,575	3,551	(3,808)	26,318	15.70
	2009	28,039	8,982	(10,446)	26,575	14.67
VIT Low Duration Portfolio	2010	45,105	1,922	(5,184)	41,843	14.74
	2009	50,527	4,346	(9,768)	45,105	14.20
Principal Variable Contracts Funds, Inc. (“PVC”) subaccounts
Capital Appreciation Account (8)	2010	2,522	-	-	2,522	12.99
	2009	2,522	-	-	2,522	11.45
Equity Income Account	2010	17,789	54	(604)	17,239	15.14
	2009	24,002	1,654	(7,867)	17,789	13.25
MidCap Blend Account (7)	2010	5,893	146	(676)	5,363	54.78
	2009	21,283	6,508	(21,898)	5,893	44.85
SmallCap Growth Account II	2010	13,680	414	(2,052)	12,042	8.53
	2009	15,285	686	(2,291)	13,680	6.83

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2010

	Individual Flexible Premium Variable Annuity with Guaranteed Retirement Income Benefit Unit Activity During, Continued

	Year	Units Outstanding December 31, Prior Year	Units Issued	Units Redeemed	Units Outstanding	Accumulation Unit Value December 31, Year End

Principal Variable Contracts Funds, Inc. (“PVC”) subaccounts
SAM Balanced Portfolio	2010	63,644	422	(1,025)	63,041	$15.77
	2009	73,297	1,927	(11,580)	63,644	14.11
SAM Conservative Balanced Portfolio	2010	17,566	507	(105)	17,968	15.12
	2009	59,070	550	(42,054)	17,566	13.72
SAM Conservative Growth Portfolio	2010	149,177	1,203	(45,966)	104,414	15.91
	2009	148,341	1,946	(1,110)	149,177	14.04
SAM Flexible Income Portfolio	2010	1,521	-	(553)	968	14.52
	2009	1,265	263	(7)	1,521	13.35
SAM Strategic Growth Portfolio	2010	69,639	3,603	(4,342)	68,900	16.04
	2009	91,285	13,601	(35,247)	69,639	14.00

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2010

	Individual Flexible Premium Variable Annuity with Guaranteed Minimum Death Benefit and Retirement Income Benefit Unit Activity During

	Year	Units Outstanding December 31, Prior Year	Units Issued	Units Redeemed	Units Outstanding	Accumulation Unit Value December 31, Year End

Calvert Variable Series, Inc. subaccount
VP SRI Mid Cap Growth Portfolio (1)	2010	31	-	(2)	29	$11.65
	2009	34	-	(3)	31	9.01
Dreyfus Variable Investment Fund subaccounts
Opportunistic Small Cap Portfolio (2)	2010	23,440	1,609	(4,057)	20,992	9.73
	2009	25,342	3,593	(5,495)	23,440	7.56
Quality Bond Portfolio	2010	15,341	1,128	(1,857)	14,612	13.26
	2009	21,447	1,691	(7,797)	15,341	12.46
Dreyfus Socially Responsible Growth Fund, Inc. subaccount
Socially Responsible Growth Fund	2010	729	-	(729)	-	8.30
	2009	729	-	-	729	7.37
DWS Variable Series I subaccounts
Bond VIP	2010	26,884	1,929	(3,201)	25,612	12.60
	2009	27,443	2,994	(3,553)	26,884	11.99
Global Opportunities VIP	2010	21,170	1,792	(2,955)	20,007	15.86
	2009	26,940	840	(6,610)	21,170	12.73
Growth & Income VIP	2010	75,398	3,942	(3,455)	75,885	8.76
	2009	77,506	3,460	(5,568)	75,398	7.79
International VIP	2010	72,541	9,424	(8,696)	73,269	6.60
	2009	90,275	4,554	(22,288)	72,541	6.60
DWS Variable Series II subaccounts
Government & Agency Securities VIP	2010	29,604	4,727	(4,092)	30,239	15.46
	2009	36,414	3,594	(10,404)	29,604	14.74
High Income VIP	2010	20,877	1,242	(2,697)	19,422	15.53
	2009	26,404	2,718	(8,245)	20,877	13.85
Money Market VIP	2010	4,492	2,681	(1,998)	5,175	10.96
	2009	16,616	1,513	(13,637)	4,492	11.14
Small Cap Growth VIP	2010	7,444	480	(536)	7,388	4.21
	2009	7,394	571	(521)	7,444	3.31
Strategic Value VIP (3)	2010	98,820	5,872	(8,373)	96,319	13.73
	2009	113,246	8,455	(22,881)	98,820	12.40

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2010

	Individual Flexible Premium Variable Annuity with Guaranteed Minimum Death Benefit and Retirement Income Benefit Unit Activity During, Continued

	Year	Units Outstanding December 31, Prior Year	Units Issued	Units Redeemed	Units Outstanding	Accumulation Unit Value December 31, Year End

Fidelity Variable Insurance Products (“VIP”) Funds subaccounts
VIP Growth Portfolio	2010	63,445	3,859	(10,539)	56,765	$8.73
	2009	77,167	6,006	(19,728)	63,445	7.15
VIP Index 500 Portfolio	2010	49,845	2,550	(5,231)	47,164	10.15
	2009	59,311	3,667	(13,133)	49,845	8.98
VIP Mid Cap Portfolio	2010	21,296	929	(9,378)	12,847	23.22
	2009	23,062	423	(2,189)	21,296	18.34
Fidelity VIP Freedom Funds subaccounts
VIP Freedom 2005 Portfolio	2010	-	-	-	-	-
	2009	-	-	-	-	-
VIP Freedom 2010 Portfolio	2010	-	-	-	-	-
	2009	-	-	-	-	-
VIP Freedom 2015 Portfolio	2010	-	-	-	-	-
	2009	-	-	-	-	-
VIP Freedom 2020 Portfolio	2010	-	4,778	-	4,778	10.56
	2009	-	-	-	-	-
VIP Freedom 2025 Portfolio	2010	-	-	-	-	-
	2009	-	-	-	-	-
VIP Freedom 2030 Portfolio	2010	-	-	-	-	-
	2009	-	-	-	-	-
VIP Freedom Income Portfolio	2010	-	-	-	-	-
	2009	-	-	-	-	-
Fidelity VIP FundsManager Portfolios subaccounts
VIP FundsManager 20% Portfolio	2010	-	-	-	-	-
	2009	-	-	-	-	-
VIP FundsManager 50% Portfolio	2010	-	-	-	-	-
	2009	-	-	-	-	-
VIP FundsManager 70% Portfolio	2010	-	-	-	-	-
	2009	-	-	-	-	-
VIP FundsManager 85% Portfolio	2010	-	-	-	-	-
	2009	-	-	-	-	-
Franklin Templeton Variable Insurance Products Trust subaccounts
Developing Markets Securities Fund	2010	2,264	49	(749)	1,564	20.74
	2009	3,271	46	(1,053)	2,264	17.93
Global Asset Allocation Fund (4)	2010	3,416	50	(3,466)	-	15.29
	2009	5,621	105	(2,310)	3,416	14.78
Small – Mid Cap Growth Securities Fund	2010	13,544	528	(1,744)	12,328	11.78
	2009	16,571	538	(3,565)	13,544	9.38
Small Cap Value Securities Fund	2010	14,068	2	(13,997)	73	13.22
	2009	14,066	2	-	14,068	10.48

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2010

	Individual Flexible Premium Variable Annuity with Guaranteed Minimum Death Benefit and Retirement Income Benefit Unit Activity During, Continued

	Year	Units Outstanding December 31, Prior Year	Units Issued	Units Redeemed	Units Outstanding	Accumulation Unit Value December 31, Year End

Goldman Sachs Variable Insurance Trust subaccounts
Mid Cap Value Fund	2010	26,034	885	(4,090)	22,829	$20.02
	2009	30,871	1,106	(5,943)	26,034	16.28
Strategic Growth Fund (5)	2010	54,220	3,403	(6,095)	51,528	9.23
	2009	68,732	2,605	(17,117)	54,220	8.48
Structured Small Cap Equity Fund	2010	106	2	-	108	13.89
	2009	103	3	-	106	10.85
Janus Aspen Series subaccounts
Balanced Portfolio (Service Shares)	2010	2,687	12,034	(127)	14,594	14.29
	2009	2,690	2	(5)	2,687	13.43
Enterprise Portfolio (Service Shares) (6)	2010	8,559	211	(1,986)	6,784	12.19
	2009	11,147	418	(3,006)	8,559	9.87
Forty Portfolio (Institutional Shares)	2010	191,934	10,727	(13,647)	189,014	8.04
	2009	218,751	5,863	(32,680)	191,934	7.66
PIMCO Variable Insurance Trust subaccounts
VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)	2010	18,582	4,426	(2,490)	20,518	15.29
	2009	23,593	1,956	(6,967)	18,582	14.32
VIT Low Duration Portfolio	2010	43,212	2,645	(6,285)	39,572	14.36
	2009	39,066	13,001	(8,855)	43,212	13.86
Principal Variable Contracts Funds, Inc. (“PVC”) subaccounts
Capital Appreciation Account (8)	2010	2,451	523	-	2,974	12.81
	2009	2,681	636	(866)	2,451	11.32
Equity Income Account	2010	16,643	674	(83)	17,234	14.78
	2009	19,120	989	(3,466)	16,643	12.96
MidCap Blend Account (7)	2010	2,395	84	(339)	2,140	53.49
	2009	11,203	3,330	(12,138)	2,395	43.91
SmallCap Growth Account II	2010	9,462	367	(3,130)	6,699	8.33
	2009	13,707	665	(4,910)	9,462	6.68
Principal Variable Contracts Funds, Inc. (“PVC”) subaccounts
SAM Balanced Portfolio	2010	117,222	5,482	(12,121)	110,583	15.45
	2009	112,512	9,635	(4,925)	117,222	13.86
SAM Conservative Balanced Portfolio	2010	23,635	-	(5)	23,630	14.82
	2009	27,109	-	(3,474)	23,635	13.48
SAM Conservative Growth Portfolio	2010	67,865	768	(12,239)	56,394	15.59
	2009	71,818	1,548	(5,501)	67,865	13.79
SAM Flexible Income Portfolio	2010	8,023	-	-	8,023	14.22
	2009	11,823	-	(3,800)	8,023	13.11
SAM Strategic Growth Portfolio	2010	30,964	2,824	(5,707)	28,081	15.72
	2009	31,522	21,816	(22,374)	30,964	13.75

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2010

(1)	The Calvert Social Mid Cap Growth Portfolio changed its name to VP SRI Mid Cap Growth Portfolio, effective April 30, 2010.
(2)	The Dreyfus Developing Leaders Portfolio changed its name to Opportunistic Small Cap Portfolio, effective February 8, 2010.
(3)	The DWS Dreman High Return Equity changed its name to Strategic Value VIP, effective June 1, 2009.
(4)	The Franklin Templeton Global Asset Allocation Fund Portfolio was liquidated, effective April 30, 2010. Funds transferred to DWS Money Market VIP.
(5)	The Goldman Sachs Capital Growth Fund changed its name to Strategic Growth Fund, effective April 30, 2010.
(6)	The Janus Aspen Mid Cap Growth Portfolio changed its name to Enterprise Portfolio, effective May 1, 2009.
(7)	The PVC West Coast Equity Account changed its name to Capital Appreciation Account, effective June 30, 2009.
(8)	The PVC MidCap Stock Account changed its name to MidCap Blend Account, effective October 23, 2009.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2010

6.	Financial Highlights

The Company sells variable annuity insurance products, which have unique combinations of features and fees that are charged against the contract holder’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

The following table was developed by determining which products offered by the Company have the lowest and highest total return. Only product designs within each sub-account that had units outstanding during the respective periods were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum contract charges offered by the Company as contract holders may not have selected all available and applicable contract options as discussed in Note 3.

	At December 31					For the Period Ended December 31

	Units	Unit Fair Value			Net Assets	Investment Income Ratio *	Expense Ratio ** Lowest to Highest			Total Return *** Lowest to Highest

Calvert Variable Series, Inc.
VP SRI Mid Cap Growth Portfolio (1)
2010	29,736	$11.65	to	$12.22	$360,020	0.00%	0.00%	to	0.71%	29.34%	to	29.98%
2009	33,315	9.01	to	9.40	310,800	0.00%	0.00%	to	0.59%	29.87%	to	30.52%
2008	20,144	6.94	to	7.20	143,335	0.60%	0.01%	to	0.49%	-38.22%	to	-37.91%
2007(2)	25,845	11.23	to	11.60	296,538	0.00%	0.02%	to	0.52%	3.75%	to	4.27%
2006	30,715	10.82	to	11.13	338,436	0.00%	0.03%	to	0.50%	-0.85%	to	-0.36%
Dreyfus Variable Investment Fund – Service Class Shares
Opportunistic Small Cap Portfolio (3)
2010	212,546	9.73	to	10.21	2,137,895	0.68%	0.16%	to	0.56%	28.69%	to	29.33%
2009	237,797	7.56	to	7.89	1,852,469	1.28%	0.17%	to	0.56%	23.72%	to	24.33%
2008	245,787	6.11	to	6.35	1,542,648	0.60%	0.16%	to	0.56%	-38.79%	to	-38.48%
2007	285,053	9.99	to	10.32	2,911,108	0.49%	0.17%	to	0.55%	-12.73%	to	-12.29%
2006	283,416	11.44	to	11.77	3,305,856	0.15%	0.17%	to	0.53%	1.84%	to	2.35%
Quality Bond Portfolio
2010	118,568	13.26	to	13.91	1,622,885	3.69%	0.18%	to	0.54%	6.45%	to	6.97%
2009	150,501	12.46	to	13.01	1,932,488	4.59%	0.14%	to	0.63%	12.77%	to	13.32%
2008	198,639	11.05	to	11.48	2,255,411	4.78%	0.15%	to	0.58%	-6.01%	to	-5.55%
2007	287,857	11.76	to	12.15	3,461,982	4.61%	0.16%	to	0.48%	1.62%	to	2.12%
2006	284,649	11.57	to	11.90	3,357,179	4.35%	0.17%	to	0.54%	2.22%	to	2.72%
Dreyfus Socially Responsible Growth Fund, Inc. – Service Class Shares
Socially Responsible Growth Fund
2010	18,643	8.30	to	8.71	161,250	0.64%	0.03%	to	0.80%	12.69%	to	13.24%
2009	13,346	7.37	to	7.69	101,964	0.64%	0.06%	to	0.82%	31.27%	to	31.92%
2008	11,707	5.61	to	5.83	67,735	0.43%	0.09%	to	0.67%	-35.65%	to	-35.33%
2007	13,136	8.72	to	9.01	117,445	0.27%	0.09%	to	0.63%	5.74%	to	6.27%
2006	13,353	8.25	to	8.48	112,470	0.00%	0.09%	to	0.61%	7.19%	to	7.72%
DWS Variable Series I – Class A Shares (4)
Bond VIP (5)
2010	526,235	12.60	to	13.28	6,902,699	4.34%	0.08%	to	0.66%	5.06%	to	5.58%
2009	559,682	11.99	to	12.58	6,960,023	8.12%	0.07%	to	0.65%	8.28%	to	8.82%
2008	622,398	11.07	to	11.56	7,120,702	5.64%	0.07%	to	0.60%	-18.12%	to	-17.72%
2007	738,847	13.52	to	14.05	10,266,599	4.13%	0.09%	to	0.54%	2.48%	to	2.99%
2006	545,945	13.20	to	13.65	7,377,980	3.63%	0.11%	to	0.55%	3.02%	to	3.53%
Global Opportunities VIP (6)
2010	355,115	15.86	to	16.63	5,828,570	0.39%	0.09%	to	0.60%	24.58%	to	25.20%
2009	370,477	12.73	to	13.28	4,865,309	1.70%	0.10%	to	0.59%	45.80%	to	46.52%
2008	402,118	8.73	to	9.07	3,607,960	0.27%	0.11%	to	0.60%	-50.78%	to	-50.54%
2007	401,138	17.74	to	18.33	7,283,246	1.16%	0.13%	to	0.57%	7.55%	to	8.08%
2006	351,387	16.49	to	16.96	5,910,320	0.95%	0.15%	to	0.53%	20.10%	to	20.69%

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2010

	At December 31					For the Period Ended December 31
	Units	Unit Fair Value			Net Assets	Investment Income Ratio *	Expense Ratio** Lowest to Highest			Total Return *** Lowest to Highest
DWS Variable Series I – Class A Shares, Continued (4)
Growth & Income VIP (7)
2010	337,284	$8.76	to	$9.24	$3,054,737	1.68%	0.22%	to	0.54%	12.54%	to	13.10%
2009	381,890	7.79	to	8.17	3,065,385	2.08%	0.24%	to	0.52%	31.97%	to	32.62%
2008	429,633	5.90	to	6.16	2,605,372	2.08%	0.25%	to	0.53%	-39.32%	to	-39.02%
2007	501,953	9.72	to	10.10	5,005,077	1.24%	0.23%	to	0.55%	-0.30%	to	0.20%
2006	535,155	9.75	to	10.08	5,335,451	0.96%	0.22%	to	0.53%	11.79%	to	12.34%
International VIP (8)
2010	885,584	6.60	to	6.96	6,076,386	2.13%	0.13%	to	0.65%	-0.03%	to	0.47%
2009	918,504	6.60	to	6.93	6,282,257	4.59%	0.14%	to	0.63%	31.35%	to	32.00%
2008	1,075,977	5.02	to	5.25	5,578,743	1.40%	0.14%	to	0.60%	-49.06%	to	-48.80%
2007	1,104,215	9.86	to	10.25	11,190,990	2.37%	0.15%	to	0.58%	12.72%	to	13.28%
2006	1,081,449	8.75	to	9.05	9,689,796	1.80%	0.17%	to	0.54%	23.87%	to	24.48%
DWS Variable Series II – Class A Shares (9)
Government & Agency Securities VIP (10)
2010	277,701	15.46	to	16.31	4,444,199	4.66%	0.16%	to	0.53%	4.88%	to	5.40%
2009	286,767	14.74	to	15.47	4,362,687	4.62%	0.17%	to	0.48%	6.32%	to	6.85%
2008	300,308	13.87	to	14.48	4,282,375	4.53%	0.20%	to	0.50%	3.23%	to	3.74%
2007	332,984	13.43	to	13.96	4,585,873	4.92%	0.22%	to	0.52%	4.22%	to	4.74%
2006	351,379	12.89	to	13.33	4,628,720	4.11%	0.21%	to	0.53%	2.48%	to	2.98%
High Income VIP (11)
2010	308,877	15.53	to	16.38	4,987,498	7.74%	0.09%	to	0.61%	12.15%	to	12.70%
2009	333,237	13.85	to	14.53	4,781,310	10.35%	0.11%	to	0.61%	37.72%	to	38.40%
2008	374,851	10.05	to	10.50	3,888,946	11.88%	0.11%	to	0.57%	-25.18%	to	-24.81%
2007	469,257	13.44	to	13.96	6,475,388	7.74%	0.12%	to	0.54%	-0.69%	to	-0.20%
2006	422,245	13.53	to	13.99	5,848,139	7.72%	0.13%	to	0.53%	8.68%	to	9.22%
Money Market VIP (12)
2010	207,429	10.96	to	11.56	2,370,142	0.01%	0.03%	to	0.72%	-1.61%	to	-1.13%
2009	122,440	11.14	to	11.69	1,416,066	0.44%	0.06%	to	0.63%	-1.29%	to	-0.81%
2008	153,866	11.28	to	11.78	1,789,552	2.62%	0.11%	to	0.66%	0.96%	to	1.46%
2007	130,382	11.18	to	11.61	1,502,201	4.77%	0.07%	to	0.69%	3.27%	to	3.78%
2006	111,006	10.82	to	11.19	1,232,513	4.53%	0.08%	to	0.72%	2.92%	to	3.43%
Small Cap Growth VIP (13)
2010	82,636	4.21	to	4.44	361,244	0.00%	0.13%	to	0.59%	27.34%	to	27.97%
2009	106,164	3.31	to	3.47	363,612	0.00%	0.11%	to	0.55%	38.32%	to	39.01%
2008	113,787	2.39	to	2.50	280,562	0.00%	0.11%	to	0.51%	-50.33%	to	-50.08%
2007	117,159	4.82	to	5.01	579,462	0.00%	0.10%	to	0.50%	4.47%	to	4.99%
2006	119,289	4.61	to	4.77	562,705	0.00%	0.09%	to	0.47%	3.56%	to	4.07%
Strategic Value VIP (14)
2010	933,080	13.73	to	14.48	13,297,455	1.98%	0.16%	to	0.59%	10.70%	to	11.25%
2009	1,022,014	12.40	to	13.02	13,115,156	4.62%	0.16%	to	0.58%	23.26%	to	23.87%
2008	1,171,573	10.06	to	10.51	12,151,400	3.20%	0.15%	to	0.57%	-46.86%	to	-46.60%
2007	1,238,095	18.94	to	19.68	24,072,716	1.40%	0.16%	to	0.56%	-3.47%	to	-2.99%
2006	1,105,506	19.62	to	20.28	22,190,258	1.94%	0.18%	to	0.53%	16.82%	to	17.39%
Fidelity Variable Insurance Products (“VIP”) Funds – Service Class Shares
VIP Growth Portfolio
2010	840,940	8.73	to	9.16	7,603,415	0.17%	0.11%	to	0.62%	22.04%	to	22.65%
2009	947,650	7.15	to	7.47	6,996,417	0.34%	0.12%	to	0.61%	26.07%	to	26.69%
2008	1,016,772	5.67	to	5.89	5,929,393	0.72%	0.13%	to	0.59%	-48.09%	to	-47.84%
2007	1,053,970	10.93	to	11.30	11,791,495	0.62%	0.14%	to	0.56%	24.80%	to	25.42%
2006	1,067,991	8.76	to	9.01	9,539,394	0.27%	0.15%	to	0.54%	5.00%	to	5.52%

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2010

	At December 31					For the Period Ended December 31
	Units	Unit Fair Value			Net Assets	Investment Income Ratio *	Expense Ratio ** Lowest to Highest			Total Return *** Lowest to Highest
Fidelity Variable Insurance Products (“VIP”) Funds – Service Class Shares, Continued
VIP Index 500 Portfolio
2010	776,573	$10.15	to	$10.64	$8,166,610	1.84%	0.09%	to	0.65%	13.05%	to	13.61%
2009	855,488	8.98	to	9.37	7,930,692	2.51%	0.10%	to	0.63%	24.43%	to	25.05%
2008	903,203	7.21	to	7.49	6,698,605	1.98%	0.11%	to	0.60%	-38.09%	to	-37.79%
2007	1,048,766	11.65	to	12.04	12,515,927	3.52%	0.11%	to	0.60%	3.62%	to	4.14%
2006	1,007,401	11.25	to	11.57	11,562,386	1.52%	0.12%	to	0.58%	13.74%	to	14.30%
VIP Mid Cap Portfolio
2010	333,019	23.22	to	24.36	8,015,582	0.26%	0.09%	to	0.63%	26.62%	to	27.24%
2009	364,722	18.34	to	19.14	6,907,413	0.61%	0.10%	to	0.63%	37.74%	to	38.42%
2008	367,751	13.31	to	13.83	5,036,240	0.36%	0.11%	to	0.63%	-40.49%	to	-40.20%
2007	386,862	22.38	to	23.12	8,866,579	0.72%	0.12%	to	0.59%	13.60%	to	14.17%
2006	361,508	19.70	to	20.25	7,263,898	0.22%	0.12%	to	0.53%	10.77%	to	11.31%
Fidelity VIP Freedom Funds – Service Class 2 Shares
VIP Freedom 2005 Portfolio (15)
2010	6,653	10.68	to	10.81	71,900	1.82%	0.00%	to	0.69%	9.26%	to	9.80%
2009	-	-	to	-	-	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
VIP Freedom 2010 Portfolio (16)
2010	18,495	10.81	to	10.94	201,358	1.76%	0.00%	to	0.98%	10.72%	to	11.27%
2009	16,959	9.77	to	9.83	166,288	3.72%	0.00%	to	0.89%	21.94%	to	22.55%
VIP Freedom 2015 Portfolio (17)
2010	46,785	10.74	to	10.87	506,452	2.32%	0.00%	to	0.90%	10.96%	to	11.51%
2009	29,489	9.68	to	9.74	286,809	4.79%	0.00%	to	0.76%	22.99%	to	23.60%
VIP Freedom 2020 Portfolio (18)
2010	65,440	10.56	to	10.68	696,505	2.48%	0.04%	to	0.77%	12.47%	to	13.03%
2009	35,839	9.39	to	9.45	338,078	7.91%	0.00%	to	0.72%	26.46%	to	27.09%
VIP Freedom 2025 Portfolio (19)
2010	37,455	10.58	to	10.70	398,900	2.14%	0.00%	to	1.20%	13.60%	to	14.16%
2009	44,424	9.31	to	9.37	415,456	6.30%	0.00%	to	0.69%	27.69%	to	28.32%
VIP Freedom 2030 Portfolio (20)
2010	18,638	10.29	to	10.41	193,446	1.90%	0.00%	to	0.63%	14.01%	to	14.57%
2009	19,551	9.03	to	9.09	177,515	2.83%	0.00%	to	0.90%	29.05%	to	29.69%
VIP Freedom Income Portfolio (21)
2010	4,773	10.77	to	10.89	51,978	3.01%	0.00%	to	1.04%	5.51%	to	6.04%
2009	601	10.20	to	10.27	6,173	4.80%	0.00%	to	1.11%	12.78%	to	13.34%
Fidelity VIP FundsManager Portfolios – Service Class 2 Shares
VIP FundsManager 20% Portfolio (22)
2010	29,800	10.64	to	10.77	320,064	0.87%	0.00%	to	0.34%	5.50%	to	6.02%
2009	20,166	10.09	to	10.15	204,430	1.32%	0.00%	to	0.41%	8.47%	to	9.00%
VIP FundsManager 50% Portfolio (23)
2010	46,102	10.67	to	10.80	496,473	1.32%	0.00%	to	0.73%	9.94%	to	10.48%
2009	39,009	9.71	to	9.77	380,633	2.81%	0.00%	to	0.80%	16.83%	to	17.41%
VIP FundsManager 70% Portfolio (24)
2010	164,770	10.43	to	10.55	1,737,652	1.38%	0.00%	to	0.98%	12.24%	to	12.79%
2009	128,304	9.29	to	9.36	1,199,778	2.37%	0.00%	to	0.94%	22.36%	to	22.96%
VIP FundsManager 85% Portfolio (25)
2010	98,110	10.29	to	10.41	1,017,605	1.21%	0.00%	to	0.64%	14.12%	to	14.68%
2009	59,829	9.02	to	9.08	542,133	2.13%	0.00%	to	0.73%	26.29%	to	26.91%

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2010

	At December 31					For the Period Ended December 31
	Units	Unit Fair Value			Net Assets	Investment Income Ratio *	Expense Ratio ** Lowest to Highest			Total Return *** Lowest to Highest
Franklin Templeton Variable Insurance Products Trust – Class 2 Shares
Developing Markets Securities Fund
2010	185,525	$20.74	to	$21.88	$4,016,700	1.64%	0.02%	to	0.71%	15.68%	to	16.25%
2009	202,893	17.93	to	18.82	3,780,624	4.47%	0.02%	to	0.69%	69.79%	to	70.63%
2008	252,601	10.56	to	11.03	2,761,552	2.82%	0.02%	to	0.73%	-53.48%	to	-53.25%
2007	277,441	22.70	to	23.59	6,495,669	2.24%	0.02%	to	0.73%	26.68%	to	27.31%
2006	245,846	17.92	to	18.53	4,526,306	1.08%	0.03%	to	0.63%	26.02%	to	26.64%
Global Asset Allocation Fund
2010(26)	-	-	to	-	-	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
2009	145,687	14.78	to	15.43	2,231,738	9.36%	0.06%	to	0.76%	19.83%	to	20.42%
2008	139,525	12.34	to	12.81	1,775,151	10.69%	0.06%	to	0.75%	-26.32%	to	-25.95%
2007	142,851	16.74	to	17.30	2,456,043	16.63%	0.07%	to	0.75%	8.22%	to	8.75%
2006	106,511	15.47	to	15.91	1,685,115	6.97%	0.10%	to	0.61%	19.15%	to	19.74%
Small – Mid Cap Growth Securities Fund
2010	220,238	11.78	to	12.36	2,690,276	0.00%	0.10%	to	0.62%	25.55%	to	26.17%
2009	187,285	9.38	to	9.79	1,812,451	0.00%	0.13%	to	0.59%	41.24%	to	41.94%
2008	180,668	6.64	to	6.90	1,233,013	0.00%	0.15%	to	0.58%	-43.43%	to	-43.15%
2007	195,191	11.74	to	12.14	2,344,598	0.00%	0.15%	to	0.53%	9.43%	to	9.97%
2006	176,578	10.73	to	11.04	1,931,701	0.00%	0.19%	to	0.53%	6.93%	to	7.46%
Small Cap Value Securities Fund
2010	129,834	13.22	to	13.60	1,755,291	0.76%	0.01%	to	0.59%	26.14%	to	26.77%
2009	134,847	10.48	to	10.73	1,436,021	1.66%	0.01%	to	0.60%	27.06%	to	27.69%
2008	140,511	8.25	to	8.40	1,173,519	1.14%	0.01%	to	0.63%	-34.11%	to	-33.78%
2007	134,142	12.52	to	12.69	1,694,159	0.63%	0.01%	to	0.58%	-3.97%	to	-3.50%
2006	81,744	13.04	to	13.15	1,071,986	0.65%	0.01%	to	0.60%	15.09%	to	15.65%
Goldman Sachs Variable Insurance Trust – Institutional Class Shares
Mid Cap Value Fund
2010	242,270	20.02	to	20.99	5,017,800	0.67%	0.15%	to	0.62%	22.97%	to	23.58%
2009	283,840	16.28	to	16.99	4,766,149	1.79%	0.15%	to	0.63%	31.37%	to	32.01%
2008	333,709	12.39	to	12.87	4,249,966	0.99%	0.15%	to	0.62%	-38.25%	to	-37.95%
2007	418,332	20.07	to	20.74	8,593,797	0.78%	0.13%	to	0.61%	1.52%	to	2.02%
2006	446,577	19.77	to	20.33	9,006,506	0.94%	0.15%	to	0.58%	14.28%	to	14.85%
Strategic Growth Fund (27)
2010	586,351	9.23	to	9.69	5,599,785	0.43%	0.14%	to	0.59%	8.94%	to	9.48%
2009	658,918	8.48	to	8.85	5,758,708	0.45%	0.14%	to	0.58%	45.35%	to	46.07%
2008	798,363	5.83	to	6.06	4,782,102	0.12%	0.14%	to	0.56%	-42.71%	to	-42.42%
2007	926,981	10.18	to	10.52	9,651,369	0.20%	0.14%	to	0.54%	8.33%	to	8.87%
2006	894,694	9.40	to	9.66	8,569,671	0.13%	0.15%	to	0.52%	6.80%	to	7.33%
Structured Small Cap Equity Fund (28)
2010	71,226	13.89	to	14.56	1,027,818	0.56%	0.00%	to	0.70%	28.01%	to	28.64%
2009	77,798	10.85	to	11.32	873,099	1.29%	0.00%	to	0.63%	25.91%	to	26.53%
2008	80,198	8.62	to	8.95	711,123	0.68%	0.00%	to	0.68%	-35.26%	to	-34.94%
2007	78,343	13.31	to	13.75	1,068,562	0.53%	0.01%	to	0.61%	-17.85%	to	-17.44%
2006	40,155	16.20	to	16.66	664,314	0.89%	0.01%	to	0.59%	10.45%	to	11.00%
Janus Aspen Series
Balanced Portfolio (Service Shares)
2010	451,463	14.29	to	14.99	6,688,328	2.64%	0.03%	to	0.63%	6.37%	to	6.89%
2009	420,209	13.43	to	14.02	5,837,881	2.74%	0.01%	to	0.61%	23.54%	to	24.15%
2008	340,235	10.87	to	11.29	3,810,259	2.48%	0.02%	to	0.66%	-17.43%	to	-17.02%
2007	305,057	13.17	to	13.61	4,120,524	2.33%	0.02%	to	0.66%	8.49%	to	9.03%
2006	261,717	12.14	to	12.48	3,248,621	2.04%	0.03%	to	0.70%	8.63%	to	9.16%

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2010

	At December 31					For the Period Ended December 31
	Units	Unit Fair Value			Net Assets	Investment Income Ratio *	Expense Ratio ** Lowest to Highest			Total Return *** Lowest to Highest
Janus Aspen Series, Continued
Enterprise Portfolio (Service Shares) (29)
2010	64,626	$12.19	to	$12.78	$815,807	0.00%	0.15%	to	0.73%	23.48%	to	24.09%
2009	94,816	9.87	to	10.30	967,988	0.00%	0.12%	to	0.77%	42.10%	to	42.80%
2008	108,564	6.94	to	7.21	776,604	0.06%	0.14%	to	0.75%	-44.77%	to	-44.50%
2007	102,954	12.57	to	13.00	1,326,270	0.07%	0.19%	to	0.66%	19.76%	to	20.35%
2006	102,497	10.50	to	10.80	1,098,066	0.00%	0.17%	to	0.69%	11.47%	to	12.02%
Forty Portfolio (Institutional Shares)
2010	1,603,520	8.04	to	8.48	13,373,417	0.36%	0.18%	to	0.55%	5.02%	to	5.54%
2009	1,773,814	7.66	to	8.04	14,040,646	0.04%	0.18%	to	0.53%	43.96%	to	44.67%
2008	1,866,727	5.32	to	5.56	10,226,209	0.14%	0.19%	to	0.55%	-45.06%	to	-44.79%
2007	2,017,263	9.68	to	10.06	20,047,307	0.35%	0.19%	to	0.53%	34.76%	to	35.43%
2006	2,167,101	7.19	to	7.43	15,926,360	0.36%	0.20%	to	0.52%	7.57%	to	8.11%
PIMCO Variable Insurance Trust – Administrative Class Shares
VIT Foreign Bond Portfolio (US Dollar-Hedged)
2010	292,186	15.29	to	16.12	4,640,596	1.85%	0.11%	to	0.60%	6.76%	to	7.28%
2009	280,873	14.32	to	15.03	4,168,717	3.38%	0.11%	to	0.62%	13.72%	to	14.28%
2008	306,757	12.59	to	13.15	3,986,428	3.10%	0.12%	to	0.57%	-3.98%	to	-3.51%
2007	428,932	13.12	to	13.63	5,776,597	3.36%	0.13%	to	0.55%	1.93%	to	2.44%
2006	401,737	12.87	to	13.30	5,290,925	3.26%	0.13%	to	0.54%	0.53%	to	1.03%
VIT Low Duration Portfolio
2010	436,840	14.36	to	15.14	6,513,020	1.62%	0.13%	to	0.58%	3.61%	to	4.11%
2009	461,527	13.86	to	14.54	6,617,274	3.55%	0.14%	to	0.56%	11.48%	to	12.03%
2008	489,029	12.43	to	12.98	6,267,684	4.11%	0.14%	to	0.52%	-2.04%	to	-1.55%
2007	621,919	12.69	to	13.19	8,096,252	4.75%	0.14%	to	0.53%	5.61%	to	6.13%
2006	613,062	12.02	to	12.43	7,534,145	4.19%	0.15%	to	0.50%	2.29%	to	2.79%
Principal Variable Contracts Funds, Inc – “PVC” Class 2 Shares – Equity Funds
Capital Appreciation Account (30)
2010	70,384	12.81	to	13.18	921,402	1.31%	0.05%	to	0.70%	13.25%	to	13.81%
2009	84,295	11.32	to	11.58	971,393	0.98%	0.04%	to	0.74%	27.44%	to	28.07%
2008	99,177	8.88	to	9.04	893,758	0.87%	0.01%	to	0.69%	-34.64%	to	-34.32%
2007	120,102	13.59	to	13.77	1,648,674	0.39%	0.00%	to	0.71%	6.69%	to	7.22%
2006	61,281	12.73	to	12.84	785,682	0.33%	0.03%	to	0.65%	9.94%	to	10.49%
Equity Income Account (31)
2010	516,430	14.78	to	15.50	7,893,196	2.97%	0.04%	to	0.68%	14.00%	to	14.56%
2009	586,784	12.96	to	13.53	7,842,987	5.13%	0.05%	to	0.68%	17.81%	to	18.39%
2008	684,891	11.00	to	11.43	7,741,831	2.33%	0.04%	to	0.68%	-35.19%	to	-34.87%
2007	898,705	16.98	to	17.55	15,625,479	0.72%	0.05%	to	0.63%	3.29%	to	3.80%
2006	817,632	16.44	to	16.91	13,711,694	1.45%	0.06%	to	0.57%	15.95%	to	16.52%
MidCap Blend Account (32)
2010	66,198	53.49	to	56.10	3,677,780	2.29%	0.05%	to	0.72%	21.82%	to	22.42%
2009	75,546	43.91	to	45.83	3,431,165	1.53%	0.06%	to	0.70%	3.57%	to	3.67%
2008	302,948	10.41	to	10.81	3,247,372	1.42%	0.06%	to	0.67%	-30.88%	to	-30.54%
2007	323,936	15.06	to	15.56	5,001,486	0.62%	0.08%	to	0.66%	-9.60%	to	-9.15%
2006	224,895	16.66	to	17.13	3,826,534	1.47%	0.13%	to	0.65%	14.67%	to	15.24%
SmallCap Growth Account II (33)
2010	139,926	8.33	to	8.73	1,210,972	0.00%	0.09%	to	0.76%	24.64%	to	25.25%
2009	153,683	6.68	to	6.97	1,062,234	0.00%	0.12%	to	0.73%	29.15%	to	29.79%
2008	170,133	5.17	to	5.37	906,217	0.00%	0.12%	to	0.71%	-42.21%	to	-41.93%
2007	184,584	8.95	to	9.25	1,694,254	0.00%	0.15%	to	0.65%	3.01%	to	3.52%
2006	196,230	8.69	to	8.94	1,741,611	0.00%	0.15%	to	0.67%	4.86%	to	5.37%

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2010

	At December 31					For the Period Ended December 31

	Units	Unit Fair Value			Net Assets	Investment Income Ratio *	Expense Ratio ** Lowest to Highest			Total Return *** Lowest to Highest

Principal Variable Contracts Funds, Inc – “PVC” – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios
SAM Balanced Portfolio (34)
2010	1,982,935	$15.45	to	$16.10	$31,534,723	3.42%	0.04%	to	0.62%	11.50%	to	12.05%
2009	2,233,884	13.86	to	14.37	31,771,045	3.79%	0.04%	to	0.58%	21.62%	to	22.22%
2008	2,465,805	11.39	to	11.76	28,745,985	3.97%	0.04%	to	0.61%	-27.62%	to	-27.26%
2007	2,805,014	15.74	to	16.16	45,029,809	2.28%	0.05%	to	0.62%	6.62%	to	7.15%
2006	2,683,512	14.76	to	15.08	40,259,389	1.90%	0.05%	to	0.61%	8.59%	to	9.12%
SAM Conservative Balanced Portfolio (35)
2010	437,859	14.82	to	15.44	6,688,843	4.19%	0.06%	to	0.66%	9.92%	to	10.46%
2009	447,119	13.48	to	13.98	6,195,328	2.92%	0.08%	to	0.65%	18.76%	to	19.35%
2008	517,838	11.35	to	11.71	6,013,932	3.93%	0.08%	to	0.61%	-20.72%	to	-20.33%
2007	517,186	14.32	to	14.70	7,549,714	3.12%	0.09%	to	0.62%	5.59%	to	6.11%
2006	468,038	13.56	to	13.85	6,448,993	2.48%	0.10%	to	0.65%	6.74%	to	7.27%
SAM Conservative Growth Portfolio (36)
2010	1,677,460	15.59	to	16.24	26,909,066	3.17%	0.05%	to	0.63%	13.06%	to	13.62%
2009	1,895,749	13.79	to	14.29	26,815,687	4.85%	0.06%	to	0.59%	23.32%	to	23.93%
2008	1,983,415	11.18	to	11.53	22,671,303	3.78%	0.07%	to	0.60%	-34.39%	to	-34.06%
2007	2,324,579	17.04	to	17.49	40,346,855	1.40%	0.09%	to	0.59%	7.26%	to	7.79%
2006	2,077,616	15.89	to	16.23	33,500,907	1.38%	0.10%	to	0.54%	10.13%	to	10.68%
SAM Flexible Income Portfolio (37)
2010	535,975	14.22	to	14.82	7,885,054	4.87%	0.00%	to	0.79%	8.47%	to	9.01%
2009	469,653	13.11	to	13.60	6,348,328	4.25%	0.00%	to	0.86%	17.69%	to	18.27%
2008	494,283	11.14	to	11.49	5,661,528	6.81%	0.00%	to	0.90%	-15.42%	to	-15.01%
2007	455,614	13.17	to	13.52	6,139,654	4.21%	0.01%	to	0.86%	4.13%	to	4.65%
2006	379,723	12.65	to	12.92	4,895,279	3.60%	0.01%	to	0.92%	4.89%	to	5.40%
SAM Strategic Growth Portfolio (38)
2010	1,239,562	15.72	to	16.38	20,090,308	2.31%	0.04%	to	0.58%	14.30%	to	14.86%
2009	1,258,170	13.75	to	14.26	17,773,338	3.47%	0.04%	to	0.58%	24.98%	to	25.60%
2008	1,308,258	11.00	to	11.35	14,732,586	3.59%	0.04%	to	0.60%	-38.58%	to	-38.27%
2007	1,394,689	17.91	to	18.39	25,483,840	0.94%	0.05%	to	0.61%	7.56%	to	8.09%
2006	1,358,333	16.66	to	17.01	22,988,692	0.88%	0.07%	to	0.59%	10.94%	to	11.49%

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2010

(1)	The Calvert Social Mid Cap Growth Portfolio changed its name to VP SRI Mid Cap Growth Portfolio, effective April 30, 2010.
(2)	Merged with Social Small Cap Growth Portfolio effective September 27, 2007.
(3)	The Dreyfus Developing Leaders Portfolio changed its names to Opportunistic Small Cap Portfolio, effective February 8, 2010.
(4)	Formerly named Scudder Variable Series I—changed in 2006
(5)	Formerly named Scudder Bond Portfolio—changed in 2006
(6)	Formerly named Scudder Global Discovery Portfolio—changed in 2006
(7)	Formerly named Scudder Growth and Income Portfolio—changed in 2006
(8)	Formerly named Scudder International Portfolio—changed in 2006
(9)	Formerly named Scudder Variable Series II—changed in 2006
(10)	Formerly named Scudder Government & Agency Securities Portfolio—changed in 2006
(11)	Formerly named Scudder High Income Portfolio—changed in 2006
(12)	Formerly named Scudder Money Market Portfolio, merged from DWS Variable Series I, effective November 3, 2006
(13)	Formerly named Scudder Small Cap Growth Portfolio—changed in 2006
(14)	The DWS Dreman High Return Equity, changed its name to Strategic Value VIP, effective June 1, 2009
(15)	For the period (commencement of operations): September 1, 2008 to December 31, 2008—Fidelity VIP Freedom 2005
(16)	For the period (commencement of operations): September 1, 2008 to December 31, 2008—Fidelity VIP Freedom 2010
(17)	For the period (commencement of operations): September 1, 2008 to December 31, 2008—Fidelity VIP Freedom 2015
(18)	For the period (commencement of operations): September 1, 2008 to December 31, 2008—Fidelity VIP Freedom 2020
(19)	For the period (commencement of operations): September 1, 2008 to December 31, 2008—Fidelity VIP Freedom 2025
(20)	For the period (commencement of operations): September 1, 2008 to December 31, 2008—Fidelity VIP Freedom 2030
(21)	For the period (commencement of operations): September 1, 2008 to December 31, 2008—Fidelity VIP Freedom Income
(22)	For the period (commencement of operations): September 1, 2008 to December 31, 2008—Fidelity VIP FundsManager 20%
(23)	For the period (commencement of operations): September 1, 2008 to December 31, 2008—Fidelity VIP FundsManager 50%
(24)	For the period (commencement of operations): September 1, 2008 to December 31, 2008—Fidelity VIP FundsManager 70%
(25)	For the period (commencement of operations): September 1, 2008 to December 31, 2008—Fidelity VIP FundsManager 85%
(26)	The Franklin Templeton Global Asset Allocation Fund Portfolio was liquidated, effective April 30, 2010.
(27)	The Goldman Sachs Capital Growth Fund changed its name to Strategic Growth Fund, effective April 30, 2010.
(28)	Formerly named Goldman Sachs CORE Small Cap Equity Fund—changed in 2006
(29)	The Janus Aspen Mid Cap Growth Portfolio changed its name to Enterprise Portfolio, effective May 1, 2009.
(30)	The PVC West Coast Equity Account (formerly named WM West Coast Equity Fund), changed its name to PVC Capital Appreciation Account, effective June 30, 2009.
(31)	The PVC Equity Income Account I (formerly named WM Equity Income Fund), changed its name to PVC Equity Income Account, effective May 17, 2008.
(32)	The PVC MidCap Stock Account (formerly named WM Mid Cap Stock Fund), changed its name to PVC MidCap Blend Account, effective October 23, 2009.
(33)	The PVC SmallCap Growth Account (formerly named WM Small Cap Growth Fund), changed its name to PVC Small Cap Growth Account II, effective May 17, 2008.
(34)	The WM Balanced Portfolio changed its name to PVC SAM Balanced Portfolio, effective January 5, 2007.
(35)	The WM Conservative Balanced Portfolio changed its name to PVC SAM Conservative Balanced Portfolio, effective January 5, 2007.
(36)	The WM Conservative Growth Portfolio changed its name to PVC SAM Conservative Growth Portfolio, effective January 5, 2007.
(37)	The WM Flexible Income Portfolio changed its name to PVC SAM Flexible Income Portfolio, effective January 5, 2007.
(38)	The WM Strategic Growth Portfolio changed its name to PVC SAM Strategic Growth Portfolio, effective January 5, 2007.

*These amounts represent the annualized dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract holder accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

**These amounts represent the annualized contract expenses of the Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract holder accounts through the redemption of units and expenses of the underlying fund have been excluded.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2010

***These amounts represent the total return for the period indicated, including changes in value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual policy total returns are not within the ranges presented.

7.	Fair Value Measurement

Assets and liabilities recorded at fair value in the Account balance sheet are measured and classified in a hierarchy for disclosure purposes consisting of three “levels” based on the observability of inputs available in the marketplace used to measure the fair values as discussed below. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Account’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgments. In making the assessment, the Account considers factors specific to the asset or liability.

Level 1—Fair value measurements that are quoted prices (unadjusted) in active markets that the Account has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Account does not adjust the quoted price for such instruments. Assets and liabilities measured at fair value on a recurring basis and classified as Level 1 include government and agency securities, actively traded listed common stocks and derivative contracts, most separate account assets and most mutual funds.

Level 2—Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liability in active markets, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals. Assets and liabilities measured at fair value on a recurring basis and classified as Level 2 generally include certain government securities, most investment-grade and high-yield corporate bonds, certain asset backed securities, certain listed equities, state, municipal and provincial obligations, hybrid securities, and derivative contracts.

Level 3—Fair value measurements based on valuation techniques that use significant inputs that are unobservable. These measurements include circumstances in which there is little, if any, market activity for the asset or liability. Assets and liabilities measured at fair value on a recurring basis and classified as Level 3 principally include fixed maturities.

Determination of Fair Values

The valuation methodologies used to determine the fair value of the Account assets as of December 31, 2010 under the guidance reflect market-participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The Account determines the fair value of their financial assets based on quoted market prices. All of the assets listed below are actively-traded, open-ended mutual funds which are valued at the net asset value of the respective underlying portfolios and classified as Level 1. There are no restrictions on purchases or sales of these open-ended mutual funds. As all

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2010

assets of the Account are classified as Level 1, no reconciliation of Level 3 assets and change in unrealized gains (losses) for Level 3 assets still held as of December 31, 2010, is presented.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2010

The following table presents the Account’s hierarchy for its assets measured at fair value on a recurring basis as of December 31, 2010:

	Total	Quoted Prices in Active Markets for Identical Assets Level 1	Significant Observable Inputs Level 2	Significant Unobservable Inputs Level 3

Assets
Calvert Variable Series, Inc.
VP SRI Mid Cap Growth Portfolio (1)	$360,402	$360,402	$-	$-
Dreyfus Variable Investment Fund – Service Class Shares
Opportunistic Small Cap Portfolio (2)	2,140,261	2,140,261	-	-
Quality Bond Portfolio	1,624,696	1,624,696	-	-
Dreyfus Socially Responsible Growth Fund, Inc. – Service Class Shares
Socially Responsible Growth Fund	161,416	161,416	-	-
DWS Variable Series I – Class A Shares
Bond VIP	6,910,068	6,910,068	-	-
Global Opportunities VIP	5,834,996	5,834,996	-	-
Growth & Income VIP	3,058,200	3,058,200	-	-
International VIP	6,083,215	6,083,215	-	-
DWS Variable Series II – Class A Shares
Government & Agency Securities VIP	4,449,180	4,449,180	-	-
High Income VIP	4,992,903	4,992,903	-	-
Money Market VIP	2,373,308	2,373,308	-	-
Small Cap Growth VIP	361,642	361,642	-	-
Strategic Value VIP	13,312,068	13,312,068	-	-
Fidelity Variable Insurance Products (“VIP”) Funds – Service Class Shares
VIP Growth Portfolio	7,611,675	7,611,675	-	-
VIP Index 500 Portfolio	8,175,414	8,175,414	-	-
VIP Mid Cap Portfolio	8,024,152	8,024,152	-	-
Fidelity VIP Freedom Funds – Service Class 2 Shares
VIP Freedom 2005 Portfolio	71,970	71,970	-	-
VIP Freedom 2010 Portfolio	201,588	201,588	-	-
VIP Freedom 2015 Portfolio	507,010	507,010	-	-
VIP Freedom 2020 Portfolio	697,274	697,274	-	-
VIP Freedom 2025 Portfolio	399,341	399,341	-	-
VIP Freedom 2030 Portfolio	193,656	193,656	-	-
VIP Freedom Income Portfolio	52,029	52,029	-	-
Fidelity VIP FundsManager Portfolios – Service Class 2 Shares
VIP FundsManager 20% Portfolio	320,399	320,399	-	-
VIP FundsManager 50% Portfolio	496,997	496,997	-	-
VIP FundsManager 70% Portfolio	1,739,387	1,739,387	-	-
VIP FundsManager 85% Portfolio	1,018,679	1,018,679	-	-
Franklin Templeton Variable Insurance Products Trust – Class 2 Shares
Developing Markets Securities Fund	4,020,919	4,020,919	-	-
Global Asset Allocation Fund (3)	-	-	-	-
Small – Mid Cap Growth Securities Fund	2,693,198	2,693,198	-	-
Small Cap Value Securities Fund	1,757,146	1,757,146	-	-
Goldman Sachs Variable Insurance Trust – Institutional Class Shares
Strategic Growth Fund (4)	5,605,933	5,605,933	-	-
Mid Cap Value Fund	5,023,291	5,023,291	-	-
Structured Small Cap Equity Fund	1,028,905	1,028,905	-	-
Janus Aspen Series
Balanced Portfolio (Service Shares)	6,695,473	6,695,473	-	-
Enterprise Portfolio (Service Shares)	816,692	816,692	-	-
Forty Portfolio (Institutional Shares)	13,388,249	13,388,249	-	-
PIMCO Variable Insurance Trust – Administrative Class Shares
VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)	4,645,473	4,645,473	-	-
VIT Low Duration Portfolio	6,520,237	6,520,237	-	-
Principal Variable Contracts (“PVC”) Funds, Inc – Class 2 Shares – Equity Funds
Capital Appreciation Account	922,386	922,386	-	-
Equity Income Account	7,901,832	7,901,832	-	-
MidCap Blend Account	3,681,593	3,681,593	-	-
SmallCap Growth Account II	1,212,249	1,212,249	-	-
Principal Variable Contracts (“PVC”) Funds, Inc – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios
SAM Balanced Portfolio	31,569,357	31,569,357	-	-
SAM Conservative Balanced Portfolio	6,695,930	6,695,930	-	-
SAM Conservative Growth Portfolio	26,938,784	26,938,784	-	-
SAM Flexible Income Portfolio	7,893,263	7,893,263	-	-
SAM Strategic Growth Portfolio	20,111,206	20,111,206	-	-

	$240,294,042	$240,294,042	$-	$-

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2010

(1)	The Calvert Social Mid Cap Growth Portfolio changed its name to VP SRI Mid Cap Growth Portfolio, effective April 30, 2010.

(2)	The Dreyfus Developing Leaders Portfolio changed its name to Opportunistic Small Cap Portfolio, effective February 8, 2010.

(3)	The Franklin Templeton Global Asset Allocation Fund Portfolio was liquidated, effective April 30, 2010. Funds transferred to DWS Money Market VIP.

(4)	The Goldman Sachs Capital Growth Fund changed its name to Strategic Growth Fund, effective April 30, 2010.

8.	Subsequent Events:

The Account has evaluated the effects of events subsequent to December 31, 2010, and through the financial statements report date. All accounting and disclosure requirements related to subsequent events are included in our financial statements.

PART C

OTHER INFORMATION

Item 24.	Financial Statements and Exhibits

(a)	Financial Statements.

All required financial statements are included in Part B of this Registration Statement.

(b)	Exhibits.

(1)	Certified resolution of the Board of Directors of Farmers New World Life Insurance Company (the “Company”) authorizing establishment of Farmers Annuity Separate Account A (the “Separate Account”).[1]

(2)	Not applicable.

(3)	(a)	Distribution Agreement between Farmers New World Life Insurance Company and Investors Brokerage Services, Inc.[2]

	(b)	Investors Brokerage Services, Inc. Registered Representative Agreement.[2]

	(c)	Distribution Agreement between Farmers New World Life Insurance Company and Farmers Financial Solutions, LLC.[3]

	(d)	Farmers Financial Solutions, LLC Registered Representative Agreement.[3]

	(e)	Amended and Restated Distribution Agreement between Farmers New World Life Insurance Company and Farmers Financial Solutions, LLC.[11]

	(f)	Amended and Restated Distribution Agreement between Farmers New World Life Insurance Company and Farmers Financial Solutions, LLC.[14]

	(g)	First Amendment to the Amended and Restated Distribution Agreement between Farmers New World Life Insurance Company and Farmers Financial Solutions, LLC.[19]

(4)	(a)	Revised Form of Contract for the Individual Flexible Premium Variable Annuity.[2]

	(b)	Revised Guaranteed Minimum Death Benefit Rider.[2]

	(c)	Revised Guaranteed Retirement Income Benefit Rider.[2]

	(d)	Waiver of Surrender Charge Rider – Terminal Illness.[2]

	(e)	Waiver of Surrender Charge Rider – Nursing Care.[2]

	(f)	Savings Incentive Match Plan for Employees (SIMPLE) Individual Retirement Annuity Amendment Rider.[4,8]

	(g)	Individual Retirement Annuity Amendment Rider.[4,8]

	(h)	Roth Individual Retirement Annuity Endorsement.[4,8]

	(i)	Final Contract for the Individual Flexible Premium Variable Annuity.[9]

	(j)	Revised Variable Contract Facing Page (2004).[10]

(5)	(a)	Form of Application for the Individual Flexible Premium Variable Annuity.[2]

	(b)	Form of Variable Policy Application Supplement.[5]

	(c)	Revised Variable Policy Application Supplement.[4,6]

	(d)	Revised Variable Policy Application Supplement (2004) .[9]

	(e)	Revised Variable Policy Application Supplement (2007).[12]

	(f)	Variable Policy Application Supplement (May 2008).[15]

(6)	(a)	Articles of Incorporation of Farmers New World Life Insurance Company.[7]

	(b)	By-Laws of Farmers New World Life Insurance Company.[7]

	(c)	Amended Articles of Incorporation of Farmers New World Life Insurance Company.[13]

	(d)	Revised and Restated By-Laws of Farmers New World Life Insurance Company.[19]

	(e)	Revised and Restated By-Laws of Farmers New World Life Insurance Company (July 15, 2010).[20]

(7)	Not applicable.

(8)	(a)	Participation Agreement among Kemper Variable Series, Scudder Kemper Investments, Inc., Kemper Distributors, Inc. and Farmers New World Life Insurance Company.[5]

	(b)	Participation Agreement between Scudder Variable Life Investment Fund and Farmers New World Life Insurance Company.[5]

	(c)	Indemnification Agreement between Scudder Kemper Investments, Inc. and Farmers New World Life Insurance Company.[5]

	(d)	Participation Agreement (Institutional Shares) among Janus Aspen Series, Janus Capital Corporation and Farmers New World Life Insurance Company.[5]

	(e)	Participation Agreement among Farmers New World Life Insurance Company, PIMCO Variable Insurance Trust and PIMCO Funds Distributors LLC.[5]

	(f)	Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Farmers New World Life Insurance Company.[2]

	(g)	Consulting Services Agreement between McCamish Systems, LLC and Farmers New World Life Insurance Company.[2]

	(h)	Form of Master Administration Agreement between McCamish Systems, LLC and Farmers New World Life Insurance Company.[2]

	(i)	Amendment No. 1 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Farmers New World Life Insurance Company.[3]

	(j)	Amendment No. 2 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Farmers New World Life Insurance Company.[3]

	(k)	Amendment No. 1 to Participation Agreement among Farmers New World Life Insurance Company, PIMCO Variable Insurance Trust and PIMCO Funds Distributors LLC.[3]

	(l)	Amendment No. 1 to Participation Agreement between Scudder Variable Life Investment Fund and Farmers New World Life Insurance Company.[3]

	(m)	Participation Agreement among Calvert Variable Series, Inc., Calvert Distributors, Inc. and Farmers New World Life Insurance Company.[3]

	(n)	Participation Agreement between Dreyfus Variable Investment Fund and the Dreyfus Socially Responsible Growth Fund, Inc., and Farmers New World Life Insurance Company.[3]

	(o)	Participation Agreement among Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co. and Farmers New World Life Insurance Company.[3]

	(p)	Participation Agreement (Service Shares) among Janus Aspen Series, Janus Capital Corporation and Farmers New World Life Insurance Company.[3]

	(q)	Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation and Farmers New World Life Insurance Company.[3]

(r)	Participation Agreement among WM Variable Trust, WM Funds Distributor, Inc. and Farmers New World Life Insurance Company.[3]

(s)	Amendment No. 1 to Participation Agreement among WM Variable Trust, WM Funds Distributor, Inc. and Farmers New World Life Insurance Company.[6]

(t)	Master Administration Agreement between McCamish Systems, LLC and Farmers New World Life Insurance Company dated as of April 1, 2001. [6]

(u)	Amendment No. 2 to Participation Agreement among WM Variable Trust, WM Funds Distributor, Inc. and Farmers New World Life Insurance Company.[4]

(v)	Form of Amendment No. 4 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Farmers New World Life Insurance Company.[10]

(w)	Form of Rule 22c-2 Shareholder Information Agreement.[12]

(x)	Supplement to Participation Agreement among DWS Variable Series II, Deutsche Investment Management Americas, Inc., DWS Scudder Distributors, Inc. and Farmers New World Life Insurance Company.[12]

(y)	Letter of Understanding and Extension of WM Participation Agreement, among Principal Funds Distributor, Inc., and Farmers New World Life Insurance Company, dated as of January 5, 2007.[12]

(z)

Amendment to the Participation Agreement among Variable Insurance Products Funds, Variable Insurance Products Fund II, Variable Insurance Product Fund III, Variable Insurance Product Fund IV and Variable Insurance Product Fund V, Fidelity Distributors Corporation, and Farmers New World Life Insurance Company.[15]

(aa)	Amendment No. 3 to the Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., and Farmers New World Life Insurance Company.[15]

(bb)	Amendment to the Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., and Farmers New World Life Insurance Company.[15]

(cc)	Participation Agreement among Principal Funds Distributors, Inc. and Farmers New World Life Insurance Company.[16]

(dd)

Amendment No. 3 to the Participation Agreement among Deutsche Investment Management Americas, Inc., DWS Variable Series I (formerly Kemper Variable Series), DWS Scudder Distributors, Inc. and Farmers New World Life Insurance Company.[16]

(ee)

Amendment No. 2 to the Participation Agreement among Deutsche Investment Management Americas, Inc., DWS Variable Series II, DWS Scudder Distributors, Inc. and Farmers New World Life Insurance Company.[16]

(ff)

Amendment No. 2 to the Participation Agreement among Variable Insurance Products Funds, Variable Insurance Products Fund II, Variable Insurance Product Fund III, Variable Insurance Product Fund IV and Variable Insurance Product Fund V, Fidelity Distributors Corporation, and Farmers New World Life Insurance Company.[16]

(gg)	Amendment No. 6 to the Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., and Farmers New World Life Insurance Company.[16]

(hh)	Amendment No. 1 to the Participation Agreement among Janus Aspen Series (Institutional Shares), Janus Capital Corporation and Farmers New World Life Insurance Company.[16]

(ii)	Amendment No. 1 to the Participation Agreement among Janus Aspen Series (Service Shares), Janus Capital Corporation and Farmers New World Life Insurance Company.[16]

(jj)	Amendment No. 2 to the Participation Agreement among PIMCO Variable Insurance Trust, PIMCO Funds Distributors LLC, and Farmers New World Life Insurance Company.[1][6]

(kk)	First Amendment to Participation Agreement among Principal Funds Distributors, Inc. and Farmers New World Life Insurance Company.[18]

(ll)

Novation of and Amendment to Participation Agreement among Allianz Global Investors Distributors LLC (AGID), PIMCO Investments LLC (PI), PIMCO Variable Insurance Trust and Farmers New World Life Insurance Company (March 10, 2011).[20]

(mm)

Supplement to Participation Agreement Dated March 10, 2000 among DWS Variable Series II (DWSVS II), Deutsche Investment Management Americas Inc., DWS Investments Distributors, Inc. and Farmers New World Life Insurance Company.[20]

(9)	Opinion and Consent of Patrick J. Carty, Esquire.[21]

(10)	(a) Consent of PricewaterhouseCoopers LLP.[21]

(b) Consent of Deloitte & Touche LLP.[8]

(11)	Not applicable.

(12)	Not applicable.

(13)	Schedule of Performance Computations.[3,5]

(14)	Not applicable.

(15)	Powers of Attorney.[1,3,4,9,11,14,20,21]

[1]	Incorporated herein by reference to the initial registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on August 13, 1999 (File Nos. 333-85183 and 811-09547).

Exhibit (1)	Certified resolution of the Board of Directors of Farmers New World Life Insurance Company (the “Company”) authorizing establishment of Farmers Annuity Separate Account A (the “Separate Account”).
Exhibit (15)	Powers of Attorney.

[2]

Incorporated herein by reference to Pre-Effective Amendment No. 1 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on November 15, 1999 (File Nos. 333-85183 and 811-09547).

Exhibit (3) (a)	Distribution Agreement between Farmers New World Life Insurance Company and Investors Brokerage Services, Inc.

Exhibit (3) (b)	Investors Brokerage Services, Inc. Registered Representative Agreement.

Exhibit (4) (a)	Revised Form of Contract for the Individual Flexible Premium Variable Annuity.

Exhibit (4) (b)	Revised Guaranteed Minimum Death Benefit Rider.

Exhibit (4) (c)	Revised Guaranteed Retirement Income Benefit Rider.

Exhibit (4) (d)	Waiver of Surrender Charge Rider – Terminal Illness.

Exhibit (4) (e)	Waiver of Surrender Charge Rider – Nursing Care.

Exhibit (5) (a)	Form of Application for the Individual Flexible Premium Variable Annuity.

Exhibit (8) (f)	Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Farmers New World Life Insurance Company.

Exhibit (8) (g)	Consulting Services Agreement between McCamish Systems, LLC and Farmers New World Life Insurance Company.

Exhibit (8) (h)	Form of Master Administration Agreement between McCamish Systems, LLC and Farmers New World Life Insurance Company.

[3]

Incorporated herein by reference to Post-Effective Amendment No. 2 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 27, 2001 (File Nos. 333-85183 and 811-09547).

Exhibit (3) (c)	Distribution Agreement between Farmers New World Life Insurance Company and Farmers Financial Solutions, LLC.

Exhibit (3) (d)	Farmers Financial Solutions, LLC Registered Representative Agreement.

Exhibit (8) (i)	Amendment No. 1 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Farmers New World Life Insurance Company.

Exhibit (8) (j)	Amendment No. 2 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Farmers New World Life Insurance Company.

Exhibit (8) (k)	Amendment No. 1 to Participation Agreement among Farmers New World Life Insurance Company, PIMCO Variable Insurance Trust and PIMCO Funds Distributors LLC.

Exhibit (8) (l)	Amendment No. 1 to Participation Agreement between Scudder Variable Life Investment Fund and Farmers New World Life Insurance Company.

Exhibit (8) (m)	Participation Agreement among Calvert Variable Series, Inc., Calvert Distributors, Inc. and Farmers New World Life Insurance Company.

Exhibit (8) (n)	Participation Agreement between Dreyfus Variable Investment Fund and the Dreyfus Socially Responsible Growth Fund, Inc. and Farmers New World Life Insurance Company.

Exhibit (8) (o)	Participation Agreement among Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co. and Farmers New World Life Insurance Company.

Exhibit (8) (p)	Participation Agreement (Service Shares) among Janus Aspen Series, Janus Capital Corporation and Farmers New World Life Insurance Company.

Exhibit (8) (q)	Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation and Farmers New World Life Insurance Company.

Exhibit (8) (r)	Participation Agreement among WM Variable Trust, WM Funds Distributor, Inc. and Farmers New World Life Insurance Company.

Exhibit (13)	Schedule of Performance Computations.

Exhibit (15)	Powers of Attorney.

[4]

Incorporated herein by reference to Post-Effective Amendment No. 4 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on August 27, 2002 (File Nos. 333-85183 and 811-09547).

Exhibit (4) (f)	Savings Incentive Match Plan for Employees (SIMPLE) Individual Retirement Annuity Amendment Rider.

Exhibit (4) (g)	Individual Retirement Annuity Amendment Rider.

Exhibit (4) (h)	Roth Individual Retirement Annuity Endorsement.

Exhibit (5) (c)	Revised Variable Policy Application Supplement.

Exhibit (8) (u)	Amendment No. 2 to Participation Agreement among WM Variable Trust, WM Funds Distributor, Inc. and Farmers New World Life Insurance Company.

Exhibit (15)	Powers of Attorney.

[5]

Incorporated herein by reference to Post-Effective Amendment No. 1 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 21, 2000 (File Nos. 333-85183 and 811-09547).

Exhibit (5) (b)	Form of Variable Policy Application Supplement.

Exhibit (8) (a)	Participation Agreement among Kemper Variable Series, Scudder Kemper Investments, Inc., Kemper Distributors, Inc. and Farmers New World Life Insurance Company.

Exhibit (8) (b)	Participation Agreement between Scudder Variable Life Investment Fund and Farmers New World Life Insurance Company.

Exhibit (8) (c)	Indemnification Agreement between Scudder Kemper Investments, Inc. and Farmers New World Life Insurance Company.

Exhibit (8) (d)	Participation Agreement (Institutional Shares) among Janus Aspen Series, Janus Capital Corporation and Farmers New World Life Insurance Company.

Exhibit (8) (e)	Participation Agreement among Farmers New World Life Insurance Company, PIMCO Variable Insurance Trust and PIMCO Funds Distributors LLC.

Exhibit (13)	Schedule of Performance Computations.

[6]

Incorporated herein by reference to Post-Effective Amendment No. 3 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 26, 2002 (File Nos. 333-85183 and 811-09547).

Exhibit (5) (c)	Revised Variable Policy Application Supplement.

Exhibit (8) (s)	Amendment No. 1 to Participation Agreement among WM Variable Trust, WM Funds Distributor, Inc. and Farmers New World Life Insurance Company.

Exhibit (8) (t)	Master Administration Agreement between McCamish Systems, LLC and Farmers New World Life Insurance Company dated as of April 1, 2001.

[7]

Incorporated herein by reference to the initial registration statement on Form S-6 for Farmers Variable Life Separate Account A filed with the SEC on April 28, 2003 (File Nos. 333-85183 and 811-09547).

Exhibit (8) (a)	Articles of Incorporation of Farmers New World Life Insurance Company.

Exhibit (8) (b)	By-Laws of Farmers New World Life Insurance Company.

[8]

Incorporated herein by reference to Post-Effective Amendment No. 5 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 28, 2003 (File Nos. 333-85183 and 811-09547).

Exhibit (4) (f)	Savings Incentive Match Plan for Employees (SIMPLE) Individual Retirement Annuity Amendment Rider.

Exhibit (4) (g)	Individual Retirement Annuity Amendment Rider.

Exhibit (4) (h)	Roth Individual Retirement Annuity Endorsement.

Exhibit (10) (b)	Consent of Deloitte & Touche LLP.

[9]

Incorporated herein by reference to Post-Effective Amendment No. 6 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 27, 2004 (File Nos. 333-85183 and 811-09547).

Exhibit (4) (i)	Final Contract for the Individual Flexible Premium Variable Annuity.

Exhibit (5) (d)	Revised Variable Policy Application Supplement (2004).

Exhibit (15)	Powers of Attorney.

[10]

Incorporated herein by reference to Post-Effective Amendment No. 7 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 28, 2005 (File Nos. 333-85183 and 811-09547).

Exhibit (4) (j)	Revised Variable Contract Facing Page (2004).

Exhibit (8) (v)	Form of Amendment No. 4 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Farmers New World Life Insurance Company.

[11]

Incorporated herein by reference to Post-Effective Amendment No. 8 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 26, 2006 (File Nos. 333-85183 and 811-09547).

Exhibit (3) (e)	Amended and Restated Distribution Agreement between Farmers New World Life Insurance Company and Farmers Financial Solutions, LLC.

Exhibit (15)	Powers of Attorney.

[12]

Incorporated herein by reference to Post-Effective Amendment No. 9 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 25, 2007 (File Nos. 333-85183 and 811-09547).

Exhibit (5) (e)	Revised Variable Policy Application Supplement (2007).

Exhibit (8) (w)	Form of Rule 22c-2 Shareholder Information Agreement.

Exhibit (8) (x)	Supplement to Participation Agreement among DWS Variable Series II, Deutsche Investment Management Americas, Inc., DWS Scudder Distributors, Inc. and Farmers New World Life Insurance Company.

Exhibit (8) (y)	Letter of Understanding and Extension of WM Participation Agreement, among Principal Funds Distributor, Inc., and Farmers New World Life Insurance Company, dated as of January 5, 2007.

[13]

Incorporated herein by reference to the initial registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on March 4, 2008 (File Nos. 333-149540 and 811-09507).

Exhibit (6) (c)	Amended Articles of Incorporation of Farmers New World Life Insurance Company.

[14]

Incorporated herein by reference to Post-Effective Amendment No. 10 on Form N-4 for Farmers Variable Annuity Separate Account A filed with the SEC on April 29, 2008 (File Nos. 333-85183 and 811-09547).

Exhibit (3) (f)	Amended and Restated Distribution Agreement between Farmers New World Life Insurance Company and Farmers Financial Solutions, LLC.

Exhibit (15)	Powers of Attorney.

[15]

Incorporated herein by reference to the Pre-Effective Amendment No. 1 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on August 8, 2008 (File Nos. 333-149540 and 811-09507).

Exhibit (5) (f)	Variable Policy Application Supplement (May 2008).

Exhibit (8) (z)	Amendment to the Participation Agreement among Variable Insurance Products Funds, Variable Insurance Products Fund II, Variable Insurance Product Fund III, Variable Insurance Product Fund IV and Variable Insurance Product Fund V, Fidelity Distributors Corporation, and Farmers New World Life Insurance Company.

Exhibit (8) (aa)	Amendment No. 3 to the Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., and Farmers New World Life Insurance Company.

Exhibit (8) (bb)	Amendment to the Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., and Farmers New World Life Insurance Company.

[16]

Incorporated herein by reference to the Pre-Effective Amendment No. 2 to registration statement on Form N-6/A for Farmers Variable Life Separate Account A filed with the SEC on August 27, 2008 (File Nos. 333-149540 and 811-09507).

Exhibit (8) (cc)	Participation Agreement among Principal Funds Distributor, Inc. and Farmers New World Life Insurance Company.

Exhibit (8) (dd)	Amendment No. 3 to the Participation Agreement among Deutsche Investment Management Americas, Inc., DWS Variable Series I (formerly Kemper Variable Series), DWS Scudder Distributors, Inc. and Farmers New World Life Insurance Company.

Exhibit (8) (ee)	Amendment No. 2 to the Participation Agreement among Deutsche Investment Management Americas, Inc., DWS Variable Series II, DWS Scudder Distributors, Inc. and Farmers New World Life Insurance Company.

Exhibit (8) (ff)	Amendment No. 2 to the Participation Agreement among Variable Insurance Products Funds, Variable Insurance Products Fund II, Variable Insurance Product Fund III, Variable Insurance Product Fund IV and Variable Insurance Product Fund V, Fidelity Distributors Corporation, and Farmers New World Life Insurance Company.

Exhibit (8) (gg)	Amendment No. 6 to the Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., and Farmers New World Life Insurance Company.

Exhibit (8) (hh)	Amendment No. 1 to the Participation Agreement among Janus Aspen Series (Institutional Shares), Janus Capital Corporation and Farmers New World Life Insurance Company.

Exhibit (8) (ii)	Amendment No. 1 to the Participation Agreement among Janus Aspen Series (Service Shares), Janus Capital Corporation and Farmers New World Life Insurance Company.

Exhibit (8) (jj)	Amendment No. 2 to the Participation Agreement among PIMCO Variable Insurance Trust, PIMCO Funds Distributors LLC, and Farmers New World Life Insurance Company.

[17]

Incorporated herein by reference to Post-Effective Amendment No. 12 on Form N-4 for Farmers Variable Annuity Separate Account A filed with the SEC on April 24, 2009 (File Nos. 333-85183 and 811-09547).

Exhibit (9)	Opinion and Consent of Brian F. Kreger, Esquire.

Exhibit (10) (a)	Consent of PricewaterhouseCoopers LLP.

[18]	Incorporated by reference to Post Effective Amendment No. 13 on form N-4 for Farmers Variable Annuity Separate Account A filed with the SEC on October 22, 2009 (File Nos. 333-85183 and 811-09547).

Exhibit (9)	Opinion and Consent of Brian F. Kreger, Esquire.

Exhibit (kk)	First Amendment to the Participation Agreement among Principal Funds Distributors, Inc. and Farmers New World Life Insurance Company.

[19]

Incorporated herein by reference to Post-Effective Amendment No. 2 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 30, 2010 (File Nos. 333-149540 and 811-09507).

Exhibit (c) (4)	First Amendment to the Amended and Restated Distribution Agreement between Farmers New World Life Insurance Company and Farmers Financial Solutions, LLC.

Exhibit (f) (4)	Revised and Restated By-laws of Farmers New World Life Insurance Company.

[20]

Incorporated herein by reference to Post-Effective Amendment No. 14 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 29, 2011 (File Nos. 333-149540 and 811-09507).

Exhibit (f) (5)	Revised and Restated By-Laws of Farmers New World Life Insurance Company (July 15, 2010).

Exhibit (h) (31)

Novation of and Amendment to Participation Agreement among Allianz Global Investors Distributors LLC (AGID), PIMCO Investments LLC (PI), PIMCO Variable Insurance Trust and Farmers New World Life Insurance Company (March 10, 2011).

Exhibit (h) (32)

Supplement to Participation Agreement Dated March 10, 2000 among DWS Variable Series II (“DWSVS II), Deutsche Investment Management Americas Inc, DWS Investments Distributors, Inc and Farmers New World Life Insurance Company.

21.	Filed herewith.

Item 25.	Directors and Officers of the Depositor

Name and Principal Business Address	Position and Office with Depositor
Paul N. Hopkins[1]	Chairman of the Board and Director
Jerry J. Carnahan[2]	President, Chief Executive Officer, and Director
Joachim Masur[7]	Director
David J. Dietz[8]	Director
Gary R. Severson[3]	Director
Stanley R. Smith[4]	Director
John F. Sullivan, Jr.[5]	Director
Katherine P. Cody[2]	Senior Vice President, Chief Financial Officer, and Director
Patrick J. Carty[2]	Corporate Secretary, Vice President, and General Counsel
David F. Pierce[2]	Chief Marketing Officer and Senior Vice President
Randall L. Cooper[2]	Vice President of Field Operations
James I. Randolph	Senior Vice President and Assistant Secretary
Leeann G. Badgett[2]	Assistant Treasurer
Michelle Douvia[2]	Assistant Vice President, Strategic Planning & Performance Management
Rion Groves[2]	Vice President of Life Marketing
Gerald A. Dulek[6]	Assistant Vice President
Patricia M. Evans[1]	Assistant Treasurer
Doren E. Hohl[1]	Assistant Secretary
Maragaret Giles[1]	Assistant Secretary
Paul F. Hott[2]	Assistant Vice President
Peter A. Klute[1]	Assistant Treasurer
Deborah M. Kusaka[2]	Assistant Treasurer
Scott Lindquist[1]	Assistant Treasurer
Edwin Burgos[1]	Assistant Secretary
Anthony J. Morris[1]	Assistant Treasurer
Harris Mortensen[2]	Assistant Vice President and Assistant Secretary
Dennis J. A. Nibbe[2]	Assistant Treasurer
John R. Patton[2]	Vice President and Assistant Secretary
Darlene Robertson[2]	Vice President and Chief Life Underwriter

Adam G. Morris serves as the Chief Compliance Officer for the Registrant.2

[1]	The principal business address is 4680 Wilshire Boulevard, Los Angeles, CA 90010.
[2]	The principal business address is 3003 77th Ave. SE, Mercer Island, WA 98040.
[3]	The principal business address is P.O. Box 1635, Gig Harbor, WA 98335.
[4]	The principal business address is 3150 Toulouse Circle, Thousand Oaks, CA 91362.
[5]	The principal business address is 725 9th Ave, Apt. 206, Seattle, WA 98104.
[6]	The principal business address is 30801 Agoura Road, Bldg. 1, Westlake Village, CA 91301.
[7]	The principal business address is Mythenquai 2, 8002 Zurich, Schweiz.
[8]	The principal business address is 105 East 17th Street, Second Floor, New York, NY 10003.

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant

Organizations Affiliated with Zurich U.S. Insurance Group

Company	Domicile	Ownership	%
Allied Zurich Holdings Limited	CI	Zurich Financial Services Ltd	100.00
Allied Zurich Limited UK	UK	Zurich Financial Services Ltd	100.00
American Guarantee and Liability Insurance Company	NY	Zurich American Insurance Company	100.00
American Zurich Insurance Company	IL	Steadfast Insurance Company	100.00
Assurance Company of America	NY	Maryland Casualty Company	100.00
BFP Securities LLC	DE	Benefit Finance Partners, LLC	100.00
Benefit Finance Partners, LLC	DE	Zurich Benefit Finance LLC	50.00
Centre Financial Services Holdings Limited	BDA	Centre Group Holdings Limited	100.00
Centre Group Holdings (U.S.) Limited	DE	Centre Solutions (Bermuda) Limited	100.00
Centre Group Holdings Limited	BDA	CMSH Limited	100.00
Centre Insurance Company	DE	Centre Solutions (U.S.) Limited	100.00
Centre Life Insurance Company	MA	Centre Solutions (U.S.) Limited	100.00
Centre Reinsurance (U.S.) Limited	BDA	Centre Group Holdings (U.S.) Limited	100.00
Centre Solutions (Bermuda) Limited	BDA	Centre Group Holdings Limited	100.00
Centre Solutions (U.S.) Limited	BDA	Centre Group Holdings (U.S.) Limited	100.00
CMSH Limited	BDA	Zurich Insurance Company Ltd	100.00
Colonial American Casualty & Surety Co.	MD	Fidelity & Deposit Company of Maryland	100.00
Crown Management Services Limited	DE	CMSH Limited	100.00
Delta Wetlands Property	IL	KLMLP 2, LLC	90.00
Delta Wetlands Property	IL	KLMLP 3, LLC	10.00
Disability Management Services, Inc.	CT	Centre Group Holdings (U.S.) Limited	40.00
Empire Fire & Marine Insurance Company	NE	Zurich American Insurance Company	100.00
Empire Indemnity Insurance Company	OK	Zurich American Insurance Company	100.00
Farmers Group, Inc.	NV	Zurich Insurance Company Ltd.	87.90
Farmers Group, Inc.	NV	Zurich Financial Services Ltd.	10.38
Farmers Group, Inc.	NV	Zurich RegCaps II, V and VI	1.73
Farmers New World Life Insurance Company	WA	Farmers Group, Inc.	100.00
Farmers Reinsurance Company	CA	Farmers Group, Inc.	100.00
Farmers Services Corporation	NV	Farmers Group, Inc.	100.00
Farmers Services, LLC	DE	ZFUS Services, LLC	100.00
Farmers Value Added, Inc.	NV	Farmers Group, Inc.	100.00
Fidelity & Deposit Company of Maryland	MD	Zurich American Insurance Company	100.00
F.I.G. Holding Company	CA	Fire Underwriters Association	70.00
F.I.G. Holding Company	CA	Truck Underwriters Association	30.00
FIG Leasing Company, Inc.	CA	Farmers Group, Inc.	95.20
FIG Leasing Company, Inc.	CA	Fire Underwriters Association	1.70

Company	Domicile	Ownership	%
FIG Leasing Company, Inc.	CA	Truck Underwriters Association	3.10
Fire Underwriters Association	CA	Farmers Group, Inc.	100.00
Zurich American Corporation	DE	Zurich Holding Company of America, Inc.	100.00
Zurich American Life Insurance Company	IL	Zurich American Corporation	100.00
KLMLP, L.P.	DE	Zurich American Corporation	75.00
KLMLP 2, LLC	DE	KLMLP, L.P.	100.00
KLMLP 3, LLC	DE	KLMLP 2, LLC	100.00
L&L Park 80 Investors LLC	DE	ZI Park 80 West LLC	100.00
Leschi Life Assurance Company	SC	Farmers New World Life Insurance Company	100.00
Maryland Casualty Company	MD	Zurich American Insurance Company	100.00
Maunalua Associates, Inc.	HI	Zurich American Corporation	100.00
MI Administrators, LLC	DE	FIG Leasing Company, Inc.	100.00
Northern Insurance Company of New York	NY	Maryland Casualty Company	100.00
Orange Stone Holdings	IRE	CMSH Limited	100.00
Orange Stone Reinsurance	IRE	Crown Management Services Limited	100.00
Prematic Service Corporation (CA)	CA	Farmers Group, Inc.	38.00
Prematic Service Corporation (CA)	CA	Fire Underwriters Association	9.00
Prematic Service Corporation (CA)	CA	Truck Underwriters Association	53.00
Prematic Service Corporation (NV)	NV	Prematic Service Corporation (CA)	100.00
South County Services Company, Inc.	NY	Sterling Forest LLC	100.00
Steadfast Insurance Company	DE	Zurich American Insurance Company	100.00
Steadfast Santa Clarita Holding LLC	DE	Steadfast Insurance Company	100.00
Sterling Forest LLC	DE	Zurich American Insurance Company	100.00
Truck Underwriters Association	CA	Farmers Group, Inc.	100.00
Universal Underwriters Acceptance Corporation	KS	Zurich Holding Company of America, Inc.	100.00
UUBVI, Limited	BVI	Universal Underwriters Service Corporation	99.99
Universal Underwriters Insurance Company	KS	Zurich American Insurance Company	100.00
Universal Underwriters Insurance Services, Inc.	MA	Zurich Holding Company of America, Inc.	100.00
Universal Underwriters Life Insurance Company	KS	Universal Underwriters Insurance Company	100.00
Universal Underwriters of Texas Insurance Company	TX	Universal Underwriters Insurance Company	100.00
Universal Underwriters Service Corporation	MO	Zurich Holding Company of America, Inc.	100.00
Vehicle Dealer Solutions, Inc.	FL	The Zurich Services Corporation	100.00
WVGRR Properties, LLC	DE	Farmers New World Life Insurance Company	100.00
ZFS Finance (USA) LLC IV	DE	Zurich Holding Company of America, Inc.	100.00
ZFS Finance (USA) LLC V	DE	Zurich Holding Company of America, Inc.	100.00
ZFS Finance (USA) LLC I	DE	Zurich Holding Company of America, Inc.	100.00
ZFS Finance (USA) LLC II	DE	Zurich Holding Company of America, Inc.	100.00
ZFS Finance (USA) LLC III	DE	Zurich Holding Company of America, Inc.	100.00
ZFUS Services, LLC	DE	Zurich Holding Company of America, Inc.	100.00
ZI Park 80 West LLC	DE	Zurich American Insurance Company	100.00
ZNA Services, LLC	DE	ZFUS Services, LLC	100.00
ZKS Real Estate Partners, LLC	DE	Zurich American Corporation	41.67
ZSFH LLC	DE	Zurich Holding Company of America, Inc.	100.00
Zurich Agency Services, Inc.	TX	Maryland Casualty Company	100.00
Zurich Alternative Asset Management, LLC	DE	Zurich Holding Company of America, Inc.	100.00
Zurich American Insurance Company	NY	Zurich Holding Company of America, Inc.	100.00
Zurich American Insurance Company of Illinois	IL	American Zurich Insurance Company	100.00
Zurich American Life Insurance Company of New	NY	Zurich American Life Insurance Company	100.00

Company	Domicile	Ownership	%
York
Zurich Benefit Finance LLC	DE	Zurich Holding Company of America, Inc.	100.00
Zurich CZI Management Holding Ltd.	DE	Zurich Global Investment Management Inc.	100.00
Zurich E&S Insurance Brokerage, Inc.	CA	Zurich American Insurance Company	100.00
Zurich Finance (USA), Inc.	DE	Zurich Holding Company of America. Inc.	100.00
Zurich Global Investment Management Inc.	DE	Zurich Holding Company of America, Inc.	100.00
Zurich Global, Ltd.	BDA	Zurich Holding Company of America, Inc.	100.00
Zurich Holding Company of America, Inc.	DE	Zurich Insurance Company Ltd	99.87
Zurich Holding Company of America, Inc.	DE	Crown Management Services Limited	0.13
Zurich Insurance Company Ltd	Switzerland	Zurich Financial Services Ltd	100.00
Zurich International (Bermuda) Ltd.	BDA	Zurich Insurance Company Ltd	100.00
Zurich Investment Management AG	Switzerland	Prematic Service Corporation (NV)	80.00
Zurich Investment Management AG	Switzerland	Zurich Financial Services Ltd	20.00
Zurich Realty, Inc.	MD	The Zurich Services Corporation	100.00
The Zurich Services Corporation	IL	Zurich Holding Company of America, Inc.	100.00
Zurich Warranty Solutions, Inc.	IL	American Zurich Insurance Company	100.00
Zurich Latin America Corporation	DE	The Zurich Services Corporation	100.00

Organizations Affiliated with Farmers New World Life Insurance Company

Company	Domicile	Ownership	%
20th Century Insurance Services, Inc.	NV	21st Century Insurance Group	100.00
21st Century Casualty Company	CA	21st Century Insurance Group	100.00
21st Century Insurance and Financial Services, Inc.	DE	Farmers Insurance Exchange	80.00
21st Century Insurance and Financial Services, Inc.	DE	Fire Insurance Exchange	10.00
21st Century Insurance and Financial Services, Inc.	DE	Truck Insurance Exchange	10.00
21st Century Insurance Company	CA	21st Century Insurance Group	100.00
21st Century Insurance Company of the Southwest	TX	21st Century Insurance Group	100.00
21st Century Insurance Group	DE	Farmers Insurance Exchange	80.00
21st Century Insurance Group	DE	Fire Insurance Exchange	10.00
21st Century Insurance Group	DE	Truck Insurance Exchange	10.00
50th State Risk Management Services, Inc.	HI	Hawaii Insurance Consultants, Ltd.	100.00
21st Century Advantage Insurance Company	MN	21st Century North America Insurance Company	100.00
21st Century Auto Insurance Company of New Jersey	NJ	21st Century Centennial Insurance Company	100.00
21st Century Centennial Insurance Company	PA	Farmers Insurance Exchange	80.00
21st Century Centennial Insurance Company	PA	Fire Insurance Exchange	10.00
21st Century Centennial Insurance Company	PA	Truck Insurance Exchange	10.00
21st Century Indemnity Insurance Company	PA	21st Century Premier Insurance Company	100.00
21st Century National Insurance Company, Inc.	NY	21st Century Security Insurance Company	100.00
21st Century Preferred Insurance Company	PA	21st Century Centennial Insurance Company	100.00
21st Century Premier Insurance Company	PA	21st Century Centennial Insurance Company	100.00
American Federation Insurance Company	MI	Foremost Insurance Company Grand Rapids, Michigan	100.00
21st Century North America Insurance Company	NY	Farmers Insurance Exchange	80.00
21st Century North America Insurance Company	NY	Fire Insurance Exchange	10.00
21st Century North America Insurance Company	NY	Truck Insurance Exchange	10.00
21st Century Superior Insurance Company.	CA	21st Century North America Insurance Company	100.00
21st Century Assurance Company	DE	Farmers Insurance Exchange	80.00

Company	Domicile	Ownership	%
21st Century Assurance Company	DE	Fire Insurance Exchange	10.00
21st Century Assurance Company	DE	Truck Insurance Exchange	10.00
21st Century Pinnacle Insurance Company	NJ	21st Century North America Insurance Company	100.00
21st Century Pacific Insurance Company	CO	Farmers Insurance Exchange	80.00
21st Century Pacific Insurance Company	CO	Fire Insurance Exchange	10.00
21st Century Pacific Insurance Company	CO	Truck Insurance Exchange	10.00
American Pacific Insurance Company, Inc.	HI	Farmers Insurance Hawaii, Inc.	100.00
APEX Adjustment Bureau, Inc.	FL	Bristol West Holdings, Inc.	100.00
Bayview Adjustment Bureau, Inc.	CA	Bristol West Holdings, Inc.	100.00
Bristol West Casualty Insurance Company	OH	Coast National Insurance Company	100.00
Bristol West Holdings, Inc.	DE	Farmers Insurance Exchange	42.00
Bristol West Holdings, Inc.	DE	Fire Insurance Exchange	3.75
Bristol West Holdings, Inc.	DE	Mid-Century Insurance Company	47.50
Bristol West Holdings, Inc.	DE	Truck Insurance Exchange	6.75
Bristol West Insurance Company	OH	Coast National Insurance Company	100.00
Bristol West Insurance Services of California, Inc.	CA	Bristol West Holdings, Inc.	100.00
Bristol West Insurance Services of Georgia, Inc.	GA	Bristol West Holdings, Inc.	100.00
Bristol West Insurance Services of Pennsylvania, Inc.	PA	Bristol West Holdings, Inc.	100.00
Bristol West Insurance Services of Texas, Inc.	TX	Bristol West Holdings, Inc.	100.00
Bristol West Insurance Services, Inc. of Florida	FL	Bristol West Holdings, Inc.	100.00
Bristol West Preferred Insurance Company	MI	Bristol West Holdings, Inc.	100.00
BWIS of Nevada, Inc.	NV	Bristol West Holdings, Inc.	100.00
Civic Property & Casualty Co.	CA	Fire Insurance Exchange	80.00
Civic Property & Casualty Co.	CA	Truck Insurance Exchange	20.00
Coast National General Agency, Inc.	TX	Bristol West Holdings, Inc.	100.00
Coast National Holding Company	CA	Bristol West Holdings, Inc.	100.00
Coast National Insurance Company	CA	Coast National Holding Company	100.00
Exact Property & Casualty Co.	CA	Fire Insurance Exchange	80.00
Exact Property & Casualty Co.	CA	Truck Insurance Exchange	20.00
Farmers Financial Solutions, LLC	NV	FFS Holding, LLC	100.00
Farmers Group, Inc.	NV	Zurich Insurance Company Ltd.	87.90
Farmers Group, Inc.	NV	Zurich Financial Services Ltd.	10.38
Farmers Group, Inc.	NV	Zurich RegCaps II, V and VI	1.73
Farmers Insurance Co. of Arizona	AZ	Farmers Insurance Exchange	70.00
Farmers Insurance Co. of Arizona	AZ	Truck Insurance Exchange	20.00
Farmers Insurance Co. of Arizona	AZ	Fire Insurance Exchange	10.00
Farmers Insurance Co. of Idaho	ID	Farmers Insurance Exchange	80.00
Farmers Insurance Co. of Idaho	ID	Truck Insurance Exchange	13.30
Farmers Insurance Co. of Idaho	ID	Fire Insurance Exchange	6.70
Farmers Insurance Co. of Oregon	OR	Farmers Insurance Exchange	80.00
Farmers Insurance Co. of Oregon	OR	Truck Insurance Exchange	20.00
Farmers Insurance Co. of Washington	WA	Fire Insurance Exchange	80.00
Farmers Insurance Co. of Washington	WA	Truck Insurance Exchange	20.00
Farmers Insurance Co., Inc.	KS	Farmers Insurance Exchange	90.00
Farmers Insurance Co., Inc.	KS	Fire Insurance Exchange	10.00
Farmers Insurance Exchange	CA	Interinsurance Exchange
Farmers Insurance Hawaii, Inc.	HI	Farmers Insurance Exchange	80.00
Farmers Insurance Hawaii, Inc.	HI	Fire Insurance Exchange	10.00

Company	Domicile	Ownership	%
Farmers Insurance Hawaii, Inc.	HI	Truck Insurance Exchange	10.00
Farmers Insurance of Columbus, Inc.	OH	Farmers Insurance Exchange	100.00
Farmers New Century Insurance Company	IL	Illinois Farmers Insurance Co.	100.00
Farmers Reinsurance Company	CA	Farmers Group, Inc.	100.00
Farmers Services Corporation	NV	Farmers Group, Inc.	100.00
Farmers Services Insurance Agency	CA	Truck Insurance Exchange	100.00
Farmers Texas County Mutual Insurance Company	TX	County Mutual Company
Farmers Value Added, Inc.	NV	Farmers Group, Inc.	100.00
FCOA, LLC	DE	Foremost Insurance Company Grand Rapids, MI	100.00
FFS Holding, LLC	NV	Mid Century Ins. Co.	100.00
F.I.G. Holding Company	CA	Fire Underwriters Association	70.00
F.I.G. Holding Company	CA	Truck Underwriters Association	30.00
FIG Leasing Company, Inc.	CA	Farmers Group, Inc.	95.20
FIG Leasing Company, Inc.	CA	Truck Underwriters Association	3.10
FIG Leasing Company, Inc.	CA	Fire Underwriters Association	1.70
Fire Insurance Exchange	CA	Interinsurance Exchange
Fire Underwriters Association	CA	Farmers Group, Inc.	100.00
Foremost Affiliated Insurance Services, Inc.	MI	FCOA, LLC	100.00
Foremost County Mutual Insurance Company	TX	County Mutual Company
Foremost Express Insurance Agency, Inc.	MI	FCOA, LLC	100.00
Foremost Financial Services Corporation	DE	FCOA, LLC	100.00
Foremost Home Services Corporation	MI	FCOA, LLC	100.00
Foremost Insurance Company Grand Rapids, Michigan	MI	Farmers Insurance Exchange	80.00
Foremost Insurance Company Grand Rapids, Michigan	MI	Fire Insurance Exchange	10.00
Foremost Insurance Company Grand Rapids, Michigan	MI	Truck Insurance Exchange	10.00
Foremost Lloyds of Texas	TX	Lloyds Company
Foremost Property and Casualty Insurance Company	MI	Foremost Insurance Company Grand Rapids, Michigan	100.00
Foremost Signature Insurance Company	MI	Foremost Insurance Company Grand Rapids, Michigan	100.00
GP, LLC	DE	Bristol West Holdings, Inc.	100.00
Hawaii Insurance Consultants, Ltd.	HI	Farmers Insurance Exchange	80.00
Hawaii Insurance Consultants, Ltd.	HI	Fire Insurance Exchange	10.00
Hawaii Insurance Consultants, Ltd.	HI	Truck Insurance Exchange	10.00
i21 Insurance Services	CA	21st Century Insurance Group	100.00
Illinois Farmers Insurance Co.	IL	Farmers Insurance Exchange	100.00
Insurance Data Systems, G.P.	FL	GP, LLC	0.10
Insurance Data Systems, G.P.	FL	Bristol West Holdings, Inc.	99.90
Knight Agency, Inc.	KY	Foremost Affiliated Insurance Services, Inc.	100.00
Leschi Life Assurance Company	SC	Farmers New World Life Insurance Company	100.00
MI Administrators, LLC	DE	FIG Leasing Company, Inc.	100.00
Mid Century Insurance Company	CA	Farmers Insurance Exchange	80.00
Mid Century Insurance Company	CA	Fire Insurance Exchange	12.50
Mid Century Insurance Company	CA	Truck Insurance Exchange	7.50
Mid Century Insurance Company of Texas	TX	Farmers Insurance Exchange	100.00
Neighborhood Spirit Property & Casualty Co.	CA	Fire Insurance Exchange	80.00
Neighborhood Spirit Property & Casualty Co.	CA	Truck Insurance Exchange	20.00

Company	Domicile	Ownership	%
21st Century Security Insurance Company	PA	Farmers Insurance Exchange	80.00
21st Century Security Insurance Company	PA	Fire Insurance Exchange	10.00
21st Century Security Insurance Company	PA	Truck Insurance Exchange	10.00
Pacific Way Insurance Agency, Inc.	WA	Foremost Affiliated Insurance Services, Inc.	100.00
Prematic Service Corporation	CA	Truck Underwriters Association	53.00
Prematic Service Corporation	CA	Farmers Group, Inc.	38.00
Prematic Service Corporation	CA	Fire Underwriters Association	9.00
Prematic Service Corporation	NV	Prematic Service Corporation (CA)	100.00
Security National Insurance Company	FL	Bristol West Holdings, Inc.	75.00
Security National Insurance Company	FL	Insurance Data Systems, G.P.	25.00
Sunrise Insurance Agency of Arizona, Inc.	AZ	Foremost Affiliated Insurance Services, Inc.	100.00
Sunrise Insurance Agency of Texas, Inc.	TX	Foremost Affiliated Insurance Services, Inc.	100.00
Sunrise Insurance Agency, Inc.	NV	Foremost Affiliated Insurance Services, Inc.	100.00
Texas Farmers Insurance Co.	TX	Farmers Insurance Exchange	86.30
Texas Farmers Insurance Co.	TX	Mid Century Ins. Co.	13.70
Truck Insurance Exchange	CA	Interinsurance Exchange
Truck Underwriters Association	CA	Farmers Group, Inc.	100.00
Veyond Pacific Technology, Inc.	HI	Veyond Pacific Technology Solutions, LLC	100.00
Veyond Pacific Technology Solutions, LLC	HI	Farmers Insurance Hawaii, Inc.	99.92
Veyond Pacific Technology Solutions, LLC	HI	American Pacific Insurance Company, Inc.	0.08
Veyond Technology Solutions, LLC	HI	Farmers Insurance Hawaii, Inc.	92.50
Veyond Technology Solutions, LLC	HI	American Pacific Insurance Company, Inc.	7.50
Veyond Technology, Inc.	HI	Veyond Technology Solutions, LLC	100.00
Western Star Underwriters, Inc.	TX	FCOA, Inc.	100.00

Zurich Financial Services conducts its primary insurance operations in the United States through two property/casualty groups, each operating INDEPENDENTLY with its own staff:

Zurich U.S. Insurance Group

Farmers Insurance Group

Item 27.	Number of Contract Owners

As of February 28, 2011, there were 3,327 Non-Qualified Contracts and 4,436 Qualified Contracts issued and in-force.

Item 28.	Indemnification

Under its By-Laws, Farmers, to the full extent permitted by the Washington Business Corporation Act, will indemnify any person who was or is a party to any proceeding by reason of the fact that he or she is or was a director of Farmers, as provided below.

By-Laws of Farmers New World Life Insurance Company (as amended July 15, 2010)

INDEMNIFICATION OF DIRECTORS, OFFICERS, AND EMPLOYEES

SECTION 58.                         Indemnification. (a) Each person who acts as a Director, Officer or employee of the Corporation shall be indemnified by the Corporation for all sums which he or she becomes obligated to pay (including counsel fees, expenses and court costs actually and necessarily incurred by him or her) in connection with any action, suit or proceeding in which he or she is made a party by reason of his being, or having been a Director, Officer, or employee of the Corporation, except in relation to matters as to which he or she shall be adjudged in such action, suit or proceeding to be liable for bad faith or misconduct in the performance of his or her duties as such Director, Officer or employee, and except any sum paid to the Corporation in settlement of an action, suit or proceeding based upon bad faith or misconduct in the performance of his or her duties.

(b) The right of indemnification in this article provided shall inure to each Director, Officer and employee of the Corporation, whether or not he or she is such Director, Officer or employee at the time he or she shall become obligated to pay such sums, and whether or not the claim asserted against him or her is based on matters which predate the adoption of this article; and in the event of his or her death shall extend to his or her legal representatives. Each person who shall act as a Director, Officer or employee of the Corporation shall be deemed to be doing so in reliance upon such right of indemnification; and such right shall not be deemed exclusive of any other right to which any such person may be entitled, under any By-Law, agreement, vote of stockholders, or otherwise.

(c) The Board of Directors of the Corporation, acting at a meeting at which a majority of the quorum is unaffected by self-interest (notwithstanding that other members of the quorum present but not voting may be so affected), shall determine the propriety and reasonableness of any indemnity claimed under this article, and such determination shall be final and conclusive. If, however, a majority of a quorum of the Board of Directors which is unaffected by self-interest and willing to act is not obtainable, the Board of Directors in its discretion may appoint from among the stockholders who are not Directors or Officers or employees of the Corporation, a committee of two (2) or more persons to consider and determine any such question, and the determination of such committee shall be final and conclusive.

RULE 484 UNDERTAKING

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.	Principal Underwriter

(a)	Farmers Financial Solutions, LLC is the registrant’s principal underwriter. It is also the principal underwriter for Farmers Variable Life Separate Account A.

(b)	Officers and Directors of Farmers Financial Solutions, LLC, and their addresses, are as follows:

Name and Principal Business Address	Positions and Offices with FFS
C. Paul Patsis [2]	Chairman of the Board
Donald K. Mealer [1]	President, Director
Thomas D. Brown[4]	Director
Jerry J. Carnahan[5]	Director
Donnell Reid[3]	Director
Joseph Conversino[1]	Assistant Vice President
Bardea C. Huppert[1]	Vice President and Chief Operating Officer
Steven K. Klein[1]	Vice President and Chief Compliance Officer
Steven A. Muramoto[1]	Treasurer and Chief Financial Officer
Doren E. Hohl[2]	Secretary

[1]	The principal business address is 30801 Agoura Road, Bldg. 1, Agoura Hills, California 91301.
[2]	The principal business address is 4680 Wilshire Boulevard, Los Angeles, California 90010.
[3]	The principal business address is 1281 Pinrun Dr., Ballwin, Missouri 63011.
[4]	The principal business address is 2525 E. Euclid, #214, Des Moines, IA 50317.
[5]	The principal business address is 3003 77th Ave. SE, Mercer Island, WA 98040.

(c)	Compensation from the Registrant. The following commissions and other compensation were received by the principal underwriter, directly or indirectly, from the Registrant during the Registrant’s last fiscal year:

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Compensation
Farmers Financial Solutions, LLC	N/A	N/A	$1,948,844	N/A

Item 30.	Location of Books and Records

All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder (including Rule 38a-1), are maintained by Farmers New World Life Insurance Company at 3003 – 77th Avenue, S.E., Mercer Island, WA 98040, at 2500 Farmers Way, Columbus, OH 43235, and by McCamish Systems, LLC Insurance Administrators at 6425 Powers Ferry Road, Atlanta, GA 30339.

Item 31.	Management Services

All management contracts are discussed in Part A or Part B of this registration statement.

Item 32.	Undertakings and Representations.

(a) The registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for as long as purchase payments under the contracts offered herein are being accepted.

(b) The registrant undertakes that it will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a statement of additional information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove and send to Farmers New World Life Insurance Company for a statement of additional information.

(c) The registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request to the Company at the address or phone number listed in the prospectus.

(d) The Company represents that in connection with its offering of the contracts as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, and that paragraphs numbered (1) through (4) of that letter will be complied with.

(e) The Company hereby represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Farmers Annuity Separate Account A certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 15 to its registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Mercer Island, and the State of Washington, on the 29th day of April, 2011.

FARMERS ANNUITY SEPARATE ACCOUNT A
(Registrant)
Attest:	/s/ Patrick J. Carty	By:	/s/ Katherine P. Cody
	Patrick J. Carty		Katherine P. Cody
	Vice President, Corporate Secretary and General Counsel Farmers New World Life Insurance Company		Senior Vice President and Chief Financial Officer Farmers New World Life Insurance Company
FARMERS NEW WORLD LIFE INSURANCE COMPANY
(Depositor)
Attest:	/s/ Patrick J. Carty	By:	/s/ Katherine P. Cody
	Patrick J. Carty		Katherine P. Cody
	Vice President, Corporate Secretary and General Counsel Farmers New World Life Insurance Company		Senior Vice President and Chief Financial Officer Farmers New World Life Insurance Company

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 15 to the registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title

*
Paul N. Hopkins	Director and Chairman of the Board

*
Jerry J. Carnahan	Director and President, Chief Executive Officer (Principal Executive Officer)

*
Joachim Masur	Director

/s/ Katherine P. Cody
Katherine P. Cody	Director and Senior Vice President, Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

*
David J. Dietz	Director

*
Gary R. Severson	Director

*
Stanley R. Smith	Director

*
John F. Sullivan, Jr.	Director

/s/ Katherine P. Cody
Katherine P. Cody	Attorney-In-Fact

* Pursuant to Power of Attorney previous filed or filed herewith.

EXHIBIT INDEX

Exhibit (b)(9)	Opinion and Consent of Patrick J. Carty, Esquire

Exhibit (b)(10)(a)	Consent of PricewaterhouseCoopers LLP

Exhibit (b)(15)	Powers of Attorney